As filed with the Securities and Exchange Commission on January 14, 2015.

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CORPORATE CAPITAL TRUST, INC.

(Exact name of registrant as specified in charter)

450 South Orange Avenue

Orlando, Florida 32801

(866) 745-3797

(Address and telephone number, including area code, of principal executive offices)

Steven D. Shackelford

President and Chief Financial Officer

Kirk A. Montgomery

General Counsel and Secretary

450 South Orange Avenue

Orlando, Florida 32801

Telephone: (866) 745-3797

(Name and address of agent for service)

COPIES TO:

Richard Horowitz, Esq.

Kenneth E. Young, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Tel: (212) 698-3500

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):  ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered(1)	Proposed Maximum Offering Price per Share	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(2)
Common Stock, $0.001 par value per share (3)	$	$	$	$
Preferred Stock, $0.001 par value per share (3)
Warrants (3)
Subscription Rights (4)
Debt Securities (5)
Total	$		$$750,000,000(1)(6)	$87,150(7)

(1)	Pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended (the “Securities Act”), this registration statement covers $750,000,000 aggregate principal amount of securities that were previously registered for sale under the Registrant’s registration statement on Form N-2 (File No. 333-199686), declared effective on January 7, 2015 (the “Previous Registration Statement”). The securities previously registered for sale under the Previous Registration Statement remained unsold and are being carried forward to this registration statement. If the Registrant sells any of such unsold securities pursuant to the Previous Registration Statement after the date of the initial filing but prior to the effectiveness of this registration statement, the Registrant will file a pre-effective amendment to this registration statement to reduce the amount of securities included on this registration statement. Pursuant to Rule 415(a)(6), the offering of the unsold securities registered under the Old Registration Statement will be deemed terminated as of the date of effectiveness of this registration statement.
(2)	Estimated pursuant to Rule 457(o) under the Securities Act, solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.
(3)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock or warrants as may be sold, from time to time. Warrants may represent rights to purchase common stock, preferred stock or debt securities.
(4)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of subscription rights as may be sold, from time to time, representing rights to purchase common stock.
(5)	Subject to Note 6 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $750,000,000.
(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $750,000,000.
(7)	Pursuant to Rule 457(p), the full amount of the total filing fee of $87,150 required in connection with the registration of $750,000,000 aggregate principal amount of securities under this registration statement is being offset against the filing fee associated with the unsold securities registered under the Previous Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 14, 2015

PRELIMINARY PROSPECTUS

$750,000,000

A Business Development Company

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

Corporate Capital Trust, Inc. is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (“1940 Act”). We are managed by CNL Fund Advisors Company and KKR Credit Advisors (US) LLC, both of which are registered as investment advisers with the Securities and Exchange Commission, or the SEC. We also have elected to be treated for federal income tax purposes, and intend to qualify annually, as a regulated investment company, or a “RIC,” under the Internal Revenue Code of 1986, as amended (the “Code”).

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $750,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors or (3) under such circumstances as the SEC may permit. See “Risk Factors” for more information.

There has been no public market for, or historical valuation of, our common stock. We commenced a continuous public offering of our common stock on April 4, 2011. We reserve the right to change our investment and operating policies without shareholder approval, except to the extent such approval is required by the 1940 Act.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Investing in the securities may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 12 of this prospectus to read about the risks you should consider before buying our securities.

This prospectus contains and any accompanying prospectus supplement will contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and any accompanying prospectus supplement before investing and keep them for future reference. A statement of additional information, dated the same date as this prospectus and containing additional information about us, has been filed with the SEC. The statement of additional information is incorporated in its entirety into this prospectus by reference and its table of contents appears on page 132. We file with the SEC annual, quarterly, and current reports, proxy statements, and other information regarding us. You may obtain a copy of any of these filings free of charge, make shareholder inquiries or request other information about us, by contacting us by mail at Shareholder Services, Corporate Capital Trust, Inc., 450 S. Orange Ave., Orlando, FL 32801, or by telephone at 866-650-0650. These documents are also available without charge at our website at www.corporatecapitaltrust.com. The SEC maintains a web site (www.sec.gov) that contains the statement of additional information and other information regarding us.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in our securities is NOT a bank deposit and is NOT insured by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement

The date of this prospectus is             , 2015

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $750 million of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus.

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement when considering whether to purchase any securities offered by this prospectus. We have not authorized any other person to provide you with different information from that contained in this prospectus and any accompanying prospectus supplements. The information contained in this prospectus and any accompanying prospectus supplements is complete and accurate only as of the date of this prospectus or such prospectus supplement. If there is a material change in our affairs, we will amend or supplement these documents only as required by law. Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus, all prospectus supplements and the related registration statement exhibits, together with additional information described below under “Additional Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.

We maintain a website at www.corporatecapitaltrust.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand an offering fully, you should read carefully the entire prospectus and any prospectus supplement, including the section entitled “Risk Factors,” before making a decision to invest in our securities. Unless otherwise noted, the terms “we,” “us,” “our,” “Company” and “Corporate Capital Trust” refer to Corporate Capital Trust, Inc. We refer to CNL Financial Group, LLC as “CNL Financial Group” and to CNL Fund Advisors Company as “CNL.” We refer to KKR & Co. L.P. as “KKR & Co.” and to KKR Credit Advisors (US) LLC as “KKR.” CNL and KKR serve as our investment advisors and are collectively referred to as our “Advisors.” We refer to our wholly owned special purpose financing subsidiaries, CCT Funding LLC, Halifax Funding LLC and Paris Funding LLC, as “CCT Funding,” “Halifax Funding” and “Paris Funding,” respectively.

Our Company

We are a non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Formed as a Maryland corporation on June 9, 2010, we are externally managed by CNL and KKR, which are collectively responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Both of our Advisors are registered as investment advisers with the SEC. We have elected to be treated for federal income tax purposes, and intend to qualify annually, as a regulated investment company, or a RIC, under the Code.

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. As of September 30, 2014, our investment portfolio totaled $2.4 billion and consisted primarily of senior and subordinated debt. We anticipate that a substantial portion of our portfolio will consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions. Our portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments.

We will seek to continue to build on the strong investment expertise and sourcing networks of our Advisors and adhere to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring. We intend to continue to be disciplined in selecting investments and focus on opportunities that we perceive offer favorable risk/reward characteristics and relative value. We believe the market for lending is currently characterized by significant demand for capital and that we will continue to have considerable opportunities as a provider of capital to achieve attractive pricing and terms on our investments. We plan to raise funds with the goal of serving our target market and continuing to capitalize on what we believe is a compelling and sustained market opportunity. See “Company Profile” beginning on page 36.

Our Public Offering

We commenced an ongoing continuous public offering of our common stock on April 4, 2011 and through September 30, 2014 we have sold 197.79 million shares of our common stock for net proceeds of approximately $1.966 billion.

Our Advisors

Our investment advisors are CNL, which is responsible for the overall management of our activities, and KKR, which is responsible for the day-to-day management of our investment portfolio. Under the overall supervision of our board of directors, CNL provides its investment advisory services under an investment advisory agreement with us, or the Investment Advisory Agreement, as amended, and its administrative services under an administrative services agreement with us, or the Administrative Services Agreement. KKR provides its services under a sub-advisory agreement with CNL and us, or the Sub-Advisory Agreement. See “Advisory Agreements and Fees” beginning on page 59.

Our investment process is a collaborative effort between CNL and KKR and benefits from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities they bring. To facilitate communication and coordination, our Advisors hold regular meetings to plan and discuss our investment strategy, potential investment opportunities, current market developments and investment goals. We believe their joint involvement in our business provides us with substantial market insight and valuable access to investment opportunities.

About CNL

CNL is a wholly owned subsidiary of CNL Financial Group, a leading private investment management firm providing global real estate and alternative investment opportunities. Since inception in 1973, CNL Financial Group or its affiliates have formed or acquired companies with more than $29 billion in assets. Over its history, CNL Financial Group has developed a contrarian investment philosophy and has invested through various market cycles in a broad range of industries, asset classes and geographies. Its sponsorship and management of a wide range of investment programs have fostered extensive experience investing in and lending to companies operating in the retail, restaurant, health care, hotel, leisure and recreation, financial services and insurance industries. CNL Financial Group has developed an investment philosophy that seeks to protect the downside, values quality over quantity and seeks to focus on underserved, undercapitalized markets. By championing a long-term perspective that focuses on building partnerships that extend beyond one transaction, CNL Financial Group has developed a broad network of business relationships, which we will continue to have access to and from which we will continue to benefit. CNL Financial Group strives to create enduring value by applying its TIC Principle™, which focuses on investing in the right Talent to work on the right Ideas with the Capital they need to succeed. Based in Orlando, Florida, CNL Financial Group is indirectly owned and controlled by James M. Seneff, Jr.

About KKR

KKR is a subsidiary of KKR & Co. L.P., (together with its affiliates, “KKR & Co.”), a leading global investment firm with a 38-year history of leadership, innovation and investment excellence. Founded in 1976, KKR & Co. is a global firm with offices around the world. It operates an integrated global platform for sourcing and executing investments across multiple industries, asset classes and geographies, and its executives are incentivized to think of KKR & Co. as “one firm” and to promote the success of all of its endeavors. Since its inception, KKR & Co. has completed more than 245 private equity investments with a total transaction value of over $505 billion. As of September 30, 2014, KKR had $26.3 billion of credit assets under management.

KKR & Co. operates with a single culture that rewards investment discipline, creativity, determination and patience and the sharing of information, resources, expertise and best practices across offices and asset classes, subject to information sharing policies and procedures. Because it believes that deep industry knowledge is integral to sourcing deals, working with portfolio companies and creating value for investors, its investment professionals are organized in industry-specific teams that require specialized knowledge and experience. These teams conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest, often on an exclusive basis. We believe this industry approach allows investment teams to become experts within their sectors and build strong relationships with companies needing capital, while covering the full corporate credit space.

See “Company Profile – Our Advisors” beginning on page 36.

Risk Factors

An investment in our securities involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” beginning on page 12 before deciding to invest in our securities. Risks involved in an investment in us include (among others) the following:

•	We are a relatively new company and are subject to all of the business risks and uncertainties associated with any business with a relatively short operating history, including the risk that we will not achieve our investment objective and that the value of our securities could decline substantially.

•	Our portfolio companies may request our assistance in the management of their affairs, however we may not have director or shareholder controls over the business affairs of the companies to which we loan capital. In addition, our investments in portfolio companies will be structured to be held until maturity and may not provide us with favorable terms for short term liquidity of the capital that we invest in them.

•	We have not established any limit on the extent to which we may use borrowings or offering proceeds to fund distributions to shareholders, which may reduce the amount of capital we ultimately invest in assets, and there can be no assurances that we will be able to sustain distributions at any particular level. Our distributions may exceed our earnings, particularly during the period before we have substantially invested our net offering proceeds, which may result in commensurate reductions in net asset value per share.

•	Our investments may include original issue discount instruments and payment-in-kind interest (“PIK”). To the extent original issue discount and PIK constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in taxable and accounting income prior to receipt of the cash representing such income.

•	You should not rely on your own broker-dealer to make an independent review and investigation of the terms of any offering pursuant to this prospectus. Because you should not rely on your broker-dealer, you will not have the benefit of any independent review and evaluation of the terms of any offering pursuant to this prospectus. In addition, we do not, and do not expect to, have research analysts reviewing our performance or our securities on an ongoing basis. Therefore, you will not have an independent review of our performance and the value of our securities relative to other publicly traded companies.

•	The total return swap, or TRS, entered into by our wholly owned financing subsidiary exposes us to certain risks, including market risk, liquidity risk, counterparty risk and other risks associated with the use of leverage. Where indicated, some of our portfolio information includes TRS assets that are owned and held by counterparty to the TRS. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio and Investment Activity” for more information.

•	Our credit ratings may not reflect all risks of an investment in our securities.

Market Opportunity

We pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We believe that the size of the market and these companies’ demand for flexible sources of capital has the potential to create an attractive investment environment for a number of reasons, including the following:

•	Current Market Environment. Although U.S. financial conditions have improved significantly since the recession of 2008-2009, we continue to identify highly interesting idiosyncratic investment opportunities. As U.S. corporate credit fundamentals have improved, default activity has decreased dramatically over the prior three years and remains low by historical standards. There have been unprecedented new issue-volumes as the financing environment has improved dramatically. Many large corporate issuers have benefited from this favorable capital market environment. Despite the relative ease with which large-scale corporates may have access to low-cost capital, there remain a substantial number of companies that, for a variety of reasons, are unable to access the syndicated debt markets on attractive financing terms. In the United States, we have often found such reasons to include size of issuer, complicated industry dynamics, regulatory overhang, as well as unique or complex capital structures. Given these market conditions, it is our view that providing senior and subordinated debt transactions to such companies represents an attractive investment opportunity. Furthermore, we believe the opportunity set for potential lending transactions is likely to increase given the gradual Federal Reserve tapering and the potential for a move away from the current Central Bank-subsidized low-interest rate environment.

•	Significant Private Equity Capital Available for New Transactions. In addition to general refinancing opportunities that rely heavily on debt financing, we believe there is a large pool of committed but uninvested capital, both in the United States and globally, available for use in new private equity investments. Industry sources suggest that as of August 2014, there was more than $450 billion of private equity capital available for private equity investments in the United States alone. We expect that as a result of their investable capital, private equity firms will be active investors in U.S. medium- and large-sized companies over the next few years and will require significant amounts of debt to finance their transactions.

•	Greater Demand for Non-Traditional Sources of Debt Financing. We believe that the financial crisis of 2008 inspired a certain skepticism on the part of small and middle-market companies toward institutional banks. Facing balance sheet strain as a result of the financial crisis, we believe that these institutions have also become less focused on building a constructive, long-term relationship with smaller borrowers. Consequently, we believe there is an increasing trend for companies to seek financing from alternative capital providers, such as our Company, that are able to develop trusted relationships with borrowers and offer a higher degree of certainty.

•	Business Environment. As new banking regulations, such as those implementing the 2010 Basel Committee on Banking Supervision’s Third Accord (or, Basel III) and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (or, the Dodd-Frank Act), require financial institutions to meet increased capital requirements, we believe it will become difficult and inefficient for these institutions to meet the financing needs of growing medium- to large-sized companies. This, in our view will continue to provide us with a potential market opportunity to deploy capital through primary issuance securities to this growing segment of the U.S. economy.

See “Company Profile – Market Opportunity” beginning on page 37.

Our Potential Competitive Advantages

As a business development company with a particular focus on lending activities, we experience competition from other business development companies, commercial banks, specialty finance companies, open-end and closed-end investment companies, opportunity funds, private equity funds and institutional investors, many of which generally have had greater financial resources than we do for the purposes of lending to U.S. businesses within our stated investment focus. These competitors may also have a lower cost of capital, may be subject to less regulatory oversight, and may have lower overall operating costs. The level of competition impacts both our ability to raise capital, find suitable corporate borrowers that meet our investment criteria and acquire and originate loans to these corporate borrowers. We may also face competition from other funds in or to which affiliates of KKR participate or advise.

We believe we have the following potential competitive advantages over other capital providers that operate in the markets we target and allow us to take advantage of the market opportunity we have identified:

•	Proprietary Sourcing and Deal Origination. Our Advisors, through their deep industry relationships and investment teams that actively source new investments, provide us with immediate access to an established source of proprietary deal flow. CNL and KKR have built leading franchises and deep relationships with major companies, financial institutions and other investment and advisory institutions for sourcing new investments. KKR’s investment professionals are also organized into industry groups that conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest, often on an exclusive basis. We believe that our Advisors’ broad networks and the internal deal generation strategies of their investment teams create favorable opportunities to deploy capital across a broad range of originated transactions that have attractive investment characteristics.

•	Focusing on Preserving Capital and Minimizing Losses. We believe that protecting principal and avoiding capital losses are critical to generating attractive risk-adjusted returns. Toward that end, our investment process is designed to: (i) utilize our Advisors’ proprietary knowledge and deep industry relationships to identify attractive prospective portfolio companies, (ii) conduct rigorous due diligence to evaluate the creditworthiness of, and potential returns from, credit investments in such portfolio companies, (iii) stress test prospective investments to assess the viability of potential portfolio companies in a downside scenario and their ability to repay principal and (iv) structure investments and design covenants and other rights that anticipate and mitigate issues identified through this process.

•	Experienced Management and Investment Expertise. Each of our Advisors has more than 35 years of investment experience that spans a broad range of economic, market and financial conditions. By accessing their combined resources, skills and experience, we believe we benefit from CNL’s contrarian investment philosophy of focusing on underserved, undercapitalized markets and KKR’s rigorous investment approach, industry expertise and experience investing throughout a company’s capital structure.

•	Disciplined Credit Analysis and Portfolio Monitoring. Our Advisors provide us with immediate access to an established platform for evaluating investments, managing risk and focusing on opportunities that generate superior returns with appropriate levels of risk. Through KKR, we benefit from an investment infrastructure that allows for intensive due diligence to filter investment opportunities and help select investments that offer the most favorable risk/reward characteristics.

•	Versatile Transaction Structuring and Flexible Capital. Our Advisors have experience and expertise in evaluating and structuring investments at all levels of a company’s capital structure and with varying features, providing numerous tools to manage risk while preserving opportunities for income, capital preservation and, to a lesser extent, long-term capital appreciation. We seek to continue to capitalize on this expertise and build our investment portfolio that performs in a broad range of economic conditions while meeting the unique needs of a broad range of borrowers. Although we are subject to regulation as a business development company, we are not subject to many of the regulatory limitations that govern traditional lending institutions. As a result, we believe that we can be more flexible in selecting and structuring investments and adjusting investment criteria. We believe borrowers view this flexibility as a benefit, making us an attractive financing partner.

•	Long-Term Investment Horizon. We believe that our flexibility to make investments with a long-term perspective provides us with the opportunity to generate favorable returns on invested capital and expands the types of investments that we may consider. The long-term nature of our capital helps us avoid disposing of assets at unfavorable prices and we believe makes us a better partner for portfolio companies.

See “Company Profile – Our Potential Competitive Advantages” beginning on page 38.

Our Investment Strategy

Our investment strategy focuses on creating an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our portfolio. When evaluating an investment, we use the resources of our Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe our flexible approach to investing allows us to take advantage of opportunities that offer favorable risk/reward characteristics.

While we consider each investment opportunity independently, we generally focus on portfolio companies that share the following characteristics:

•	Size. We seek to provide capital to medium- and large-sized private companies, which typically have more defensible market positions, stronger franchises and operations and better credit characteristics relative to their smaller peers. Although there are no strict lower or upper limits on the size of a company in which we may invest, we expect to focus on companies with EBITDAs (earnings before interest, taxes, depreciation and amortization) greater than $25 million.

•	Capital Structure. Our portfolio consists primarily of senior and subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. We seek to invest in companies that generate free cash flow at the time of our investment and benefit from material investments from well-known equity investors.

•	Management Team. We seek to prioritize investing in portfolio companies with strong, existing management teams that we believe have a clear strategic vision, long-standing experience in their industry and a successful operating track record. We favor companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.

•	Stage of Business Life Cycle. We seek mature, privately owned businesses that have long track records of stable, positive cash flow. We do not intend to invest in start-up companies or companies with speculative business plans. As a business development company, we generally must invest at least 70% of our total assets in “qualifying assets,” which, under relevant SEC rules, includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public listed companies that have a market capitalization of less than $250 million.

•	Industry Focus. While we will consider opportunities within all industries, we seek to prioritize industries having, in our view, favorable characteristics from a lending perspective. For example, we seek companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. We give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.

•	Geography. As a business development company under the 1940 Act, we focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each portfolio company in which we invest. There is no limit on the maturity or duration of any investment in our portfolio. We anticipate that substantially all of the investments held in our portfolio will have either a sub-investment grade rating by Moody’s Investors Service and/or Standard & Poor’s or will not be rated by any rating agency. Investment sizes will vary as our capital base changes and will ultimately be at the discretion of our Advisors subject to oversight by our board of directors.

Other Factors Affecting Portfolio Construction

As a business development company that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities are subject to certain regulatory restrictions that will shape our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code. For a description of certain valuation risks associated with our investments in privately owned companies, see “Risk Factors – A significant portion of our investment portfolio is recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments” on page 19.

In addition, we generally are not permitted to co-invest alongside certain affiliates of our Advisors in privately negotiated transactions, absent an exemptive order from the SEC. On May 21, 2013, the SEC issued an order granting us exemptive relief that expands our ability to co-invest with certain of our affiliates in privately negotiated transactions. Subject to the conditions specified in the exemptive order, we are permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR.

Portfolio and Investment Activity

As of September 30, 2014, our investment program consisted of two main components. First, since the inception of our investment activities we have been engaged in the direct purchase of debt securities primarily issued by portfolio companies, and directly lending to portfolio companies. We refer to this investment component as our “Investment Portfolio” in this prospectus. Second, beginning in November 2012, we have supplemented our economic exposure to portfolio companies by entering into TRS, arrangements with a commercial bank counterparty and directing the creation of a portfolio of underlying corporate bonds and loans that serve as reference assets under the TRS. We refer to this investment component as either our portfolio of TRS assets, or our “TRS Portfolio.”

In the case of our portfolio of TRS assets, we receive all: (i) realized income and fees and (ii) realized capital gains generated by the TRS assets. In return, we must pay quarterly to the TRS counterparty a payment consisting of: (i) realized capital losses and (ii) financing costs that are based on (A) a floating financing rate and (B) the settled notional amount of the TRS assets. The settled notional amount of the TRS assets is the net aggregate cost of the TRS assets underlying the TRS Portfolio that are settled and owned by the counterparty, and this aggregate cost serves as the basis for our payments of financing charges to the counterparty under the TRS agreements. The total notional amount of TRS assets includes the settled notional amount plus the effect of the purchase and sale of TRS assets where a TRS asset trade settlement, if any, is pending. At the end of the TRS contract life, we will receive additional economic benefit if the net value of the portfolio of TRS assets appreciates relative to the settlement date TRS notional amount. Correspondingly, we will be required to pay the counterparty the amount, if any, by which the net value of the portfolio of TRS assets declines relative to the settlement date TRS notional amount. We do not own, or have physical custody of, the TRS assets. The TRS assets are not direct investments by us.

As of September 30, 2014, our Investment Portfolio consisted of debt and equity securities relating to 100 portfolio companies diversified across 21 industry classifications. As of September 30, 2014, the TRS Portfolio consisted of debt securities relating to 32 portfolio companies diversified across 15 industry classifications.

The information presented in the table below is for further analysis of our Investment Portfolio and our TRS Portfolio. However, our investment program is not managed with any specific investment diversification or dispersion target goals. The table summarizes the composition of our Investment Portfolio and TRS Portfolio based on fair value as of September 30, 2014, excluding our short term investments.

	As of September 30, 2014 ($ in thousands)
Asset Category	Investment Portfolio at Fair Value	Percentage of Investment Portfolio	TRS Portfolio at Fair Value	Percentage of TRS Portfolio
Senior debt
Senior secured loans - first lien	$881,948	36.6%	$90,192	83.8%
Senior secured loans - second lien	745,354	30.9	9,584	8.9
Senior secured bonds	164,983	6.8	7,202	6.7

Total senior debt	1,792,285	74.3	106,978	99.4
Subordinated debt	476,939	19.8	644	0.6
Structured products	33,942	1.4	—	—
Equity/Other	107,972	4.5	—	—

Total	$2,411,138	100.0%	$107,622	100.0%

For a further discussion of our investment activities and investment attributes of both our investment portfolio and our portfolio of TRS assets, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Portfolio and Investment Activity.”

Advisors Fees

We pay CNL a fee for its services under the Investment Advisory Agreement. The fee consists of two components: a management fee and an incentive fee. The Sub-Advisory Agreement between CNL and KKR provides that KKR receives 50% of all fees payable to CNL under the Investment Advisory Agreement. The management fee is calculated at an annual rate of 2% of our average gross assets and is payable monthly in arrears. The incentive fee comprises the following two parts:

•	An incentive fee on net investment income, which we refer to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears and is based upon our pre-incentive fee net investment income for the immediately preceding quarter. The quarterly incentive fee on net investment income is (a) 100% of the pre-incentive fee net investment income of between 1.75% and 2.1875% of average adjusted capital, plus (b) 20% of pre-incentive fee net investment income in excess of 2.1875% of average adjusted capital.

•	An incentive fee on capital gains is calculated and payable in arrears as of the end of each calendar year. It is equal to 20% of our realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains as calculated in accordance with U.S. generally accepted accounting principles (GAAP) (subject to the limitation discussed in the next paragraph).

From and after January 1, 2013, for purposes of computing the performance-based incentive fee payable to the Advisors, we disregard any gains associated with the TRS interest spread (which represents the difference between (i) the interest and fees received on total return swaps, and (ii) the interest paid to the total return swaps counterparty on the settled notional value of total return swaps), and we only consider the net realized gains or losses on the termination or maturity of total return swaps for the purpose of testing and computing incentive fees on capital gains that may be payable annually to the Advisors.

The incentive fee may induce our Advisors to make investments on our behalf that are more risky or more speculative than would otherwise be the case. Similarly, because our management fee is calculated based on our gross assets (including any borrowings for investment purposes), our Advisors may be encouraged to use leverage to make additional investments. See “Risk Factors – Risks related to our Advisors and their respective affiliates – Our incentive fee may induce our Advisors to make speculative investments” on page 22 and “Advisory Agreements and Fees” beginning on page 59.

Plan of Distribution

We may offer, from time to time, up to $750 million of our securities, on terms to be determined at the time of each such offering and set forth in a supplement to this prospectus.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc., or FINRA, the compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the terms of the particular securities to be offered and the method of the offering of such securities. See “Plan of Distribution” beginning on page 130.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use substantially all of the proceeds from a sale of our securities, net of expenses, for general corporate purposes, which may include making investments in accordance with our investment objective and by following the strategies described in this prospectus and any prospectus supplement, reducing our borrowings under revolving credit agreements, paying our operating expenses, funding distributions to shareholders, paying management fees under the Investment Advisory Agreement as described elsewhere in this prospectus, and working capital purposes. See “Use of Proceeds” beginning on page 64, including for information regarding our outstanding borrowings as of September 30, 2014 and the corresponding interest rate charged on such borrowings.

Based on prevailing market conditions, we will invest the proceeds from the closing of any offering generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, money market funds and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a business development company and our intention to qualify annually as a RIC.

Distributions on Common Stock

On June 8, 2011, we began authorizing and paying monthly distributions to our shareholders. Because we intend to maintain our qualification as a RIC, we intend to distribute at least 90% of our annual taxable income to our shareholders. Our board of directors meets quarterly to declare weekly distribution record dates and monthly distribution payment dates. However, there can be no assurance that we will be able to continue to pay distributions at a specific rate or at all. Each year, as required, a statement on Internal Revenue Service Form 1099-DIV identifying the source of the distribution is mailed to our shareholders. See “Tax Matters” beginning on page 134.

We may fund our cash distributions to shareholders from any sources of funds available to us, including fee reductions by our Advisors that may be subject to repayment, as well as offering proceeds and borrowings. We have not established limits on the amount of funds we may use from any available sources to make distributions. Distributions from offering proceeds or from borrowings could also reduce the amount of capital we ultimately invest in portfolio companies. Our distributions in our initial year of investment operations, 2011, resulted from operating expense support payments by our Advisors to us that we were obligated to repay within three years. You should understand that such distributions in 2011 were not based on our investment performance. As of December 31, 2013, there were no remaining expense support amounts to be reimbursed to our Advisors. There can be no assurance that we will achieve the performance necessary to sustain our distributions, or that we will be able to continue to pay distributions at a specific rate, or at all. Our Advisors have no obligation to reduce their advisory fees or otherwise reimburse expenses in future periods.

Our Distribution Reinvestment Plan

We have adopted a distribution reinvestment plan that allows our shareholders to have the full amount of their distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan” on page 129.

Taxation of Our Company

We have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on ordinary income or capital gains we distribute to our shareholders from our tax earnings and profits. To maintain our RIC qualification, we must continue to meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will monitor our transactions to endeavor to prevent our disqualification as a RIC. See “Tax Matters” beginning on page 134.

Corporate Information

Our principal executive offices are located at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801. We maintain a website at www.corporatecapitaltrust.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear, directly or indirectly. Other expenses are estimated and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses.

Shareholder transaction expenses (as a percentage of offering price)
Sales load (1)	—%
Offering expenses (2)	—%
Distribution reinvestment plan fees (3)	None

Total shareholder transaction expenses	—%

Annual expenses (as a percentage of net assets attributable to common shares)
Base management fee (4)(5)	3.15%
Incentive fees (6)	0.78%
Interest payments on borrowed funds (4)(7)	2.81%
Acquired fund fees and expenses (4)(8)	0.01%
Other expenses (9)	0.52%

Total annual expenses	7.27%

Example: We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in our common stock. In calculating the following expense amounts, we have assumed that: (1) we have indebtedness, including deemed senior securities from the TRS arrangement, equal to 67% of our average net assets, (2) that our annual operating expenses remain at the levels set forth in the table above, (3) that the annual return on investments before fees and expenses is 5%, (4) that the net return after payment of fees and expenses is distributed to shareholders and reinvested at net asset value, and (5) that subscribers to our shares will pay an up-front selling commission of up to 7% and a marketing support fee of up to 3% with respect to common stock sold by us in this offering.

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from investment income:		$167		$278		$386		$642
You would pay the following incremental incentive fees on a $1,000 investment, assuming 5% annual return solely from realized capital gains:	$	+13	$	+36	$	+54	$	+79

Total expenses assuming a 5% annual return solely from realized capital gains:		$180		$314		$440		$721

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than 5%. This example should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a subordinated incentive fee on income of a material amount, both our distributions to our common shareholders and our expenses would be higher. If the 5% annual return is generated entirely from annual, realized capital gains, an incentive fee on capital gains under the Investment Advisory Agreement would be incurred, as shown above. See “Advisory Agreements and Fees” for information concerning incentive fees. If we achieve sufficient returns on our investments to trigger a subordinated incentive fee on income of a material amount, our expenses would likely be higher.

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the distribution reinvestment plan will be included in other expenses in the table above. See “Distribution Reinvestment Plan.”

(4)	Weighted average net assets employed as the denominator for expense ratio computation is $2.594 billion. This estimate is based on the assumption that we sell $900 million worth of our common stock in the twelve month period ending December 31, 2015. Actual weighted average net assets will depend on the number of shares we sell, realized gains/losses, unrealized appreciation/depreciation and share repurchase activity.

(5)	Our base management fee paid to our Advisors is calculated at an annual rate of 2% on the average value of our gross assets, and assuming we borrow funds, including the deemed senior securities from the TRS arrangement, at 67% of net assets. The estimate in the Fees and Expenses table is greater than 2% since it is computed as a percentage of net assets. If we borrow funds in excess of the 67% debt-to-net asset value ratio, then our base management fee in relation to our net assets would be higher than the estimate presented in the fee table.

(6)	The estimate for incentive fees assumes that the incentive fees payable to our Advisors (including the accrual for net unrealized appreciation) will bear the same percentage to average net assets for 2015 as (i) the estimated incentive fees, including the accrual for earned and unearned incentive fees on capital gains for 2014, which percentage is estimated to be 0.78%. Actual results may differ materially from this estimate. Based on our current business plan, we anticipate that we may have sufficient capital gains or net investment income that could result in the payment of incentive fees to our Advisors for the fiscal year ending December 31, 2015. The incentive fees are based on our performance and will not be paid unless we achieve certain goals. See “Advisory Agreements and Fees” for more information concerning the incentive fees. The incentive fee, if any, comprises two parts:

(i)	a subordinated incentive fee on income, which, at a maximum, for any quarter in which our pre-incentive fee net investment income exceeds 2.1875% of our average adjusted capital, will equal 20% of the amount of our pre-incentive fee net investment income; and

(ii)	an incentive fee on capital gains that will equal 20% of our capital gains net of (1) all realized losses on a cumulative basis, (2) unrealized depreciation at year end, if any, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP (subject to the limitation discussed in the next paragraph).

From and after January 1, 2013, for purposes of computing the performance-based incentive fee payable to the Advisors, we disregard any gains associated with the TRS interest spread (which represents the difference between (i) the interest and fees received on total return swaps, and (ii) the interest paid to the total return swaps counterparty on the settled notional value of total return swaps), and we only consider the net realized gains or losses on the termination or maturity of total return swaps for the purpose of testing and computing incentive fees on capital gains that may be payable annually to the Advisors.

(7)	We borrow funds to make investments, and the costs associated with such borrowing will be indirectly borne by our investors. The estimate in the Fees and Expenses table assumes we borrow for investment purposes an amount equal to 67% of our net assets and that the weighted average all-in annual cost of borrowings is 4.23%.

(8)	From time to time, we may invest in the securities or other investment instruments of public investment companies or business development companies. We assume a daily average of $100 million invested in money market funds at an average annual operating expense ratio of 0.16%.

(9)	Other expenses are based on a projection of expenses we expect to incur in connection with administering our business and our company during the remainder of calendar year 2015. The expenses of the distribution reinvestment plan are included in other expenses. The percentage presented in the Fees and Expenses table is based on the assumptions that (i) we achieve average net assets of approximately $2.594 billion during the remainder of calendar year 2015. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview – Operating Expenses.”

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and the applicable prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value and trading price, if any, of our common stock could decline, or the value of our preferred stock, warrants, subscription rights or debt securities may decline, and you may lose all or part of your investment.

Risks Related to Offerings Pursuant to this Prospectus

Shares of our common stock are not listed on an exchange or quoted through a quotation system and will not be listed for the foreseeable future, if ever. Therefore, our shareholders will have limited liquidity and may not receive a full return of invested capital (including front-end commissions, fees and expenses), upon selling their shares or upon a liquidation of our company.

Our shares are illiquid investments for which there is not a secondary market nor is it expected that any such secondary market will develop in the future. On or before December 31, 2018, our board of directors must consider, but is not required to recommend, a liquidity event for our shareholders. A future liquidity event could include: (i) a listing of our shares on a national securities exchange; (ii) a merger or another transaction approved by our board of directors in which our shareholders will receive cash or shares of a listed company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. Certain types of liquidity events, such as a listing, would allow us to retain our Investment Portfolio intact while providing our shareholders with access to a trading market for their securities.

We do not know at this time what circumstances will exist in the future and therefore we do not know what factors our board of directors will consider in determining whether to pursue a liquidity event in the future.

Also, since a portion of the public offering price from our sales of securities is used to pay expenses, commissions and fees, the full offering price paid by our security holders is not invested in portfolio companies. As a result, even if we do complete a liquidity event, holders of our common stock may not receive a return of all of their invested capital. If we do not successfully complete a liquidity event, liquidity for shares or our common stock will be limited to participation in our share repurchase program, which we have no obligation to maintain.

If our shares are listed on a national securities exchange or quoted through a quotation system, we cannot assure you a public trading market will develop or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of listed closed-end investment companies, including those that are business development companies, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock, if listed on a national securities exchange, will trade at, above or below net asset value.

We intend, but are not required, to offer to repurchase shares of our common stock on a quarterly basis. As a result holders of our common stock will have limited opportunities to sell their shares.

We have adopted a share repurchase program to allow holders of our common stock to tender shares to us on a quarterly basis at a price that is approximately equal to our net asset value as of the last business date of each relevant calendar quarter. The share repurchase program includes numerous restrictions that limit holders’ ability to sell their shares. We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the issuance of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from the sale of our investments as of the end of the applicable period to repurchase shares. We limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. To the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. Further, certain covenants in our senior credit facility may limit our ability to offer to repurchase shares on a quarterly basis. These limits may prevent us from accommodating all share repurchase demands in any year. Our board of directors may amend, suspend or terminate the share repurchase program upon 30 days’ notice. We will notify our shareholders of such developments: (i) in our quarterly reports or (ii) by means of a separate mailing to the holder, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, under the quarterly share repurchase program, we have discretion to not repurchase shares, to suspend the program, and to cease repurchases. Further, the program has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders, and, to the extent a holder is able to sell shares under the program, shareholders may not be able to recover the amount of their investment in our shares.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that a holder paid for our shares. As a result, to the extent a holder paid a price that includes a related sales load and to the extent the holder has the ability to sell shares pursuant to our share repurchase program, then the price at which the holder may sell shares, which will be at a price approximately equal to our net asset value on the last business day of the prior calendar quarter, may be lower than the amount the holder paid in connection with the purchase of our shares.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to continue to identify investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of an offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements, and/or other high-quality debt instruments maturing in one year or less from the time of investment. This will produce returns that are significantly lower than the returns, which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.

A shareholder’s interest in us will be diluted if we issue additional shares of common stock, which could reduce the overall value of an investment in us.

Our shareholders do not have preemptive rights to any shares we issue in the future. Our charter, which we refer to herein as the articles of incorporation, authorizes us to issue up to 1,000,000,000 shares of capital stock, all of which is currently designated as common stock. Pursuant to our articles of incorporation, a majority of our entire board of directors may amend our articles of incorporation to increase or decrease the aggregate number of authorized shares of stock or the number of authorized shares of stock of any class or series without shareholder approval. Our board may elect to sell additional shares in the future or issue equity interests in private offerings. To the extent we issue additional equity interests at or below net asset value, shareholders’ the percentage ownership interest in us may be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, holders of our common stock may also experience dilution in the book value and fair value of their shares.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the current net asset value of our common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, including a majority of those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our shareholders at that time will decrease and holders of our common stock will experience dilution.

Certain provisions of the Maryland General Corporation Law could deter takeover attempts.

Our bylaws exempt us from the Maryland Control Share Acquisition Act, which significantly restricts the voting rights of control shares of a Maryland corporation acquired in a control share acquisition. If our bylaws were amended to repeal this exemption from the Maryland Control Share Acquisition Act, that statute may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. Although we do not presently intend to adopt such an amendment to our bylaws, there can be no assurance that we will not so amend our bylaws at some time in the future. We will not, however, amend our bylaws to make us subject to the Maryland Control Share Acquisition Act without our board of directors determining that doing so would not conflict with the 1940 Act and obtaining confirmation from the SEC that it does not object to that determination.

Additionally, our board of directors may, without shareholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Our board of directors may also, without shareholder action, amend our articles of incorporation to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

Investing in our securities involves a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and includes volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The net asset value of our common stock may fluctuate significantly.

The net asset value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	changes in the value of our portfolio of investments and derivative instruments;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC or business development company status;

•	distributions that exceed our net investment income and net income as reported according to GAAP;

•	changes in earnings or variations in operating results;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of either of our Advisors or certain of their respective key personnel;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flows from operations, net investment income or earnings are not sufficient to fund declared distributions.

We may fund distributions from the uninvested proceeds of an offering and borrowings, and we have not established limits on the amount of funds we may use from such proceeds or borrowings to make any such distributions. We have paid and may continue to pay distributions from the sale of assets to the extent distributions exceed our earnings or cash flows from operations. Distributions from offering proceeds or from borrowings could reduce the amount of capital we ultimately invest in our Investment Portfolio.

Stockholders may experience dilution in their ownership percentage if they do not participate in our distribution reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in our distribution reinvestment plan may experience dilution over time. Stockholders who do not participate in our distribution reinvestment plan may experience accretion to the net asset value of their shares if our shares are trading at a premium to net asset value and dilution if our shares are trading at a discount to net asset value. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

The existence of a large number of outstanding shares and stockholders prior to completion of the listing of our common stock on a national securities exchange could negatively affect our stock price.

As of September 30, 2014, we had 195,861,823 shares of common stock outstanding and the ability of our stockholders to liquidate their investments is limited. If we were to list our common stock on a securities exchange in the future, a large volume of sales of these shares could decrease the prevailing market prices of our common stock and could impair our ability to raise additional capital through the sale of equity securities in the future. Even if a substantial number of sales are not effected, the mere perception of the possibility of these sales could depress the market price of our common stock and have a negative effect on our ability to raise capital in the future. In addition, anticipated downward pressure on our common stock price due to actual or anticipated sales of common stock from this market overhang could cause some institutions or individuals to engage in short sales of our common stock, which may itself cause the price of our stock to decline.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price, if any, for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities or convertible debt or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

We may in the future issue securities for which there is no public market and for which we expect no public market to develop.

In order to raise additional capital, we may issue debt or other securities for which no public market exists, and for which no public market is expected to develop. To the extent we issue securities for which no public market exists and for which no public market develops, a purchaser of such securities may not be able to liquidate the investment without considerable delay, if at all. If a market should develop for our debt and other securities, the price may be highly volatile, and our debt and other securities may lose value.

The trading market or market value of our publicly issued debt or convertible debt securities may fluctuate.

If we publicly issue debt or convertible debt securities, they may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt or convertible debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt or convertible debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If we issue debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time. In addition, subscription rights offerings and the prospect of future subscription rights offerings may create downward pressure on the secondary market price of our common stock due to the potential for the issuance of shares at a price below our net asset value, without a corresponding change to our net asset value.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by a third party of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

Risks Related to Our Business

We have a limited operating history.

We are a relatively new company and are subject to all of the business risks and uncertainties associated with any business with a relatively short operating history, including the risk that we will not sustain our investment objective and that the value of our securities could decline substantially.

The lack of liquidity in our investments may adversely affect our business.

We acquire a significant percentage of our portfolio company investments from privately held companies in directly negotiated transactions. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than exchange-listed securities. We typically would be unable to exit these investments unless and until the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering.

The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the fair value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations.

Moreover, securities purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions, investor perceptions, or the absence of active investment market participants.

Price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation and the incurrence of realized losses.

Prior to the onset of the financial crisis that began in 2007, securitized investment vehicles, hedge funds and other highly leveraged non-bank financial institutions comprised the majority of the market for purchasing and holding senior and subordinated debt. As the trading price of the loans underlying these portfolios began to deteriorate beginning in the first quarter of 2007, we believe that many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, widespread redemption requests, and other constraints resulting from the credit crisis generating further selling pressure.

Conditions in the U.S. corporate debt market may experience similar disruption or deterioration in the future, which may cause pricing levels to similarly decline or be volatile. As a result, our net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objective depends on the Advisors’ ability to manage and support our investment process. If the Advisors were to lose a significant number of their respective key professionals, or terminate the Investment Advisory and/or Sub-Advisory Agreement, our ability to sustain our investment objective could be significantly harmed.

We do not have employees. Additionally, we have no internal management capacity other than our appointed executive officers and are dependent upon the investment expertise, skill and network of business contacts of our Advisors to achieve our investment objective. Our Advisors evaluate, negotiate, structure, execute, monitor, and service our investments. Our success depends to a significant extent on the continued service and coordination of our Advisors, including their respective key professionals. The departure of a significant number of key professionals from KKR and CNL could have a material adverse effect on our ability to sustain our investment objective.

Our ability to sustain our investment objective also depends on the continued ability of our Advisors to identify, analyze, invest in, finance, and monitor companies that meet our investment criteria. Our Advisors’ capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the involvement of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To sustain our investment objective, our Advisors may need to retain, hire, train, supervise, and manage new investment professionals to participate in our investment selection and monitoring process. Our Advisors may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition and results of operations.

In addition, both the Investment Advisory Agreement and the Sub-Advisory Agreement have termination provisions that allow the agreements to be terminated by us on 60 days’ notice without penalty. Our Investment Advisory Agreement may be terminated at any time, without penalty, by CNL upon 120 days’ notice to us. The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by KKR upon 120 days’ notice and may be terminated, without the payment of penalty, by CNL upon 60 days’ notice if our board of directors or holders of a majority of our outstanding shares of common stock so direct. In addition, CNL and KKR have agreed that, in the event that one of them is removed by us other than for cause, or the advisory agreement of either of them is not renewed, the other will also terminate its agreement with us. The termination of either agreement may adversely affect the quality of our investment opportunities. In addition, in the event either agreement were terminated, it may be difficult for us to replace CNL, or for CNL to replace KKR.

The amount of any distributions we may make on our common stock is uncertain. We may not be able to pay holders of our common stock distributions, or be able to sustain distributions at any particular level, and our distributions per share, if any, may not grow over time, and our distributions per share may be reduced.

We pay distributions out of assets legally available for distribution. However, we cannot assure holders of our common stock that we will achieve investment results that will allow us to sustain a consistent targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of the risks described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company and certain covenants in our credit facilities can limit our ability to pay distributions. We cannot assure you that we will continue to pay distributions to our holders of our common stock in the future.

Distributions on our common stock may exceed our taxable earnings and profits; therefore, portions of the distributions that we pay may represent a return of capital to holders of our common stock, which will lower holders’ tax basis in their shares and reduce the amount of funds we have for investment in portfolio companies. We have not established any limit on the extent to which we may use borrowings, if any, or offering proceeds to fund distributions (which may reduce the amount of capital we ultimately invest in portfolio companies).

In the event that we encounter delays in locating suitable investment opportunities, we may pay our distributions from offering proceeds or from borrowings in anticipation of future cash flow, which may constitute a return of capital to holders of our common stock and will lower their tax basis in their shares. Distributions from offering proceeds or from borrowings also could reduce the amount of capital we ultimately have available to invest in interests of portfolio companies.

Because our business model depends to a significant extent upon relationships with corporations, financial institutions and investment firms, the inability of the Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that CNL and KKR will depend on their relationships with corporations, financial institutions and investment firms, and we rely indirectly to a significant extent upon these relationships to provide us with potential investment opportunities. If CNL or KKR fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, we may not be able to grow our Investment Portfolio. In addition, individuals with whom CNL and KKR have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay further deployment of our capital, reduce returns and result in losses.

We compete for investments with other business development companies and investment funds (including registered investment companies, private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, continue to increase their investment focus in our target market of privately owned U.S. companies. Moreover, we have experienced, and may continue to experience, increased competition from commercial banks and investment vehicles who lend to the middle market, including lending activity in our target market of privately-owned U.S. companies. Additionally, the Federal Reserve Bank and U.S. banking regulators may periodically provide incentives to U.S. commercial banks to originate more loans in the middle market of private companies. As a result of these new entrants and regulatory incentives, competition for investment opportunities in privately owned U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.

We may lose investment opportunities if we do not match our competitors’ pricing, terms, and investment structure criteria. If we are forced to match these competitors’ investment terms criteria, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face, and the manner in which we react or adjust to these competitive pressures, may have a material adverse effect on our business, financial condition, results of operations, effective yield on investments, investment returns, leverage ratio, and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also we may not be able to identify and make investments that are consistent with our investment objective.

A significant portion of our Investment Portfolio is recorded at fair value as determined in good faith in accordance with procedures established by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments and uncertainty as the accuracy of our net asset value.

A significant portion of our Investment Portfolio is comprised of investments that are negotiated and originated directly with portfolio companies. Such investments should be considered illiquid or requiring a lengthy time to sell. Additionally, such investments feature more uncertainty as to the precise accuracy of their fair market value since these investments are not positioned in any active securities exchange or secondary market that would otherwise enable informed market participants and dealers to submit bid prices.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in accordance with procedures established by our board of directors. There is not a public market or active secondary market for many of the securities of the privately held companies in which we invest. The majority of our investments are not publicly traded or actively traded on a secondary market but, instead, may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we value a significant portion of these securities quarterly at fair value as determined in good faith in accordance with procedures established by our board of directors.

The determination of fair value, and thus the amount of unrealized gains or losses we may recognize in any reporting quarter, is to a degree subjective, and our Advisors have a conflict of interest in making recommendations of fair value. We value these securities quarterly at fair value as determined in good faith in accordance with procedures established by our board of directors based on input from our Advisors and our audit committee. Our board of directors utilizes the services of independent third-party valuation firms to aid it in determining the fair value of certain securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, present value analysis of estimated future cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value in accordance with procedures established by our board of directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments. Additionally, a substantial over-estimate of the fair value of our investments may result in excessive borrowing advances relative to collateral value in certain of our credit facilities and lead to remedial margin calls.

Our board of directors may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our shareholders.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our securities. However, the effects might be adverse, which could negatively impact our ability to pay distributions to holders of our common stock and cause you to lose all or part of your investment.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state, and federal levels. Changes to the laws and regulations governing our permitted investments may require a change to our investment strategy. Such changes could differ materially from our strategies and plans as set forth in this prospectus and may shift our investment focus from the areas of expertise of our Advisors. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable and default rates on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. These occurrences could have a material adverse effect on our results of operations, the value of your investment in us and our ability to pay distributions to our shareholders.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution to holders of our common stock.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith in accordance with procedures established by our board of directors. Decreases in the market values or fair values of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we hold large positions in the securities of a small number of issuers, or within a particular industry, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the issuer’s financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, we are subject to the diversification requirements applicable to RICs under Subchapter M of the Code.

Our access to confidential information may restrict our ability to take action with respect to some investments, which, in turn, may negatively affect our results of operations.

We, directly or through our Advisors, may obtain confidential information about the companies in which we have invested or may invest. If we do possess confidential information about such companies, there may be restrictions on our ability to make, dispose of, increase the amount of, or otherwise take action with respect to, an investment in those companies. The impact of these restrictions on our ability to take action with respect to our investments could have an adverse effect on our results of operations.

We are exposed to risks resulting from the current low interest rate environment.

Since we will borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. The current, historically low interest rate environment can, depending on our cost of capital, depress our net investment income, even though the terms of our investments generally will include a minimum interest rate. In addition, any reduction in the level of interest rates on new investments relative to interest rates on our current investments could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness, as well as our capacity to pay distributions. Any such developments would result in a decline in our net asset value and in net asset value per share.

Risks Related to Our Advisors and their Respective Affiliates

The Advisors have limited experience managing a business development company.

Our Advisors have only three years of experience managing a vehicle regulated as a business development company and may not be able to continue to operate our business successfully or achieve our investment objective. As a result, an investment in our securities may entail more risk than the securities of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other types of investment vehicles previously managed by the Advisors. For example, under the 1940 Act, business development companies are generally required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, asset diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or RIC or could force us to pay unexpected taxes and penalties, which could be material. The Advisors’ lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

The Advisors and their respective affiliates, including our officers and some of our directors, may face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in increased risk-taking by us.

The Advisors and their respective affiliates will receive substantial fees from us in return for their services, including certain incentive fees based on the amount of appreciation of our investments. These fees could influence the advice provided to us. Generally, the more equity we sell in public offerings and the greater the risk assumed by us with respect to our investments, the greater the potential for growth in our assets and profits (and, correlatively, the fees payable by us to the Advisors). These compensation arrangements could affect our Advisors’ or their respective affiliates’ judgment with respect to public offerings of equity and investments made by us, which allow the Advisors to earn increased asset management fees.

The time and resources that individuals associated with the Advisors devote to us may be diverted, and we may face additional competition due to the fact that neither CNL nor KKR is prohibited from raising money for or managing another entity that makes the same types of investments that we target.

The Advisors currently manage other investment entities and are not prohibited from raising money for and managing future investment entities that make the same types of investments as those we target. As a result, the time and resources that our Advisors devote to us may be diverted, and during times of intense activity in other programs they may devote less time and resources to our business than is necessary or appropriate. In addition, we may compete with any such investment entity for the same investors and investment opportunities.

The Advisors will experience conflicts of interest in connection with the management of our business affairs.

Our Advisors will experience conflicts of interest in connection with the management of our business affairs, including relating to the allocation of investment opportunities by the Advisors and their respective affiliates; compensation to the Advisors; services that may be provided by the Advisors and their respective affiliates to issuers in which we invest; investments by us and other clients of the Advisors, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Advisors; differing recommendations given by the Advisors to us versus other clients; the Advisors’ use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; and restrictions on the Advisors’ use of “inside information” with respect to potential investments by us.

The Advisors have incentives to favor their respective other accounts and clients over us, which may result in conflicts of interest that could be harmful to us.

Because our Advisors manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, an Advisor may receive fees from certain accounts that are higher than the fees received by the Advisor from us, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager for the Advisor has an incentive to favor the higher fee and/or performance-based fee accounts over us. In addition, a conflict of interest exists to the extent an Advisor has proprietary investments in certain accounts, where its portfolio managers or other employees have personal investments in certain accounts, or when certain accounts are investment options in the Advisor’s employee benefit plans. The Advisors have an incentive to favor these accounts over us. Our board of directors monitors these conflicts.

An Advisor’s actions on behalf of its other accounts and clients may be adverse to us and our investments and harmful to us.

Each of our Advisors manages assets for accounts other than us, including private funds (for purposes of this section, “Advisor Funds”). Actions taken by an Advisor on behalf of its Advisor Funds may be adverse to us and our investments, which could harm our performance. For example, we may invest in the same credit obligations as other Advisor Funds, although, to the extent permitted under the 1940 Act, our investments may include different obligations of the same issuer. Decisions made with respect to the securities held by one Advisor Fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Advisor Funds (including us). As a further example, an Advisor may manage accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which we invest, which could harm our performance for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.

Our Advisors will face restrictions on their use of inside information about existing or potential investments that they acquire through their relationships with other advisory clients, and those restrictions may limit the freedom of our Advisors to enter into or exit from investments for us, which could have an adverse effect on our results of operations.

In the course of their respective duties, the members, officers, directors, employees, principals or affiliates of our Advisors may come into possession of material, non-public information. The possession of such information may, to our detriment, limit the ability of our Advisors to buy or sell a security or otherwise to participate in an investment opportunity for us. In certain circumstances, employees of our Advisors may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict our ability to trade in the securities of such companies. For example, if personnel of an Advisor come into possession of material non-public information with respect to our investments, such personnel will be restricted by our Advisor’s information-sharing policies and procedures or by law or contract from sharing such information with our management team, even where the disclosure of such information would be in our best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of our Advisors to enter into or exit from potentially profitable investments for us which could have an adverse effect on our results of operations. Accordingly, there can be no assurance that we will be able to fully leverage the resources and industry expertise of our Advisors’ other businesses. Additionally, there may be circumstances in which one or more individuals associated with an Advisor will be precluded from providing services to us because of certain confidential information available to those individuals or to other parts of the Advisor.

We may be obligated to pay our Advisors incentive fees even if we incur a net loss due to a decline in the value of our portfolio and even if our earned interest income is not payable in cash.

Our Investment Advisory Agreement entitles CNL to receive an incentive fee based on our pre-incentive fee net investment income regardless of any capital losses. In such case, we may be required to pay CNL an incentive fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter. CNL will pay 50% of any such incentive fee to KKR.

Any incentive fee payable by us that relates to our pre-incentive fee net investment income may be computed and paid on income that may include interest that has been accrued but not yet received, or interest in the form of securities received rather than cash (“payment-in-kind,” or “PIK,” income). If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. Our Advisors are not obligated to reimburse us for any part of the incentive fee they received that was based on accrued interest income that we never received as a result of a subsequent default, and such circumstances would result in our paying a subordinated incentive fee on income we never receive. PIK income will be counted toward the incentive fee that we are obligated to pay our Advisors even though we do not receive the income in the form of cash.

The quarterly incentive fee on income that we pay is recognized and paid without regard to: (i) the trend of pre-incentive fee net investment income on adjusted capital over multiple quarters in arrears which may in fact be consistently less than the preference return, or (ii) the net income or net loss in the current calendar quarter, the current year or any combination of prior periods.

For federal income tax purposes, we may be required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay a subordinated incentive fee on income with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our incentive fee may induce our Advisors to make speculative investments.

The incentive fee payable by us to CNL (50% of which will be paid to KKR) may create an incentive for our Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangements. The way in which the incentive fee is determined may encourage our Advisors to use leverage to increase the leveraged return on our Investment Portfolio.

In addition, the fact that our base management fee— a portion of which is paid to KKR —is payable based upon our gross assets (which includes any borrowings for investment purposes, any unrealized depreciation or appreciation on the TRS and any cash collateral on deposit pursuant to the terms of the TRS) may encourage our Advisors to use leverage to make additional investments. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. Under certain circumstances, the use of leverage may increase the likelihood of our default on our borrowings, which would be detrimental to holders of our securities.

Our ability to enter into transactions with our affiliates will be restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate on a principal basis, absent the prior approval of our board of directors and, in some cases, the SEC. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction is considered a joint transaction), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain joint transactions involving entities that share a common investment adviser. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company that is controlled by a fund managed by either of our Advisors or their respective affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, invest alongside our Advisors’ and their respective affiliates’ other clients, including other entities they manage, which we refer to as affiliates’ other clients, in certain circumstances when doing so is consistent with applicable law and SEC staff interpretations and guidance. We may also invest alongside the other clients of our Advisors, as otherwise permissible under regulatory guidance, applicable regulations and the Advisors’ allocation policies. It is our policy to base our board of directors’ determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

The May 21, 2013 exemptive order granted by the SEC to us, our Advisors and certain of their respective affiliates, which we refer to as our SEC Exemptive Order, permits us to participate in certain transactions originated by the Advisors or their respective affiliates. However, affiliates of our Advisors whose primary business includes the origination of investments may engage in investment advisory businesses with client accounts that compete with us, and those affiliates have no obligation to make their originated investment opportunities available to our Advisors or to us.

In situations when co-investment with affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of exemptive relief granted to us by the SEC (as discussed above), our Advisors will need to decide which client or clients will proceed with the investment. Generally, we will not have an entitlement to make a co-investment in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we are unable to invest in any issuer in which an affiliate’s other client holds a controlling interest.

We may make investments that could give rise to a conflict of interest.

We do not expect to invest in, or hold securities of, companies that are controlled by affiliates’ other clients. However, an affiliate’s other clients may invest in, and gain control over, one of our portfolio companies. If an affiliate’s other client, or clients, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions our Advisors may be unable to implement our investment strategies as effectively as they could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, our Advisors may be unable to engage in certain transactions that they would otherwise pursue. In order to avoid these conflicts and restrictions, our Advisors may choose to exit these investments prematurely and, as a result, we would forego any positive returns associated with such investments. In addition, to the extent that an affiliate’s other client holds a different class of securities than we as a result of such transactions, our interests may not be aligned.

We are not managed by KKR & Co. or CNL Financial Group., but rather subsidiaries of both and may not replicate the success of those entities.

We are managed by our Advisors and not by CNL Financial Group or KKR & Co. Our performance may be lower or higher than the performance of other entities managed by CNL Financial Group Inc. or KKR & Co. L.P. or their affiliates and their past performance is no guarantee of our future results.

Our Advisors’ liability is limited under the Investment Advisory and Sub-Advisory Agreements, and we are required to indemnify our Advisors against certain liabilities, which may lead our Advisors to act in a riskier manner on our behalf than they would when acting for their own account.

Our Advisors have not assumed any responsibility to us other than to render the services described in the Investment Advisory and Sub-Advisory Agreements, and they will not be responsible for any action of our board of directors in declining to follow our Advisors’ advice or recommendations. Pursuant to the Investment Advisory and Sub-Advisory Agreements, our Advisors and their respective directors, officers, shareholders, members, agents, employees, controlling persons, and any other person or entity affiliated with, or acting on behalf of the Advisors will not be liable to us for their acts under the Investment Advisory and Sub-Advisory Agreements, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have also agreed to indemnify, defend and protect our Advisors and their respective directors, officers, shareholders, members, agents, employees, controlling persons and any other person or entity affiliated with, or acting on behalf of the Advisors with respect to all damages, liabilities, costs and expenses resulting from acts of our Advisors not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. These protections may lead our Advisors to act in a riskier manner when acting on our behalf than they would when acting for their own account.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a business development company.

As a business development company, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition, and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions and correspondingly decrease our operating flexibility.

Regulations governing our operation as a business development company and RIC will affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.

As a result of the annual distribution requirement to qualify as a RIC, we may need to access the capital markets periodically to raise cash to fund new investments in portfolio companies. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. If we issue senior securities, we are exposed to risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. Therefore, we intend to continuously issue equity securities, which may lead to shareholder dilution.

We may borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC, which would generally result in a corporate-level tax on any income and net gains. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common shareholders.

In addition, we anticipate that as market conditions permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio.

If we cannot obtain debt financing or equity capital on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from our sale of securities will be used for, among other things including any use of proceeds described in a prospectus supplement, our investment opportunities, and, if necessary, the payment of operating expenses and the payment of various fees and expenses such as management fees, incentive, other fees and distributions. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require additional debt financing or equity capital to operate. Pursuant to tax rules that apply to us, we are required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our shareholders to maintain our RIC status. Accordingly, in the event that we need additional capital in the future for investments or for any other reason we may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain further debt or equity financing on acceptable terms, our ability to acquire additional investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

Risks Related to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

We pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors.

•	Senior Debt. When we invest in senior debt, we generally seek to take a security interest in the available assets of the portfolio company, including equity interests in any of its subsidiaries. There is a risk that the collateral securing our investments may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

•	Subordinated Debt. Our subordinated debt investments are generally subordinated to senior debt and are generally unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

•	Equity Investments. We expect to make selected equity investments. In addition, when we invest in senior and subordinated debt, we may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Most debt securities in which we invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality. Debt securities rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

To the extent original issue discount (OID) and payment-in-kind (PIK) interest income constitute a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.

Our investments may include OID and PIK instruments. To the extent OID and PIK constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in accounting income and taxable income prior to receipt of cash, including the following:

•	OID and PIK instruments may have unreliable valuations because the accruals require judgments about collectability.

•	OID and PIK instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.

•	For accounting purposes, cash distributions to shareholders that include a component of OID or PIK income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of OID or PIK income may come from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact.

•	The presence of OID and PIK create the risk of non-refundable cash payments to the Advisors in the form of subordinated incentive fees on income based on non-cash OID and PIK accruals that may never be realized.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Subordinated liens on collateral securing debt investments that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we make in portfolio companies will be secured on a second priority basis by the same collateral securing senior debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Although we generally structure certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company or a representative of us or the Advisors sat on the board of directors of such portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors.

In addition, a number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of our investments in portfolio companies (including that, as a business development company, we may be required to provide managerial assistance to those portfolio companies), we may be subject to allegations of lender liability.

We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, may not be able to dispose of our interest in our portfolio companies.

We do not expect to control most of our portfolio companies, although we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We are exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. Because we borrow money to finance a portion of our Investment Portfolio, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income.

Moderate increases in interest rates may reduce our net investment income, depending on the types of credit facilities we employ to borrow funds for investment purposes. Several of our credit facilities that enable us to borrow capital from lenders feature floating interest rate provisions and no base interest rate floors. Meanwhile, a substantial portion of our debt investment portfolio features variable interest rates coupled with base interest rate floors (e.g. a base interest rate of 3-month LIBOR plus a margin of 450 basis points with a base interest rate floor of 75 basis points results in an overall daily coupon rate of 5.25%/360 as long as 3-month LIBOR is below 0.75%). As a result, the first leg of interest rate increases from prevailing interest rate levels will likely result in nearly immediate increases in the cost of our borrowings while a substantial portion of our variable interest rate debt investment portfolio will not experience any increase in interest income unless and until the LIBOR reference rates that predominantly apply to our debt investment portfolio increase materially above 1.0%.

In addition, interest rates have recently been at or near historic lows. In the event of a significant rising interest rate environment, our portfolio companies with adjustable-rate loans could see their interest payments increase and there may be a significant increase in the number of our portfolio companies who are unable or unwilling to pay interest and repay their loans. Our investment portfolio of adjustable-rate loans may also decline in value in response to rising interest rates if the adjustable interest rates do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, our investments with fixed interest rates will likely decline in value.

The Board of Governors of the Federal Reserve System has indicated that it intends to taper its “quantitative easing” program, which potentially could lead to a general rise in interest rates and/or market volatility. In periods of market volatility, the market values of (i) fixed income securities; and (ii) portfolio companies with adjustable-rate loans, may be more sensitive to changes in interest rates.

We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

International investments create additional risks.

We have made, and expect to continue to make, investments in portfolio companies that are domiciled outside of the United States. We anticipate that up to 30% of our investments may be in these types of assets. Our investments in foreign portfolio companies are deemed “non-qualifying assets”, which means, as required by the 1940 Act, they may not constitute more than 30% of our total assets at the time of our acquisition of any asset, after giving effect to the acquisition. Notwithstanding the limitation on our ownership of foreign portfolio companies, such investments subject us to many of the same risks as our domestic investments, as well as certain additional risks, including the following:

•	foreign governmental laws, rules and policies, including those restricting the ownership of assets in the foreign country or the repatriation of profits from the foreign country to the United States;

•	foreign currency devaluations that reduce the value of and returns on our foreign investments;

•	adverse changes in the availability, cost and terms of investments due to the varying economic policies of a foreign country in which we invest;

•	adverse changes in tax rates, the tax treatment of transaction structures and other changes in operating expenses of a particular foreign country in which we invest;

•	the assessment of foreign-country taxes (including withholding taxes, transfer taxes and value added taxes, any or all of which could be significant) on income or gains from our investments in the foreign country;

•	adverse changes in foreign-country laws, including those relating to taxation, bankruptcy and ownership of assets;

•	changes that adversely affect the social, political and/or economic stability of a foreign country in which we invest;

•	high inflation in the foreign countries in which we invest, which could increase the costs to us of investing in those countries;

•	deflationary periods in the foreign countries in which we invest, which could reduce demand for our assets in those countries and diminish the value of such investments and the related investment returns to us; and

•	legal and logistical barriers in the foreign countries in which we invest that materially and adversely limit our ability to enforce our contractual rights with respect to those investments.

In addition we may make investments in countries whose governments or economies may prove unstable. Certain of the countries in which we may invest may have political, economic and legal systems that are unpredictable, unreliable or otherwise inadequate with respect to the implementation, interpretation and enforcement of laws protecting asset ownership and economic interests. In some of the countries in which we may invest, there may be a risk of nationalization, expropriation or confiscatory taxation, which may have an adverse effect on our portfolio companies in those countries and the rates of return we are able to achieve on such investments. We may also lose the total value of any investment which is nationalized, expropriated or confiscated. The financial results and investment opportunities available to us, particularly in developing countries and emerging markets, may be materially and adversely affected by any or all of these political, economic and legal risks.

We may acquire various structured financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available to service our debt or for distribution to our shareholders.

We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to service our debt or pay distributions to our shareholders.

The TRS and any other derivative transactions into which we may enter expose us to certain risks, including market risk, liquidity risk and other risks associated with the use of leverage.

As of November 2012, our wholly owned special purpose financing subsidiary, Halifax Funding, became a party to a total return swap arrangement, or TRS, with The Bank of Nova Scotia, referred to as the counterparty. Pursuant to the TRS, we periodically receive any income generated by TRS assets underlying the TRS and collected by the counterparty. We also receive the realized gains from the liquidation of TRS assets over the life of the TRS. Correspondingly, if there is a net realized loss from the liquidation of TRS assets over the life of the TRS, we are required to periodically pay the counterparty the amount of such net realized losses. Pursuant to the terms of the TRS arrangement, we must pay the counterparty a series of floating rate periodic payments over the life of the TRS. These periodic payments are based on the settled notional amounts of the underlying TRS assets.

The TRS effectively adds leverage to our portfolio by providing us investment and economic exposure to a security or portfolio of securities without our owning, investing directly in, or taking physical custody of such security or portfolio of securities.

The TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the TRS assets underlying the TRS. In addition, because the TRS is a form of synthetic leverage, it is subject to risks associated with the use of leverage. Moreover, we may incur certain costs in connection with the TRS that could in the aggregate be significant.

The TRS is subject to the risk that the counterparty will default on its payment obligations under the TRS arrangement or that one party will otherwise not be able to meet its contractual obligations to the other. Under the TRS, we make periodic payments based on a variable interest rate and have to post collateral to secure our obligations to the counterparty. In addition, by making periodic payments based on a variable interest rate, we bear the risk of depreciation with respect to the value of the TRS assets underlying the TRS and may be required under the terms of the TRS to post additional collateral on a dollar-for-dollar basis in the event the value of the TRS assets underlying the TRS depreciates in a material amount relative to any cash collateral previously posted by us.

If the counterparty chooses to exercise its termination rights under the TRS, it is possible that, because of adverse market conditions existing at the time of such termination, we will owe more to the counterparty (or will be entitled to receive less from the counterparty) than we would otherwise have if we controlled the timing of such termination.

For purposes of determining our compliance with the asset coverage ratio test applicable to us as a business development company, we will treat the outstanding notional amount of the TRS and any further total return swap to which we are a party, less the actual amount of any cash collateral posted by us under the TRS and such further total return swap, as a senior security for the life of that instrument. Further, for purposes of determining our compliance with the 70% qualifying assets requirement of Section 55(a) under the 1940 Act, we will treat each loan or bond underlying the TRS and any further total return swap to which we are a party as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets may increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior or second lien loans. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

In late 2007, the U.S. economy entered a recession that officially lasted until June 2009, although the effects continued thereafter. As a result of those economic conditions, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. Such value declines were exacerbated by widespread forced liquidations. Such forced liquidations impacted many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets and caused extreme economic uncertainty. Although there has been improvement in the U.S. economy since then, certain sectors remain weak and unemployment remains at higher than historical levels.

A return of recessionary conditions and/or continued negative developments in the domestic and international credit markets may significantly affect the markets in which we do business, the value of our loans and investments, and our ongoing operations, costs and profitability. Any such unfavorable economic conditions, including rising interest rates, may also increase our funding costs, limit our access to capital markets or negatively impact our ability to obtain financing, particularly from the debt markets. In addition, any future financial market uncertainty could lead to financial market disruptions and could impact our ability to obtain financing. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results and financial condition.

The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our business, financial condition and results of operations.

In August 2011 and then as affirmed in August 2013, Standard & Poor’s Rating Services lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. Additionally in January of 2012, Standard & Poor’s Rating Agency lowered its long-term sovereign credit rating for several large European countries. These ratings have negatively impacted global markets and economic conditions. Although the U.S. lawmakers have taken steps to avoid further downgrades, U.S. budget deficit concerns and similar conditions in Europe have increased the possibility of additional credit-rating downgrades and worsening global economic and market conditions. There can be no assurance that current or future governmental measures to mitigate these conditions will be effective. These conditions, government actions and future developments may cause interest rates and borrowing costs to rise, which may adversely impact our ability to access debt financing on favorable terms. Continued or future adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its debt financing and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

•	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

•	may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of the Advisors’ management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. If there is no readily available market for these investments, we are required to carry these investments at fair value as determined by our board of directors. As a result, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Advisors or any of their respective affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

Finally, little public information generally exists about private companies and these companies may not have third-party credit ratings or audited financial statements. We must therefore rely on the ability of our Advisors to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

We may not have the funds or ability to make additional investments in our portfolio companies or to fund our unfunded commitments.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, we prefer other opportunities, we are limited in our ability to do so by compliance with business development company requirements, or we desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by our Advisors’ allocation policies. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

The agreements governing each of our revolving credit facilities contain various covenants which, if not complied with, could accelerate repayment under the relevant facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to service our debt or pay distributions to our shareholders.

We and each of our wholly owned, special purpose financing subsidiaries are party to revolving or term credit facilities with one or more lenders. We or either of our special purpose financing subsidiaries may become party to additional such facilities in the future. The agreements governing these facilities currently, and are likely to continue to, contain default provisions such as:

•	the failure to make principal payments when due or interest payments within three business days of when due;

•	borrowings under the facility exceeding the applicable advance rates;

•	the purchase by us or the relevant financing subsidiary, as applicable, of certain ineligible assets;

•	the insolvency or bankruptcy of us or the relevant financing subsidiary;

•	the decline of our or the relevant financing subsidiary’s, as applicable, net asset value below a specified threshold; and

•	fraud or other illicit acts by us, KKR or CNL in our or their respective investment advisory capacities.

An event of default under any one credit facility may result, among other things, in the termination of the availability of further funds under that facility and other unrelated credit facilities, and an accelerated maturity date for all amounts outstanding under the credit facility or facilities. This could disrupt our business, reduce our revenues and, by delaying any dividends allowed to us under the facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business, service our debt, make distribution payments to our shareholders and maintain our status as a RIC.

The agreements governing each credit facility would require us or the relevant financing subsidiary, as applicable, to comply with certain operational covenants. These covenants may, for example, require us or the relevant financing subsidiary, as applicable, to, among other things, maintain eligible assets with an aggregate equity value, net of borrowing balance, equal to or exceeding specified amounts under the facility. In addition, under the relevant facility, the occurrence of certain “Super-Collateralization Events” may result in an increase of the collateral equity value that we or the relevant financing subsidiary, as applicable, is required to maintain. Super-Collateralization Events would include, among other things:

•	certain key employees ceasing to be directors, principals, officers or investment managers of KKR;

•	the bankruptcy or insolvency of KKR or CNL;

•	KKR or CNL ceasing to act as sub-advisor or advisor for us or the relevant financing subsidiary;

•	our ceasing to act as the relevant financing subsidiary’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value above a specified threshold; and

•	fraud or other illicit acts by us, KKR or CNL in our or their respective investment advisory capacities.

A decline in the value of assets owned by us or the relevant financing subsidiary, as applicable or the occurrence of a Super-Collateralization Event under the relevant facility could result in our being required to retain, acquire or contribute to the relevant financing subsidiary, as applicable, additional assets, which would likely disrupt our business and impact our ability to meet our investment objectives, service our debt and pay distributions to our shareholders.

The failure to meet collateral requirements under the relevant facility or the occurrence of any other event of default that results in the termination of such facility may force us to liquidate positions at a time and/or at a price that is disadvantageous to us and could result in losses. In addition, upon the occurrence of an event of default under the relevant facility, the related lender would have the right to the assets pledged as collateral supporting the amounts outstanding under the facility and could sell such assets in order to satisfy amounts due under the facility.

Each borrowing under any credit facility will be subject to the satisfaction of certain conditions. We cannot assure you that we or the relevant financing subsidiary, as applicable, will be able to borrow funds under the relevant facility at any particular time or at all. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Capital Resources and Liquidity” for a more detailed discussion of the terms of our credit facilities.

To the extent that we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available to service our debt or for distribution to our shareholders, and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. Since we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our securities. If the value of our assets decreases, leveraging will cause net asset value to decline more sharply than it otherwise would if we had not borrowed and employed leverage. Similarly, any decrease in our income would cause net income to decline more sharply than it would have if we had not borrowed and employed leverage. Such a decline could negatively affect our ability to service our debt or make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Advisors.

The amount of leverage that we employ depends on our Advisors’ and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for servicing our debt or distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a business development company, we are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to service our debt or make distributions.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our securities assuming various annual returns, net of expenses. The calculated results in the table are hypothetical and actual returns may be higher or lower than those presented in the table. The calculated results are based on the following assumptions:

•	$2.01 billion in income earning total assets at beginning of 2014 (i.e., assumed total assets for the purpose of this illustration is equal to investments at fair value as of December 31, 2013 and reduced by the amount of payables for investments purchased plus the TRS assets at fair value);

•	$707.39 million in senior securities from the credit facilities outstanding for 2013;

•	$22.41 million in deemed senior securities from the TRS arrangement for 2014;

•	an unused credit facility commitment balance of $77.61 million for 2014 and a commitment fee of 0.75% on unused credit facility commitment balances;

•	$1.430 billion in net assets attributable to common stock; and

•	a current effective interest rate of 2.545%, which includes the impact of the TRS, for 2014.

In order to compute the “corresponding return to shareholders,” the “assumed return on our portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. The accrued interest expense is calculated by adding (i) the product of the assumed current effective interest rate times the assumed debt outstanding, and (ii) the product of the commitment fee times the assumed unused credit facility commitment balance. The accrued interest expense as so calculated is then subtracted from the assumed return to us in order to determine the return available to shareholders. The return available to shareholders is then divided by the total amount of net assets attributable to common stock to determine the “corresponding return to shareholders.” The amortization of deferred credit facility financing costs is not considered in accrued interest expense; actual interest payments may be different.

Assumed return on our portfolio (net of expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%	0.97%
Corresponding return to shareholders	-15.39%	-8.37%	-1.34%	5.69%	12.71%	0.00%

The illustrative results in the table above indicate that an assumed -5.0% annual return on our earning assets in 2014 would hypothetically result in a -8.37% return to shareholders of our common stock. Likewise, an assumed 5.0% annual return on our earning assets in 2014 would hypothetically result in a 5.69% return to shareholders of our common stock. Finally, our portfolio must hypothetically earn an annual return of 0.97% in 2014 in order to cover annual interest payments on the assumed level of debt outstanding in 2014.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or if we make investments through taxable subsidiaries.

To maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements.

The minimum annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of subchapter M. We would be taxed on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We must also satisfy an additional annual distribution requirement during each calendar year in order to avoid a 4% excise tax on the amount of the under-distribution. Because we use debt financing, we are subject to (i) an asset coverage ratio requirement under the 1940 Act and (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment, or could be required to retain a portion of our income or gains, and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our annual income from dividends, interest, gains from the sale of stock or securities, or other income derived from its business of investing in stock or securities.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents (including receivables), U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these subsidiaries will be subject to federal and state corporate income taxes.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, since we will likely hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK, secondary market purchase of debt securities at discount to par, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.

A portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

FORWARD LOOKING STATEMENTS

Some of the statements in this prospectus may constitute forward-looking statements because they relate to future events or our future financial conditions. Words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The use of forecasts in an offering pursuant to this prospectus is prohibited. Any representations to the contrary or any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in this program is not permitted. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the effect of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with our Advisors and their respective affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	the use of borrowed money to finance a portion of our investments;

•	the adequacy of our financing sources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of our Advisors to locate suitable investments for us and to monitor and administer our investments;

•	the ability of our Advisors and their respective affiliates to attract and retain highly talented professionals;

•	receiving and maintain corporate credit ratings and changes in the general interest rate environment;

•	our ability to qualify and maintain our qualification as a RIC and as a business development company; and

•	the effect of changes to tax legislation and our tax position.

We caution you that forward-looking statements are not guarantees. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements. Some factors that might cause such a difference include the following: the current global economic downturn, increased direct competition, changes in government regulations or accounting rules, changes in local, national and global capital market conditions, our ability to obtain or maintain credit lines or credit facilities on satisfactory terms, changes in interest rates, availability of offering proceeds, our ability to identify suitable investments, our ability to close on identified investments, inaccuracies of our accounting estimates, our ability to locate suitable borrowers for our loans and the ability of such borrowers to make payments under their respective loans.

Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law. You are advised to consult any additional disclosures that we may make directly to you or through reports that we file with the SEC in the future, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

The forward-looking statements and projections contained in this prospectus, any prospectus supplement or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

COMPANY PROFILE

We are a non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Formed as a Maryland corporation on June 9, 2010, we are externally managed by CNL and KKR, which are collectively responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Both of our Advisors are registered as investment advisers with the SEC. We elected to be treated, beginning with our first taxable year ending December 31, 2011, and intend to qualify annually as a RIC under the Code.

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. As of September 30, 2014, our Investment Portfolio totaled $2.4 billion and consisted primarily of senior and subordinated debt. We anticipate that a substantial portion of our portfolio will continue to consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions. Our portfolio can be expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments.

We will seek to continue to build on the strong investment expertise and sourcing networks of our Advisors and adhere to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring. We intend to continue to be disciplined in selecting investments and focus on those opportunities that we perceive offer favorable risk/reward characteristics and relative value. We believe the market for lending is currently characterized by significant demand for capital and that we will continue to have considerable opportunities as a provider of capital to achieve attractive pricing and terms on our investments. We are raising funds with the goal of serving our target market and continuing to capitalize on what we believe is a compelling and sustained market opportunity.

Our Advisors

Our investment advisers are CNL, which is responsible for the overall management of our activities, and KKR, which is responsible for the day-to-day management of our Investment Portfolio and TRS Portfolio. CNL provides its services under the Investment Advisory Agreement and under the Administrative Services Agreement, and KKR provides its services under the Sub-Advisory Agreement. The activities of both Advisors are subject to the supervision and oversight of our board of directors.

Our investment process is a collaborative effort between CNL and KKR, and we benefit from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities they bring. To facilitate communication and coordination, our Advisors hold regular meetings to plan and discuss our investment strategy, potential investment opportunities, current market developments and investment goals. We believe their joint involvement in our business provides us with substantial market insight and valuable access to investment opportunities.

About CNL

CNL is a wholly owned subsidiary of CNL Financial Group, a leading private investment management firm providing global real estate and alternative investment opportunities. Since inception in 1973, CNL Financial Group or its affiliates have formed or acquired companies with more than $29 billion in assets. Over its history, CNL Financial Group has developed a contrarian investment philosophy and has invested through various market cycles in a broad range of industries, asset classes and geographies. Its sponsorship and management of a wide range of investment programs have fostered extensive experience investing in and lending to companies operating in the retail, restaurant, health care, hotel, leisure and recreation, financial services and insurance industries.

CNL Financial Group has developed an investment philosophy that seeks to protect the downside, values quality over quantity and seeks to focus on underserved, undercapitalized markets. By championing a long-term perspective that focuses on building partnerships that extend beyond one transaction, CNL Financial Group has developed a broad network of business relationships, which we will continue to have access to and from which we will continue to benefit. CNL Financial Group strives to create enduring value by applying its TIC Principle™, which focuses on investing in the right Talent to work on the right Ideas with the Capital they need to succeed. Based in Orlando, Florida, CNL Financial Group is indirectly owned and controlled by James M. Seneff, Jr.

CNL is a Florida corporation that has been continuously registered as an investment adviser since June 19, 1991. CNL draws upon CNL Financial Group’s long-standing history of investment and capital markets experience and is led by a team of senior investment professionals, who have extensive experience in commercial lending, investment banking, accounting, real estate and private equity investing. Services provided by CNL and its affiliates include advisory, acquisition, development, lease and loan servicing, asset and portfolio management, disposition, client services, capital raising, finance and administrative. We believe this expertise will be valuable in managing a publicly registered and reporting investment program. Historically, CNL has advised high-net-worth individuals, pension and profit sharing plans, pooled investment vehicles, government entities and charitable organizations. CNL’s principal business address is 450 South Orange Ave., Orlando, FL 32801.

About KKR

KKR is a subsidiary of KKR & Co. L.P. (together with its affiliates, “KKR & Co.”), a leading global investment firm with a 38-year history of leadership, innovation and investment excellence. Founded in 1976, KKR & Co. is a global firm with offices around the world. It operates an integrated global platform for sourcing and executing investments across multiple industries, asset classes and geographies, and its executives are incentivized to think of KKR & Co. as “one firm” and to promote the success of all of its endeavors. Since its inception, KKR & Co. has completed more than 245 private equity investments with a total transaction value of over $505 billion.

KKR & Co. operates with a single culture that rewards investment discipline, creativity, determination and patience and the sharing of information, resources, expertise and best practices across offices and asset classes, subject to information sharing policies and procedures. Because it believes that deep industry knowledge is integral to sourcing deals, working with portfolio companies and creating value for investors, its investment professionals are organized in industry-specific teams which require specialized knowledge and experience. These teams conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest, often on an exclusive basis. We believe this industry approach allows investment teams to become experts within their sectors and build strong relationships with companies needing capital, while covering the full corporate credit space.

KKR is a Delaware limited liability company that has been registered as an investment adviser with the SEC since October 15, 2008. It manages a specialty finance company and a number of investment funds, structured finance vehicles and separately managed accounts that invest capital in both liquid and illiquid credit strategies on behalf of some of the largest public and private pension plans, global financial institutions, university endowments and other institutional and public market investors. As of September 30, 2014, KKR had $26.3 billion of credit assets under management. Its investment professionals utilize an industry and thematic approach to investing and benefit from access, where appropriate, to the broader resources and intellectual capital of KKR & Co. KKR’s principal business address is 9 West 57th Street, New York, New York 10019.

Market Opportunity

We pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We believe that the size of the market and these companies’ demand for flexible sources of capital have the potential to create an attractive investment environment for a number of reasons, including the following:

•	Current Market Environment. Although U.S. financial conditions have improved significantly since the recession of 2008-2009, we continue to identify highly interesting idiosyncratic investment opportunities. As U.S. corporate credit fundamentals have improved, default activity has decreased dramatically over the prior three years and remains low by historical standards. There have been unprecedented new issue-volumes as the financing environment has improved dramatically. Many large corporate issuers have benefited from this favorable capital market environment. Despite the relative ease with which large-scale corporates may have access to low-cost capital en masse, there remains a substantial number of companies that, for a variety of reasons, are unable to access the syndicated debt markets on attractive financing terms. In the United States, we have often found such reasons to include size of issuer, complicated industry dynamics, regulatory overhang, as well as unique or complex capital structures. Given these market conditions, it is our view that providing senior and subordinated debt transactions to such companies represents an attractive investment opportunity. Furthermore, we believe the opportunity set for potential lending transactions is likely to increase given the gradual Federal Reserve tapering and the potential for a move away from the current Central Bank-subsidized low-interest rate environment.

•	Significant Private Equity Capital Available for New Transactions. In addition to general refinancing opportunities that rely heavily on debt financing, we believe there is a large pool of committed but uninvested capital, both in the United States and globally, available for use in new private equity investments. Industry sources suggest that as of August 2014, there was more than $450 billion of private equity capital available for private equity investments in the United States alone. We expect that as a result of their investable capital, private equity firms will be active investors in U.S. medium- and large-sized companies over the next few years and will require significant amounts of debt to finance their transactions.

•	Greater Demand for Non-Traditional Sources of Debt Financing. We believe that the financial crisis of 2008 inspired certain skepticism on the part of small and middle-market companies towards institutional banks. Facing balance sheet strain as a result of the financial crisis, we believe that these institutions have also become less focused on building a constructive, long-term relationship with smaller borrowers. Consequently, we believe there is an increasing trend for companies to seek financing from alternative capital providers, such as our Company, that are able to develop trusted relationships with borrowers and offer a higher degree of certainty.

•	Business Environment. As new banking regulations, such as those implementing Basel III and the Dodd-Frank Act, require financial institutions to meet increased capital requirements, we believe it will become difficult and inefficient for these institutions to meet the financing needs of growing medium- to large-sized companies. This, in our view will continue to provide us with a potential market opportunity to deploy capital through primary issuance securities to this growing segment of the U.S. economy.

Our Potential Competitive Advantages

As a business development company with a particular focus on lending activities, we experience competition from other business development companies, commercial banks, specialty finance companies, open-end and closed-end investment companies, opportunity funds, private equity funds and institutional investors, many of which may have greater financial resources than we do for the purposes of lending to U.S. businesses within our stated investment focus. These competitors may also have a lower cost of capital, may be subject to less regulatory oversight, and may have lower overall operating costs. The level of competition impacts both our ability to raise capital, find suitable corporate borrowers that meet our investment criteria and acquire and originate loans to these corporate borrowers. We may also face competition from other funds in which affiliates of KKR participate or advise.

We believe we have the following potential competitive advantages over other capital providers that operate in the markets we target and allow us to take advantage of the market opportunity we have identified:

•	Proprietary Sourcing and Deal Origination. Our Advisors, through their deep industry relationships and investment teams that actively source new investments, provide us with immediate access to an established source of proprietary deal flow. CNL and KKR have built leading franchises and deep relationships with major companies, financial institutions and other investment and advisory institutions for sourcing new investments. KKR’s investment professionals are also organized into industry groups that conduct their own primary research, develop views on industry themes and trends and proactively work to identify companies in which to invest, often on an exclusive basis. We believe that our Advisors’ broad networks and the internal deal generation strategies of their investment teams create favorable opportunities to deploy capital across a broad range of originated transactions that have attractive investment characteristics.

•	Focusing on Preserving Capital and Minimizing Losses. We believe that protecting principal and avoiding capital losses are critical to generating attractive risk-adjusted returns. Toward that end, our investment process is designed to: (i) utilize our Advisors’ proprietary knowledge and deep industry relationships to identify attractive prospective portfolio companies, (ii) conduct rigorous due diligence to evaluate the creditworthiness of, and potential returns from, credit investments in such portfolio companies, (iii) stress test prospective investments to assess the viability of potential portfolio companies in a downside scenario and their ability to repay principal and (iv) structure investments and design covenants and other rights that anticipate and mitigate issues identified through this process.

•	Experienced Management and Investment Expertise. Each of our Advisors has more than 35 years of investment experience that spans a broad range of economic, market and financial conditions. By accessing their combined resources, skills and experience, we believe we benefit from CNL’s contrarian investment philosophy of focusing on underserved, undercapitalized markets and KKR’s rigorous investment approach, industry expertise and experience investing throughout a company’s capital structure.

•	Disciplined Credit Analysis and Portfolio Monitoring. Our Advisors provide us with immediate access to an established platform for evaluating investments, managing risk and focusing on opportunities that generate superior returns with appropriate levels of risk. Through KKR, we benefit from an investment infrastructure that allows for intensive due diligence to filter investment opportunities and help select investments that offer the most favorable risk/reward characteristics.

•

Versatile Transaction Structuring and Flexible Capital. Our Advisors have experience and expertise in evaluating and structuring investments at all levels of a company’s capital structure and with varying features, providing numerous tools to manage risk while preserving opportunities for income, capital preservation and, to a lesser extent, long-term capital appreciation. We seek to continue to capitalize on this expertise and build our investment portfolio that performs in a broad range of economic conditions while meeting the unique needs of a broad range of borrowers. Although we are subject to regulation as a business development company, we are not subject to many of the regulatory limitations that govern traditional lending institutions. As a result, we believe that we can be more flexible in selecting and structuring investments and adjusting investment criteria. We believe borrowers view this flexibility as a benefit, making us an attractive financing partner.

•	Long-Term Investment Horizon. We believe that our flexibility to make investments with a long-term perspective provides us with the opportunity to generate favorable returns on invested capital and expands the types of investments that we may consider. The long-term nature of our capital helps us avoid disposing of assets at unfavorable prices and we believe makes us a better partner for portfolio companies.

Investment Types

We focus primarily on investments in senior and subordinated debt of eligible portfolio companies, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may be secured in varying degrees of priority or may be unsecured. We may also invest in common or preferred equity of portfolio companies or hold instruments that convert into such securities. The following diagram illustrates the placement of these investments lie in a typical portfolio company’s capital structure.

Typical Capital Structure Diagram

Senior debt is situated at the top of the capital structure and typically has the first claim on the assets and cash flows of a company followed by subordinated debt, preferred equity and common equity, respectively. Other than common equity, each category of investment may be further divided into different classes of holders that have different rankings, or priorities, among themselves. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for assuming the risk associated with junior status in the form of higher expected returns, either through higher interest payments or potentially greater capital appreciation. We rely on our Advisors’ experience to structure investments, possibly using all levels of the capital structure, which we believe will perform in a broad range of economic environments.

Our Investment Strategy

Our investment strategy is focused on creating and growing an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our investment portfolio. Throughout this prospectus we may refer to the issuers of our investments as portfolio companies. When evaluating an investment in, or investment security issued by a portfolio company, we use the resources of our Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe our flexible approach to investing allows us to take advantage of opportunities that offer the most favorable risk/reward characteristics. Except as restricted by the 1940 Act or by the Code, we deem all of our investment policies to be non-fundamental, which means that they may be changed by our board of directors without shareholder approval.

Investment Approach

We analyze corporate debt investments both from the “top-down” and the “bottom-up.” Our top-down analysis involves a macroeconomic analysis of relative asset valuations, long-term industry trends, business cycles, interest rate expectations, credit fundamentals and technical factors to target specific industry sectors and asset classes in which to invest. Our bottom-up analysis includes a rigorous analysis of the credit fundamentals and capital structure of each portfolio company considered for investment and a thorough review of the impact of credit and industry trends and dislocation events on a potential investment.

Our Transaction Process

Sourcing and Selecting Investments

We expect our relationships with our Advisors to provide us with immediate access to established sources of deal flow. We seek to benefit from transaction opportunities that arise in the ordinary course from their strong brands, established investment infrastructure, significant amounts of investable capital, and deep relationships with leading executives at major companies, financial institutions and other investment and advisory institutions who are seeking capital or participating in the capital formation process. To enhance our opportunities and increase the amount of investments that we may consider, we intend to further capitalize on proprietary investment opportunities that KKR identifies and develops through primary research, industry activities and deal sourcing skills of its investment professionals.

Due Diligence

Once a potential investment has been identified, the relevant investment team will screen the opportunity and make a preliminary determination concerning whether to proceed with a more comprehensive due diligence review. Because KKR is responsible for the day-to-day operations of our investment portfolio, its professionals lead our due diligence processes. The objective of our due diligence process is to identify attractive investment opportunities based on the facts and circumstances surrounding an investment and identify applicable business, financial, tax, accounting, structural, legal or other issues in order to determine whether an investment is suitable.

When evaluating the suitability of a portfolio investment, we employ an ownership-oriented, “private equity” approach to credit underwriting and subject each investment to a rigorous credit analysis. This review considers industry dynamics, the issuer’s competitive position, the quality and track record of the issuer’s management team, margin stability, industry and company trends, pricing terms, expected returns, credit structure, credit ratings, and historical and projected financial data. KKR’s investment professionals may meet with management or use the services of outside advisors and industry experts as appropriate to assist them in the due diligence process. We have access to the full available resources of both our Advisors, including KKR & Co. professionals that focus on other asset classes, where appropriate and permitted under information barriers and ethical walls.

Transaction Structuring and Execution

In addition to due diligence, we believe that structuring transactions appropriately is a key factor to producing strong investment results under any economic conditions. Accordingly, we actively consider transaction structures and seek to process and negotiate terms that provide opportunities for superior risk-adjusted returns while still addressing the financing and business needs of the prospective portfolio company. To accomplish this goal, we work with the management teams and other financing providers to structure a financing package that will work for all parties and establish how an investment is expected to perform relative to other sources of capital. Relevant investment features may include investment seniority, collateral packages, cash interest payments, PIK interest payments, amortization schedules for principal repayments, redemption features, maturity dates, sinking fund provisions, covenants and pricing terms.

In the case of debt investments, we seek to structure each transaction in a manner that protects our rights and manages our risk while creating incentives for the prospective portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a more senior position in the capital structure of our portfolio companies, we may limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	incorporating “put” rights and “call protection” into the investment structure; and

•	negotiating affirmative and negative covenants, default penalties, lien protection, change of control provisions and other creditor rights that protect our capital while affording the portfolio company as much flexibility in managing its business as is prudent.

Our debt investments may be accompanied by warrants, options or other forms of equity participation that provide additional consideration or “upside” in a transaction. Because warrants and other similar rights generally require only a nominal cost to exercise, they may generate additional investment returns with little incremental cost to us. We may also structure warrants and other similar rights to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also obtain registration rights in connection with these investments that enhance the transferability of our investment.

Each investment that we make requires the approval of both of our Advisors. Once an investment has received the approval of both our Advisors, the transaction may be effected. Certain affiliated co-investment transactions may also require review and approval by our independent directors. Specifically, the 1940 Act imposes significant limits on co-investment with affiliates such as other funds or pools of capital managed by CNL or KKR, and we generally will not be permitted to co-invest alongside our affiliates in privately negotiated transactions unless such transactions are permitted pursuant to an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term. On May 21, 2013, the SEC issued the SEC Exemptive Order granting us exemptive relief that expands our ability to co-invest with certain of our affiliates in privately negotiated transactions. Subject to the conditions specified in the SEC Exemptive Order, we are permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by our Advisors. We currently do not, nor do we currently intend to, invest in or hold securities of companies that were, prior to our original investment, controlled by affiliates of our Advisors. See “Management.”

Monitoring Investments

Our Advisors meet regularly to discuss and review our portfolio. Because KKR is responsible for the day-to-day management of our portfolio, its professionals lead our ongoing portfolio monitoring process using daily, quarterly and annual analyses for our investments. Daily analyses include morning market meetings, industry and company pricing runs, and industry and company reports. Quarterly analyses include the preparation of quarterly operating results, reconciliations of actual results to projections and updates to financial models (including baseline and stress cases). Annual analyses involve preparing annual credit memoranda, conducting internal audits and testing compliance with monitoring and documentation requirements.

As a business development company, we are required to offer and provide managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our Advisors or our administrator will make available such managerial assistance, on our behalf, to our portfolio companies, whether or not they request this assistance.

Exiting Investments

We seek to invest in portfolio companies that can generate consistent cash flow to repay their loans while maintaining growth in their businesses. We expect this internally generated cash flow to be a key means through which we will receive timely payment of interest and loan principal. Additionally, we seek to invest in portfolio companies whose business models and growth prospects offer attractive exit possibilities via third-party transactions, including sales to strategic or other buyers and initial public offerings of common stock. Such third-party transactions may be particularly important in realizing capital gains through the equity portions of our investments. We may also seek to exit investments in secondary market transactions when price targets are achieved or circumstances otherwise warrant.

Characteristics of Investments

While we consider each investment opportunity independently, we generally focus on portfolio companies that share the following characteristics:

•	Size. We seek to provide capital to medium- and large-sized private companies, which typically have more defensible market positions, stronger franchises and operations and better credit characteristics relative to their smaller peers. Although there are no strict lower or upper limits on the size of a company in which we may invest, we expect to focus on companies with EBITDAs (earnings before interest, taxes, depreciation and amortization) greater than $25 million.

•	Capital Structure. Our portfolio consists primarily of senior and subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. We seek to invest in portfolio companies that generate free cash flow at the time of our investment and benefit from material investments from well-known equity investors.

•	Management Team. We seek to prioritize investing in portfolio companies with strong, existing management teams that we believe have a clear strategic vision, long-standing experience in their industry and a successful operating track record. We favor companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.

•	Stage of Business Life Cycle. We seek mature, privately owned businesses that have long track records of stable, positive cash flow. We do not intend to invest in start-up companies or companies with speculative business plans. As a business development company, we generally must invest at least 70% of our total assets in “qualifying assets,” which, under relevant SEC rules, includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public listed companies that have a market capitalization of less than $250 million.

•	Industry Focus. While we will consider opportunities within all industries, we seek to prioritize industries having, in our view, favorable characteristics from a lending perspective. For example, we seek companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. We give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.

•	Geography. As a business development company under the 1940 Act, we focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each portfolio company in which we invest. There is no limit on the maturity or duration of any investment in our portfolio. We anticipate that substantially all of the investments held in our portfolio will have either a sub-investment grade rating by Moody’s Investors Service and/or Standard & Poor’s or will not be rated by any rating agency. Investment sizes will vary as our capital base changes and will ultimately be at the discretion of our Advisors subject to oversight by our board of directors.

Other Factors Affecting Portfolio Construction

As a business development company that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities are subject to certain regulatory restrictions that impact our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code.

In addition, we generally are not permitted to co-invest alongside certain affiliates of our Advisors in privately negotiated transactions, absent an exemptive order from the SEC. On May 21, 2013, the SEC Exemptive Order granting us exemptive relief that expands our ability to co-invest with certain of our affiliates in privately negotiated transactions. Subject to the conditions specified in the SEC Exemptive Order, we are permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR. We currently do not, nor do we currently intend to, invest in or hold securities of companies that were, prior to our original investment, controlled by affiliates of our Advisors.

Portfolio Update

As of September 30, 2014, our investment program consisted of two main components. First, since the inception of our investment activities we have been engaged in the direct purchase of debt securities primarily issued by portfolio companies, and directly lending to portfolio companies. We refer to this investment component as our “Investment Portfolio” in this report. Second, beginning in November 2012, we have supplemented our economic exposure to portfolio companies by entering into total return swap, or TRS, arrangements with a commercial bank counterparty and directing the creation of a portfolio of underlying corporate bonds and loans that serve as reference assets under the TRS. We refer to this investment component as either our portfolio of TRS assets, or our “TRS Portfolio.” In the case of our portfolio of TRS assets, we receive all: (i) realized income and fees and (ii) realized capital gains generated by the TRS assets. In return, we must pay quarterly to the TRS counterparty a payment consisting of: (i) realized capital losses and (ii) financing costs that are based on (A) a floating financing rate and (B) the settled notional amount of the TRS assets. The settled notional amount of the TRS assets is the net aggregate cost of the TRS assets underlying the TRS portfolio that are settled and owned by the counterparty, and this aggregate cost serves as the basis for our payments of financing charges to the counterparty under the TRS agreements. The total notional amount of TRS assets includes the settled notational amount plus the effect of the purchase and sale of TRS assets where a TRS asset trade settlement, if any, is pending. At the end of the TRS contract life, we will receive additional economic benefit if the net value of the portfolio of TRS assets appreciates relative to the settlement date TRS notional amount. Correspondingly, we will be required to pay the counterparty the amount, if any, by which the net value of the portfolio of TRS assets declines relative to the settlement date TRS notional amount. We do not own, or have physical custody of, the TRS assets. The TRS assets are not direct investments by us.

During the nine months ended September 30, 2014 and the years ending December 31, 2013 and 2012, we invested $1,260.8 million, $2,090.4 million and $992.0 million respectively, in portfolio companies, and we sold investment positions totaling $442.6 million, $807.2 million and $358.6 million, respectively. As of September 30, 2014 and December 31, 2013 and 2012, our investment portfolio consisted of 136, 112 and 165 investment positions, respectively, in 100, 94 and 126 portfolio companies, respectively, for a total fair value of $2.411 billion, $1.925 billion and $698 million, respectively, excluding our short term investments and derivative instruments. The information contained in this section was not audited and should be read in conjunction with our December 31, 2013 audited consolidated schedule of investments, which forms part of our consolidated financial statements.

As of September 30, 2014, the TRS provided us with economic exposure to 33 investment positions represented by 32 portfolio companies with a total value of approximately $107.6 million. As of December 31, 2013, the TRS provided us with economic exposure to 20 investment positions represented by 20 portfolio companies with a total value of approximately $60 million. As of December 31, 2012, the TRS provided us with economic exposure to 54 investment positions represented by 47 portfolio companies with a total value of $165 million. We had not entered into any TRS as of December 31, 2011.

Portfolio Companies

The following table sets forth certain information as of September 30, 2014 with respect to each portfolio company in which we had a debt or equity investment. For information relating to the value of our investments and the general terms of loans to our portfolio companies at September 30, 2014, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Portfolio and Investment Activity” and our condensed consolidated schedule of investments, which forms part of our condensed consolidated financial statements.

Name and Address (a)	Nature of Business	Amortized Cost ($ in 000s)(b)

ABILITY Network, Inc. Butler Square, 100 North 6th St., Suite 900A Minneapolis, MN 55403	Provides web-based management technology by using the Internet to securely connect healthcare providers to Medicare	$28,153

Algeco/Scotsman 901 South Bond Street Suite 600 Baltimore, MD 21231	Leases and sells mobile offices, modular buildings, and storage products	28,674

Ally Financial, Inc. Tower 200 Renaissance Center Detroit, MI 48265	Provides innovative products and services through auto financing, dealer services, online banking, and corporate finance businesses	229

AltEn, LLC 3225 Ellerslie Avenue Baltimore, MD 21218	Closed loop biofuel-based ethanol refinery	29,639

American Casino & Entertainment Properties, LLC 2000 Las Vegas Boulevard South Las Vegas, NV 89104	Owns and operates gaming and entertainment properties in Clark County, Nevada	1,891

Angelica Corp. 1105 Lakewood Parkway Suite 210 Alpharetta, GA 30009	Provider of healthcare linen and medical laundry services	50,869

Applied Systems, Inc. 200 Applied Parkway University Park, IL 60484	Provides automated technology for the exchange of information and data throughout the insurance lifecycle among agents, brokers, carriers and consumers	25,348

Name and Address (a)	Nature of Business	Amortized Cost ($ in 000s)(b)

Artesyn Technologies, Inc. 2900 South Diablo Way, Suite 190 Tempe, AZ 85282	Designer and manufacturer of power conversion and embedded computing solutions	12,886

Arysta Lifescience SPC, LLC 15401 Weston Parkway Suite 150 Cary, NC 27513	Develops, markets, and distributes crop protection and life science products for agroscience, health, and nutrition science companies	16,163

Aspen Dental Management, Inc. 281 Sanders Creek Parkway East Syracuse, NY 13201	Provides dental and denture services in the United States	5,970

AssuredPartners, Inc. 200 Colonial Center Parkway Suite 150 Lake Mary, FL 32746	Independent retail insurance brokerage firm focusing on the middle-market	7,110

Bluestem Brands, Inc. 6509 Flying Cloud Drive Eden Prairie, MN 55344	Retailer that offers national-brand merchandise paired with payment plans to low and middle income consumers	36,259

Brake Bros Ltd. Enterprise House Eureka Business Park Ashford, TN25 4AG United Kingdom	Supplies frozen, chilled, and ambient foods to various industries primarily in the United Kingdom, Sweden, and France	12,634

BRG Sports, Inc. 5550 Scotts Valley Drive Scotts Valley, CA 95066	Designs, develops, and distributes sports equipment and accessories for athletic and recreational activities	28,114

Caesars Entertainment Operating Co., Inc. One Caesars Palace Drive Las Vegas, NV 89109	Provides entertainment, gaming and lodging services	10,111

California Pizza Kitchen, Inc. 12181 Bluff Creek Drive, 5th Floor Playa Vista, CA 90094	Casual dining chain with a focus on premium pizza, salads and pastas	17,812

Catalina Marketing Corp. 200 Carillon Parkway St Petersburg, FL 33716	Provides consumer-driven marketing solutions to brand manufacturers, retailers, and health providers worldwide	5,977

Cemex Materials, LLC 1501 Belvedere Road West Palm Beach, FL 33406	Produces, distributes, and markets cement, ready-mix concrete, aggregates, and related building materials	25,259

Cengage Learning Holdings II, LP 200 First Stamford Place Stamford, CT 06902	Provides teaching, learning, and research solutions for academic, professional, and library markets	7,529

Name and Address (a)	Nature of Business	Amortized Cost ($ in 000s)(b)

Cequel Communications Holdings, LLC 520 Maryville Centre Drive, Suite 300 St. Louis, MO 63141	Provides video, internet and telephone services over its broadband network to residential and commercial customers in the United States	7,008

Ceridian Corp. 3311 East Old Shakopee Road Minneapolis, MN 55425-1640	Provides outsourced processing and employee benefits services in the United States, Canada, and the United Kingdom	37,200

Charlotte Russe, Inc. 575 Florida Street San Francisco, California 94110	Retailer offering an assortment of on-trend fashion apparel, shoes, and accessories	22,838

CHG Companies, Inc. 6440 South Millrock Drive Salt Lake City, Utah 84121	Provides temporary and permanent staffing of physicians, nurses, and other medical professionals for healthcare systems and networks	10,372

CHS/Community Health Systems, Inc. 4000 Meridian Boulevard Franklin, TN 37067	Operator of general acute care hospitals in the United States	114

CRC Health Group, Inc. 20400 Stevens Creek Blvd Cupertino, CA 95014	Provides treatment services related to substance abuse, troubled youth, addiction diseases, and behavioral disorders	42,128

CTI Foods Holding Co., LLC 22303 Highway 95 Wilder, ID 83676	Produces custom food products for the foodservice industry	22,909

Datatel, Inc. 4375 Fair Lakes Court Fairfax, VA 22033	Provides software and services for information management	9,210

Distribution International, Inc. 9000 Railwood Drive Houston, TX 77078	Distributes thermal and acoustical insulation and related supplies for maintenance and repair operations in the United States	47,619

Eagle Midco, Inc. 804 Las Cimas Parkway Austin, TX 78746	Designs, develops and markets enterprise application management solutions	32,653

Education Management, LLC 210 Sixth Avenue Pittsburgh, PA 15222	Offers academic programs to students through campus-based and online instruction to earn undergraduate and graduate degrees	1,411

Emerald Performance Materials, LLC 2020 Front Street, Suite 100 Cuyahoga Falls, OH 44221	Produces and markets specialty chemicals for food and industrial applications	2,682

Name and Address (a)	Nature of Business	Amortized Cost ($ in 000s)(b)

Essar Steel Algoma, Inc. 105 West Street Sault Ste. Marie, ON P6A 7B4 Canada	Produces and sells steel sheet and steel plate products	5,821

Excelitas Technologies Corp. 200 West Street Waltham, MA 02451	Manufactures customized optoelectronic and advanced electronic systems to global original equipment manufacturer customers	114,217

Football Association of Ireland National Sports Campus Abbotstown, Dublin 15 Ireland	Governing body for the sport of football (soccer) in the Republic of Ireland	59,718

GCI, Inc. 2550 Denali Street Anchorage, AK 99503	Provides voice, video, and data communications services to residential, commercial, and government customers	50,632

Genesys Telecommunications Laboratories, Inc. 2001 Junipero Serra Blvd Daly City, CA 94014	Provides contact center solutions for mid-sized to large enterprises	449

Global Closure Systems 220 Bureaux de la Colline Cedex Saint-Cloud, 92213 France	Global designer and manufacturer of plastic closures (container tops) and dispensing systems	25,854

Greenway Medical Technologies 100 Greenway Boulevard Carrollton, GA 30117	Provides clinical, financial, and administrative software solutions to healthcare providers in the United States	27,784

Greystone & Co., Inc. 152 West 57th Street 60th floor New York, NY 10019	Originator and servicer of multifamily commercial real estate loans	33,440

Griffins Foods, Ltd. Tower B Level 5, 100 Carlton Gore Road Newmarket Auckland, 1023 New Zealand	Manufacturer and distributor of biscuits, crackers, and wrapped snacks in New Zealand	41,206

Gruppo Argenta S.p.A. Via Milano 8/11 Peschiera Borromeo, MO 20068 Italy	Vending machine operator providing services in Italy	31,332

Guitar Center, Inc. 5795 Lindero Canyon Road Westlake Village, CA 91362	Retailer of guitars, amplifiers, percussion instruments, keyboards, and audio recording equipment in the United States	25,810

Gymboree Corp. 500 Howard Street San Francisco, CA 94105	Designs, manufactures, and retails apparel and accessories for children	15,835

Name and Address (a)	Nature of Business	Amortized Cost ($ in 000s)(b)

Gypsum Management & Supply, Inc. 1817 Fellowship Road Tucker, GA 30084	Distributor of drywall, acoustical, and other specialty building materials in the United States	13,082

Hilding Anders Ostra Varvsgatan 4 SE 211 75 Malmo Sweden	Manufacturer of beds and mattresses in Europe and Asia	126,604

Hot Topic, Inc. 18306 East San Jose Avenue City of Industry, CA 91749	Operates as a mall and web-based specialty retailer in the United States	10,341

Hyperion Homes, Inc. 2 N. Riverside Plaza, Suite 1250 Chicago, IL 60606	A real estate investment trust (REIT) that makes investments in single family homes and offers lease-to-own products to its customers	12,841

Integra Telecom Holdings, Inc. 18110 SE 34th St, Building One, Suite 100 Vancouver, WA 98683	Provides software solutions and services for insurance organizations to automate the management of their clients and policies	3,061

iParadigms Holding, LLC 1111 Broadway, 3rd Floor Oakland, CA 94607	Leading provider of anti-plagiarism and grading solutions for the higher education and secondary education end-markets	20,561

iPayment, Inc. 126 East 56th Street New York, NY 10022	Provides credit and debit card payment processing services to small merchants in the United States	45,779

J. Jill Batterymarch Park Quincy, MA 02169	Offers multichannel retail of apparel, accessories, and footwear for women	6,418

Jacuzzi Brands, Inc. 13925 City Center Drive Suite 200 Chino Hills, CA 91709	Manufacturer of hot tubs, jetted/whirlpool baths, and spas	40,218

JC Penney Corp., Inc. 6501 Legacy Dr. Plano, TX 75024	National apparel and home furnishings department store chain	6,389

Jeld-Wen, Inc. 3309 Lakeport Boulevard Klamath Falls, OR 97601	Designs and manufactures windows and doors for customers in the United States and internationally	10,666

Jones Apparel Group Holdings Inc. West 9th Street, Suite 200 Wilmington, DE 19801	Designs, manufactures, and sells women’s suits and dresses	872

KeyPoint Government Solutions, Inc. 1750 Foxtrail Drive Loveland, CO 80538	Provides investigative and risk mitigation services to government organizations throughout the United States	29,642

Name and Address (a)	Nature of Business	Amortized Cost ($ in 000s)(b)

Keystone Australia Holdings, Pty. Ltd. Level 12, 90 Arthur Street North Sydney, NSE 2060 Australia	Manages a portfolio of restaurants, bars and other venues in Australia	33,600

KKR BPT Holdings Aggregator, LLC Corporation Trust Center 1209 Orange St Wilmington, DE 19801	An aggregation vehicle to securitize CFDs (Contracts for Deeds)	2,500

Kurt Geiger Ltd. 75 Bermondsey Street London, United Kingdom SE1 3XF	Operator of shoe concessions and retail stores with a growing e-commerce platform	77,719

Learfield Communications, Inc. 505 Hobbs Road Jefferson City, MO 65109	Manages collegiate sports multimedia rights and marketing	12,878

Lightower Fiber, LLC 80 Central Street Suite 240 Boxborough, MA 01719	Provides metro fiber and bandwidth services for financial exchanges, data centers, stadiums, and others	5,318

Louisiana Public Facilities Authority 2237 South Acadian Thruway, Suite 650 Baton Rouge, LA 70808	Produces wood pellets for use in biomass power production as well as other commercial and residential uses	59,885

Marshall Retail Group, LLC 5385 Wynn Road Las Vegas, NV 89118	Owns and operates stores in major casino-hotels and airports across the United States	16,639

Maxim Crane, LP 1225 Washington Pike Bridgeville, PA 15017	Specializes in the rental and sale of crane lift equipment	5,300

MCS AMS Sub-Holdings, LLC 4891 W Kennedy BLVD Suite 500 Tampa, FL 33609	Provides services related to foreclosed homes for banks and federal agencies	45,334

Misys Ltd. 1 Kingdom Street Paddington London, W2 6BL United Kingdom	Provides industry specific software for banking, treasury, trading, and risk solutions	3,315

MSC International, Inc. 500 Woodward Avenues, 19th Floor Detroit, MI 48226	Provider of consulting, business process outsourcing and technical staffing services to automotive manufacturers, dealers and suppliers	9,450

New Enterprise Stone & Lime Co., Inc. 3912 Brumbaugh Road New Enterprise, PA 16664	Manufactures and supplies construction materials including stone products, ready mix concrete, and lime	67,219

NewWave Communications, Inc. 231 Commerce Drive Franklin, IN 46131	Deploys, constructs, and maintains wireless-communication towers and related equipment	13,671

Name and Address (a)	Nature of Business	Amortized Cost ($ in 000s)(b)

Nine West Holdings Inc. 1129 Westchester Avenue White Plains, NY 10604	Designs, develops, and markets women’s footwear and accessories including women’s handbags	10,126

OAG Holdings, LLC 1900 Bridge Lane Unit 5B Steamboat Springs, CO 80487	Explores and produces oil and gas properties throughout the United States	20,019

OpenLink Financial, Inc. 1502 RXR Plaza West Tower 15th Floor Uniondale, NY 11556-1502	Provides transaction lifecycle management software for the financial services industry	46

Orchard Marine, Ltd. Palm Grove House, P.O. Box 438 Road Town, Tortola, VG 1110, British Virgin Islands	Buys and leases shipping vessels	11,931

P2 Energy Solutions, Inc. 1670 Broadway, Suite 2800 Denver, CO 80202	Provider of comprehensive range of software, geospatial data, land management tools, and outsourcing to the upstream oil and gas industry	9,197

Pacific Union Financial, LLC 8900 Freeport Parkway, Suite 150 Irving, TX 75063	Provides full-service residential mortgage banking and loan servicing activities throughout the United States	40,556

Pharmaceutical Product Development, Inc. 929 North Front Street Wilmington, NC 28401	Offers drug discovery and development services to pharmaceutical, biotechnology and medical device companies	5,244

Polyconcept Finance BV De Lasso 14 Roelofarendsveen, 2371GV Netherlands	Provides promotional, lifestyle, and gift products	46,727

Progressive Solutions 251 Progressive Way Westerville, OH 43083	Developer of innovative pharmacy management and ancillary solutions for clients in the workers’ compensation and auto no-fault insurance industries	20,987

RedPrairie Corp. 3905 Brookside Parkway Alpharetta, GA 30022	Develops productivity software solutions for manufacturers, distributors, consumers, and retailers	32,028

Ryerson, Inc. 227 West Monroe Street Chicago, IL 60606	Processes and distributes a line of products including carbon steel, stainless steel, alloy steel, aluminum, nickel, and red metals	5,814

Sabine Oil & Gas, LLC 1415 Louisiana Street Suite 1600 Houston, TX 77002	Acquires, develops, and explores oil and natural gas properties	14,416

Name and Address (a)	Nature of Business	Amortized Cost ($ in 000s)(b)

SafeNet, Inc. 4690 Millennium Drive Belcamp, MD 21017	Provider of high-end data protection solutions to commercial enterprises and license protection solutions to software vendors	20,536

Safety Technology Holdings, Inc. 10400 Viking Drive Suite 100 Eden Prairie, MN 55344	Developer of crash test dummies and related sensor measurement systems	29,715

SI Organization, Inc. 720 Vandenburg Road King Of Prussia, PA 19406	Provides high-end systems engineering, modeling, analysis, and risk mitigation services	55,465

Sportsman’s Warehouse, Inc. 7035 South High Tech Drive Midvale, UT 84047	Sporting goods retailer catering to the outdoor enthusiast	42,877

SquareTwo Financial Corp. 4340 S. Monaco, Second Floor Denver, CO 80237	Purchaser of charged-off consumer and commercial accounts receivables	16,142

Star Mountain SMB Multi-Manager Credit Platform, LP 888 Seventh Avenue, 24th Floor New York, NY 10019	Provides diversified capital for funds licensed by the U.S. Government Small Business Administration’s SBIC fund program	22,803

Stuart Weitzman, Inc. 50 W. 57th St., Floor 10 New York, NY 10019	Designs, manufactures, and distributes footwear and handbags for women	58,543

Summit Materials, LLC 1550 Wynkoop, 3rd Floor Denver, CO 80202	Provides construction services and manufactures aggregates, asphalt, and ready-mix products	16,823

Surgery Center Holdings, Inc. One Healthsouth Parkway Birmingham, AL 35243	Manages ambulatory surgical centers, surgical hospitals and ancillary services	14,760

Talbots, Inc. One Talbots Drive Hingham, MA 02043	Retailer and direct marketer of women’s classic apparel, shoes, and accessories	14,973

The TelX Group, Inc. 1 State Street New York, NY 10004	Provider of network neutral, global interconnection, and colocation solutions in the United States	15,153

Towergate Finance PLC Eclipse House Eclipse Park Sittingbourne Road Maidstone, ME 14 3EN United Kingdom	Provides non-life insurance brokerage services in the United Kingdom	23,263

Name and Address (a)	Nature of Business	Amortized Cost ($ in 000s)(b)

Trade Finance Funding I, Ltd. 2013-1A Class B PO Box 1093 Queensgate House George Town, KY1-1102 Cayman Islands	Securitization backed by Latin American trade finance assets and managed by the International Investment Group	28,221

Travelport, LLC 300 Galleria Parkway Atlanta, GA 30339	Provides critical transaction processing solutions and data to companies operating in the travel industry	19,506

Tweddle Group Inc. 24700 Maplehurst Drive Clinton Township, MI 48036	Leading international automotive communications and publishing solutions firm	44,733

VSK Holdings, Ltd. P.O. Box 309, Ugland House South Church Street Grand Cayman KY1-1104	An aggregation vehicle to securitize a portfolio of Dutch mortgages	—

Websense, Inc. 10240 Sorrento Valley Road San Diego, CA 92121	Provides web, email, and data security solutions to protect an organization’s data and users from cyber-threats	22,034

Willbros United States Holding, Inc. 4400 Post Oak Parkway, Suite 1000 Houston, TX 77027	Provider of project management, engineering, procurement, and maintenance services to the global oil, gas, refining, petrochemical, and power industries	29,142

Wilton Brands, LLC 2240 West 75th Street Woodridge, IL 60517	Designs, produces, markets, and sells food crafting products	5,135

(a)	Investment may be an obligation of one or more entities affiliated with the named company.
(b)	Represents amortized cost for debt securities and cost for common and preferred stock and includes unsettled purchases and assets held by counterparty.

Set forth below is a description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of December 31, 2013. Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

•	Excelitas Technologies Corp. is a global technology leader focused on delivering innovative, customized, high-performance optoelectronics and advanced electronic systems to leading original equipment manufacturers in the industrial, medical, aerospace, and defense industries. The company’s revenue and profit can be impacted by manufacturing output, which is tied to consumer spending, and defense spending, which is cyclical and expected to remain flat or decline in the short-term.

•	Hilding Anders is the largest manufacturer of mattresses and related bedding products in Europe and Russia, with a growing presence across Asia. Hilding Anders’ global footprint includes sales to over 60 countries across Eurasia, 25 production facilities, 600 owned or franchised retail stores, and 6,900 employees. The company’s demand drivers are homebuilding and consumer spending in its end markets. A decrease in consumer spending or an increase in the level of unemployment could have a material impact on the company.

Legal Proceedings

Neither we nor our Advisors are currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against our Advisors.

From time to time, we and individuals employed by us may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. In addition, our business and the businesses of our Advisors are subject to extensive regulation, which may result in regulatory proceedings. Legal proceedings, lawsuits, claims and regulatory proceedings are subject to many uncertainties and their ultimate outcomes are not predictable with assurance.

MANAGEMENT

Board of Directors

Our business is managed under the direction of our board of directors. The responsibilities of the board of directors include the oversight of our investment activities, quarterly valuations of our assets, financing arrangements and corporate governance activities. The board of directors currently has an independent director committee, an audit committee and a nominating and governance committee, and it may establish additional committees from time to time as necessary to fulfill their obligations. Our board of directors consists of five members, three of whom are not “interested persons” as defined in the 1940 Act, which means that they are not affiliated with either us or our Advisors. In this prospectus, we refer to the directors that are not “interested persons” as our independent directors.

Information regarding our board of directors is set forth below. Unless otherwise noted, the address for each director is c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, FL 32801.

Name	Age	Position	Director Since
Interested Directors:
Thomas K. Sittema	56	Chairman and CEO	2010
Erik A. Falk	45	Director	2012
Independent Directors:
Frederick Arnold	60	Director	2011
James H. Kropp	65	Director	2011
Kenneth C. Wright	57	Director	2011

Interested Directors

Thomas K. Sittema has served as chief executive officer since September 2014 and our chairman of our board of directors since 2010. In addition, Mr. Sittema currently serves as chief executive officer and president of CNL Growth Properties and Global Income Trust, and is director and vice chairman of CNL Lifestyle Properties and CNL Healthcare Properties. He also serves as director and investment committee member of CNL. In addition, Mr. Sittema currently serves as chief executive officer and director of CNL Financial Group, Inc. and director and/or an officer of various affiliates of CNL Financial Group. Mr. Sittema joined CNL Financial Group in November 2009 and is responsible for the overall management of its investments. From 1982 to October 2009, he served in various roles with Bank of America Corporation and predecessors including NationsBank, NCNB and affiliate successors. Most recently he served as managing director of real estate, gaming, and lodging investment banking for Bank of America Merrill Lynch. Mr. Sittema joined the real estate investment banking division of Banc of America Securities at its formation in 1994 and initially assisted in the establishment and build-out of the company’s securitization/permanent loan programs. He also assumed a corporate finance role with the responsibility for mergers and acquisitions, or M&A, advisory and equity and debt capital raising for his client base. Throughout his career, Mr. Sittema has led numerous M&A transactions, equity offerings and debt transactions, including high grade and high-yield offerings, commercial paper and commercial mortgage-backed security conduit originations and loan syndications. Mr. Sittema received his B.A. in Business Administration from Dordt College, and an M.B.A. with a concentration in Finance from Indiana University.

Mr. Sittema was selected as one of the our two Interested Directors because of his extensive investment banking experience, particularly with regard to equity offerings, debt transactions and loan syndications. His experience with advisory and capital raising on behalf of clients is particularly relevant to his directorship and, we believe, provides us with exceptional experience upon which to draw. Mr. Sittema’s experience in this regard should provide value to the board of directors in its assessment and management of risk. In addition, we believe that Mr. Sittema’s experience as an investment advisory representative will be valuable to the board of directors in its oversight of our regulatory and compliance requirements as well as its exercise of fiduciary duties to us and our stockholders.

Erik A. Falk has served as a Director since 2012. Mr. Falk joined KKR & Co. as a director in 2008 and is currently a member of the ultimate general partner of KKR & Co. Mr. Falk brings more than 20 years of experience to his position as a portfolio manager and co-head of leveraged credit at KKR. Mr. Falk is also a member of the leveraged credit investment committee, private credit investment committee and portfolio management committee. Prior to joining KKR & Co., Mr. Falk was a managing director at Deutsche Bank Securities Inc. since 2000, where he was most recently global co-head of the securitized products group. In addition to leadership positions in recruiting and sitting on the boards of several of the bank’s companies, Mr. Falk was a member of the global markets North American management committee and a member of the complex transactions underwriting committee for the bank.

Mr. Falk co-ran a global group of over 220 people focused on principal investing, bond underwriting, direct lending and advisory business in securitized products. He was also the global head of the special situations group where he launched a global principal finance business focused on value trading and investing based on financial and asset valuation in both distressed and performing situations. Prior to that, Mr. Falk worked for Credit Suisse First Boston where he was a director in their asset-backed securities department. He originated and executed capital market securitizations for banks, auto finance companies, airlines, student loan originators and CLO issuers. Mr. Falk graduated from Stanford University with an M.S. and B.S. in Chemical Engineering.

Mr. Falk was selected as one of our two Interested Directors because of his prior experience and familiarity with us. Equally significant is his knowledge and experience with business development initiatives and with portfolio risk management and analytics, both of which we believe are key qualifications for providing sound direction and leadership. Mr. Falk also possesses experience in portfolio management across multiple strategies, which we believe will be invaluable to our portfolio investment process.

Independent Directors

Frederick Arnold has served as an Independent Director since 2011. Mr. Arnold currently serves as a member of the post-emergence board of directors of Lehman Brothers Holdings Inc. and as a member of the board of directors of Lehman Commercial Paper Inc. Additionally, Mr. Arnold currently serves as a member of the board of directors of CIFC Corp. Mr. Arnold has held a series of senior financial positions, most recently serving as executive vice president, chief financial officer and a member of the executive committee of Capmark Financial Group, Inc. from September 2009 to January 2011, where he played a leadership role in that company’s bankruptcy filing and related transactions. Previously, he served as executive vice president of finance for Masonite Corporation, a manufacturing company, from February 2006 to September 2007. While at Willis Group from 2000 to 2003, Mr. Arnold served as chief financial and administrative officer of Willis North America, as group chief administrative officer of Willis Group Holdings Ltd. and as executive vice president of strategic development for Willis Group Holdings Ltd. He also served as a member of the Willis Group executive committee while holding the latter two positions. Prior to these roles, Mr. Arnold spent 20 years as an investment banker primarily at Lehman Brothers and Smith Barney, where he served as managing director and head of European corporate finance. During this time, his practice focused on originating and executing mergers and acquisitions and equity financings across a wide variety of industries and geographies. He also provides pro-bono transactional advice to the New York City Investment Partnership. Mr. Arnold received a J.D. from Yale University, M.A. from Oxford University and undergraduate degree, summa cum laude, from Amherst College.

Mr. Arnold was selected as one of our three Independent Directors because of his extensive leadership experience and financial expertise having been an international investment banker and chief financial officer.

James H. Kropp has served as an Independent Director since 2011. Mr. Kropp currently serves as chief investment officer of SLKW Investments LLC, successor to i3 Funds, LLC, a position he has held since 2008. He is also a manager of Microproperties LLC, where he has served in this capacity since 2011. He was the interim chief financial officer of TaxEase LLC, a property tax lender and tax lien investor from 2010 to February 2012. Between January 2006 and December 2008, Mr. Kropp served as senior vice president of investments at Gazit Group USA, Inc., a real estate investor owned by a company listed on the Tel Aviv stock exchange. Since 1998, Mr. Kropp has been a director, chairman of the compensation committee and member of the nominating/corporate governance committee of PS Business Parks, Inc., a public real estate investment trust whose shares are listed on the New York Stock Exchange. Mr. Kropp became an independent trustee of American Homes 4 Rent and chairman of its audit committee at its founding in November 2012. From May 2007 to February 2010, Mr. Kropp was an independent trustee of The CNL Funds, a registered investment company, serving as chairman of the audit committee and a member of the governance and independent trustee committees. Mr. Kropp received a B.B.A.-Finance from St. Francis College and completed the MBA/CPA preparation program from New York University. Mr. Kropp has, in the past, been licensed to serve in a variety of supervisory positions (including financial, options and compliance principal) by the National Association of Securities Dealers. He is a member of the American Institute of CPAs.

Mr. Kropp was selected as one of our three Independent Directors because of his prior experience on several investment fund committees. We believe Mr. Kropp’s direct experience with investments as a portfolio manager and registered investment adviser is valuable to our board of directors. He also has extensive accounting, auditing and finance expertise which, we believe, is beneficial in providing leadership on the audit committee.

Kenneth C. Wright has served as an Independent Director since 2011. Mr. Wright has been a partner with the law firm of Baker & Hostetler LLP since 1990. Mr. Wright has regularly practiced in the areas of transaction structuring, mergers & acquisitions, public and private offerings of securities, structured finance and international financings and transactions. Mr. Wright also serves on the board of the Florida Opportunity Fund, funded (i) by the Florida legislature to invest in seed capital and early stage venture capital funds that agree to invest in Florida, (ii) by the Florida Energy and Climate Commission to invest in Florida businesses to increase the use of energy efficient and renewable energy technologies, equipment and materials, and (iii) under the Small Business Jobs Act to provide venture capital to select companies in Florida with perceived long-term growth potential. Mr. Wright received his J.D. from Southern Methodist University, his M.B.A. from the University of Texas at Austin, and his B.A. in Mathematics from Cameron University.

Mr. Wright was selected as one of our three Independent Directors because of his extensive legal expertise in transaction structuring and acquisitions. We believe Mr. Wright’s experience representing public companies and financial service companies provides value to our board of directors. His considerable knowledge of corporate and securities law and experience with public offering and structured finance transactions provide practical value to our board of directors.

Compensation of Directors

The Independent Directors are entitled to receive an annual cash retainer of $96,000. The Independent Directors also receive $3,100 for each regular board of directors meeting attended, $850 for each committee meeting held during any regular board of directors meeting and any telephonic meeting of the board of directors or a committee of the board of directors, $1,100 for each audit committee meeting, $1,600 for each Level 3 valuation meeting and $1,100 for each co-investment meeting. Each Independent Director serves as chairman of one of the board of directors committees. During the fiscal year ended December 31, 2013, the chairman of the audit committee received compensation for his services as chair to the audit committee in the amount of $10,000. For the fiscal year ending December 31, 2014, there will be no such compensation due or payable to the chairman of the audit committee for his services as chair. There are no pensions or retirement benefits to the Independent Directors at this time.

Board Committees

In addition to serving on our board of directors, our independent directors also serve on the following committees which have been established by our board of directors to handle certain designated responsibilities. The board of directors has designated a chairman of each committee. The board of directors may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in our best interest.

Independent Director Committee. Our independent director committee consists of all of our independent directors. Kenneth C. Wright currently serves as chairman of the independent director committee. The independent director committee assists the board of directors by acting as a liaison between the board of directors and our principal service providers, including without limitation, our Advisors. The independent director committee is responsible for assessing the flow of information between our management and the board of directors and overseeing the annual approval process of the Investment Advisory Agreement, the Administrative Services Agreement and the Sub-Advisory Agreement. The independent director committee is also responsible for addressing conflict of interest matters and directing the retention of any consultants that the board of directors may deem necessary or appropriate. Time is allotted at each quarterly meeting of our board of directors for the independent directors to meet and discuss any issues that they deem necessary or appropriate. The independent directors may also choose to meet in executive session outside the presence of the interested directors during the course of other meetings of our board of directors or at other times as they deem necessary or appropriate. The independent director committee held 24 meetings during 2013.

Audit Committee. Our audit committee consists of all of our independent directors, each of whom meets the independence standards established by the SEC for audit committees and is not an “interested person” for purposes of the 1940 Act. James H. Kropp serves as chairman of the audit committee. Our board of directors has determined that James H. Kropp is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee operates pursuant to a written charter and meets periodically as necessary. A copy of the audit committee’s charter is available on our website: www.corporatecapitaltrust.com. The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. Our audit committee held eight meetings during 2013.

Nominating and Governance Committee. Our nominating and governance committee consists of all of our independent directors. Frederick Arnold serves as chairman of the nominating and governance committee. The nominating and governance committee operates pursuant to a written charter and meets periodically as necessary. A copy of the nominating and governance committee’s charter is available on our website: www.corporatecapitaltrust.com. The nominating and governance committee is responsible for selecting, researching, and nominating directors for election by our shareholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. Our nominating and governance committee will consider shareholders’ proposed nominations for directors. A shareholder who desires to recommend a nominee must submit a request in writing pursuant to the relevant provisions of our bylaws. Our nominating and governance committee will consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as directors, provided that: (i) such person is a shareholder of our company at the time he, she or it recommends such nominee and is entitled to vote at the meeting of shareholders at which directors will be elected; and (ii) the committee will make the final determination as to the qualifications of the individual to be nominated. The committee will evaluate each nominee recommended by a shareholder to serve as director in the same manner as it would evaluate potential nominees identified by the committee. Our nominating and governance committee held two meetings during 2013.

Board Leadership Structure

Our business and affairs are managed under the direction of our board of directors. Among other things, our board of directors sets broad policies for us and approves the appointment of our investment advisers, administrator and officers. The role of our board of directors, and of any individual director, is one of oversight and may include management of our day-to-day affairs.

Under our bylaws, our board of directors may designate one of our directors as chair to preside over meetings of our board of directors and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our board of directors. Presently, Mr. Sittema serves as chief executive officer and chairman of our board of directors and is an “interested person” by virtue of being our chief executive officer and his professional association with CNL Financial Group. We believe that it is in the best interests of our shareholders for Mr. Sittema to serve as both chief executive officer and chairman of our board of directors because of his significant experience in matters of relevance to our business. Mr. Sittema’s combined role as chief executive officer and chairman of our board of directors creates a firm link between management and our Board and provides unified leadership for carrying out the Company’s strategic initiatives and business plans. Our board of directors has determined that the compositions of the audit committee, nominating and governance committee and the independent director committee are appropriate means to address any potential conflicts of interest that may arise from the chair’s status as an interested person and officer of us. We believe that our board of directors’ flexibility to determine its chair and reorganize its leadership structure from time to time is in the best interests of us and our shareholders.

Each year, our independent directors will designate an independent director to serve as the lead independent director on our board of directors. The designation of a lead independent director is for a one-year term, but the lead independent director may succeed himself or herself in that position. If the lead independent director is unavailable for a meeting, his or her immediate predecessor will serve as lead independent director for such meeting. The lead independent director will preside over meetings of our independent director committee. The lead independent director will also serve as a liaison between our independent director committee and our management on a wide variety of matters, including agenda items for our board of directors meetings. Designation as such does not impose on the lead independent director any obligations or standards greater than or different from those of our other directors. All of the independent directors play an active role on the board of directors. The independent directors compose a majority of our board of directors and are closely involved in all material deliberations related to us. Our board of directors believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of our board of directors and equal accountability to us and our shareholders. Our independent directors meet separately (i) as part of each regular board of directors meeting and (ii) with our chief compliance officer, as part of at least one board of directors meeting each year. Our independent director committee may hold additional meetings at the request of the lead independent director or another independent director.

Our board of directors believes that a leadership structure — chair of our board of directors who is also our chief executive officer, but separate from our lead independent director and committees led by independent directors — provides an optimal structure for us at this time. Our board of directors believes this structure is appropriate for a company of our size and complexity because combining the roles of the chief executive officer and chairman of our board of directors (1) enhances the alignment between the board and management in strategic planning and execution as well as operational matters, (2) avoids the confusion over roles, responsibilities and authority that can result from separating the positions, and (3) streamlines board process in order to conserve time for consideration of important matters the board may need to address. Our board of directors, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us. Our board of directors could in the future decide not to combine the chairman of the board of directors and chief executive officer positions if it believes that doing so would serve the best interests of the us and our shareholders.

Board Role in Risk Oversight

Our board of directors oversees our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our board of directors implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, our board of directors and its committees receive reports on our Advisors’ activities, including reports regarding our investment portfolio and financial accounting and reporting. Our board of directors also receives a quarterly report from our chief compliance officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures as well as those of our Advisors, administrator and transfer agent. The audit committee’s meetings with our independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, our board of directors meets periodically with our Advisors to receive reports regarding our operations, including reports on certain investment and operational risks, and our independent directors are encouraged to communicate directly with senior members of our management.

Our board of directors believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of us, our Advisors and our other service providers.

Our Investment Advisors and Executive Officers

As an externally managed business development company, we rely on the services of CNL as investment advisor under the Investment Advisory Agreement and the services of KKR as investment advisor under the Sub-Advisory Agreement. CNL also provides administrative services to us under the Administrative Services Agreement. In connection with its services, CNL has also agreed to provide us with personnel to serve as our appointed officers. While associated with CNL, our appointed executive officers serve on behalf of our company and consist of our chief executive officer, president, chief financial officer, senior vice president, general counsel and chief compliance officer. We do not pay any compensation to any of our executive officers, with the exception of agreed-upon reimbursement payments to CNL pursuant to the Administrative Services Agreement for the professional services provided by our chief compliance officer, general counsel and chief financial officer. Additional information regarding our Advisors is available in the statement of additional information dated as of the date hereof and filed with the SEC.

Messrs. Sittema and Falk, our two interested directors, are among the senior executives of CNL and KKR who provide services to us on behalf of our investment advisors. Biographies for the senior members of the CNL and KKR teams who provide services to us are set out below. These include the individuals who will be responsible for the overall management of our activities and the day-to-day management of our investment portfolio. Unless otherwise noted, the address for each executive officer is c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, Florida 32801.

Thomas K. Sittema serves as our chief executive officer. Mr. Sittema is also chairman of our board of directors and his biographical information is included in the prospectus under “Management — Board of Directors — Interested Directors.

Steven D. Shackelford serves as our president, chief financial officer and treasurer. Mr. Shackelford has served as president of the Company since January 2013. He also serves as the Company’s chief financial officer and treasurer effective November 15, 2014. Mr. Shackelford also serves as president of CNL. Mr. Shackelford joined CNL Financial Group in 1996 and through 2013 served as chief financial officer and/or chief operating officer for a number of companies affiliated with CNL Financial Group. Specifically, from December 2008 through March 2013, Mr. Shackelford served as chief financial officer of CNL Growth Properties, Inc., and from March 2009 through March 2013 he served as chief financial officer of Global Income Trust, Inc., as well as serving as executive vice president from April 2013 to April 2014 for these entities, both of which are public, non-traded real estate investment trusts. From February 2005 to February 2007, Mr. Shackelford served as chief financial officer and chief operating officer of Trustreet Properties, Inc., which, at the time, traded on the New York Stock Exchange under the ticker symbol TSY. Mr. Shackelford served as chief financial officer and executive vice president of CNL Restaurant Properties, Inc., a predecessor real estate investment trust to Trustreet Properties Inc., which he joined in September 1996. Prior to joining CNL Restaurant Properties, Inc., Mr. Shackelford served ten years with Price Waterhouse, where he was senior manager in the national office as well as the Paris, France office. Mr. Shackelford is a certified public accountant, and received his undergraduate degree in accounting and an MBA from Florida State University.

Kirk A. Montgomery serves as our chief compliance officer, general counsel and secretary. In addition, Mr. Montgomery currently serves as head of regulatory affairs for CNL Financial Group and general counsel for CNL Capital Markets Corp. In this role, he oversees the compliance functions for CNL Financial Group. Prior to joining CNL Financial Group, Mr. Montgomery served as the chief legal officer for Wells Real Estate Funds and has more than 25 years with investment and securities legal, compliance, and regulatory matters. Mr. Montgomery has also served as corporate counsel for Federated Investors Mutual Funds and served as assistant general counsel for Prudential Investments Corporation where he advised multiple business units on securities distribution, sales practice compliance, litigation matters and related supervisory risk issues. Mr. Montgomery received his Juris Doctor from Cumberland School of Law and his Masters of Business Administration in Finance from Samford University. He has been a member of the Georgia and American Bar Associations since 1983.

Craig J. Farr joined KKR & Co. in 2006 and is the head of asset management at KKR as well as president and CEO of KKR Financial Holdings LLC. Mr. Farr also oversees KKR & Co.’s capital markets and origination business, having driven the build-out of its structuring, capital markets advisory, distribution and credit origination resources. Mr. Farr is a member of the firm’s risk committee. Prior to joining KKR & Co. Mr. Farr spent 12 years at Citigroup Global Markets Inc. where he was promoted to managing director in 2001 and served as co-head of North American equity capital markets. Mr. Farr’s previous responsibilities included head of U.S. convertible and corporate equity derivative origination. Mr. Farr began his career at Salomon Brothers in the investment banking division. Mr. Farr graduated with a Bachelor of Commerce from Queen’s University in Kingston, Canada.

Jean-Marc Ciancimino joined KKR & Co. in 2008 and is the global head of KKR & Co.’s mezzanine effort. Prior to KKR & Co. he was with GSC Group in their European mezzanine business where he was a managing director responsible for sourcing and evaluating middle and large market transactions. After spending several years in the leveraged finance group of Bankers Trust, Mr. Ciancimino moved to the principal side in 1999 investing in European mezzanine for Prudential in London as an associate director. Mr. Ciancimino started his career in finance at Citibank. He holds degrees from Cambridge and London Universities.

Erik A. Falk joined KKR & Co. in 2008 and is the co-head of leveraged credit. Mr. Falk is also a member of the leveraged credit investment committee, private credit investment committee and portfolio management committee. He is a member of the boards of directors of the LSTA and Corporate Capital Trust. Prior to joining KKR & Co., Mr. Falk was a managing director at Deutsche Bank Securities Inc. where he was most recently global co-head of the securitized products group, focused on principal investing bond underwriting, direct lending and advisory business. In addition to leadership positions in recruiting and sitting on the boards of several of the bank’s companies, Mr. Falk was a member of the global markets North American management committee and the complex transactions underwriting committee for the bank. Prior to that, Mr. Falk worked for Credit Suisse First Boston where he was a director in the asset backed securities department. Mr. Falk holds a B.S. and an M.S. from Stanford University.

Christopher A. Sheldon joined KKR & Co. in 2004 and is the co-head of leveraged credit. Mr. Sheldon is also a member of the leveraged credit investment committee, private credit investment committee and portfolio management committee. Prior to his current role at KKR, Mr. Sheldon was responsible for opening KKR’s London office in 2007 and investing across a number of sectors within its credit business. Before joining KKR & Co., Mr. Sheldon was a vice president and senior investment analyst with Wells Fargo’s high yield securities group. Mr. Sheldon previously worked at Young & Rubicam Advertising and at SFM Media Corporation in their media-planning department. Mr. Sheldon has a B.A. from Denison University. Mr. Sheldon currently serves as a member of the board of directors of SquashDrive, a member of the National Urban Squash and Education Association.

Jamie M. Weinstein joined KKR & Co. in 2005 and is the co-head of special situations investing, which includes the KKR & Co.’s global activities in public and private distressed and structured principal investments. He is also a member of the special situations investment committee and portfolio management committee. Previously, he was a portfolio manager with responsibility across KKR’s credit strategies. He also has extensive experience as a research analyst managing the financial services, healthcare and commercial real estate sectors. Prior to joining KKR & Co., Mr. Weinstein was with Tishman Speyer Properties as director of acquisitions for Northern California and The Boston Consulting Group as a strategy consultant. He received a B.S.E. degree cum laude in Civil Engineering and Operations Research from Princeton University and a M.B.A. from the Stanford University Graduate School of Business, where he was an Arjay Miller Scholar. Mr. Weinstein serves as a trustee of the Contemporary Jewish Museum in San Francisco and is actively involved in the Jewish Community Federation of San Francisco on its endowment investment committee and capital planning committee.

Nathaniel M. Zilkha joined KKR & Co. in 2007 and is the co-head of KKR’s credit platform as well as the global co-head of special situations. As co-head of credit, he works closely with the credit portfolio teams to help drive investment performance, strategy, business development and coordination across the platform. He is a member of the leveraged credit investment committee, private credit investment committee and special situations investment committees as well as the portfolio management committee. Mr. Zilkha also spent time as a member of the healthcare private equity team in KKR & Co.’s Menlo Park office. Prior to joining KKR & Co., he was a member of the principal investment area of Goldman, Sachs & Co., where he invested in private equity and principal debt transactions. He is currently on the board of directors of Amedisys, Inc., the Winoa Group, and QMH Limited. He was formerly on the boards of Harden Healthcare, Oriental Brewery and Jazz Pharmaceuticals. Mr. Zilkha graduated cum laude from Princeton University.

ADVISORY AGREEMENTS AND FEES

Our investment process is a collaborative effort between CNL and KKR and benefits from the combined business and specific industry knowledge, transaction expertise and deal-sourcing capabilities they bring. CNL is responsible for the overall management of our activities and KKR is responsible for the day-to-day management of our investment portfolio. CNL provides its services under the Investment Advisory Agreement and under the Administrative Services Agreement with us, and KKR provides its services under the Sub-Advisory Agreement with CNL and us. The activities of both of our Advisors are subject to the supervision and oversight by our board of directors.

CNL oversees our day-to-day operations, including the provision of general ledger accounting, fund accounting, investor relations, and other administrative services. CNL also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our shareholders and reports filed with the SEC. In addition, CNL assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our shareholders and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

For providing these services, facilities and personnel, we reimburse CNL for administrative expenses it incurs in performing its obligations. The amount of this reimbursement is set at the lesser of (i) CNL’s actual costs and (ii) the amount that we would be required to pay for comparable administrative services in the same geographic location. CNL is required to allocate the cost of such services to us based on objective factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, our board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compares the total amount paid to CNL for such services as a percentage of our net assets to the same ratio as reported by other comparable business development companies. We do not reimburse CNL for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of CNL.

Advisory Services

Under the terms of the Investment Advisory Agreement and the Sub-Advisory Agreement, our Advisors are responsible for the following:

•	determining the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such strategies;

•	identifying, evaluating, negotiating and structuring the investments we make;

•	performing due diligence on prospective portfolio companies;

•	executing, closing, servicing and monitoring the investments we make;

•	determining the securities and other assets that we will purchase, retain or sell; and

•	providing us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our capital.

KKR is primarily responsible for initially identifying, evaluating, negotiating and structuring our investments. These activities are carried out by its investment teams and are subject to the oversight of KKR’s senior investment personnel. Each investment that we make requires the approval of both our Advisors. Certain affiliated co-investment transactions may require the additional approval of our independent director committee.

Additionally, as a business development company, we must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our eligible portfolio companies and providing other organizational and financial guidance. Our Advisors or our administrator make available such managerial assistance, on our behalf, to our eligible portfolio companies whether or not they request this assistance. We may receive fees for these services and will reimburse our Advisors for their allocated costs in providing such assistance, subject to review and approval by our board of directors.

Administrative Services

Under the terms of the Administrative Services Agreement, and on our behalf, CNL performs or oversees the performance of various administrative services that we require. These include investor services, general ledger accounting, fund accounting, maintaining required financial records, calculating our net asset value, filing tax returns, preparing and filing SEC reports, preparing, printing and disseminating shareholder reports and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. CNL provides us with facilities and access to personnel necessary for our business and these services. For providing these services, facilities and personnel, we reimburse CNL for administrative expenses it incurs in performing its obligations.

Term; Effective Date

Each of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Administrative Services Agreement was approved by our board of directors on March 16, 2011 and became effective on April 4, 2011. Such agreements must be re-approved annually by our board of directors (including a majority of our independent directors), or the holders of a majority of our outstanding voting securities. On March 18, 2014, our board of directors, including our independent directors, approved the renewal of each of these agreements for an additional one-year term through March 18, 2015, subject to earlier termination in accordance with their respective terms. The renewal approvals were made in accordance with, and on a basis of an evaluation satisfactory to our board of directors as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder. In evaluating these agreements, our board of directors considered a number of factors, including: (i) the nature, quality and extent of the advisory and other services to be provided by CNL and KKR; (ii) our investment performance; (iii) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements.

Each of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Administrative Services Agreement will automatically terminate in the event of its assignment. In accordance with the 1940 Act, we may terminate the Investment Advisory Agreement and the Administrative Services Agreement with CNL and cause CNL to terminate the Sub-Advisory Agreement with KKR upon 60 days’ written notice. The decision to terminate any agreement may be made by a majority of our independent directors or the holders of a majority of the outstanding shares of our common stock. CNL and KKR have separately agreed between themselves that, in the event that one of them is removed by us as investment advisor other than for cause, the other will also terminate its advisory agreement with us.

CNL is permitted to voluntarily terminate the Investment Advisory Agreement and the Administrative Services Agreement, and KKR is permitted to voluntarily terminate the Sub-Advisory Agreement, upon 120 days’ prior written notice. CNL may not terminate the Sub-Advisory Agreement without the consent of our independent directors or the holders of a majority of the outstanding shares of our common stock.

Investment Advisory Fees

We pay CNL a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. CNL compensates KKR for advisory services that it provides to us with 50% of the fees that CNL receives from us under the Investment Advisory Agreement. We believe that this fee structure benefits shareholders by aligning the compensation of both of our Advisors with our overall investment performance. The cost of both the management fee and the incentive fee is ultimately borne by our shareholders.

Management Fee

The management fee is calculated at an annual rate of 2% of our average gross assets and it is payable monthly in arrears. The determination of average gross assets reflects changes in the fair market value of portfolio investments.

Incentive Fee

The incentive fee comprises two parts: (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

The subordinated incentive fee on income is earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which the Investment Advisory Agreement and the Sub-Advisory Agreement are in effect. In the case of a liquidation or if the Investment Advisory Agreement or Sub-Advisory Agreement is terminated, the fee will also become payable as of the effective date of the event.

The subordinated incentive fee on income for each quarter is calculated as follows:

•	No subordinated incentive fee on income is payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to investors of 1.75% per quarter on our average adjusted capital. We refer to this as the quarterly preferred return.

•	All of our pre-incentive fee net investment income, if any, that exceeds the quarterly preferred return, but is less than or equal to 2.1875% on our average adjusted capital in any quarter, is payable to the Advisors. We refer to this portion of our subordinated incentive fee on income as the catch up. It is intended to provide an incentive fee of 20% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.1875% on our average adjusted capital in any quarter.

•	For any quarter in which our pre-incentive fee net investment income exceeds 2.1875% on our average adjusted capital, the subordinated incentive fee on income shall equal 20% of the amount of our pre-incentive fee net investment income, because the preferred return and catch up will have been achieved.

•	Pre-incentive fee net investment income is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus our operating expenses for the quarter, including the management fee, expenses payable under the Administrative Services Agreement, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding (i) the incentive fee, (ii) any expense support payments under our Expense Support and Conditional Reimbursement Agreement with the Advisers (see “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Contractual Obligations —Investment Advisory Agreements”), (iii) any reimbursement by us of expense support payments, and (iv) any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

•	Adjusted capital is defined as (a) cumulative proceeds generated from sales of our common stock, including proceeds from our distribution reinvestment plan, net of sales loads (sales commissions and marketing support fees) and (b) reduced for (i) distributions paid to our shareholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to our share repurchase program.

The following is a graphical representation of the calculation of the quarterly subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of average adjusted capital)

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to Quarterly Incentive Fee

The incentive fee on capital gains is earned on liquidated investments and shall be determined and payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement and the Sub-Advisory Agreement are in effect. In the case of a liquidation, or if the Investment Advisory Agreement or Sub-Advisory Agreement is terminated, the fee will also become payable as of the effective date of such event. The annual fee will equal 20% of our realized capital gains on a cumulative basis from inception, net of (i) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (ii) the aggregate amount, if any, previously paid incentive fees on capital gains as calculated in accordance with GAAP (subject to the limitation discussed in the next sentence). From and after January 1, 2013, for purposes of computing the performance-based incentive fee payable to the Advisors, we disregard any gains associated with the TRS interest spread (which represents the difference between (i) the interest and fees received on total return swaps, and (ii) the interest paid to the total return swaps counterparty on the settled notional value of total return swaps), and we only consider the net realized gains or losses on the termination or maturity of total return swaps for the purpose of testing and computing incentive fees on capital gains that may be payable annually to the Advisors.

Because of the structure of the subordinated incentive fee on income and the incentive fee on capital gains, it is possible that we may pay such fees in a quarter where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the 1.75% on average adjusted capital for a quarter, we will pay the applicable incentive fee even if we have incurred a net loss in the quarter due to a realized or unrealized capital loss. Our Advisors will not be under any obligation to reimburse us for any part of the incentive fee they receive that is based on prior period accrued income that we never receive as a result of a subsequent decline in the value of our portfolio or any borrower default.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees are calculated using a detailed policy and procedure approved by our Advisors and our board of directors, including a majority of the independent directors, and such policy and procedure are consistent with the description of the calculation of the fees set forth above.

Our Advisors may elect to defer or waive all or a portion of the fees that would otherwise be paid to them in their sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as our Advisors may determine in their sole discretion. To the extent that KKR elects to receive its allocable share of the fees in a particular form or waive or defer all or any portion of its allocable share of the fees, CNL will make the election on its behalf and any amounts due to KKR under the Sub-Advisory Agreement will be adjusted accordingly.

Examples of the two-part incentive fee:

Example 1 – Subordinated Incentive Fee on pre-incentive fee net investment income for each quarter

Scenarios expressed as a percentage of average adjusted capital	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income	0.5500%	1.9500%	2.8000%
Catch up incentive fee (maximum of 0.4375%)	—	(0.2000)%	(0.4375)%
Split incentive fee (20% above 2.1875%)	—	—	(0.1225)%

Net Investment income	0.5500%	1.7500%	2.2400%

Scenario 1 – Subordinated Incentive Fee on Income

Pre-incentive fee net investment income does not exceed the 1.75% preferred return rate, therefore there is no catch up or split incentive fee on pre-incentive fee net investment income.

Scenario 2 – Subordinated Incentive Fee on Income

Pre-incentive fee net investment income falls between the 1.75% preferred return rate and the catch up of 2.1875%, therefore the incentive fee on pre-incentive fee net investment income is 100% of the pre-incentive fee above the 1.75% preferred return at 0.2%.

Scenario 3 – Subordinated Incentive Fee on Income

Pre-incentive fee net investment income exceeds the 1.75% preferred return and the 2.1875% catch up provision. Therefore the catch up provision is fully satisfied by the 0.4375% of pre-incentive fee net investment income above the 1.75% preferred return rate and there is a 20% incentive fee on pre-incentive fee net investment income above the 2.1875% “catch up.” This provides a 0.56% incentive fee which represents 20% of pre-incentive fee net investment income.

Example 2 – Incentive Fee on Capital Gains

Assumptions

Year 1:	No net realized capital gains or losses

Year 2:	6% realized capital gains and 1% realized capital losses and unrealized capital depreciation; capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 Incentive Fee on Capital Gains	= 20% x (0)
= 0
= No Incentive Fee on Capital Gains

Year 2 Incentive Fee on Capital Gains	= 20% x (6% -1%)
= 20% x 5%
= 1%

Indemnification of Our Advisors

The Investment Advisory Agreement provides that CNL and KKR and each of its officers, directors, persons associated with each advisor, shareholders (and owners of the shareholders), controlling persons and agents are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of or otherwise based on the performance of any of such advisor’s duties or obligations under the Investment Advisory Agreement or the Sub-Advisory Agreement, as applicable, or otherwise as our investment adviser, (i) to the extent such damages, liabilities, cost and expenses (A) are not fully reimbursed by insurance and (B) do not arise by reason of willful misfeasance, bad faith, or gross negligence in such advisor’s performance of such duties or obligations, or such advisor’s reckless disregard of such duties or obligations, and (ii) otherwise to the fullest extent such indemnification is consistent with the provisions of our articles of incorporation, the 1940 Act, the laws of the State of Maryland and other applicable law.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use substantially all of the proceeds from a sale of our securities, net of expenses, for general corporate purposes, which may include, making investments in accordance with our investment objective and by following the strategies described in this prospectus and any prospectus supplement, reducing our borrowings under revolving credit agreements, paying our operating expenses, funding distributions to shareholders, paying management fees under the Investment Advisory Agreement as described elsewhere in this prospectus, and working capital purposes. Based on prevailing market conditions, we will invest the proceeds from the closing of any offering generally within 30-90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our financing facilities.

Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, money market funds and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a business development company and our election to be taxed as a RIC. During this time, we may also use a portion of the net proceeds to reduce our borrowings under revolving credit agreements, to pay our operating expenses and fund distributions to shareholders. In addition, during this time, we will pay management fees under the Investment Advisory Agreement as described elsewhere in this prospectus.

DISTRIBUTIONS

On June 8, 2011, we began authorizing and paying monthly distributions to our common shareholders. We will distribute pro rata to our common shareholders funds received by us that we deem unnecessary for us to retain. Any distributions to our common shareholders will be declared out of assets legally available for distribution. We expect to continue making monthly distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our common shareholders are appropriate.

We may fund our cash distributions to common shareholders from any sources of funds available to us, including fee reductions by our Advisors that may be subject to repayment, as well as offering proceeds and borrowings. We have not established limits on the amount of funds we may use from any available sources to make distributions. Our distributions in our initial year of 2011 of investment operations resulted from operating expense support payments by our Advisors to us that we were obligated to repay within three years. You should understand that such distributions in 2011 were not based on our investment performance. As of December 31, 2013, there were no remaining expense support amounts to be reimbursed to our Advisors. There can be no assurance that we will achieve the performance necessary to sustain our distributions, or that we will be able to continue to pay distributions at a specific rate or at all. Our Advisors have no obligation to reduce their advisory fees in future periods.

The following table presents the total cash distributions declared per share of common stock outstanding during the nine months ended September 30, 2014 and the years ended December 31, 2013, 2012 and 2011:

	Cash Distributions Declared Per Share
Quarter	2014	2013	2012	2011
First	$0.180048	$0.195052	$0.185700	$—
Second	0.201279	0.195052	0.189878	—
Third	0.216762	0.195052	0.189878	0.175006
Fourth	—	0.240056	0.189878	0.191492

Total	$0.598089	$0.0825212	$0.755334	$0.366498

The tax character of paid distributions attributable to the years ended December 31, 2013 and December 31, 2012 were as follows:

($ in thousands)	2013			2012
Paid Distributions attributable to:	Amount	Percentage		Amount	Percentage
Ordinary income	$80,667	92.7	%(1)	$22,984	98.6%
Realized long term capital gains	6,338	7.3		337	1.4

Total	$87,005	100.0%		$23,321	100.0%

Percentage of taxable income before deduction for dividends paid	97%			97%

(1)	Including short term capital gains.

Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution is mailed to our common shareholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital to our common shareholders for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

We have elected to be treated, and intend to qualify annually, as a RIC under the Code. To maintain RIC tax treatment, we must distribute at least 90% of our net ordinary taxable income and net short-term capital gains in excess of net long-term capital losses, if any, to our common shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of sub-chapter M. If a RIC makes a spillover dividend the amounts will be included in the 1099s for the year the spillback distribution is paid (stated differently there is no impact of a spillback distribution to the common shareholder).

In order to minimize certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to holders of our common stock. If this happens, holders of our common stock will be treated for U.S. federal income tax purposes as if they had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, holders of our common stock would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Tax Matters.”

We have adopted an “opt-in” distribution reinvestment plan pursuant to which holders of our common stock may elect to have the full amount of their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

SELECTED FINANCIAL DATA

The following selected financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Financial Statements” included elsewhere in this prospectus and is derived from our consolidated financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2014 and our Annual Reports on Form 10-K for the years ended December 31, 2013, 2012 and 2011.

	($ in thousands, except per share data)
	Nine Months Ended September 30, 2014	Year Ended December 31,			Period from June 9, 2010 (Inception) to December 31, 2010
		2013	2012	2011
Statement of operations data:
Investment income	$162,639	$119,573	$35,583	$959	$—

Operating expenses
Total expenses	79,805	68,502	19,651	1,482	—
Reimbursement of expense support	—	1,136	1,830	—	—
Advisors’ expense support	—	—	(1,590)	(1,376)	—

Net expenses	79,805	69,638	19,891	106	—

Net investment income	82,834	49,935	15,692	853	—
Net realized and unrealized gain	19,849	55,022	9,962	529	—

Net increase in net assets resulting from operations	$102,683	$104,957	$25,654	$1,382	$—

Per share data:
Net investment income - basic and diluted	$0.49	$0.48	$0.50	$0.67	—
Net increase in net assets resulting from operations—basic and diluted	$0.61	$1.00	$0.82	$1.09	—
Distributions declared	$0.60	$0.83	$0.76	$0.37	—

Other data:
Total investment return-net price(1)	4.9%	10.2%	14.2%	6.5%	—
Total investment return-net asset value(2)	6.7%	11.4%	14.3%	6.5%	—
Number of portfolio companies at period end	100	94	126	110	—
Total portfolio investments for the period	$1,260,847	$2,090,370	$991,952	$106,811	—
Investment sales and prepayments for the period	$793,787	$925,095	$410,530	$482	—

	As of September 30, 2014	As of December 31,
		2013	2012	2011	2010
Balance sheet data:
Total assets	$2,646,492	$2,281,186	$850,324	$116,223	$200
Credit facilities & term loan, net of discount	$581,582	$707,389	$159,620	$25,340	$—
Total net assets	$1,970,241	$1,430,434	$611,484	$65,163	$200

(1)	Total investment return-net price is a measure of total return for shareholders who purchased our common stock at the beginning of the period, including distributions declared during the period. Total investment return-net price is based on (i) the purchase of one share at the public offering price, net of sales load, on the first day of the period, (ii) the sale at the net asset value per share on the last day of the period, of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the cash payment for distributions payable, if any, on the last day of the period. The total investment return-net price calculation assumes that (i) monthly cash distributions are reinvested in accordance with our distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan are issued at the then public offering price, net of sales load, on each monthly distribution payment date. There is no public market for our shares and the market value at sale is assumed to be equal to net asset value per share on the last day of the period. Our performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. Investment performance is presented without regard to sales load that may be incurred by our shareholders in the purchase of our shares of common stock.

(2)	Total investment return-net asset value is a measure of the change in total value for shareholders who held our common stock at the beginning and end of the period, including distributions declared during the period. Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period, of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that (i) monthly cash distributions are reinvested in accordance with our distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan are issued at the then public offering price, net of sales load, on each monthly distribution payment date. There is no public market for our shares. Our performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. Investment performance is presented without regard to sales load that may be incurred by our shareholders in the purchase of our shares of common stock.

SENIOR SECURITIES

Credit Facilities

On May 20, 2014, we entered into a senior secured term loan credit facility, which we refer to as the 2014 Senior Secured Term Loan, and, together with the Senior Secured Revolving Credit Facility (as defined below), the Credit Facilities. The 2014 Senior Secured Term Loan provides us with gross borrowing proceeds of $398 million. The 2014 Senior Secured Term Loan matures in May 2019, bears interest, at our election, at (i) LIBOR plus 3.25% (with a LIBOR floor of 0.75%), or (ii) an “alternate base rate” (which is the highest of a prime rate, the federal funds rate plus 0.50%, or one month LIBOR plus 1.00%) plus 2.25% (with an alternate base rate floor of 1.75%) and has substantially similar terms to our existing Senior Secured Revolving Credit Facility. As of September 30, 2014, $398 million was outstanding under the 2014 Senior Secured Term Loan.

CCT Funding is party to a revolving credit facility with Deutsche Bank and the other lenders from time to time thereto, which we refer to as the Deutsche Bank Credit Facility. Deutsche Bank serves as administrative agent under the credit facility. As of September 30, 2014, the credit facility provides for an upsize of the Tranche B1 Loans from $65 million to $140 million for total borrowings by CCT Funding in an aggregate amount up to $340 million on a committed basis. These loan tranche commitments are scheduled to mature in January and February of 2015. As of September 30, 2014, there was $5.0 million outstanding under this revolving credit facility. As of December 31, 2013, approximately $264.44 million was borrowed and outstanding under the Deutsche Bank Credit Facility, and, as of December 31, 2012, approximately $159.62 million was borrowed and outstanding under the Deutsche Bank Credit Facility.

Paris Funding is party to a revolving credit facility with BNP Paribas Prime Brokerage, Inc., which we refer to as the BNP Credit Facility, under which we may borrow up to $200 million. The BNP Credit Facility became effective on June 12, 2013. As of September 30, 2014, $180.45 million was outstanding under the BNP Credit Facility.

On September 4, 2013, our Company entered into a senior secured revolving credit agreement with JPMorgan Chase Bank, N.A. and ING Capital, LLC, which we refer to as the Senior Secured Revolving Credit Facility. This credit facility provides for loans to be made in dollars and other foreign currencies in an aggregate amount of $490 million. It also includes an “accordion” feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $900 million. As of September 30, 2014, there were no amounts outstanding under this revolving credit facility. For a description of these three credit facilities, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Capital Resources and Liquidity—Borrowings—Credit Facilities and Term Loan.” As of November 24, 2014, our Company entered into a Commitment Increase Agreement to the Senior Secured Revolving Credit Facility, whereby the aggregate amount of the multicurrency commitments thereunder was increased by $165 million, for a total facility size of $655 million. Except as described herein, there were no other material modifications to the terms of the Senior Secured Revolving Credit Facility.

Borrowings under the Credit Facilities are subject to, among other things, a minimum borrowing/collateral base. All portfolio investments directly held by us, certain equity interests owned by us, and certain of our accounts are pledged as collateral under the Credit Facilities. The Credit Facilities require us to, among other things (i) make representations and warranties regarding the collateral as well as our business and operations, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants. The documents for each of the Credit Facilities also include default provisions such as (among others) (i) the failure to make timely payments under the Credit Facilities, (ii) the occurrence of a change in control, and (iii) the failure by us to materially perform under the operative agreements governing the Credit Facilities, which, if not complied with, could accelerate repayment under the Credit Facilities, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

Total Return Swap

On November 15, 2012, Halifax Funding, our wholly owned, special purpose financing subsidiary entered into a TRS arrangement with The Bank of Nova Scotia (“BNS”), which consist of a set of agreements that are collectively referred to herein as the TRS agreements. Pursuant to the terms of the TRS agreements, Halifax Funding may select a portfolio of single-name corporate loans and bonds with a maximum aggregate notional amount of $500 million. Halifax Funding is required to initially cash collateralize a specified percentage of each loan or bond (generally, at least 40% of the notional amount of such loan or bond) in accordance with margin requirements described in the TRS agreements.

For purposes of determining our compliance with the asset coverage ratio test applicable to us as a business development company, we regard the TRS total notional amount at the end of the period, less the total amount of cash collateral posted under the TRS, as a senior security for the life of the TRS. (See “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Capital Resources and Liquidity - Total Return Swaps.”)

As of September 30, 2014, the total notional amount of the portfolio of TRS assets was $110.10 million, and the total amount of cash collateral posted under the TRS was $63.40 million, resulting in $46.70 million of deemed senior securities from the TRS arrangement.

All Senior Securities

Information about our senior securities, which includes both borrowings under our credit facilities and TRS amount that we regard as senior securities, if any, is shown in the following table below as of December 31, 2011, December 31, 2012 and December 31, 2013. The information has been derived from our audited consolidated financial statements for each respective period.

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary Liquidation Preference per Unit (3)	Average Market Value per Unit (4)
2011	$25,340	3.57	—	N/A
2012	$235,658	3.59	—	N/A
2013	$729.800	2.96	—	N/A

(1)	Total amount (in thousands) of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, in relation to the aggregate amount of senior securities representing indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following discussion is based on the unaudited condensed consolidated financial statements as of September 30, 2014 and September 30, 2013, and for the three and nine months ended September 30, 2014 and 2013, and our audited financial statements as of December 31, 2013 and 2012, and for the years ended December 31, 2013, 2012 and 2011. This information should be read in conjunction with the accompanying unaudited condensed consolidated financial statements and the notes thereto, as well as, the audited consolidated financial statements and the notes thereto. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are a non-diversified closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Formed as a Maryland corporation on June 9, 2010, we are externally managed by CNL Fund Advisors Company (“CNL”) and KKR Credit Advisors (US) LLC, formerly known as KKR Asset Management LLC (“KKR”), collectively, the “Advisors,” which are responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments, determining the securities and other assets that we will purchase, retain or sell, and monitoring our portfolio on an ongoing basis. Both Advisors are registered as investment advisers with the Securities and Exchange Commission (the “SEC”). CNL also provides the administrative services necessary for us to operate.

Investment Objective, Investment Program and Primary Investment Types

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We pursue our investment objective by investing primarily in the debt of privately owned U.S. companies (also referred to as “portfolio companies”) with a focus on originated transactions sourced through the networks of our Advisors. We define originated transactions as any negotiated investment where we, through our Advisors’ direct efforts, provide funds directly to a portfolio company. We also have the ability, as granted through an SEC Exemptive Order, to co-invest in privately negotiated transactions alongside other investment funds managed by or affiliated with KKR (the “Co-Investment Transactions”). We anticipate that a substantial portion of our investment portfolio will consist of senior and subordinated debt, which we believe offer potential opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions. We may also invest in structured products, such as collateralized loan obligations, and loan participations and assignments.

As of September 30, 2014, our investment program consisted of two main components. First, since the inception of our investment activities, we have been engaged in the direct purchase of debt securities, primarily issued by portfolio companies, through both secondary market and direct lending transactions. We refer to this investment program component as our “Investment Portfolio” in this report. Second, beginning in November 2012, we supplemented our economic exposure to portfolio companies by entering into total return swap arrangements (the “TRS”) with a commercial bank counterparty and directing the creation of a portfolio of debt investments that serve as reference assets under the TRS. We refer to this investment program component as our portfolio of TRS assets or our “TRS Portfolio” in this report. In the case of our TRS Portfolio, we receive all (i) realized income and fees and (ii) realized capital gains generated by the TRS assets. In return, we must pay quarterly to the TRS counterparty a payment consisting of (i) realized capital losses generated by the TRS assets and (ii) financing costs that are based on (a) a floating financing rate and (b) the settled notional amount of TRS assets.

References in this report to the term “settled notional amount” in association with the TRS mean the aggregate cost of the TRS assets underlying the TRS that are settled and owned by the counterparty. In addition, this aggregate cost serves as the basis for our payments of financing charges to the counterparty under the TRS. References to the term “total notional amount” mean the settled notional amount plus the effect of the purchase and sale cost of all TRS assets where trade settlement is pending. We will receive additional economic benefit if the value of the underlying TRS asset appreciates relative to the total notional amount through the final settlement date following termination of the agreement. Conversely, we will be required to pay the counterparty the amount, if any, by which the value of the underlying TRS asset declines relative to the total notional amount through such final settlement date. We do not own, or have physical custody of, the TRS assets and the TRS assets are not direct investments by us. Our subsidiary is required to post collateral with a custodian of at least 40% of the notional amount of each TRS asset and may be required to post additional collateral in the event the value of the TRS assets decreases below a specified amount.

Our investment strategy is focused on creating and growing an Investment Portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our Investment Portfolio. When evaluating an investment and the related portfolio company, we use the resources of our Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe our flexible approach to investing allows us to take advantage of opportunities that offer the most favorable risk/reward characteristics.

We primarily focus on the following investment types:

•	Senior Debt. We invest in senior debt, in which we generally take a security interest in the available assets of the portfolio company, including equity interests in any of its subsidiaries. These investments generally take the form of senior secured first lien loans, senior secured second lien loans or senior secured bonds. In some circumstances, our lien could be subordinated to claims of other creditors.

•	Subordinated Debt. Our subordinated debt investments are generally subordinated to senior debt and are generally unsecured. These investments are generally structured with interest-only payments throughout the life of the security, with the principal due at maturity.

•	Structured Products. We also invest in structured products, which may include collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), structured notes and credit-linked notes. The issuers of such investment products may be structured as trusts or other types of pooled investment vehicles. Such products may also involve the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments.

•	Equity Investments. We also make selected equity investments. In addition, when we invest in senior and subordinated debt, we may acquire warrants or options to purchase equity securities or benefit from other types of equity participation. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests.

The level of our investment activity can and does vary substantially from period to period depending on many factors, including: the demand for debt from creditworthy privately owned U.S. companies, the level of merger, acquisition and refinancing activity involving private companies, the availability of credit to finance transactions, the general economic environment, the competitive investment environment for the types of investments we currently seek and intend to seek in the future, the amount of equity capital we raise from offering common stock in our company and the amount of capital we may borrow under our revolving credit facilities.

As a business development company, we are required to comply with certain regulatory requirements. For instance, we may not acquire any assets other than “qualifying assets” as specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets as determined at the end of the prior quarter (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million. These rules also permit us to include as qualifying assets certain follow-on investments in companies that were eligible portfolio companies at the time of our initial investment but no longer meet the definition of eligible portfolio company at the time of the follow-on investment.

Revenues

We generate revenues primarily in the form of interest on the debt securities of portfolio companies that we acquire and hold for investment purposes. Our investments in debt securities generally have an expected maturity of three to ten years, although we have no lower or upper constraint on maturity, and typically earn interest at fixed or floating rates. Interest on our debt securities is generally payable to us quarterly or semi-annually. Some of our investments in debt securities contain PIK interest provisions. The outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of dividends from equity investments, prepayment fees, commitment fees, origination fees and fees for providing significant managerial assistance. While the TRS assets also generate interest income and fees, such amounts, net of the financing amounts, are recognized as realized gains pursuant to GAAP when payable to us quarterly.

Operating Expenses

Our primary operating expenses include a base management fee and, depending on our operating results, performance-based incentive fees, reimbursable expenses under the investment advisory agreement, interest expense and financing fees, fund administrative expenses, custodian and accounting fees, other third-party professional services and expenses and amortization of deferred offering expenses. The base management fee and performance-based incentive fees compensate the Advisors for their services in identifying, evaluating, negotiating, closing and monitoring our investments.

Financial and Operating Highlights

The following table presents financial and operating highlights as of September 30, 2014 and December 31, 2013 and 2012, the nine months ended September 30, 2014, and the years ended December 31, 2013 and 2012:

	(In millions, except ratios and per share data)
As of	September 30, 2014	December 31, 2013	December 31, 2012
Total assets	$2,646.49	$2,281.19	$850.32
Adjusted total assets (Total assets, net of payable for investments purchased)	$2,595.01	$2,180.17	$777.89
Investments in portfolio companies	$2,411.14	$1,924.87	$697.67
Borrowings - credit facilities and term loan	$581.58	$707.39	$159.62
Deemed borrowings (TRS implied leverage classified as senior securities)	$46.70	$22.41	$76.05
Net assets	$1,970.24	$1,430.43	$611.48
Net asset value per share	$10.06	$10.00	$9.75
Leverage ratio (Borrowings + Deemed borrowings/Adjusted total assets)	24%	33%	30%

	Nine Months Ended	Year Ended December 31,
Activity for the Period	September 30, 2014	2013	2012
Average net assets	$1,689.40	$1,036.50	$304.26
Average borrowings under credit facilities and term loan	$525.00	$339.27	$110.07
Cost of investments purchased	$1,260.85	$2,090.37	$991.95
Sales, principal payments and other exits	$793.79	$925.10	$410.53
Net investment income	$82.83	$49.94	$15.69
Net realized gains on investments, derivative instruments and foreign currency transactions	$11.47	$28.05	$3.04
Net change in unrealized appreciation on investments, derivative instruments and foreign currency translation	$8.38	$26.98	$6.92
Net increase in net assets resulting from operations	$102.68	$104.96	$25.65
Total distributions declared	$100.32	$87.00	$23.32
Calendar year paid distribution as % of taxable income available for distribution	na	97%	97%
Net investment income before unearned incentive fees per share	$0.52	$0.54	$0.56
Net investment income per share	$0.49	$0.48	$0.50
Earnings per share	$0.61	$1.00	$0.82
Distributions declared per share outstanding for the entire period	$0.60	$0.83	$0.76

	Nine Months Ended	Year Ended December 31,
Common Stock Offering Summary for the Period	September 30, 2014	2013	2012
Gross proceeds	$549.85	$849.31	$588.37
Net proceeds to Company, excluding reinvestment of distributions	$498.65	$770.59	$532.86
Average net proceeds per share	$10.17	$9.97	$9.77
Shares issued in connection with offerings, excluding reinvestment of distributions	49.03	77.26	54.52

Business Environment

Over the last 12-months, we observed high trading volumes in high-yield bonds resulting in yields decreasing to near historical lows. Capital inflows into bank loan mutual funds were also robust over an extended period of 95 straight weeks; a streak that ended in April 2014. More recently, both high yield bond funds and bank loan mutual funds have experienced outflows resulting in some volatility for corporate debt securities in traded secondary markets. Our basic investment premise emphasizing directly originated and other private credit investments remains unchanged. We believe that privately originated transactions to both U.S. and foreign middle market companies will outperform low-yielding government bonds and high grade credit over the long-term. Meanwhile, we continue to scan for attractive opportunities in secondary credit markets resulting from specific situations and volatility in market technicals.

Moreover, we believe that we are in the middle stages of the cyclical part of the economic recovery. We do not see the credit cycle turning in the next 12 months. The health of middle market American companies remains good and we believe there is further room for companies in this space to increase cash flow. In addition, we believe regulations that burden bank-lending practices will continue to broaden the investment opportunities for non-bank investors and investment entities. We maintain a degree of caution as we progress through 2014 recognizing that credit defaults remain abnormally low and likely not sustainable. We believe continued focus on the fundamentals, including rigorous due diligence, robust credit underwriting and direct structuring of investments best positions the portfolio to protect principal and generate attractive risk-adjusted returns.

Portfolio and Investment Activity

Portfolio Investment Activity for the Nine Months ended September 30, 2014 and the Years Ended December 31, 2013 and 2012

The following table summarizes our investment activity for the nine months ended September 30, 2014 and the years ended December 31, 2013 and 2012, excluding our short term investments.

	As of and for the Nine Months Ended September 30,		As of and for the Year Ended December 31, ($ in millions)
	2014 ($ in millions)		2013		2012
	Investment Portfolio	TRS Portfolio	Investment Portfolio	TRS Portfolio	Investment Portfolio	TRS Portfolio
Total Fair Value	$2,411.14	$107.62	$1,924.87	$60.10	$697.67	$164.77
Incremental Purchases	$1,260.85	$76.39	$2,090.37	$357.28	$991.95	$187.98
Investment Sales	$(442.62)	$(31.92)	$(807.22)	$(417.73)	$(358.60)	$(16.68)
Principal Payments	$(351.16)	$(11.90)	$(117.88)	$(46.27)	$(51.93)	$(6.95)
No. Portfolio Companies	100	32	94	20	126	47
Portfolio Company Additions	33	22	61	16	62	49
Portfolio Company Exits	(27)	(10)	(93)	(43)	(46)	(2)
No. Debt Investments	111	33	103	20	161	54
Debt Investment Additions	56	26	82	18	119	56
Debt Investment Exits	(48)	(13)	(140)	(52)	(100)	(2)
No. Structured Product Investments	3	—	4	—	1	—
No. Equity/Other Investments	22	—	5	—	3	—

While the Investment Portfolio and the TRS Portfolio are accounted for and presented as two distinct portfolios, the two portfolios had 12 debt investment positions and 21 portfolio companies in common as of September 30, 2014. The changes in the fair value of our Investment Portfolio and our TRS Portfolio are directly related to (i) the changes in their cost basis and notional amounts, respectively, and (ii) the changes in fair value for assets held at the beginning and end of the period. First with regards to the Investment Portfolio, its cost basis increased by 27% during the nine months ended September 30, 2014. The fair value of our Investment Portfolio, excluding our short term investments, increased by 25% during the nine months ended September 30, 2014. Second with regards to the TRS Portfolio, the TRS Portfolio total notional amount increased by 84% during the nine months ended September 30, 2014. The fair value of our TRS Portfolio increased by 79% during the nine months ended September 30, 2014.

As discussed above under “— Overview,” since receiving our SEC Exemptive Order in May 2013, we have increased our focus on originated investments, including Co-Investment Transactions, as a main element of our investment strategy. Co-Investment Transactions give us the opportunity to participate in those investments alongside KKR’s institutional clients and proprietary funds. Our total origination activity, at cost, plus unfunded commitments relating to such investments totaled approximately $666 million for the nine months ended September 30, 2014, representing 39% of approximately $1.7 billion in total originations by KKR in Co-Investment Transactions for the period.

The following summarizes our investment activity associated with our investment focus on originated debt investments during the nine months ended September 30, 2014 and the year ended December 31, 2013 and the status of originated investments held in the Investment Portfolio as of September 30, 2014 and December 31, 2013:

Originated Investment Activity for the Period ($ in millions)	Nine Months Ended September 30, 2014	Year Ended December 31, 2013
Number of originated investments, by issuer	16	15
Total amount of originated investments, at cost	$497.74	$704.32
Originated investments as a percentage of total investment activity	37.6%	33.7%
Fee income recognized in connection with originated investments	$1.89	$10.49

Originated Investments Summary as of ($ in millions)	September 30, 2014	December 31, 2013
Total originated investments, at fair value	$1,141.22	$713.02
Total originated investments as a percentage of total Investment Portfolio, at fair value	47.3%	37.0%
Estimated forward-looking annual yield of originated debt investments (1)	11.4%	11.6%

(1)	The estimated forward-looking annual yield on debt investments is based on amortized cost as of the end of the applicable period. The estimated forward-looking annual yield for our debt investments is represented by a fraction, (i) the numerator of which is the sum of (a) the annual interest rate of each debt investment multiplied by its par amount as of the end of the applicable reporting period, plus (b) the annual amortization of the purchase or original issue discount or premium of each debt investment, if any; and (ii) the denominator of which is the total amortized cost of all debt investments included in the calculated group as of the end of the applicable reporting period.

The following information presents additional segmentation analysis of our Investment Portfolio and TRS Portfolio. Our investment program is not managed with any specific asset category target goals.

The following tables summarize the investment type segmentation of our Investment Portfolio and our TRS Portfolio based on fair value as of September 30, 2014, December 31, 2013 and December 31, 2012, excluding our short term investments.

	Fair Value Summary as of September 30, 2014 ($ in thousands)
Asset Category	Investment Portfolio at Fair Value	Percentage of Investment Portfolio	TRS Portfolio at Fair Value	Percentage of TRS Portfolio
Senior debt
Senior secured loans - first lien	$881,948	36.6%	$90,192	83.8%
Senior secured loans - second lien	745,354	30.9	9,584	8.9
Senior secured bonds	164,983	6.8	7,202	6.7

Total senior debt	1,792,285	74.3	106,978	99.4
Subordinated debt	476,939	19.8	644	0.6
Structured products	33,942	1.4	—	—
Equity/Other	107,972	4.5	—	—

Total	$2,411,138	100.0%	$107,622	100.0%

	Fair Value Summary as of December 31, 2013 ($ in thousands)
Asset Category	Investment Portfolio at Fair Value	Percentage of Investment Portfolio	TRS Portfolio at Fair Value	Percentage of TRS Portfolio
Senior debt
Senior secured loans - first lien	$638,403	33.2%	$35,239	58.6%
Senior secured loans - second lien	670,961	34.8	6,335	10.6
Senior secured bonds	165,128	8.6	11,008	18.3

Total senior debt	1,474,492	76.6	52,582	87.5
Subordinated debt	370,131	19.2	7,514	12.5
Structured products	55,575	2.9	—	—
Equity/Other	24,671	1.3	—	—

Total	$1,924,869	100.0%	$60,096	100.0%

	Fair Value Summary as of December 31, 2012 ($ in thousands)
Asset Category	Investment Portfolio at Fair Value	Percentage of Investment Portfolio	TRS Portfolio at Fair Value	Percentage of TRS Portfolio
Senior debt
First lien	$415,501	59.6%	$121,458	73.7%
Second lien	94,742	13.6	6,548	4.0
Secured loans	3,023	0.4	—	—
Secured bonds	9,177	1.3	—	—

Total senior debt	522,443	74.9	128,006	77.7
Subordinated debt	166,345	23.8	36,762	22.3
Structured products	3,443	0.5	—	—
Equity/Other	5,437	0.8	—	—

Total	$697,668	100.0%	$164,768	100.0%

The following tables summarize the investment type segmentation of our Investment Portfolio based on amortized cost and the TRS Portfolio based on notional amounts as of September 30, 2014, December 31, 2013 and December 31, 2012. The primary investment type concentrations include (i) senior debt and (ii) subordinated debt securities.

	Investment Portfolio Amortized Cost and TRS Notional Amount Summary as of September 30, 2014 ($ in thousands)
Asset Category	Investment Portfolio at Amortized Cost	Percentage of Investment Portfolio	TRS Portfolio at Notional Amount	Percentage of TRS Portfolio
Senior debt
Senior secured loans - first lien	$882,037	36.8%	$92,361	83.9%
Senior secured loans - second lien	739,866	30.9	9,771	8.9
Senior secured bonds	162,503	6.8	7,315	6.6

Total senior debt	1,784,406	74.5	109,447	99.4
Subordinated debt	479,375	20.0	656	0.6
Structured products	30,721	1.3	—	—
Equity/Other	100,584	4.2	—	—

Total	$2,395,086	100.0%	$110,103	100.0%

	Investment Portfolio Amortized Cost and TRS Notional Amount Summary as of December 31, 2013 ($ in thousands)
Asset Category	Investment Portfolio at Amortized Cost	Percentage of Investment Portfolio	TRS Portfolio at Notional Amount	Percentage of TRS Portfolio
Senior debt
Senior secured loans - first lien	$626,457	33.2%	$35,237	58.8%
Senior secured loans - second lien	663,135	35.1	6,043	10.1
Senior secured bonds	163,000	8.7	11,060	18.5

Total senior debt	1,452,592	77.0	52,340	87.4
Subordinated debt	355,239	18.8	7,571	12.6
Structured products	55,520	2.9	—	—
Equity/Other	24,250	1.3	—	—

Total	$1,887,601	100.0%	$59,911	100.0%

	Investment Portfolio Amortized Cost and TRS Notional Amount Summary as of December 31, 2012 ($ in thousands)
Asset Category	Investment Portfolio at Amortized Cost	Percentage of Investment Portfolio	TRS Portfolio at Notional Amount	Percentage of TRS Portfolio
Senior debt
First lien	$412,409	59.6%	$121,145	73.9%
Second lien	94,769	13.7	6,587	4.0
Secured loans	3,139	0.5	—	—
Secured bonds	8,879	1.3	—	—

Total senior debt	519,196	75.1	127,732	77.9
Subordinated debt	163,646	23.6	36,280	22.1
Structured products	3,335	0.5	—	—
Equity/Other	5,250	0.8	—	—

Total	$691,427	100.0%	$164,012	100.0%

The following table presents a summary of interest rate and maturity statistics for the debt investments, based on par value, in our Investment Portfolio and the TRS Portfolio as of September 30, 2014, December 31, 2013 and December 31, 2012.

	Investment Portfolio as of			TRS Portfolio as of
Floating interest rate debt investments:	Sept 30, 2014	Dec 31, 2013	Dec 31, 2012	Sept 30, 2014	Dec 31, 2013	Dec 31, 2012
Percent of debt portfolio	60.5%	63.4%	57.8%	90.6%	64.8%	74.2%
Percent of floating rate debt investments with interest rate floors	98.2%	96.4%	87.3%	94.0%	100.0%	87.0%
Weighted average interest rate floor	1.1%	1.1%	1.3%	1.1%	1.2%	1.2%
Weighted average coupon spread to base rate	753 bps	747 bps	595 bps	444 bps	568 bps	433 bps
Weighted average years to maturity	5.5	5.8	5.2	5.2	5.5	5.8

Fixed interest rate debt investments:
Percent of debt portfolio	39.5%	36.6%	42.2%	9.4%	35.2%	25.8%
Weighted average coupon rate	11.0%	10.6%	9.5%	10.2%	8.6%	8.3%
Weighted average years to maturity	5.3	6.1	5.6	5.9	6.8	7.0

All of our floating interest rate debt investments have base rate reset frequencies of less than twelve months with the majority resetting at least quarterly. The three-month LIBOR, the most prevalent index employed among our floating interest rate debt investments, ranged between 0.223% and 0.243% during the nine months ended September 30, 2014 and the terminal value was 0.235% on September 30, 2014. Base rate resets for floating interest rate investments will only result in interest income increases when the reset base interest rate exceeds the associated interest rate floor.

Our estimated forward-looking annual yield on debt investments was 10.4% as of September 30, 2014, compared to 10.0% as of December 31, 2013.

The following table shows the credit ratings of the investments in our Investment Portfolio and TRS Portfolio, based upon the rating scale of Standard & Poor’s Ratings Services, as of September 30, 2014, December 31, 2013 and December 31, 2012.

	Investment Portfolio as of ($ in millions)						TRS Portfolio as of ($ in millions)
	September 30, 2014		December 31, 2013		December 31, 2012		September 30, 2014		December 31, 2013		December 31, 2012
Standard & Poor’s Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
BBB-	$—	—%	$—	—%	$—	—%	$—	—%	$—	—%	$5.67	3.4%
BB+	—	—	—	—	0.20	0.1	—	—	—	—	—	—
BB	—	—	—	—	13.53	1.9	—	—	—	—	14.37	8.7
BB-	27.38	1.1	—	—	39.72	5.7	7.38	6.8	—	—	8.61	5.2
B+	127.74	5.3	117.53	6.1	87.28	12.5	16.7	15.5	12.06	20.1	44.41	27.0
B	184.38	7.7	329.46	17.1	178.18	25.6	29.46	27.4	28.26	47.0	70.02	42.5
B-	302.05	12.5	195.51	10.2	184.37	26.4	32.27	30.0	9.73	16.2	7.78	4.7
CCC+	560.08	23.2	561.63	29.2	125.75	18.0	13.06	12.1	10.05	16.7	12.85	7.8
CCC	147.81	6.1	48.10	2.5	23.20	3.3	5.11	4.8	—	—	1.06	0.7
CCC-	17.99	0.7	8.80	0.5	9.74	1.4	3.64	3.4	—	—	—	—
CC	10.65	0.5	—	—	—	—	—	—	—	—	—	—
C	0.66	0.0	—	—	—	—	—	—	—	—	—	—
D	5.82	0.2	—	—	—	—	—	—	—	—	—	—
Not rated	1,026.58	42.7	663.84	34.4	35.70	5.1	—	—	—	—	—	—

Total	$2,411.14	100.0%	$1,924.87	100.0%	$697.67	100.0%	$107.62	100.0%	$60.10	100.0%	$164.77	100.0%

The table below presents a summary of our debt investment positions held in our Investment Portfolio as of September 30, 2014, December 31, 2013 and December 31, 2012 that feature PIK interest provisions for some or all of the portfolio companies’ interest payment obligations.

	($ in millions)
PIK Summary as of	September 30, 2014	December 31, 2013	December 31, 2012
Total number of all investments with PIK feature	21	15	1
Par value of all investments with PIK feature	$639.63	$431.14	$9.27

Number of originated investments with PIK feature and active PIK election	9	5	—
Par value of originated investments with PIK feature and active PIK election	$441.24	$303.04	$—

Total number of all investments that have active PIK election	16	10	1
Par value of all investments that have active PIK election	$528.37	$368.65	$9.27
Percent of debt investment portfolio with active PIK election, at par value	22.6%	16.1%	1.3%

PIK Interest Income Activity for the Period	Nine Months Ended September 30, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Capitalized PIK interest income	$20.15	$9.32	$0.27
Capitalized PIK interest income as a percentage of interest income	13.2%	8.8%	0.8%
Capitalized PIK interest income as a percentage of total investment income	12.4%	7.8%	0.8%

As of September 30, 2014, our Investment Portfolio consisted of 100 portfolio companies, diversified across 21 industry classifications, as compared to our Investment Portfolio as of December 31, 2013 that consisted of 94 portfolio companies, diversified across 17 distinct industry classifications. As of September 30, 2014, the TRS Portfolio consisted of 32 portfolio companies, diversified across 15 distinct industry classifications, as compared to our TRS Portfolio as of December 31, 2013 that consisted of 20 portfolio companies, diversified across seven distinct industry classifications. The following table presents a summary of our Investment Portfolio and TRS Portfolio arranged by industry classifications of the portfolio companies as of September 30, 2014 and December 31, 2013:

	Investment Portfolio as of ($ in millions)				TRS Portfolio as of ($ in millions)
	September 30, 2014		December 31, 2013		September 30, 2014		December 31, 2013
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Consumer Durables & Apparel	$492.39	20.4%	$365.97	19.0%	$4.07	3.8%	$10.94	18.2%
Software & Services	229.34	9.5	147.36	7.7	32.75	30.4	7.30	12.2
Capital Goods	224.98	9.3	103.20	5.4	11.07	10.3	2.67	4.4
Retailing	224.13	9.3	204.88	10.6	5.99	5.6	—	—
Health Care Equipment & Services	201.92	8.4	178.20	9.3	2.95	2.7	2.46	4.1
Technology Hardware & Equipment	181.09	7.5	238.57	12.4	3.47	3.2	13.35	22.2
Energy	156.65	6.5	117.40	6.1	—	—	—	—
Diversified Financials	129.22	5.4	55.58	2.9	—	—	—	—
Materials	90.55	3.8	136.36	7.1	3.73	3.5	13.23	22.0
Commercial & Professional Services	82.79	3.4	67.55	3.5	3.97	3.7	—	—
Food, Beverage & Tobacco	81.99	3.4	99.25	5.2	3.96	3.7	—	—
Telecommunications Services	72.68	3.0	32.15	1.7	3.92	3.6	—	—
Media	46.40	1.9	67.20	3.5	12.82	11.9	10.15	16.9
Automobiles & Components	45.87	1.9	—	—	—	—	—	—
Consumer Services	45.39	1.9	3.32	0.2	3.64	3.4	—	—
Food & Staples Retailing	31.80	1.3	33.68	1.7	7.72	7.2	—	—
Insurance	27.41	1.1	67.68	3.5	3.92	3.6	—	—
Remaining Industries	46.54	2.0	6.52	0.2	3.64	3.4	—	—

Total	$2,411.14	100.0%	$1,924.87	100.0%	$107.62	100.0%	$60.10	100.0%

Capital Resources and Liquidity

Sources and Uses of Capital

Our capital resources and liquidity are derived primarily from (i) equity capital proceeds of our Offerings, (ii) borrowings from our credit facilities and term loan, (iii) cash flows from operations, including investment sales and repayments, and (iv) reinvested distributions. Our primary uses of funds include (i) investments in portfolio companies, (ii) distributions to our shareholders, (iii) advisory fees, (iv) interest expense and other financing fees, (v) periodic reductions in the outstanding principal amounts on our credit facilities and term loan, and (vi) operating expenses. We have used, and expect to continue to use, proceeds from the turnover of our Investment Portfolio, equity capital proceeds from our Offerings, and additional borrowings under our credit facilities to finance our investment activities primarily focused on directly originated investments in portfolio companies.

During the nine months ended September 30, 2014 and the year ended December 31, 2013, we generated operating cash flows primarily from proceeds received from the sale of investments ($442.62 million and $807.22 million, respectively), loan repayments ($351.16 million and $117.88 million, respectively), interest income received on our Investment Portfolio ($118.72 million and $79.92 million, respectively), and a reduction in the outstanding balances of short term investments ($148.68 million during the nine months ended September 30, 2014). Primary uses of operating cash flows were the purchase of investments ($1.26 billion and $2.09 billion, respectively), the increase in collateral for our TRS ($25.90 million during the nine months ended September 30, 2014) and an increase in the outstanding balances of short term investments ($136.7 million during the year ended December 31, 2013). Overall, net cash used in operating activities during the nine months ended September 30, 2014 and year ended December 31, 2013 was $311.46 million and $1.18 billion, respectively.

Net cash provided by financing activities during the nine months ended September 30, 2014 and year ended December 31, 2013 was $305.79 million and $1.27 billion, respectively. Our primary sources of cash from financing activities was the equity capital proceeds from the issuance of common stock ($498.65 million and $770.60 million during the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively) and borrowings, net of repayments, under our credit facilities ( $546.16 million) during the year ended December 31, 2013. Our primary uses of cash from financing activities were the payment of cash distributions to our shareholders ($48.92 million and $35.48 million during the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively) and net repayments of outstanding borrowings under our credit facilities and term loan ($124.33 million) during the nine months ended September 30, 2014. The amounts for the nine months ended September 30, 2014 include $398 million we received in May 2014 from the issuance of a five-year senior term loan, the proceeds of which were primarily used to pay down in full the outstanding balances of both the Deutsche Bank Credit Facility (maturity January/February 2015) and the Senior Secured Revolving Credit Facility (maturity September 2017).

Liquidity

As of September 30, 2014, we had the following sources of immediate liquidity available to us:

($ in thousands)
Cash and Cash Equivalents	$80,534
Short Term Investments	1,227
Credit Facilities-Effective Borrowing Capacity (1)	577,156

Total	$658,917

(1)	Effective borrowing capacity represents additional amounts that we could borrow from our credit facilities based on collateral in place as of September 30, 2014.

In addition to the sources of liquidity listed above, we continue to raise capital through our continuous offering of common stock. As of September 30, 2014, we had approximately 154.16 million additional shares of common stock available for sale through the continuous offering of our common stock. The proceeds from the sale of these remaining shares will provide us with additional liquidity.

On October 29, 2014, we filed this shelf registration statement with the SEC. If declared effective, the shelf registration statement will provide for us to offer, from time to time, up to $750 million of our securities, on terms to be determined at the time of each such offering.

Borrowings-Credit Facilities and Term Loan

Our outstanding borrowings as of September 30, 2014 and December 31, 2013 were as follows:

	As of September 30, 2014 ($ in thousands)			As of December 31, 2013 ($ in thousands)
	Total Aggregate Principal Amount Committed	Principal Amount Outstanding	Remaining Years Until Maturity	Total Aggregate Principal Amount Committed	Principal Amount Outstanding		Remaining Years Until Maturity
Deutsche Bank Credit Facility (1)	$340,000	$5,000	0.3	$265,000	$264,440		0.9
BNP Credit Facility (1)	200,000	180,450	1.0	200,000	123,000		1.0
Senior Secured Revolving Credit Facility (1) (2)	490,000	—	2.9	320,000	319,949	(3)	3.7

Total credit facilities	1,030,000	185,450		785,000	707,389
2014 Senior Secured Term Loan	398,000	398,000	4.6	—	—		—

Total	$1,428,000	$583,450		$785,000	$707,389

(1)	Subject to borrowing base and leverage restrictions.
(2)	Senior Secured Revolving Credit Facility includes a provision that allows us, under certain circumstances, to increase the size of the Senior Secured Revolving Credit Facility to a maximum of $900 million and $600 million as of September 30, 2014 and December 31, 2013, respectively. As of November 24, 2014, our borrowing capacity under the Senior Secured Revolving Credit Facility was $655 million.
(3)	Includes $108.68 million denominated in Euros and $33.72 million denominated in New Zealand Dollars.

For the nine months ended September 30, 2014 and 2013, our total annualized all-in cost of financing, including fees and expenses, was 4.48% and 2.69%, respectively. As of September 30, 2014, the ratio of total borrowings-to-adjusted total assets was 22% as compared to 32% as of December 31, 2013. Adjusted total assets is equal to (i) total assets less (ii) the payable for investments purchased. We expect to continue to draw on the revolving credit facilities to finance our acquisition of investment positions in portfolio companies. We may further increase our aggregate borrowing capacity in the future beyond the current combined commitment amount of $1.59 billion that is available to us from our revolving credit facilities and term loan, and we may add additional credit arrangements. As of November 24, 2014, we increased the aggregate amount of the Senior Secured Revolving Credit Facility by a total amount equal to $165 million.

Below is a description of each of our existing credit facilities and our term loan. In addition, see Note 11 – “Borrowings” in our condensed consolidated financial statements for additional disclosures regarding our borrowings.

Deutsche Bank Credit Facility

Our wholly owned, special purpose financing subsidiary, CCT Funding LLC (“CCT Funding”), is a party to a 2011 revolving credit facility agreement (as amended, the “Deutsche Bank Credit Facility”), under which CCT Funding may borrow up to $340 million. The interest rate ranges between LIBOR plus 1.80% for borrowings up to $240 million and LIBOR plus 2.33% for the second loan tranche of $100 million. CCT Funding also pays an annualized commitment fee on any unused commitment amounts of 0.50% to 0.75%. For the nine months ended September 30, 2014 and 2013, our annualized all-in cost of financing, including fees and expenses, was 3.88% and 2.68%, respectively. CCT Funding’s obligations to the lenders under the Deutsche Bank Credit Facility are secured by a first priority security interest in substantially all of the assets of CCT Funding. The obligations of CCT Funding under the revolving credit facility are non-recourse to us. The loan tranche commitments in the total amount of $340 million are scheduled to mature in January and February of 2015.

BNP Credit Facility

Our wholly owned, special purpose financing subsidiary, Paris Funding LLC (“Paris Funding”), is a party to a 2013 revolving credit facility arrangement (as amended, the “BNP Credit Facility”), under which Paris Funding may borrow up to $200 million. Interest is charged at the annual rate of one month LIBOR plus 1.10% and is payable monthly. Paris Funding also pays an annualized commitment fee on any unused commitment amounts of 0.55% to 0.75%, depending on utilization levels. For the nine months ended September 30, 2014, our annualized all-in cost of financing, including fees and expenses, was 2.54% and for the period from June 12, 2013 through September 30, 2013 our annualized all-in cost of financing was 2.27%. The BNP Credit Facility is secured by certain specific assets that have been pledged as collateral. The required security pledge amount is determined in accordance with the margin requirements of the BNP Credit Facility.

Senior Secured Revolving Credit Facility

We are a party to a 2013 senior secured revolving credit facility (as amended, the “Senior Secured Revolving Credit Facility”) consisting of loans to be made in U.S. dollars and specific foreign currencies in an aggregate commitment amount of $655 million as of November 24, 2014. This credit facility includes an “accordion” feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $900 million. The applicable interest rate is based on LIBOR plus an applicable spread of 2.50%, or on an “alternate base rate” (which is the highest of a (i) prime rate, (ii) the federal funds rate plus 0.50%, or (iii) one-month LIBOR plus 1.00%), plus an applicable spread of 1.50%, or, with respect to borrowings in currencies other than U.S. Dollars, Euros or British Pound Sterling, on a base interest rate applicable to such currency borrowing, plus an applicable spread of 2.50%. We also pay an annual commitment fee on any unused commitment amounts of between 0.375% and 1.00%, which varies depending on total utilization. For the nine months ended September 30, 2014, our annualized all-in cost of financing, including fees and expenses, was 6.76% and for the period from September 4, 2013 through September 30, 2013 our annualized all-in cost of financing was 6.93%. The Senior Secured Revolving Credit Facility is secured by substantially all of our portfolio investments, cash and securities accounts, excluding those held by our wholly owned financing subsidiaries.

2014 Senior Secured Term Loan

On May 20, 2014, we entered into a senior secured term loan agreement (the “2014 Senior Secured Term Loan”) which provided us with gross borrowing proceeds of $398 million. The 2014 Senior Secured Term Loan includes an accordion feature permitting us to expand the term loan if certain conditions are satisfied; provided, however, that the maximum amount of the facility is capped to the amount which would not cause the covered debt amount (i.e., our aggregate debt under both the 2014 Senior Secured Term Loan and our Senior Secured Revolving Credit Facility, other permitted debt and certain other unsecured debt) to exceed the fair value of the borrowing/collateral base. The 2014 Senior Secured Term Loan generally bears interest at LIBOR plus 3.25% (with a LIBOR floor of 0.75%) and matures in May 2019. The nominal interest rate in effect has been 4.00% since the issuance date through September 30, 2014. For the period from May 20, 2014 through September 30, 2014, the 2014 Senior Secured Term Loan annualized all-in cost of financing, including fees and expenses, was 4.50%.

Total Return Swaps

In 2012, Halifax Funding LLC (“Halifax Funding”), our wholly owned, special purpose financing subsidiary, entered into a TRS arrangement with The Bank of Nova Scotia (“BNS”). Our TRS arrangement with BNS consists of a set of agreements between Halifax Funding, BNS and State Street Bank and Trust Company (the “Custodian”) that are collectively referred to herein as the “TRS Agreements.” Under the terms of the TRS Agreements, each asset in the TRS Portfolio constitutes a separate TRS transaction, although all calculations, payments and transfers required to be made under the TRS Agreements are calculated and treated on an aggregate basis, based upon all such transactions.

Pursuant to the terms of the TRS Agreements, Halifax Funding may select single-name corporate loans and bonds and create a TRS Portfolio with a maximum aggregate total notional amount of $500 million. Halifax Funding receives quarterly from BNS all collected interest and fees from the TRS Portfolio. Halifax Funding pays BNS interest at a rate equal to the three-month LIBOR plus 0.80% per annum if the initial investment amount (i.e., posted collateral) equals or exceeds 50% of the settled notional amount, or three-month LIBOR plus 1.00% if the initial investment amount is less than 50% of the TRS settled notional amount. In addition, upon the sale or repayment of any TRS asset, Halifax Funding will either receive from BNS the realized gain in the value of such asset relative to its notional amount, or pay to BNS any realized loss in the value of the asset relative to its notional amount.

The obligations of Halifax Funding under the TRS Agreements are non-recourse to us and our exposure under the TRS Agreements is limited to the amount of collateral that is posted by Halifax Funding pursuant to the terms of the TRS Agreements. As of September 30, 2014, the posted collateral of $63.40 million equaled 58% of the total notional amount, as compared to $37.50 million, or 63% of the total notional amount as of December 31, 2013. The minimum required collateral amount (40% of the total notional amount, plus additional required collateral due to concentration limits in the TRS Portfolio) was $50.01 million as of September 30, 2014.

Halifax Funding may terminate the TRS Agreements at any time upon providing at least 30 days’ notice prior to the proposed settlement date of the TRS assets related to such termination. In the absence of early termination, the TRS Agreements will terminate on January 15, 2016. In the event of early termination of the TRS Agreements, Halifax Funding may be required to pay an early termination fee.

See Note 4 – “Derivative Instruments” in our condensed consolidated financial statements included in this report for additional disclosures on the TRS.

Commitments and Contingencies

See Note 12 – “Commitments and Contingencies” in our condensed consolidated financial statements for information on our commitments and contingencies as of September 30, 2014.

Distributions to Shareholders

We pay monthly distributions to our shareholders in the form of cash. Shareholders may elect to reinvest their distributions as additional shares of our common stock under our distribution reinvestment plan. Dividends are taxable to our shareholders even if they are reinvested in additional shares of our common stock.

The following table reflects the cash distributions per share and the total amount of distributions that we have declared on our common stock during the years ended December 31, 2012 and 2013 and the nine months ended September 30. 2014:

	Per Share	Amount ($ millions)
Year ended December 31, 2012	$0.755374	$23.32
Year ended December 31, 2013	$0.825212	$87.00
Nine months ended September 30, 2014	$0.598089	$100.32

Approximately 51%, 51% and 50% of the distributions we declared in the nine months ended September 31, 2014 and years ended December 31, 2013 and 2012, respectively, were reinvested in shares of our common stock by participants in our distribution reinvestment plan and the reinvested distributions represent an additional source of capital to us.

Net investment income and realized capital gains represent the primary sources for us to pay distributions. The next table presents other sources of taxable income available for distributions for the years ended December 31, 2013 and 2012.

For the year ended December 31 ($ millions)	2013	2012
Ordinary income component of tax basis accumulated earnings	$0.82	$0.11
Estimated unearned performance-based incentive fees	6.72	1.98
Organization and offering expenses	6.44	2.11
Taxable income from investments on non-accrual status	1.05	—
Net change in unrealized depreciation on total return swaps	0.51	1.35
Net change in unrealized depreciation on foreign currency forward contracts	(3.03)	(.15)
Other book-tax differences	0.04	—

Total of other sources available for distributions (1)	$12.55	$5.40

(1)	The above table does not present all adjustments to calculate taxable income available for distributions. See Note 13 to the consolidated financial statements for a reconciliation of net increase in net assets resulting from operations to taxable income available for distributions.

For the years ended December 31, 2013 and 2012, 100% of our declared distributions were covered by taxable income available for distributions. We estimate we had sufficient taxable income to support 100% of our declared distributions for the nine months ended September 30, 2014. We do not expect to use equity capital or borrowed funds to pay distributions to shareholders nor do we expect any portion of our distributions paid in 2014 to be treated as a return of capital for tax purposes. We routinely disclose the sources of funds used to pay distributions to our shareholders in periodic reports that accompany (i) quarterly account statements and (ii) monthly distribution checks that are prepared and sent directly by our transfer agent to our shareholders. See Note 8 to the consolidated financial statements as of December 31, 2013 and Note 8 – “Distributions” to the condensed consolidated financial statements as of September 30, 2014 for a discussion of the sources of funds used to pay distributions on a GAAP basis for the periods presented.

Results of Operations

Comparison for the three and nine months ended September 30, 2014 and 2013

As of September 30, 2014, the fair value of our investments totaled $2.41 billion for our Investment Portfolio and $107.62 million for our TRS Portfolio. The majority of our investments at September 30, 2014 consisted of debt investments. See the section entitled “Portfolio and Investment Activity” above for a discussion of the general terms and characteristics of our investments, and for information regarding investment activities during the nine months ended September 30, 2014. The growth of our Investment Portfolio since September 30, 2013 was the primary contributing factor to the significant increases in investment income, operating expenses, investment advisory fees, net investment income and net assets between the comparative periods, as discussed below.

The following is a summary of our operating results for the three and nine months ended September 30, 2014 and 2013:

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2014	2013	2014	2013
Total investment income	$63,348	$35,538	$162,639	$71,422
Net expenses	27,758	19,813	79,805	40,727

Net investment income	35,590	15,725	82,834	30,695
Net realized gains (losses)	266	9,362	11,473	16,206
Net change in unrealized appreciation (depreciation)	(14,021)	9,687	8,376	14,710

Net increase in net assets resulting from operations	$21,835	$34,774	$102,683	$61,611

Investment income

Investment income consisted of the following for the three and nine months September 30, 2014 and 2013:

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2014	2013	2014	2013
Interest income	$55,538	$29,105	$152,880	$63,846
Fee income	1,010	6,433	2,372	7,379
Dividend and other income	6,800	—	7,387	197

Total investment income	$63,348	$35,538	$162,639	$71,422

The increase in interest income was due primarily to the growth of our Investment Portfolio, which increased by 45% since September 30, 2013. We expect our Investment Portfolio will continue to grow and, accordingly, we expect further moderate increases in investment income in future periods. As of September 30, 2014, our estimated forward-looking debt portfolio yield was 10.4% based on amortized cost, as defined above in “Portfolio and Investment Activity.” The decrease in fee income was due to a decrease in capital structuring fees earned as related to our co-investment originated transaction activities. We expect to earn additional structuring service fees on co-investment originated transactions in the future as a result of our persistent focus on direct lending activities. The increase in dividend and other income was due primarily to an increase in the number of income-producing equity investments in our Investment Portfolio. The largest sources of dividend income earned during the three months ending September 30, 2014 were non-recurring dividends totaling $6.20 million received from our equity investments in two portfolio companies.
Interest income earned on TRS assets is not included in investment income in the condensed consolidated statements of operations, but rather is recorded as part of (i) realized gains or losses on derivative instruments in connection with quarterly TRS settlement payments and (ii) unrealized appreciation on derivatives for amounts not yet received from the counter-party as of period end.

Operating expenses

Our operating expenses for the three and nine months ended September 30, 2014 and 2013 were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2014	2013	2014	2013
Investment advisory fees	$12,561	$8,098	$34,506	$19,449
Interest expense	7,295	2,213	17,506	5,068
Performance-based incentive fees	3,722	5,891	15,325	6,028
Offering expense	1,677	1,845	5,351	4,492
Administrative services	745	561	2,137	1,461
Professional services	520	311	1,570	979
Custodian and accounting fees	226	143	604	358
Director fees and expenses	126	97	417	247
Other	886	654	2,389	1,509

Total operating expenses	27,758	19,813	79,805	39,591
Reimbursement of expense support	—	—	—	1,136

Net expenses	$27,758	$19,813	$79,805	$40,727

Investment advisory fees and performance-based incentive fees – Our investment advisory fees are calculated at an annual rate of 2% of our average gross assets; therefore, the increase in these fees for the three and nine months ended September 30, 2014, as compared to the same periods in 2013, was directly attributable to the net increase in our gross assets.

Our Advisors are also eligible to receive incentive fees based on performance. Our performance-based incentive fees, which are comprised of two parts, consisted of the following for the three and nine months ended September 30, 2014 and 2013:

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2014	2013	2014	2013
Subordinated Incentive fee on income	$6,763	$1,707	$11,926	$1,707
Incentive fee on capital gains	(3,041)	4,184	3,399	4,321

Total performance-based incentive fees	$3,722	$5,891	$15,325	$6,028

Subordinated incentive fee on income is payable to our Advisors each calendar quarter if our pre-incentive fee net investment fee income exceeds 1.75% quarterly preference return to our stockholders (the ratio of pre-incentive fee net investment income divided by average adjusted capital). The following table illustrates the calculation of the subordinated incentive fees on income for the three months ended March 31, 2014 and the three months ended September 30, 2014. The Advisors did not earn any subordinated incentive fees on income for the three months ended June 30, 2014.

	Three Months Ended March 31, 2014		Three Months Ended September 30, 2014
($ in thousands)	Amount	Percent of Average Adjusted Capital	Amount	Percent of Average Adjusted Capital
Average adjusted capital	$1,467,664		$1,844,871

Net investment income	$20,711		$35,590
Add back: Performance-based incentive fees	9,786		3,722

Pre-incentive fees net investment income	30,497	2.08%	39,312	2.13%
Less: Preference return to shareholders (1)	(25,334)	(1.73)	(32,549)	(1.76)

Subordinated incentive fees on income	$5,163	0.35%	$6,763	0.37%

(1)	The preference return rate for each quarter is based on the actual number of days in each applicable quarter.

The annual incentive fees on capital gains recorded for GAAP purposes is equal to 20% of our realized and unrealized capital gains on a cumulative basis since inception, net of (i) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (ii) the aggregate amount of any previously paid incentive fees on capital gains. The change in incentive fees on capital gains for the three and nine months ended September 30, 2014 and 2013, was directly attributable to the change in net realized and unrealized gains for the respective periods. As discussed in Note 6. “Agreements and Related Party Transactions” in our condensed consolidated financial statements, the calculation of performance-based incentive fees disregards any net realized and unrealized gains associated with the TRS interest spread. A portion of incentive fees on capital gains is accrued with respect to net unrealized appreciation in our Investment Portfolio and derivative instruments; however, such amounts are not payable by us unless and until the net unrealized appreciation is actually realized.

The actual amount of incentive fees on capital gains that are due and payable to the Advisors is determined at the end of the calendar year. The following table illustrates the amount of the recorded incentive fee on capital gains that would potentially be payable to the Advisors if (i) the cumulative net realized gains were to remain unchanged and (ii) the unrealized depreciation in the investment portfolio was to remain unchanged through the end of the current year. However, the relativity between cumulative net realized gains and unrealized depreciation has the potential to change materially based on (i) subsequent investment disposition activity and (ii) changes in fair market values of investments contributing to unrealized depreciation.

As of September 30, 2014	Amount ($ in thousands)
Cumulative net realized gains since inception (a)	$31,342
Less: Unrealized depreciation in Investment Portfolio, TRS Portfolio and other derivatives (b)	(37,896)

Excess cumulative net realized gains eligible for earned incentive fees	$(6,554)

Earned performance-based incentive fee on net realized gains at 20% (1)	$—
Prior years paid incentive fees on capital gains	2,323

Potential earned performance-based incentive fee on net realized gains	$—

(1)	The actual incentive fee on capital gains earned and payable to the Advisors, as determined at the end of the year, is 20% of the excess of (a) over (b), less any prior years payments of incentive fees on capital gains.

See “—Contractual Obligations —Investment Advisory Agreements,” below for further details about the performance-based incentive fees.

Interest expense - The components of interest expense for the three and nine months ended September 30, 2014 and 2013 were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2014	2013	2014	2013
Direct interest expense	$4,408	$1,555	$11,696	$3,872
Unused commitment fees	1,970	357	3,605	531
Amortization of deferred financing costs	823	301	2,073	665
Accretion of discount on term loan	94	—	132	—

Total interest expense	$7,295	$2,213	$17,506	$5,068

The increase in interest expense during the nine months ended September 30, 2014 was primarily attributable to (i) the increase in our weighted average debt outstanding to $525.00 million, as compared to $251.70 million for the same period in 2013, and (ii) an increase in our all-in cost of financing, including fees and expenses, to 4.48%, as compared to 2.69% for the same period in 2013. For the three months ended September 30, 2014, our weighted average debt outstanding increased to $497.47 million, as compared to $318.92 million for the same period in 2013, and our annualized all-in cost of financing, including fees and expenses, increased to 5.94%, as compared to 2.77% for the same period in 2013. The increase in our all-in cost of financing is due primarily to a higher direct interest rate on our 2014 Senior Secured Term Loan (initially five-year term) as compared to our other credit facilities and the upfront fees incurred on both our Senior Secured Revolving Credit Facility and 2014 Senior Secured Term Loan. Incentive fees and interest expense, among other things, may also increase or decrease our overall operating expenses and expense ratios relative to comparative periods depending on portfolio performance, an increase or reduction in borrowed funds and borrowing commitments, and changes in benchmark interest rates, such as LIBOR, among other factors.

All other operating expenses - In general, our other operating expenses increased for the three and nine months ended September 30, 2014, as compared to the same periods in 2013, due to increased administrative and professional services associated with our owning a larger portfolio of investments.

As our asset base and number of shareholders have grown, our general and administrative expenses have increased, but at a slower rate compared to the growth rate in the asset base. We expect certain variable operating expenses to continue to increase due to the anticipated growth in the size of our asset base and the number of open shareholder accounts. During the three and nine months ended September 30, 2014, the ratio of annualized core operating expenses (excluding investment advisory fees, interest expense and offering expenses, and including net expense support) to average net assets was 0.53% and 0.56%, respectively, as compared to 0.62% and 0.83% for the three and nine months ended September 30, 2013, respectively.

Expense Support Reimbursement Payments - During the nine months ended September 30, 2013, we accrued $1.14 million as a probable Reimbursement Payment obligation to the Advisors. Accordingly, the sum of our prior period Reimbursement Payments and accrual of Reimbursement Payments equaled 100% of cumulative Expense Support Payments as of September 30, 2013. The final reimbursement payment to the Advisors was made during the three months ended March 31, 2014. (See “—Contractual Obligations—Investment Advisory Agreements,” below for further details about the Expense Support Agreement. Also see Note 6—“Agreements and Related Party Transactions” included within our condensed consolidated financial statements for additional disclosures regarding the Expense Support Payments and Reimbursement Payments.)

Net realized gain and losses - Net realized gains and losses for the three and nine months ended September 30, 2014 and 2013 were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2014	2013	2014	2013
Net realized gains on investments	$1,407	$1,314	$15,738	$5,905
Net realized gains (losses) on derivative instruments	(548)	6,998	(1,326)	9,648
Net realized gains (losses) on foreign currency transactions	(593)	1,050	(2,939)	653

Net realized gains (losses)	$266	$9,362	$11,473	$16,206

As the result of our investment sales and principal payments for the periods presented, as described above in “Portfolio and Investment Activity,” we realized net gains on investments for each of the periods presented. The increase in the amount of net realized gains on investments for the nine months ended September 30, 2014 was the result of increased sales and paydowns as compared to the nine months ended September 30, 2013.

Our net realized losses on derivative instruments for the nine months ended September 30, 2014 was comprised of a realized gain on the TRS of $3.33 million and realized losses on foreign currency forward contracts of $4.66 million, including $0.94 million and $1.49 million, respectively, for the three months ended September 30, 2014. This compares to a net realized gain on derivative instruments for the three months ended September 30, 2013 comprised of a $7.31 million realized gain on the TRS and a $0.31 million in net realized losses on foreign currency forward contracts.

The net realized losses on foreign currency transactions for the nine months ended September 30, 2014 primarily consisted of $2.50 million of losses realized upon repayments of foreign currency borrowings that occurred during the first six months of 2014 when the Senior Secured Revolving Credit Facility was entirely repaid with proceeds from the 2014 Senior Secured Term Loan, combined with other gains and losses realized upon the settlement of receivables and payables denominated in foreign currencies.

Net change in unrealized appreciation or depreciation

For the three and nine months ended September 30, 2014 and 2013, net unrealized appreciation and depreciation consisted of the following:

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2014	2013	2014	2013
Net change in unrealized appreciation (depreciation) on:
Investments	$(45,363)	$19,052	$(21,216)	$18,081
Derivative instruments	31,440	(9,463)	28,139	(3,457)
Foreign currency translation	(98)	98	1,453	86

Net change in unrealized appreciation (depreciation)	$(14,021)	$9,687	$8,376	$14,710

A majority of the unrealized depreciation on investments recorded during the three months ended September 30, 2014 was the result of a $31.50 million decline in the fair value of our investments held as of September 30, 2014 that are denominated in foreign currencies. This $31.50 million decline includes both (i) changes in the fair value of the investments and (ii) fluctuations related to foreign exchange rate conversions. We have entered into several foreign currency forward contracts to economically hedge the impact that changes in foreign exchange rates have on the value of our investments denominated in foreign currencies. The fair value of the foreign currency forward contracts increased by $32.95 million during the three months ended September 30, 2014, as recorded in the table below.

The net change in unrealized appreciation (depreciation) on derivative instruments consisted of the following:

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2014	2013	2014	2013
Net unrealized appreciation (depreciation) on TRS Portfolio:
Unsettled amounts at end of period:
Spread interest income	$1,504	$1,668	$1,504	$1,668
Realized gain (loss) on TRS assets	(42)	(249)	(42)	(249)
Receipt of prior period unsettled amounts	(1,030)	(8,112)	(1,676)	(593)
Unrealized appreciation (depreciation) on TRS assets	(1,942)	1,573	(2,666)	(1,337)

	(1,510)	(5,120)	(2,880)	(511)
Net unrealized appreciation (depreciation) on foreign currency forward contracts	32,950	(4,343)	31,019	(2,946)

Net change in unrealized appreciation (depreciation) on derivative instruments	$31,440	$(9,463)	$28,139	$(3,457)

The increase in unrealized appreciation on foreign currency forward contracts is due to both an increase in the notional amount of outstanding contracts from $86.05 million as of September 30, 2013 to $457.38 million as of September 30, 2014, as well as an overall increase in the fair value of forward contracts as a result of the strengthening of the U.S. Dollar against other major currencies during the three months ended September 30, 2014.

The net change in unrealized depreciation on foreign currency translation for the nine months ended September 30, 2014 consisted of the reversal of $1.61 million of net unrealized depreciation upon repayment of the portion of the Senior Secured Revolving Credit Facility that was denominated in foreign currencies and $0.16 million of net unrealized depreciation relating to the foreign currency translation of other trade receivables and payables.

We are not aware of any material trends or uncertainties, favorable or unfavorable, that may be reasonably anticipated to have a material impact on either capital resources or the revenues or income to be derived from our investments, other than those described above and the risk factors described in this prospectus. See “Risk Factors” beginning on page 12.

Adjusted net investment income

Our net investment income totaled $35.59 million ($0.19 per share) and $82.83 million ($0.49 per share) for the three and nine months ended September 30, 2014, respectively, as compared to $15.73 million ($0.14 per share) and $30.70 million ($0.33 per share) for the three and nine months ended September 30, 2013, respectively. As described above in “- Investment advisory fees and performance-based incentive fees,” we accrue estimated performance-based incentive fees with respect to any net realized and unrealized appreciation in our Investment Portfolio and derivative instruments. The performance-based incentive fees are treated as an operating expense and therefore are a deduction in calculating our net investment income on a GAAP basis. However, our net realized and unrealized appreciation on our Investment Portfolio and derivative instruments that partly determine these fees are not included in net investment income. Therefore, in order to evaluate our net investment income without regard to realized and unrealized appreciation in our Investment Portfolio, including the impact of related accrued performance-based fees, we have developed a supplemental, non-GAAP measure, which we refer to as “adjusted net investment income,” which presents net investment income before the effects of unearned performance-based incentive fees.

We believe that adjusted net investment income is useful to assess the sustainability of our distributions and operating performance. Adjusted net investment income is not necessarily indicative of cash flows available to fund cash needs and should not be considered as an alternative to net investment income as an indication of our performance, as an alternative to cash flows from operations as an indication of our liquidity, or indicative of funds available to fund our cash needs including our ability to make future distributions to our shareholders. Adjusted net investment income should not be construed as an historic performance measure or as more relevant or accurate than the current GAAP methodology in calculating net investment income and its applicability in evaluating our operating performance.

The following table presents a reconciliation of our net investment income to adjusted net investment income for the three and nine months ended September 30, 2014 and 2013; the increase in adjusted net investment income was primarily the result in the growth of our Investment Portfolio and earnings thereon.

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands, except per share amounts)	2014	2013	2014	2013
Net investment income (GAAP)	$35,590	$15,725	$82,834	$30,695
Add: Estimated unearned performance-based incentive fees	(2,381)	3,406	3,399	3,543

Adjusted net investment income (non-GAAP)	$33,209	$19,131	$86,233	$34,238

Net investment income per share (GAAP)	$0.19	$0.14	$0.49	$0.33

Adjusted net investment income per share (non-GAAP)	$0.18	$0.17	$0.52	$0.38

In addition, the relative utilization of the TRS can also cause variability in net investment income, because earnings on assets within the TRS Portfolio are not included in the calculation of net investment income in accordance with GAAP. The TRS Portfolio accrued interest income and financing charges are included in the fair value of the TRS and are not recorded as realized gain or loss on derivative instruments until quarterly TRS settlement payments are finalized. If the TRS assets had instead been included in our Investment Portfolio as owned assets, the interest income and financing charges would have been included in net investment income.

The following table shows the TRS interest income and financing charges for the three and nine months ended September 30, 2014 and 2013.

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands, except per share amounts)	2014	2013	2014	2013
Interest and fee income included in TRS fair value	$1,688	$1,834	$1,688	$1,834
Financing charges included in TRS fair value	(184)	(165)	(184)	(165)

Subtotal	1,504	1,669	1,504	1,669
Interest and fee income included in TRS net realized gains	1,093	5,305	3,524	9,079
Financing charges included in TRS net realized gains	(184)	(696)	(429)	(1,629)
Less: amounts included in prior period fair value	(922)	(5,266)	(1,703)	(938)

TRS net interest spread	$1,491	$1,012	$2,896	$8,181

TRS Net interest spread per share	$0.01	$0.01	$0.02	$0.09

Comparisons for the years ended December 31, 2013 and 2012

Set forth below are our results of operations for the years ended December 31, 2013 and 2012. The growth of our Investment Portfolio during the year ended December 31, 2013 was primarily due to the increase in equity capital from our offerings; and subsequent investment of equity capital contributed to significant increases in investment income, operating expenses, net investment income and net assets between the comparative periods, as discussed below.

Investment income

Investment income for the years ended December 31, 2013 and 2012 was $119.57 million and $35.58 million, respectively. The largest component of investment income was interest income of $105.71 million and $34.21 million for the years ended December 31, 2013 and 2012, respectively. The increase in investment income was due primarily to the growth of our Investment Portfolio during 2013. We raised $807.20 million in net proceeds from our offerings during the year ended December 31, 2013, and this equity capital was deployed throughout the year in the acquisition of investment securities issued by portfolio companies. We also generated fee income of $13.80 million during the year ended December 31, 2013, as compared to $1.27 million during the year ended December 31, 2012. The increase in fee income is due primarily to $10.49 million of structuring service fees earned on direct origination deals, including Co-Investment Transactions. The interest income earned by the TRS assets is not included in investment income in the consolidated statements of operations, but rather it is included in the TRS fair value, and eventually recorded as part of realized gain or loss on derivative instruments in connection with quarterly TRS settlement payments.

Operating expenses

Our total operating expenses were $68.50 million and $19.65 million for the years ended December 31, 2013 and 2012, respectively. Our operating expenses included $30.09 million and $9.19 million in base management fees attributed to the investment advisory services of our Advisors for the years ended December 31, 2013 and 2012, respectively. Our Advisors are also eligible to receive incentive fees based on performance. We recorded performance-based incentive fee expense of $16.03 million and $1.98 million for the years ended December 31, 2013 and 2012, respectively. The performance-based incentive fee expense for the year ended December 31, 2013 is comprised of subordinated incentive fees on income of $6.99 million and incentive fees on capital gains of $9.04 million. The performance-based incentive fee expense for the year ended December 31, 2012 is comprised entirely of incentive fees on capital gains. Additionally, during 2013, we implemented a change in the computation of performance-based incentive fees that effectively reduces the amount of incentive fees on capital gains that the Advisors can earn from the TRS investment. As discussed in “Note 6. Agreements and Related Party Transactions” in our consolidated financial statements for the year ended December 31, 2013, the calculation of performance-based incentive fees disregards any net realized and unrealized gains associated with the TRS net interest spread. A portion of performance-based incentive fees on capital gains is accrued with respect to net unrealized appreciation in our Investment Portfolio and derivative instruments. However, the performance-based incentive fee on capital gains with respect to such net unrealized appreciation is not payable by us unless and until the net unrealized appreciation is actually realized in a cumulative amount that exceeds any unrealized depreciation that is recorded in our Investment Portfolio, TRS Portfolio and other derivatives.

The following table illustrates the calculation of the incentive fees on income for the three months ending September 30 and December 31, 2013. The Advisors did not earn any incentive fees on income for the three months ended March 31 and June 30, 2013.

	For the three months ended ($ in millions)
	September 30, 2013		December 31, 2013
	Amount	Percent of Average Adjusted Capital	Amount	Percent of Average Adjusted Capital
Average Adjusted Capital	$1,128.54		$1,358.21

Net Investment Income	$15.73		$19.24
Add Back: Performance-Based Incentive Fees	5.89		10.00

Pre-Incentive Fees Net Investment Income	21.62	1.91%	29.24	2.15%
Subordinated Incentive Fees on Income	(1.71)	(0.15)%	(5.28)	(0.39)%

Preference Return to Shareholders (1)	$19.91	1.76%	$23.96	1.76%

(1)	Preference return rate is 1.7644% = 7%*(92 days/365 days)

The actual amount of incentive fees on capital gains that are due and payable to the Advisors is determined at the end of the calendar year. The Advisors have earned $2.32 million of incentive fees on capital gains for the year ended December 31, 2013. Prior to the year ended December 31, 2013, the Advisors had not received, nor earned, any payment of incentive fees on capital gains. The following table illustrates the calculation of the amount of the recorded incentive fee on capital gains that was payable to the Advisors as of December 31, 2013.

As of December 31, 2013	Amount ($ millions)
Cumulative net realized gains since inception (a)	$22.92
Less: Unrealized depreciation in Investment Portfolio, TRS Portfolio and other derivatives (b)	(11.31)

Excess cumulative net realized gains eligible for earned incentive fees	$11.61

Earned performance-based incentive fee on net realized gains @ 20% (1)	$2.32
Prior period paid incentive fees	—

Current period earned performance based incentive fee on net realized gains	$2.32

(1)	The actual incentive fee on capital gains earned by and payable to the Advisors, as determined at the end of the year, is 20% of the excess of (a) over (b), less any prior period payments of incentive fees on capital gain, if any.

See “—Contractual Obligations —Investment Advisory Agreements,” below for further details about the performance-based incentive fees.

We recorded interest expense of $9.29 million and $2.88 million for the year ended December 31, 2013 and 2012, respectively, primarily in connection with borrowings under our revolving credit facilities. The increase in interest expense was primarily attributable to the increase in our weighted average debt outstanding to $339.27 million during the year ended December 31, 2013 as compared to $110.07 million the year ended December 31, 2012.

Our other operating expenses include $6.50 million and $1.21 million in offering expenses, $2.05 million and $1.06 million in administrative services expenses, $1.43 million and $1.09 million in professional services expense, $0.56 million and $0.20 million in custodian and accounting fees, $0.37 million and $0.18 million in director fees and expenses and $2.18 million and $0.96 million in other expenses for the years ended December 31, 2013 and 2012, respectively. We also incurred organization expenses of $0.90 million during the year ended December 31, 2012.

As our asset base and number of shareholders have grown, our general and administrative expenses have increased, but at a slower rate compared to the growth rate in the asset base. We expect certain variable operating expenses to continue to increase because of the anticipated growth in the size of our asset base and the number of open shareholder accounts. During the year ended December 31, 2013, the ratio of annualized core operating expenses (excluding investment advisory fees, interest expense and reimbursement of organization and offering expenses, and including net expense support) to average net assets was 0.75%, as compared to 1.23% for the year ended December 31, 2012. We generally expect core operating expenses to decline as a percentage of our net assets during periods of asset growth over the next several calendar quarters. Incentive fees and interest expense, among other things, may also increase or decrease our overall operating expenses and expense ratios relative to comparative periods depending on portfolio performance, an increase or reduction in borrowed funds, and changes in benchmark interest rates such as LIBOR, among other factors.

Expense Support Payments and Reimbursement Payments - Expense Support Payments from the Advisors were $1.59 million and we accrued $1.83 million as probable Reimbursement Payment obligations for the year ended December 31, 2012. The provisions of the Expense Support Agreement that provide for Expense Support Payments from the Advisors to us were not extended beyond June 30, 2012, and therefore there were no Expense Support Payments from the Advisors for the year ended December 31, 2013. Additionally, we paid $1.83 million in 2013 and accrued $1.14 million for the year ended December 31, 2013 as probable Reimbursement Payment obligations relative to the cumulative Expense Support Payments of $2.97 million. Accordingly, our payments and accrual of reimbursement of Expense Support Payments equals 100% of cumulative Expense Support Payments as of December 31, 2013 and we have no further obligations with regard to the reimbursement of expense support payments (See “Note 6. Agreements and Related Party Transactions” included within our consolidated financial statements for the year ended December 31, 2013 for additional disclosures regarding the Expense Support Payments and Reimbursement Payments.)

Net investment income

Our net investment income totaled $49.94 million ($0.48 per share) and $15.69 million ($0.50 per share) for the years ended December 31, 2013 and 2012, respectively. The primary drivers of the decrease in net investment income per share were (i) accrued reimbursement of expense support payable to the Advisors for the year ended December 31, 2013 and (ii) the receipt of Expense Support Payments from Advisors in the year ended December 31, 2012. The table below shows net investment income and net investment income per share for the years ended December 31, 2013 and 2012, before the effects of unearned performance-based incentive fees and expense support, which we refer to as adjusted net investment income (non-GAAP).

	For the years ended December 31, ($ in millions)
	2013	2012
Net Investment Income (GAAP)	$49.94	$15.69
Estimated unearned performance-based incentive fees	6.72	1.98
Reimbursement of expense support	1.14	1.83
Expense support	—	(1.59)

Adjusted Net Investment Income (non-GAAP)	$57.80	$17.91

Net Investment Income Per Share	$0.48	$0.50

Adjusted Net Investment Income Per Share	$0.55	$0.57

The decline in net investment income per share can also be partly attributed to the presence of the TRS Portfolio, which is not a contributor to GAAP net investment income since the TRS Portfolio collected and accrued interest income and TRS financing charges are included in the TRS fair value, and eventually recorded as part of realized gain or loss on derivative instruments in connection with the recognition of quarterly TRS settlement payments.

The following table shows the TRS interest income and financing charges for the years ended December 31, 2013 and 2012.

	For the years ended December 31, ($ in millions)
	2013	2012
Interest and fee income included in TRS fair value	$1.81	$1.02
Financing charge included in TRS fair value	(0.10)	(0.08)

Subtotal	1.71	0.94
Interest and fee income recorded as TRS realized gains	10.02	—
Financing charge recorded as TRS realized gains	(1.85)	—
Less: amounts included in prior period fair value	(0.94)	—

TRS Net Interest Spread	$8.94	$0.94

TRS Net Interest Spread Per Share	$0.09	$0.03

Net realized gain

We sold investments and received principal payments of $807.22 million and $117.88 million, respectively, during the year ended December 31, 2013, from which we realized net gains of $20.04 million. Our net realized gain on derivative instruments of $9.14 million for the year ended December 31, 2013 was comprised of a $10.31 million realized gain on the TRS and a $1.17 million realized loss on foreign currency forward contracts. The net realized loss on foreign currency transactions was $1.13 million. We sold investments and received principal payments of $358.60 million and $51.93 million, respectively, during the year ended December 31, 2012, from which we realized a net gain of $3.48 million. Our net realized loss on derivative instruments of $0.43 million for the year ended December 31, 2012 was comprised of net realized losses on foreign currency forward contracts. We also realized a net loss on foreign currency transactions of $0.06 million during the year ended December 31, 2012.

Net unrealized appreciation or depreciation

For the year ended December 31, 2013, net unrealized appreciation on investments increased by $31.03 million, net unrealized appreciation/depreciation on derivative instruments decreased by $2.52 million and net unrealized appreciation/ depreciation on foreign currency translation decreased by $1.53 million. The increase in net unrealized appreciation on investments was driven largely by new investments acquired during the year ended December 31, 2013. The net change in unrealized appreciation/depreciation on derivative instruments consisted of net unrealized appreciation on the TRS Portfolio of $0.51 million and net unrealized depreciation on foreign currency forward contracts of $3.03 million. The net change in TRS unrealized appreciation consisted of (i) spread interest income of $0.76 million, (ii) realized gains on the TRS assets of $0.32 million and (iii) unrealized depreciation on the TRS assets of $0.57 million. The net change in unrealized depreciation on foreign currency translation consisted of $1.61 million of net unrealized depreciation on the portion of the Senior Secured Revolving Credit Facility that was denominated in foreign currencies, offset by $0.08 million of net unrealized appreciation on the foreign currency translation of other trade receivables and payables. For the year ended December 31, 2012, the net change in unrealized appreciation on investments was $5.76 million, the net change in unrealized appreciation on derivative instruments was $1.20 million and the net change in unrealized depreciation on foreign currency translation was $0.04 million.

Net increase in net assets resulting from operations

For the years ended December 31, 2013 and 2012, the net increase in net assets resulting from operations was $104.96 million and $25.65 million, respectively.

Comparisons for the Years Ended December 31, 2012 and 2011

Set forth below are our results of operations for the years ended December 31, 2012 and 2011. Our portfolio investment activity commenced on July 1, 2011 and our Investment Portfolio growth from July 1, 2011 through December 31, 2012 was primarily due to growth in equity and borrowed capital, and this rise in both capital available for investment and investment activity primarily accounted for the significant increases in investment income, operating expenses, net investment income and net assets between the comparative periods, as discussed below.

Investment income

We generated investment income of $35.58 million and $0.96 million for the years ended December 31, 2012 and 2011, respectively. Our investment income primarily consisted of interest earned on senior and subordinated debt investments held in our Investment Portfolio. This comparative increase in investment income was due to the growth of our Investment Portfolio since commencing investment operations in July 2011. The level of interest income we received was directly related to (i) our rate of investing equity capital and borrowed funds into the investment securities of portfolio companies, (ii) the weighted average balance of interest-bearing investments throughout the period, and (iii) the weighted average yield of our investments. The interest earned by the TRS assets is not recorded as investment income, but rather it is included in the TRS fair value, and eventually recorded as part of realized gain or loss on derivative instruments in connection with quarterly TRS settlement payments.

Operating expenses

Our total operating expenses were $19.65 million and $1.48 million for the years ended December 31, 2012 and 2011, respectively. Our operating expenses included $9.19 million and $0.35 million in base management fees attributed to the investment advisory services of our Advisors for the years ended December 31, 2012 and 2011, respectively. Our Advisors are also eligible to receive incentive fees based on performance. We recorded incentive fee expense of $1.98 million and $0.28 million for the years ended December 31, 2012 and 2011, respectively. A significant portion of incentive fees on capital gains was accrued with respect to net unrealized appreciation in our Investment Portfolio, although no such incentive fee is actually payable by us with respect to such net unrealized appreciation unless and until the net unrealized appreciation is actually realized in a cumulative amount that exceeds any unrealized depreciation in our Investment Portfolio. The actual amount due and payable to the Advisors was determined at the end of the calendar year. As of December 31, 2012 and 2011, the cumulative realized gains were $3.05 million and $0.01 million, respectively, and the unrealized depreciation in our Investment Portfolio was $8.76 million and $0.49 million, respectively, therefore the Advisors had not received, nor earned, any payment of incentive fees on capital gains as of December 31, 2012.

We recorded interest expense of $2.87 million and $0.09 million for the years ended December 31, 2012 and 2011, respectively, in connection with borrowing under our revolving credit facility which became effective on August 23, 2011. The increase in interest expense was primarily attributable to the increase in our weighted average debt outstanding to $110.07 million during the year ended December 31, 2012 as compared to $4.08 million the year ended December 31, 2011.

Our other operating expenses include $1.06 million and $0.18 million in administrative services expenses, $1.09 million and $0.23 million in professional services expense, $0.20 million and $0.12 million in custodian and accounting fees, $0.18 million and $0.08 million in director fees and expenses and $0.96 million and $0.15 million in other expenses for the years ended December 31, 2012 and 2011, respectively. We also incurred offering and organization expenses of $1.21 million and $0.90 million, respectively, during the year ended December 31, 2012.

As our asset base and number of investors have grown, our general and administrative expenses have increased accordingly, but at a slower rate compared to the growth rate in the asset base. We expect certain variable operating expenses to continue to increase because of the anticipated growth in the size of our asset base and the number of open shareholder accounts. During the year ended December 31, 2012, the ratio of core operating expenses (excluding investment advisory fees, interest expense and reimbursement of organization and offering expenses, and including net expense support) to average net assets was 1.23%. All operating expenses for the year ended December 31, 2011, with the exception of unearned incentive fees on capital gains in the amount of $0.11 million were offset by the Advisors’ Expense Support Payments (as defined and discussed below under “—Contractual Obligations —Investment Advisory Agreements”).

Expense Support Payments and Reimbursement Payments - Expense Support Payments from the Advisors were $1.59 million and $1.38 million for the year ended December 31, 2012 and for the period from July 1, 2011 (commencement of operations) to December 31, 2011, respectively. The provisions of the Expense Support Agreement that provide for Expense Support Payments from the Advisors to us were not extended beyond June 30, 2012. Additionally, we accrued $1.83 million as probable Reimbursement Payment obligations relative to the cumulative Expense Support Payments of $2.97 million as of December 31, 2012. (See “—Contractual Agreements —Investment Advisory Agreement,” below for further details about the Expense Support Agreement. Also see “Note 6. Agreements and Related Party Transactions” included within our consolidated financial statements for the years ended December 31, 2013, 2012 and 2011 for additional disclosures regarding the Expense Support Payments and Reimbursement Payments.)

Net investment income

Our net investment income totaled $15.69 million ($0.50 per share) and $0.85 million ($0.67 per share) for the years ended December 31, 2012 and 2011, respectively. The primary drivers of the decrease in net investment income per share were (i) accrued reimbursement of expense support payable to the Advisors for the year ended December 31, 2012 and (ii) the receipt of expense support payments from Advisors in the year ended December 31, 2011.

The table below shows net investment income and net investment income per share for the years ended December 31, 2012 and 2011, before the effects of unearned performance-based incentive fees and expense support, which we refer to as adjusted net investment income (non-GAAP).

	For the years ended December 31, ($ in millions)
	2012	2011
Net Investment Income (GAAP)	$15.69	$0.85
Estimated unearned performance-based incentive fees	1.98	0.11
Reimbursement of expense support	1.83	—
Expense support	(1.59)	(1.38)

Adjusted Net Investment Income (Loss) (non-GAAP)	$17.91	$(0.42)

Net Investment Income Per Share	$0.50	$0.67

Adjusted Net Investment Income (Loss) Per Share	$0.57	$(0.33)

The decline in net investment income per share can also be partly attributed to the presence of the TRS Portfolio, which is not a contributor to GAAP net investment income since the TRS Portfolio collected and accrued interest income and TRS financing charges are included in the TRS fair value, and eventually recorded as part of realized gain or loss on derivative instruments in connection with quarterly TRS settlement payments. The following table shows the TRS interest income and financing charges for the year ended December 31, 2012. We had not entered into the TRS as of December 31, 2011.

For the year ended December 31, 2012	Amount ($ in millions)
Interest and fee income included in TRS fair value	$1.02
Financing charge included in TRS fair value	(0.08)

TRS Net Interest Spread	$0.94

TRS Net Interest Spread Per Share	$0.03

Net realized gain

We sold investments and received principal payments of $358.60 million and $51.93 million, respectively, during the year ended December 31, 2012, from which we realized net gains of $3.48 million. Our net realized loss on derivative instruments of $0.43 million for the year ended December 31, 2012 was comprised entirely of losses on foreign currency forward contracts. The net realized loss on foreign currency transactions was an additional $0.01 million. We sold investments of $0.48 million during the year ended December 31, 2011, from which we realized a net gain of $0.01 million.

Net unrealized appreciation or depreciation

For the year ended December 31, 2012, the net change in unrealized appreciation on investments totaled $5.76 million, the net change in unrealized appreciation on derivative instruments totaled $1.20 million and the net change in unrealized depreciation on foreign currency translation totaled $0.04 million. The change in unrealized appreciation on investments was primarily driven by the appreciation in fair values, including tighter credit spreads, as recorded in several investment positions held in our Investment Portfolio. The net change in unrealized appreciation on derivative instruments consisted of net unrealized appreciation on the TRS of $1.35 million and net unrealized depreciation on foreign currency forward contracts of $0.15 million. The net change in unrealized appreciation on the TRS consisted of spread interest income of $0.94 million, realized losses of $0.35 million on the TRS assets and an unrealized gain on the TRS assets of $0.76 million. For the year ended December 31, 2011, the net change in unrealized depreciation on investments was $0.48 million and the net change in unrealized appreciation on foreign currency translation was $0.04 million.

Net Increase in Net Assets Resulting from Operations

For the year ended December 31, 2012 and 2011, the net increase in net assets resulting from operations was $25.65 million and $1.38 million, respectively.

Net Assets, Net Asset Value per Share, Annual Investment Return and Total Return Since Inception

Net assets increased $539.81 million, $818.95 million, $546.32 million and $64.96 million during the nine months ended September 30, 2014 and the years ended December 31, 2013, 2012 and 2011, respectively. The most significant increase in net assets during each applicable period was attributable to capital transactions including (i) the issuance of shares of common stock and (ii) reinvestment of distributions in the combined amount of $550.04 million, $807.2 million, $544.70 million and $64.44 million, respectively. Our overall increase in net assets was partially offset by distributions to shareholders in the amount of $100.32 million, $87.00 million, $23.32 million and $0.86 million, and the repurchase of shares of common stock in the amount of $12.59 million, $6.20 million, $0.71 million and $0 during the nine months ended September 30, 2014 and the years ended December 31, 2013, 2012 and 2011, respectively.

Net investment income contributed $82.83 million, $49.94 million, $15.69 million and $0.85 million to the growth in net assets during the nine months ended September 30, 2014 and the years ended December 31, 2013, 2012 and 2011, respectively. Other increases in net assets were attributable to (i) unrealized appreciation on investments, derivative instruments and foreign currency translation of $8.38 million, $26.98 million, $6.92 million and $0.52 million, respectively, and (ii) net realized gains of $11.47 million, $28.05 million, $3.04 million and $5,000, respectively. Our net asset value per share was $10.06, $10.00, $9.75 and $9.21 as of September 30, 2014 and December 31, 2013, 2012 and 2011, respectively. After considering (i) the overall changes in net asset value per share, (ii) distributions paid of approximately $0.60, $0.83, $0.76 and $0.37 per share during the nine months ended September 30, 2014 and the years ended December 31, 2013, 2012 and 2011, respectively, and (iii) the assumed reinvestment of those distributions at 90% of the prevailing offering price per share, the total investment return was 6.7% (not annualized), 11.4%, 14.3% and 6.5% for shareholders who held our shares over the entire nine-month period ended September 30, 2014, the twelve-month periods ended December 31, 2013 and 2012 and the period from June 17, 2011 (commencement of operations) through December 31, 2011, respectively.

Initial shareholders who subscribed to the Initial Offering in June 2011 with an initial investment of $10,000 and an initial purchase price equal to $9.00 per share (public offering price net of sales load) have seen the value of their investment grow by 44.7% (see first chart below), or an annualized return of 11.9% (see second chart below). Initial shareholders who subscribed to the Initial Offering in June 2011 with an initial investment of $10,000 and an initial purchase price equal to $10.00 per share (the initial public offering price) have registered a total investment return of 30.2% (see first chart below), or an annualized return of 8.4% (see second chart below). The S&P/LSTA Leveraged Loan Index, a primary measure of senior debt covering the U.S. leveraged loan market, which currently consists of approximately 1,100 credit facilities throughout numerous industries, and the Merrill Lynch US High Yield Master II Index, a primary measure of subordinated debt consisting of approximately 2,000 high yield corporate bonds, registered cumulative total returns of approximately 16.8% and 28.5%, respectively, in the period from June 17, 2011 to September 30, 2014.

The calculations for the Growth of $10,000 Initial Investment in the shares of our common stock are based upon (i) an initial investment of $10,000 in our common stock at the beginning of the period at a share price of $10.00 per share (including sales load) and $9.00 per share (excluding sales load), (ii) assumed reinvestment of monthly distributions in accordance with our distribution reinvestment plan, (iii) the sale of the entire investment position at the net asset value per share on the last day of the period; and (iv) distributions payable, if any, on the last day of the period.

Public Offering Price/Share	$10.00	$10.95	$11.10
Net Offering Price/Share	$9.00	$9.855	$9.990
Distributions/Share	$2.55	$1.61	$0.84
Terminal Value/Share (NAV)	$10.06	$10.06	$10.06

In the chart above, we also present the average annual returns for the trailing 24 months and trailing 12 months, in each case assuming (i) the purchase of shares of common stock at the public offering price and net offering price (90% of public offering price) at the beginning of the period, (ii) reinvestment of distributions in the common stock, (iii) a terminal value at September 30, 2014 equal to net asset value of $10.06 per share and (iv) distributions payable to shareholders as of September 30, 2014.

Our shares are illiquid investments for which there is not a secondary market, and we do not expect a secondary market in our shares to develop in the future. You should not expect to be able to resell your shares regardless of how we perform. If you are able to sell your shares, you will likely receive less than your purchase price. Our net asset value and annualized returns — which are based in part upon determinations of fair value of Level 3 investments by our board of directors, not active market quotations — are inherently uncertain. Past performance is not a guarantee of future results.

Critical Accounting Policies and Estimates

Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements which have been prepared in accordance with GAAP. The preparation of our consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Note 2 – “Significant Accounting Policies” to our consolidated financial statements describes the significant accounting policies and methods used in the preparation of our consolidated financial statements. We consider the accounting policies listed below to be critical because they involve management judgments and assumptions, require estimates about matters that are inherently uncertain and are important for understanding and evaluating our reported financial results. These judgments affect (i) the reported amounts of assets and liabilities, (ii) our disclosure of contingent assets and liabilities as of the dates of the financial statements and (iii) the reported amounts of revenue and expenses during the reporting periods. With different estimates or assumptions, materially different amounts could be reported in our financial statements. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially from the amounts reported based on these policies.

Valuation of Investments and Unrealized Gain (Loss) – Our investments consist primarily of investments in senior and subordinated debt of private U.S. companies and are presented in our consolidated financial statements at fair value. See Note 3—

“Investments,” in the accompanying consolidated financial statements for more information on our investments. As described more fully in Note 2 – “Significant Accounting Policies” and Note 5 – “Fair Value of Financial Instruments” in our consolidated financial statements, a valuation hierarchy based on the level of independent, objective evidence available regarding value is used to measure the fair value of our investments. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to our portfolio investments for which market quotations are not readily available, our board of directors is responsible for determining in good faith the fair value of our portfolio investments in accordance with, and the consistent application of, the valuation policy and procedures approved by the board of directors, based on, among other things, the input of our Advisors, audit committee and independent third-party valuation firms.

We utilize several valuation techniques that use unobservable inputs and assumptions in determining the fair value of our Level 3 investments. For senior debt, subordinated debt and structured products categorized as Level 3 investments, we initially value the investment at its initial transaction price and subsequently value using (i) market data for similar instruments (e.g., recent transactions or indicative broker quotes), (ii) comparisons to benchmark derivative indices and/or (iii) valuation models. Valuation models are based on yield analysis and discounted cash flow techniques, where the key inputs are based on relative value analyses and the assignment of risk-adjusted discounted rates derived from the analysis of similar credit investments from similar issuers. In addition, an illiquidity discount is applied where appropriate. The valuation techniques used by us for other types of assets and liabilities that are classified as Level 3 investments are described in Note 2 to our consolidated financial statements. The unobservable inputs and assumptions may differ by asset and in the application of our valuation methodologies. The reported fair value estimates could vary materially if we had chosen to incorporate different unobservable inputs and other assumptions.

We and our board of directors conduct our fair value determination process on a quarterly basis and any other time when a decision regarding the fair value of our portfolio investments is required. A determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the our portfolio investments may differ significantly from the values that would have been determined had a readily available market value existed for such investments, and the differences could be material. Further, such investments are generally less liquid than publicly traded securities. If we were required to liquidate a portfolio investment that does not have a readily available market value in a forced or liquidation sale, we could realize significantly less than the fair value recorded by us.

The table below presents information on the significant presence of investments classified as Level 3 as of September 30, 2014 and December 31, 2013:

($ in thousands)	September 30, 2014	December 31, 2013
Fair value of investments classified as Level 3	$1,240,542	$863,443
Total fair value of investments	$2,412,365	$2,074,772
% of fair value classified as Level 3	51.4%	41.6%
Number of positions classified as Level 3	56	30
Total number of positions	138	114
% of positions classified as Level 3	40.6%	26.3%
Fair value of individual positions classified as Level 3:
Largest Level 3 position	$109,374	$107,033
Smallest Level 3 position	$36	$672
Average fair value	$22,153	$28,781

The ranges of unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of September 30, 2014 and December 31, 2013 are described in Note 5 “Fair Value of Financial Instruments” in our consolidated financial statements, as well as, the directional impact to the valuation from an increase in various unobservable inputs.

In addition to impacting the estimated fair value recorded for our investments in our statement of assets and liabilities, had we used different key unobservable inputs to determine the estimated fair value of our investments, amounts recorded in our statement of operations, including the net change in unrealized appreciation and depreciation on investments, investment advisory fees and performance-based incentive fees would also be impacted since such amounts are directly impacted by the estimated fair value of our assets. For instance, a 5% overstatement of the fair value of our Level 3 investments as of September 30, 2014, assuming all other estimates remain unchanged, would otherwise result in a $59.07 million overstatement of net change in unrealized appreciation on investments, a $0.10 million overstatement of our investment advisory fees payable to our Advisors, an $11.81 million overstatement in accrued performance-based incentive fees (incentive fees on capital gains), a $47.16 million overstatement of our net increase in net assets resulting from operations, a $0.28 overstatement in our earnings per share and a $0.24 overstatement of our net asset value per share.

Off-Balance Sheet Arrangements

We had no off-balance sheet arrangements as of September 30, 2014.

Contractual Obligations

Investment Advisory Agreements – We have entered into the Investment Advisory Agreement with CNL for the overall management of our investment activities. We and CNL have also entered into the Sub-Advisory Agreement with KKR, under which KKR is responsible for the day-to-day management of our Investment Portfolio. CNL compensates KKR for advisory services that it provides to us with 50% of the base management fees and performance-based incentive fees that CNL receives under the Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, CNL earns a base management fee equal to an annual rate of 2% of our average gross assets (including unrealized appreciation or depreciation on the TRS and collateral posted with the custodian in connection with the TRS, but excluding deferred offering expenses), and an incentive fee based on our performance. The incentive fee is comprised of the following two parts:

(i)	a subordinated incentive fee on pre-incentive fee net investment income, paid quarterly, if earned, computed as the sum of (a) 100% of quarterly pre-incentive fee net investment income in excess of 1.75% of average adjusted capital up to a limit of 0.4375% of average adjusted capital, and (b) 20% of pre-incentive fee net investment income in excess of 2.1875% of average adjusted capital, and

(ii)	an incentive fee on capital gains paid annually, if earned, equal to 20% of (A) all realized gains on a cumulative basis from inception, net of (1) all realized losses on a cumulative basis, (2) unrealized depreciation at year-end and (3) disregarding any net realized gains associated with the TRS interest spread, (which represents the difference between (a) the interest and fees received on total return swaps, and (b) the financing fees paid to the total return swaps counterparty), and subtracting (B) the aggregate amount of any previously paid incentive fee on capital gains.

The terms of the Investment Advisory Agreement entitle CNL (and indirectly KKR) to receive up to 5% of gross proceeds in connection with the Offerings as reimbursement for organization and offering expenses incurred by the Advisors on our behalf. The final reimbursement rate was 0.8% of gross offering proceeds from the Initial Offering.

The reimbursement rate was 0.9% of gross offering proceeds during the nine months ended September 30, 2014. As of September 30, 2014, the Advisors have been reimbursed in the amounts of $5.22 million for offering expenses from the follow-on continuous public offering of our common stock (the “Follow-On Offering”), including any payable balances for reimbursement of offering expenses. As of September 30, 2014, the Advisors were fully reimbursed for all offering expenses in connection with the Follow-On Offering that they incurred on our behalf. The Advisors are expected to continue to incur offering expenses on our behalf throughout the remainder of the Follow-On Offering period and we expect to continue reimbursement of the Advisors for offering expenses they incur on our behalf through the termination date of the Follow-On Offering. We expect the reimbursement rate to remain at or below 1.0% of gross offering proceeds for the remainder of the Follow-On Offering.

As of September 30, 2014, we had accrued incentive fees on capital gains of $12.2 million based on the performance of our portfolio, including amounts based on unrealized gains. See Note 6—“Agreements and Related Party Transactions” in our condensed consolidated financial statements for expanded discussion of the Investment Advisory Agreements.

Unfunded Commitments - Unfunded commitments to provide funds to portfolio companies are not recorded on our consolidated statements of assets and liabilities. Our unfunded commitments may be significant from time to time. Because these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. We intend to use cash flow from scheduled and early principal repayments and proceeds from borrowings and securities offerings to fund these commitments. As of September 30, 2014, our unfunded investment commitments totaled $265.06 million. We believe we maintain sufficient liquidity in the form of cash on hand and borrowing capacity under our revolving credit facilities to fund such unfunded loan commitments should the need arise.

Borrowings –As discussed above under “Capital Resources and Liquidity – Borrowings – Credit Facilities and Term Loan,” we, either directly or through our wholly owned subsidiaries, have borrowing agreements with several lenders in connection with our revolving credit facilities and the 2014 Senior Secured Term Loan. As of September 30, 2014, the credit facilities and 2014 Senior Secured Term Loan provided for borrowings in an aggregate amount up to $1.43 billion on a committed basis and $583.45 million outstanding borrowings balance. (See “— Capital Resources and Liquidity — Borrowings — Credit Facilities and Term Loan” above and Note 11—“Borrowings” in our condensed consolidated financial statements for expanded discussion of the revolving credit facilities and the senior secured term loan.)

A summary of our significant contractual payment obligations for the repayment of outstanding borrowings and interest expense and other fees related to the credit facilities and term loan at September 30, 2014 is as follows (amounts in millions):

	Total	< 1 year	1-3 years	3-5 years	After 5 years
BNP Credit Facility	$180.45	$180.45	$—	$—	$—
Deutsche Bank Credit Facility	5.00	5.00	—	—	—
2014 Senior Secured Term Loan	398.00	4.00	8.00	386.00	—
Interest and Credit Facilities Fees Payable(1)	92.40	25.67	41.31	25.42	—

TOTAL	$675.85	$215.12	$49.31	$411.42	$—

(1)	Estimated interest payments have been calculated based on interest rates of our credit facilities and term loan payables as of September 30, 2014.

Related Party Transactions

We have entered into agreements with our Advisors and certain of their affiliates, whereby, we agree to pay certain fees to, or reimburse certain expenses of, our Advisors and their affiliates for investment and advisory services, selling commissions and marketing support fees in connection with our Offerings, and reimbursement of offering and administrative and operating costs. In addition, we reimburse CNL for personnel expenses associated with our Chief Financial Officer and Chief Compliance Officer. See Note 6, “Agreements and Related Party Transactions” in the accompanying condensed consolidated financial statements and the accompanying statement of additional information for a discussion of the various related party transactions, agreements and fees.

Impact of Recent Accounting Pronouncements

See Note 2 – “Significant Accounting Policies” to our accompanying consolidated financial statements for a summary of the impact of any recent accounting pronouncements, if any.

Quantitative and Qualitative Disclosures About Market Risk

Interest Rate Risk

We are subject to financial market risks, in particular changes in interest rates. Future changes in interest rates will likely have effects on the interest income we earn on our portfolio investments, the fair value of our fixed income investments, the interest rates and interest expense associated with the money we borrow and the fair value of loan balances.

Subject to the requirements of the 1940 Act, we may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. Although hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates. During the nine months ended September 30, 2014 and 2013 and the years ended December 31, 2013 and 2012, we did not engage in interest rate hedging activities.

As of September 30, 2014, approximately 60.5% of our portfolio of debt investments (excluding TRS assets), or approximately $1.42 billion measured at par value, featured floating or variable interest rates. The variable interest rate debt investments usually provide for interest payments based on three-month LIBOR (the base rate) and typically have durations of three months after which the base rates are reset to then prevailing three-month LIBOR. At September 30, 2014, approximately 98.2% of our portfolio of variable interest rate debt investments, or approximately $1.39 billion measured at par value, featured minimum base rates, or base rate floors, and the weighted average base rate floor for such investments was 1.1%. Variable interest rate investments that feature a base rate floor generally reset to the then prevailing three-month LIBOR only if the reset base rate exceeds the base rate floor on the applicable interest rate reset date, in which cases, we may benefit through an increase in interest income from such interest rate adjustments. At September 30, 2014, we held an aggregate investment position of $25.10 million at par value in variable interest rate debt investments that featured variable interest rates without any minimum base rates, or approximately 1.8% of our portfolio of variable interest rate debt investments. In the case of these “no base rate floor” variable interest debt investments held in our portfolio, we may benefit from increases in the base rates that may subsequently result in an increase in interest income from such interest rate adjustments.

Because we borrow money to make investments, our net investment income is partially dependent upon the difference between the interest rate at which we invest borrowed funds and the interest rate at which we borrow funds. In periods of rising interest rates, if we have borrowed capital with floating interest rates, our interest expense will increase, which will increase our financing costs and may reduce our net investment income, especially to the extent we continue to acquire and hold fixed-rate debt investments. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

Pursuant to the terms of our credit facilities and 2014 Senior Secured Term Loan, as discussed above (see “— Capital Resources and Liquidity — Borrowings — Credit Facilities and Term Loan”), all of our borrowing as of September 30, 2014 provide for floating base rates based on short-term LIBOR. Therefore, if we were to completely draw down (i) the unused commitment amounts in our Deutsche Bank Credit Facility, (ii) the maximum commitment amount in our BNP Credit Facility and (iii) the maximum commitment in our Senior Secured Revolving Credit Facility under an interest election of LIBOR plus 2.50%, we expect that our weighted average direct interest rate would decrease by approximately 4 bps, as compared to our current weighted average direct interest cost for borrowed funds. We expect that any further expansion of our current revolving credit facilities, or any future credit facilities that we or any subsidiary may enter into, will also be based on a floating base rate. As a result, we are subject to continuous risks relating to changes in market interest rates.

Under the terms of the TRS Agreements between Halifax Funding and BNS, Halifax Funding pays interest to BNS at a floating rate based on three-month LIBOR in exchange for the right to receive the economic benefits of a portfolio of TRS assets having a maximum aggregate notional amount of $500 million.

Assuming the consolidated schedule of investments as of September 30, 2014 was to remain constant with regards to the Investment Portfolio and no actions were taken to alter the existing interest rate sensitivity or Investment Portfolio allocations, the upper section of the table below presents an estimated and hypothetical increase in interest income for a 12-month period due to an immediate and persistent increase in the base rates associated with our debt investments featuring variable interest rates.

The middle section of the table below also presents sensitivity analysis for a 12-month period due to a persistent increase in the base interest rates that apply to our floating rate credit facilities and term loan and the associated increase in interest expense, as well as, the net effect of change in interest rates on the TRS unrealized appreciation (depreciation). For persistent LIBOR increases of less than 150 basis points, the increase in interest expense eclipses the hypothetical increase in interest income associated with our floating rate debt investments; for a persistent LIBOR increase of 150 basis points or greater, the hypothetical increase in interest income associated with our floating rate debt investments begins to provide a positive contribution to net interest income, in both cases assuming that the consolidated schedule of investments as of September 30, 2014 was to remain constant with regards to the Investment Portfolio and no actions were taken to alter the existing interest rate sensitivity or Investment Portfolio allocations.

			($ amounts in millions, except per share data)
	Par	Weighted	Increases in LIBOR
	Amount	Avg. Floor	+50 bps	+100 bps	+150 bps	+200 bps
No base rate floor	$25.10		$0.102	$0.204	$0.306	$0.408
Base rate floor	$1,391.25	1.1%	—	2.020	7.923	14.022

Increase in Floating Rate Interest Income			$0.102	$2.224	$8.229	$14.430

		Base Rate Spread
BNP Credit Facility	$180.45	110 bps	$(0.902)	$(1.805)	$(2.707)	$(3.609)
Deutsche Bank Credit Facility	5.00	180 bps	(0.025)	(0.050)	(0.075)	(0.100)
2014 Senior Secured Term Loan	$398.00	325 bps	—	(1.930)	(3.920)	(5.911)

Increase to Floating Rate Interest Expense			(0.927)	(3.785)	(6.702)	(9.620)

Change in Floating Rate Net Interest Income, before TRS			(0.825)	(1.561)	1.527	4.810
Net change in TRS unrealized appreciation (depreciation) (1)			(0.525)	(0.905)	(1.043)	(1.154)

Overall Change in Floating Rate Net Interest Income, including TRS			$(1.350)	$(2.466)	$0.484	$3.656

Change in Floating Rate Net Interest Income Per Share Outstanding as of September 30, 2014			$(0.01)	$(0.01)	$0.00	$0.02

(1)	Pursuant to the TRS Agreements, Halifax Funding receives from BNS all collected interest and fees derived from the TRS assets and pays to BNS interest at a rate equal to three-month LIBOR plus 80 bps per annum on the settled notional amount of TRS assets. As of September 30, 2014, 90.6% of the TRS assets, or approximately $100.09 million measured at par value, featured floating or variable interest rates. At September 30, 2014, 94.1% of the TRS assets with variable interest rates featured minimum base rate floors, or approximately $94.13 million measured at par value, and the weighted average base rate floor for such TRS assets was 1.1%. As of September 30, 2014, the total notional amount of the portfolio of TRS assets was $110.10 million, and the settled notional amount was $108.95 million. For the purpose of presenting the net interest sensitivity analysis above, we have assumed that all TRS assets are settled as of September 30, 2014 and that the TRS notional amount would equal $110.10 million upon which the financing payments to BNS are based.

The interest rate sensitivity analysis presented above does not consider the potential impact of the changes in fair value of our debt investments and the net asset value of our common stock in the event of sudden increases in interest rates associated with high yield corporate bonds. Approximately 39.5% of our debt Investment Portfolio was invested in fixed interest rate, high yield corporate debt investments as of September 30, 2014. Rising market interest rates will most likely lead to fair value declines for high yield corporate bonds and a decline in the net asset value of our common stock, while declining market interest rates will most likely lead to an increase in bond values.

As of September 30, 2014, approximately 40.0% of our fixed interest rate debt investments, or approximately $357.20 million measured at fair value, had prices that are generally available from third party pricing services. We consider these debt investments to be one of the more liquid subsets of our Investment Portfolio since these types of assets are generally broadly syndicated and owned by a wide group of institutional investors, business development companies, mutual funds and other investment funds. Additionally, this group of assets is susceptible to revaluation, or changes in bid-ask values, in response to sudden changes in expected rates of return associated with these investments. We have other fixed interest rate investments in the less liquid subset of our Investment Portfolio that are not included in this analysis.

We have computed a duration of approximately 3.9 for this liquid/fixed subset of our total portfolio. This implies that a sudden increase in the market’s expected rate of return of 100 basis points for this subset of our Investment Portfolio may result in a reduction in fair value of approximately 3.9%, all other financial and market factors assuming to remain unchanged. A 3.9% decrease in the valuation of this Investment Portfolio subset equates to a decrease of $13.89 million, or a 0.7% decline in net assets relative to $10.06 net asset value per share as of September 30, 2014.

Foreign Currency Risk

From time to time, we may make investments that are denominated in a foreign currency that are subject to the effects of exchange rate movements between the foreign currency of each such investment and the U.S. dollar, which may affect future fair values and cash flows, as well as, amounts translated into U.S. dollars for inclusion in our consolidated financial statements.

The table below presents the effect that a 10% immediate, unfavorable change in the foreign currency exchange rates (i.e. further strengthening U.S. Dollar) would have on the fair value of investments in our Investment Portfolio denominated in foreign currencies as of September 30, 2014, by foreign currency, all other valuation assumptions remaining constant. Our TRS Portfolio did not contain any investments denominated in foreign currencies as of September 30, 2014. In addition, the table below presents the par value of our investments denominated in foreign currencies and the notional amount of foreign currency forward contracts in local currency in place as of September 30, 2014 to hedge against foreign currency risks.

	Investments Denominated in Foreign Currencies					Hedges
	As of September 30, 2014				Reduction in Fair	As of September 30, 2014
(In thousands)	Par Value/ Cost in Local Currency (1)		Par Value/ Cost in US$ (1)	Fair Value	Value as of September 30, 2014 if 10% Adverse Change in Exchange Rate	Foreign Currency Forward Contracts Notional Amount in Local Currency
Euros		€201,171	$254,496	$223,864	$(22,386)		€187,134
British Pound Sterling		£70,056	113,571	110,531	(11,053)		£69,298
New Zealand Dollars	N$	52,406	40,911	42,138	(4,214)	N$	50,650
Australian Dollars	A$	38,390	33,670	32,940	(3,294)	A$	36,489
Swedish Kronor	SEK	97,249	15,145	13,952	(1,395)	SEK	—

Total		459,272	$457,793	$423,425	$(42,342)

(1)	Amount represents the par value of debt investments and cost of equity investments denominated in foreign currencies.

As illustrated in the table above, we use derivative instruments from time to time, including foreign currency forward contracts, to manage the impact of fluctuations in foreign currency exchange rates. In addition, we have the ability to borrow in foreign currencies under our Senior Secured Revolving Credit Facility, which provides a natural hedge with regard to changes in exchange rates between the foreign currencies and U.S. dollar and reduces our exposure to foreign exchange rate differences. We are typically a net receiver of these foreign currencies as related for our international investment positions, and, as a result, our investments denominated in foreign currencies, to the extent not hedged, benefit from a weaker U.S. dollar and are adversely affected by a stronger U.S. dollar.

As of September 30, 2014, the net contractual notional balance of our foreign currency forward contracts totaled $457.38 million, all of which related to hedging of our foreign currency denominated debt investments. As of September 30, 2014, we did not have any amounts outstanding denominated in foreign currencies on our Senior Secured Revolving Credit Facility.

During the nine months ended September 30, 2014, our foreign currency transactions and foreign currency translation adjustment recorded in our condensed consolidated statements of operations resulted in a net realized and unrealized losses of $1.49 million. Our foreign currency forward contracts, employed for hedging purposes, generated net realized and unrealized gains of $26.36 million during the nine months ended September 30, 2014. We do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held; therefore, the fluctuations related to foreign exchange rate conversion are included with the net realized gain (loss) and unrealized appreciation (depreciation) on investments.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratios of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	Nine Months Ended September 30, 2014	Year Ended December 31,			Period from June 9, 2010 (Inception) to December 31, 2010
		2013	2012	2011
Ratio of Earnings to Fixed Charges(1)	6.87	12.30	9.93	17.07	—

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

DESCRIPTION OF OUR COMMON STOCK

General

Under the terms of our articles of incorporation, our authorized capital stock consists solely of 1,000,000,000 shares of common stock, par value $0.001 per share. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange during the offering period. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our shareholders generally are not personally liable for our debts or obligations.

All provisions of our articles of incorporation shall be equally applicable to each shareholder, including but not limited to those pertaining to liquidation, conversion and redemption rights. None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the company or potential liabilities associated with ownership of the security (not including investment risks).

Outstanding Securities

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by our Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3) As of September 30, 2014
Common	1,000,000,000	-0-	195,861,823

Common Stock

Under the terms of our articles of incorporation and bylaws, holders of our shares of common stock are entitled to:

•	one vote for each share held on all matters submitted to a vote of shareholders, with no cumulative voting rights and with a plurality of the votes cast being subject to elect all of the directors standing for election; and

•	receive ratably our net assets available after the payment of all of our debts and other liabilities upon our liquidation, dissolution or winding up.

All shares of our common stock, when issued, will be duly authorized, validly issued, fully paid and non-assessable. Under the terms of our articles of incorporation, holders of our common stock are not entitled to preemptive, appraisal, subscription, redemption, sinking fund, or conversion rights. Shares of our common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. Under the terms of our articles of incorporation, holders of our common stock will not be subject to further calls or assessments. The rights, preferences and privileges of holders of our common stock are subject to the rights of the holders of any series of our preferred stock which we may designate and issue in the future.

The following actions may not be taken without a vote of the following specified proportions of the outstanding shares of our common stock:

•	at least 50%:

•	appointing a new investment adviser

•	changing the nature of our business so that we cease to be, or withdraw our election to be treated as a business development company

•	more than 50%:

•	modifying our articles of incorporation (except as otherwise described herein) or modifying our bylaws to materially adversely affect the rights of the shareholders

•	selling our assets to either of the Advisors or any of their respective affiliates

•	selling all or substantially all of our assets other than in the ordinary course of our business

•	causing the merger or other reorganization of us

•	at least two-thirds:

•	amending our articles of incorporation to make our common stock a “redeemable security”

•	amending our articles of incorporation to convert us, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act)

•	amending the provisions of our articles of incorporation relating to (i) shareholder voting, (ii) director removal and (iii) the amendment of our articles of incorporation and bylaws

•	removal of one or more directors, except such removal may be only for cause, as is defined in our articles of incorporation.

Limitation on Liability and Indemnification

Our articles of incorporation, subject to the conditions set forth under Maryland law, eliminate the personal liability of our shareholders, directors and officers for monetary damages and requires us to indemnify and hold harmless our officers, directors, employees, controlling persons and agents. Notwithstanding the foregoing, our articles of incorporation prohibit us from indemnifying an officer, director, employee and controlling person and any other person or entity acting as our agent (which would include, without limitation, our advisor and its affiliates) unless each of the following conditions are met: (i) the party seeking indemnification has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (ii) the party seeking indemnification was acting or performing services on our behalf; (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a director (other than an independent director), or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent director; and (iv) such indemnification is recoverable only out of our net assets and not from our shareholders.

Our articles of incorporation also contain limits on indemnifying against liability arising under the securities laws. Specifically, the SEC takes the position that indemnification against liabilities arising under the Securities Act is contrary to public policy and unenforceable. Indemnification of our directors, officers, employees, controlling persons and agents, including our advisor or its affiliates, will not be allowed for liabilities arising from or out of a violation of state or federal securities laws, unless one or more of the following conditions are met:

•	there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the indemnitee;

•	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the indemnitee; or

•	a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered as to indemnification for violations of securities laws.

•	We will pay or reimburse funds to an indemnitee, including our advisor or an affiliate of our advisor, for reasonable legal expenses and other costs incurred in advance of the final disposition of a proceeding if all of the following are satisfied:

•	the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf;

•	the party seeking such advancement has provided us with written affirmation of such party’s good faith belief that such party has met the standard of conduct necessary for indemnification;

•	the legal action is initiated by a third party who is not a shareholder or the legal action is initiated by a shareholder acting in his capacity as such and a court of competent jurisdiction specifically approves such advancement; and

•	the party seeking indemnification undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.

Provisions of the Maryland General Corporation Law

The Maryland Business Combination Act, subject to limitations, prohibits certain business combinations between a Maryland corporation (like we are) and an interested shareholder (defined generally as any person who beneficially owns 10% or more of the voting power of our outstanding voting stock after we had 100 or more beneficial owners or is our affiliate or associate and was the beneficial owner, directly or indirectly, of 10% or more of the voting power of our then outstanding stock at any time within the two-year period immediately prior to the date in question and after we had 100 or more beneficial owners of our stock) or an affiliate of any interested shareholder, for five years following the most recent date on which the shareholder became an interested shareholder, and thereafter imposes special appraisal rights and supermajority shareholder voting requirements on these combinations. The Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation (defined as shares which, when aggregated with other shares controlled by the shareholder, entitle the shareholder to exercise, or direct the exercise of, one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) have no voting rights except to the extent approved by the corporation’s shareholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares.

The provisions of these two statutes generally apply to a Maryland corporation unless the corporation’s charter or bylaws exempt the corporation from such provisions. Our articles of incorporation contain provisions that expressly exempt us from the Maryland Business Combination Act and our bylaws contain provisions that expressly exempt us from the Maryland Control Share Acquisition Act.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. At each annual meeting of our shareholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. We believe that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our bylaws provide that a plurality of all votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. Pursuant to our articles of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our articles of incorporation provide that the number of directors will be five (5), which number may be increased or decreased from time to time only by the board of directors in accordance with our bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one, which is the minimum number required by the Maryland General Corporation Law, nor more than 11. Any vacancies caused by an increase in the size of the board of directors, or by the death, resignation, or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our articles of incorporation provide that a director may be removed only for cause, as defined in our articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent any provision of the Maryland General Corporation Law or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Transfer Agent

Upon commencement of our operations, Boston Financial Data Services, Inc. was our transfer agent, processing agent, reinvestment agent, paying agent and registrar. Effective September 1, 2011, our transfer agent agreement with Boston Financial Data Services, Inc. was assigned to its affiliated entity, DST Systems, Inc. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Ste. 219001, Kansas City, Missouri 64105 and its telephone number is 866-650-0650.

Custodians

Our securities are held under a custodian agreement between us and State Street Bank and Trust Company. Pursuant to a Control Agreement, by and among Halifax Funding, BNS and State Street Bank and Trust Company, State Street Bank and Trust Company also serves as custodian for our TRS collateral account. In addition, State Street Bank and Trust Company serves as custodian in connection with the security interest established under each of the Senior Secured Revolving Credit Facility and the BNP Credit Facility, pursuant to a Control Agreement among us, JPMorgan Chase Bank, N.A. and State Street Bank and Trust Company and a Special Custody and Pledge Agreement by and among us, BNP and State Street Bank and Trust Company, respectively. The address of the custodian is One Lincoln Street, Boston, Massachusetts 02111, and our custodian’s telephone number is 617-786-3000. Pursuant to a custodial agreement among us, CCT Funding, Deutsche Bank and Deutsche Bank Trust Company Americas, the custodian for CCT Funding is Deutsche Bank Trust Company Americas. The address for CCT Funding’s custodian is 1761 East St. Andrew Place, Santa Ana, CA 92705.

Escrow Agent

UMB Bank, N.A. is our escrow agent. The principal business address of our escrow agent is 1010 Grand Blvd, 4th Floor, Kansas City, Missouri 64106 and our escrow agent’s telephone number is 816-860-3017.

DESCRIPTION OF OUR PREFERRED STOCK

Under the terms of our articles of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without shareholder approval. The board has discretion to determine the rights, preferences, privileges, and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges, and liquidation preferences of each series of preferred stock. The purpose of authorizing our board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a shareholder vote on specific issuances. In the event we issue preferred stock, we will supplement this prospectus accordingly. We will not offer preferred stock to our Advisors or their affiliates except on the same terms as offered to all other shareholders.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires that: (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

We currently have no preferred stock issued or outstanding. Our board of directors has no present plans to issue shares of preferred stock, but it may do so at any time in the future without stockholder approval.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, taking into account underwriting commissions and discounts, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•	if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Business Development Companies —Regulations governing our operation as a business development company and a RIC will affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement, or offered debt securities, and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities, or underlying debt securities, may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee”. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the United States on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 consecutive days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%, giving effect to any exemptive relief granted to us by the SEC; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest or in the payment of any sinking or purchase fund installment, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”), security, or both, reasonably satisfactory to the trustee. If indemnity and/or security is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security, or both, reasonably satisfactory to the trustee, against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent. The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “—Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days;

•	satisfy the conditions for covenant defeasance contained in any supplemental indentures;

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;

•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days;

•	satisfy the conditions for full defeasance contained in any supplemental indentures;

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “—Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed that has been designated by us as “Senior Indebtedness” for purposes of the indenture by a company order delivered to the trustee;

•	senior securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

The Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully- registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has S&P’s rating: AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DETERMINATION OF NET ASSET VALUE

Relevance of Our Net Asset Value

Our net asset value will:

•	be disclosed in our quarterly and annual financial statements;

•	be used to determine the price per share that is paid to shareholder participants in our quarterly share repurchase program, and the price per share paid by participants in our distribution reinvestment plan after the conclusion of this offering;

•	be an input in the computation of fees earned by our Advisors and other service providers whose fees are linked, directly or indirectly, in whole or part to the value of our gross assets; and

•	be evaluated alongside the net proceeds per share to us from this offering to ensure the amount of net proceeds per share at each subscription closing date is greater than, or equal to, net asset value per share.

Allocation of Responsibilities for Determination of Our Net Asset Value

Our board of directors – with the assistance of our Advisors, officers and, through them, independent valuation agents – is responsible for the periodic determination of our net asset value. Prior to such determination, our Advisors and officers will calculate, and provide to the audit committee of our board of directors, an estimate of our net asset value. This information will be presented to our audit committee at its quarterly meetings and any other time when a determination of our net asset value is required. Our audit committee will review, and recommend to our board of directors for adoption, our quarterly and annual financial statements for inclusion in our periodic reports on Forms 10-Q and 10-K, and such financial statements will include a determination of our net asset value and net asset value per share as of the last day of each calendar quarter. These financial statements will, in turn, be reviewed and approved by our full board of directors.

Allocation of Responsibilities for Determination of Fair Value of Our Portfolio Investments

Our board of directors – with the assistance of our Advisors, officers and, through them, independent valuation agents – is responsible for determining in good faith the fair value of our portfolio investments for which market quotations are not readily available. Our board of directors will make this determination on a quarterly basis and any other time when a decision is required regarding the fair value of our portfolio investments for which market quotations are not available. A determination of fair value involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to our fair value estimates and any change in such fair value estimates. We expect that each determination of the fair value of our portfolio investments will be made upon the recommendation of our audit committee.

Our board of directors and our audit committee will review and approve our pricing and valuation policies and procedures that will be implemented and followed by our Advisors and officers, and will review and approve any revisions to such policies and procedures. In addition, we expect that our board of directors will retain one or more independent valuation agents to work with our Advisors and officers to provide additional inputs for consideration by our audit committee and to work directly with our full board of directors, at the board of directors’ request, with respect to the fair value of our portfolio investments.

In addition, our board of directors:

•	Meets at least quarterly with our:

•	Chief Compliance Officer and reviews the Chief Compliance Officer’s surveillance findings in general, and the Chief Compliance Officer’s findings in particular with regard to our Advisors’ and our officers’ implementation of the valuation procedures;

•	Advisors and officers to ensure that we have taken appropriate remedial action to cure deficiencies, if any, related to our internal control over financial reporting, which may impact the valuation policies and procedures adopted by our board of directors; and

•	Reviews any changes in ASC 820 against our approved valuation policies and procedures to ensure that such valuation policies and procedures are modified and approved, as appropriate, in light of current accounting guidance.

Because our board of directors has the ultimate responsibility for determining, in good faith, the fair value of our portfolio investments, our board of directors will have direct access to all entities and all persons, including any independent valuation agents, that are involved in assisting with the valuation of our portfolio investments in order to discuss with them the valuation methodologies they have utilized. We believe this enables our board of directors to fulfill its responsibilities despite any conflicts of interest that may exist.

Determination of Our Net Asset Value

The board of directors determines the net asset value per share of our outstanding shares of common stock quarterly by dividing the value of total assets minus liabilities by the total number of shares of our common stock outstanding at the time of determination.

Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, we base fair value on observable market prices or parameters, or derive fair value from such prices or parameters. Where observable prices or inputs are not available, we apply valuation models. These valuation techniques used in our valuation models involve some level of estimation and judgment, the degree of which depends on price transparency for the instruments or market and the financial instruments’ complexity. We categorize assets and liabilities recorded at fair value in our financial statements based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1: Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date. The types of assets carried at level 1 fair value generally consist of equity securities that are listed on active security exchanges.

Level 2: Inputs, other than quoted prices included in level 1, are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3: Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset.

A significant decrease in the volume and level of activity for an asset or liability is an indication that transactions or quoted prices may not be representative of fair value because, in such market conditions, there may be increased instances of transactions that are not orderly. In those circumstances, we believe further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of financial instrument, whether the financial instrument is new, whether the financial instrument is traded on an active exchange or in the secondary market, and current market conditions. To the extent that we base valuation upon models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by us in determining fair value is greatest for instruments categorized in level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Depending on the relative liquidity in the markets for certain assets, we may transfer assets to level 3 if we determine that observable quoted prices, obtained directly or indirectly, are not available. The variability of the observable inputs affected by the factors described above may cause instruments to be reallocated between levels 1, 2, and/or 3, which we will recognize at the end of the reporting period.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that we and others are willing to pay for an asset. Ask prices represent the lowest price that we and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, we will not require that fair value always be a predetermined point in the bid-ask range. Our policy is to allow for mid-market pricing and adjusting to the point within the bid-ask range that meets our best estimate of fair value.

We record the TRS at fair value. The fair value of the TRS is primarily based on (i) the increase or decrease in the value of the TRS assets relative to the notional amounts, together with (ii) accrued interest income and fee income, (iii) TRS swap financing costs on the TRS settled trade notional amount, and (iv) certain other expenses incurred under the TRS. The TRS assets are valued pursuant to the valuation algorithm specified in each TRS agreement, including reliance on indicative bid prices provided by independent third-party pricing services. Bid prices reflect the highest price that market participants may be willing to pay. On a quarterly basis, our management reviews, tests and compares (i) the indicative bid prices assigned to each TRS asset by the TRS counterparty, based on the inputs provided to TRS counterparty by third-party pricing services with (ii) third-party service provider pricing inputs that are independently sourced by our management and/or its Advisors. To the extent our management has any questions or concerns regarding the valuation of the TRS assets, such valuations are discussed or challenged with the TRS counterparty pursuant to the terms of the TRS agreements. Additionally, our management reviews the calculations of both collected and accrued interest, total return swap financing costs, and realized gains and losses that also determine the aggregate fair value of the TRS. For additional disclosures on the TRS, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations —Capital Resources and Liquidity—Total Return Swaps.”

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, our board of directors allocates the cost basis in the investment between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at fair value.

Value Determinations in Connection with Offerings

In connection with each offering of shares of our common stock our board of directors may delegate to our officers the authority to test that the net proceeds per share from the sale of shares are equal to, or greater than, our then current net asset value per share. Our officers may consult with our board of directors or audit committee members to confirm their determination that we are not selling shares of our common stock at a price which, after deducting selling commissions and marketing support fees, is below our then current net asset value. We expect that our officers, acting under delegated authority from our board of directors, will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock as disclosed in our most recent periodic report filed with the SEC;

•	our Advisors’ and officers’ assessment of whether any material change in net asset value has occurred (including through any realization of net gains from the sale of a portfolio investment), or any material change in the fair value of portfolio investments has occurred, in each case, from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our officers’ assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock at the date of the sale of our common stock.

Importantly, this determination does not require that we calculate and disclose net asset value in connection with any offering of shares of our common stock, but instead it involves the determination by our Advisors and officers, or by our board of directors, that we are not selling shares of our common stock at a price which, after deducting selling commissions and marketing support fees, is below the then current net asset value on the date of sale.

Moreover, to the extent that there is more than a remote possibility that we may: (i) issue shares of our common stock at a price which, after deducting selling commissions and marketing support fees, is below the then current net asset value of our common stock on the date of sale or (ii) trigger the undertaking provided herein to suspend the offering of shares of our common stock pursuant to the prospectus and applicable prospectus supplement if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be made at a price which, after deducting selling commissions and marketing support fees, is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue rights to acquire our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of our common stock, excluding underwriting commissions and discounts, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration on Form N-2, we must then be qualified to register our securities on Form N-2. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

These valuation processes and procedures are part of our compliance program. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

DISTRIBUTION REINVESTMENT PLAN

Any investor who purchases shares of our common stock in an offering may elect to participate in our distribution reinvestment plan by making a written election to participate in such plan on his or her subscription agreement at the time he or she subscribes for shares.

We have adopted an “opt-in” distribution reinvestment plan pursuant to which a holder of our common stock may elect to have the full amount of their cash distributions reinvested in additional shares of our common stock. There will be no selling commissions, marketing support fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the reinvestment agent’s fees under the plan.

Participation in the Distribution Reinvestment Plan will commence with the next distribution paid after receipt of an investor’s written election to participate in the plan and to all other calendar months thereafter, provided such election is received at least 15 business days prior to the last day of the calendar month.

Any purchases of our stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions.

Your distribution amount will purchase shares at a per share price equivalent to 90% of the public offering price pursuant to the effective registration statement at the time of purchase. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the net asset value per share. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered shareholder, you may elect to have your entire distribution reinvested in shares of additional stock by notifying DST Systems, Inc., the reinvestment agent and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to shareholders. If you elect to reinvest your distributions in additional shares of stock, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt-in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent or another designated agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of shares of our common stock purchased during such quarter, and the per share purchase price for such shares. At least annually, we will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV that is mailed to you. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase our gross assets on which the management fee and the incentive fee are determined and paid under our Investment Advisory Agreement.

For additional discussion regarding the tax implications of participation in the distribution reinvestment plan, see “Tax Matters.” Additional information about the distribution reinvestment plan may be obtained by contacting shareholder services for Corporate Capital Trust, Inc. at 866-650-0650.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $750 million of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

ADDITIONAL INFORMATION

Registration Statement and Statement of Additional Information

We have filed a registration statement under the Securities Act with the SEC on Form N-2, together with all amendments and related exhibits. The registration statement includes this prospectus along with additional information about us and our securities being offered by this prospectus and any accompanying prospectus supplement, including an SAI. The SAI is incorporated by reference herein to this prospectus. For your reference, the Table of Contents of the SAI is as follows:

TABLE OF CONTENTS	SAI-1
INVESTMENT OBJECTIVE AND POLICIES	SAI-2
MANAGEMENT	SAI-6
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	SAI-12
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	SAI-13
BROKERAGE ALLOCATION AND OTHER PRACTICES	SAI-14
REGULATION	SAI-14

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our securities, but only in permitted jurisdictions and only when accompanied by or preceded by the delivery of this prospectus and any accompanying prospectus supplement, as supplemented. We will submit all supplemental sales materials to the SEC, or with FINRA as permitted by regulation, for review prior to distributing such materials. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading our prospectus and any accompanying prospectus supplement. The sales materials expected to be used in permitted jurisdictions include:

•	investor sales promotion brochures;

•	cover letters transmitting the prospectus and/or prospectus supplement;

•	brochures containing a summary description of the offering;

•	fact sheets describing the general nature of our business and our investment objective;

•	flyers describing our recent investments;

•	broker updates;

•	online investor presentations;

•	third-party article reprints;

•	website material;

•	electronic media presentations;

•	client seminars and seminar advertisements and invitations; and

•	electronic investor kits.

All of the foregoing material will be prepared by CNL or its affiliates with the exception of any third-party article reprints. In certain jurisdictions, some or all of such sales materials may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in such sales materials.

We are offering securities in this offering only by means of this prospectus including any accompanying prospectus supplement. Although we do not expect that the information contained in our supplemental sales materials will conflict with any of the information contained in this prospectus, as supplemented, or any prospectus supplement, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus, any prospectus supplement or the registration statement of which such prospectuses are a part.

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences to a U.S. shareholder who purchases our securities pursuant to this offering. This summary is subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular securityholders in light of their individual investment circumstances or to some types of securityholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our securities in connection with a hedging, straddle, conversion or other integrated transactions, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or securityholders who contribute assets to us in exchange for our shares. This discussion assumes that the securityholders hold their securities as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our securityholders, and the discussion set forth herein does not constitute tax advice. This discussion does not include state and local taxes, U.S. estate or gift or foreign tax matters. No ruling has been or will be sought from the Internal Revenue Service, or the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our securityholders. Securityholders are urged to consult their own tax advisers to determine the U.S. federal, state, local, and foreign tax consequences of investing in our securities.

Taxation of our Company

Beginning with our taxable year ending December 31, 2011, we elected to be treated, and we intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify as a RIC, we must: (a) derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or QPTP; and (b) diversify our holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs. We may generate income that might not qualify as qualifying income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions to endeavor to prevent our disqualification as a RIC.

In addition, as a RIC, we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. In this prospectus, we refer to this distribution requirement as the Annual Distribution Requirement. A RIC can elect to treat as paid, during the taxable year, certain dividends actually paid by the RIC in the subsequent taxable year. Such dividends commonly are referred to as spillback dividends. This election affects only the tax treatment of the RIC. The shareholders generally are taxed on dividends in the year of actual distribution of such dividends. Any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the dividend was declared.

As a RIC, in any fiscal year with respect to which we distribute at least 90% of the sum of our: (i) “investment company taxable income,” which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions), we (but not our shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains distributed to our shareholders. We intend to distribute, in cash and/or our own shares, annually, all or substantially all of such income. To the extent that we retain our net capital gains for investment or any investment company taxable income, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount each U.S. shareholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholders will be entitled to claim a credit equal to his, her, or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for his, her or it shares. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for federal income tax. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that we have paid. For federal income tax purposes, the tax basis of shares owned by a shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder as described in this paragraph. To utilize the deemed distribution approach, we must provide written notice to shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of its investment company taxable income as a “deemed distribution.” We may also make actual distributions to our shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

1.	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

2.	at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

3.	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and distributions generally will be taxable to the shareholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a regular corporation for a particular year would be in our best interests.

Taxation of U.S. Shareholders

For purposes of this discussion, a “U.S. shareholder” is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes: (1) a person who is a citizen or resident of the U.S., (2) a domestic corporation (or other entity taxable as a corporation for U.S. federal income tax purposes), (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if: (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity classified as a partnership for U.S. tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors.

Prospective investors that are not U.S. shareholders are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of an investment in our securities, including the potential application of U.S. withholding taxes.

Distributions we pay to our shareholders from our ordinary income or from an excess of net realized short-term capital gains over net realized long-term capital losses, which together we refer to in this prospectus as “ordinary income dividends,” are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net realized long-term capital gains over net realized short-term capital losses, which we refer to in this prospectus as “capital gain dividends,” including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains if they have been properly designated by us, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). The reduction in the tax basis of shares by the amount of any return of capital distributions, which will generally result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares. Generally, you will be provided with a written notice designating the amount of any ordinary income dividends and capital gain dividends or other distributions as promptly as practicable after the close of the taxable year.

In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our shareholders. If a designation is made, shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a U.S. shareholder would be increased by an amount equal to the difference between: (i) the amount included in the U.S. shareholder’s income as long-term capital gains and (ii) the U.S. shareholder’s proportionate share of the corporate tax paid by us.

If, in January of any year, we pay our shareholders a dividend that was declared during the final calendar quarter of the preceding year to our shareholders of record as of a specified date in such calendar quarter, then the dividend will be treated for tax purposes as being paid by us and received by our shareholders on December 31 of such preceding year ( i.e., the year in which the dividend was declared). Dividends and other taxable distributions are taxable to our shareholders even if they are reinvested in additional shares of our common stock. In addition, to the extent that a shareholder purchases additional shares within the Distribution Reinvestment Plan at a discount to fair market value of the shares, the shareholder will be treated for tax purposes as having received an additional distribution equal to the amount of the purchase price discount. A shareholder designating a distribution for reinvestment will be taxed on the amount of such distribution as ordinary income to the extent such distribution is from current or accumulated earnings and profits, unless we have designated all or a portion of the distribution as a capital gain dividend or as a return of capital. In that event, such designated portion of the distribution will be taxed as long-term capital gain or as a return of capital, respectively. Any stock received in a purchase under our Distribution Reinvestment Plan will have a holding period for tax purposes commencing on the day following the day on which shares are credited to your account. If you are purchasing our shares pursuant to a volume discount or any other reduction in selling commissions or other fees, you should consult with your own tax advisor before electing to participate in the Distribution Reinvestment Plan.

A U.S. shareholder will realize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the U.S. shareholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, a gain or loss recognized by a U.S. shareholder on the sale or other disposition of our common shares will result in capital gain or loss to such shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss realized by a shareholder upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes does not provide for a capital gains rate to corporations on capital gains/losses or distributions.

Federal law will require us to report our shareholders’ cost basis, gain/loss, and holding period to the IRS on Form 1099s when “covered” securities are sold. For purposes of these reporting requirements, all of our shares acquired by non-tax exempt shareholders, including those acquired through our Distribution Reinvestment Plan, will be considered covered securities. We have chosen FIFO (first-in, first-out) as our standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way we will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. Our standing tax lot identification method is the method covered securities will be reported on your Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than our standing method and will be able to do so from the time you are admitted as a shareholder up through and until the sale of the covered securities. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, we are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. We are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” We encourage you to refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.

As required by the Internal Revenue Code, we will send each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the “qualified dividend income” rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

We may be required to withhold federal income tax, which we refer to in this prospectus as backup withholding, from all taxable distributions to any non-corporate U.S. shareholder: (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is typically his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is provided to the IRS. In addition, if you are not a U.S. shareholder there could be tax withholding, please consult with your tax adviser to fully understand the consequences of an investment in shares of our stock.

Shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax consequences of an investment in our shares or other securities.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, debt securities, warrants or rights offerings to purchase our common stock, the U.S. federal income tax considerations applicable so such securities as will be sold by us pursuant to that supplement, including, if applicable, the taxation of any debt securities that will be sold at an original issue discount.

Additional Medicare Contribution Tax

An additional tax of 3.8% generally will be imposed on the “net investment income” of U.S. shareholders who meet certain requirements and are individuals, estates or certain trusts for taxable years beginning after December 31, 2012. Among other items, “net investment income” generally includes gross income from dividends and net gain attributable to the disposition of certain property, such as shares of our common stock. In the case of individuals, this tax will only apply to the extent such individual’s modified adjusted gross income exceeds $200,000 ($250,000 for married couples filing a joint return and surviving spouses, and $125,000 for married individuals filing a separate return). U.S. shareholders should consult their tax advisors regarding the possible applicability of this additional tax in their particular circumstances.

Company Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of us as a RIC.

Investments we make in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that will affect the amount, timing, and character of distributions to our shareholders. For example, with respect to securities issued at a discount, we will generally be required to accrue daily, as income, a portion of the discount and to distribute such income each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital, distribute our own shares, or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our shareholders their share of the foreign taxes paid by us.

We may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes). Thus, it is possible that one or more such entities in which we invest could be treated under the Code and the U.S. Treasury regulations as a “passive foreign investment company” or a “controlled foreign corporation.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Under certain circumstances an investment in a passive investment company could result in a tax to our company and/or an increase in the amount of taxable distributions by our company.

Other Tax Considerations

Payments to Certain Foreign Financial Entities and Other Foreign Entities

Withholding tax at a rate of 30% will be imposed on certain payments to you or certain foreign financial institutions (including investment funds) and other non-U.S. entities receiving payments on your behalf, including distributions in respect of shares of our stock and gross proceeds from the sale of shares of our stock, if you or such institutions fail to comply with certain due diligence and other reporting rules as set forth in the recently issues Treasury regulations. Accordingly, the entity through which shares of our stock are held will affect the determination of whether such withholding is required. Withholding will apply to payments of dividends made after June 30, 2014, and to payments of Gross Proceeds from a sale of shares of our stock made after December 31, 2016. Shareholders that are otherwise eligible for an exemption from, or reduction of, U.S. withholding taxes with respect to such dividends and proceeds will be required to seek a refund from the Internal Revenue Service to obtain the benefit of such exemption or reduction. Additional requirements and conditions may be imposed pursuant to an intergovernmental agreement, if and when entered into, between the United States and such institution’s home jurisdiction. We will not pay any additional amounts to any Shareholders in respect of any amounts withheld. You are encouraged to consult with your tax advisor regarding U.S. withholding taxes and the application of the recently issued Treasury regulations in light of your particular circumstances.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby have been passed upon for us by Dechert LLP.

EXPERTS

The consolidated financial statements of Corporate Capital Trust, Inc. and subsidiaries for the years ended December 31, 2013 and 2012 included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such consolidated financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The information set forth under the heading “Senior Securities” as of December 31, 2013 and 2012 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report which is incorporated herein by reference. Such information has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Assets and Liabilities (unaudited)

(in thousands, except share and per share amounts)

	September 30, 2014	December 31, 2013
Assets
Investments at fair value:
Non-controlled, non-affiliated investments (amortized cost of $2,239,482 and $2,013,530, respectively) - including $303,034 and $244,981, respectively, of investments pledged to creditors (Note 11)	$2,256,228	$2,050,791
Non-controlled, affiliated investments (amortized cost of $154,331 and $21,474, respectively)	153,637	21,481
Controlled, affiliated investments (amortized cost of $2,500 and $2,500, respectively)	2,500	2,500

Total investments, at fair value (amortized cost of $2,396,313 and $2,037,504, respectively)	2,412,365	2,074,772
Cash	80,534	85,987
Cash denominated in foreign currency (cost of $- and $218, respectively)	—	218
Collateral on deposit with custodian	63,400	37,501
Interest and dividends receivable	39,509	25,613
Receivable for investments sold	8,504	46,469
Principal receivable	728	795
Unrealized appreciation on derivative instruments	28,100	1,861
Receivable from advisors	680	—
Deferred offering expense	3,004	3,394
Prepaid and deferred expenses	9,668	4,576

Total assets	$2,646,492	$2,281,186

Liabilities
Term loan payable, net of discount	$396,132	$—
Revolving credit facilities	185,450	707,389
Payable for investments purchased	51,482	101,014
Accrued performance-based incentive fees	18,968	16,412
Shareholders’ distributions payable	14,943	14,923
Accrued investment advisory fees	4,317	3,825
Unrealized depreciation on derivative instruments	1,281	3,181
Accrued directors’ fees	49	74
Accrued reimbursement of expense support	—	1,136
Other accrued expenses and liabilities	3,629	2,798

Total liabilities	676,251	850,752

Commitments and contingencies ($265,059 and $17,500, respectively, Note 12)
Net Assets
Common stock, $0.001 par value per share, 1,000,000,000 shares authorized, 195,861,823 and 143,024,102 shares issued and outstanding at September 30, 2014 and December 31, 2013, respectively	196	143
Paid-in capital in excess of par value	1,939,158	1,401,767
Distribution in excess of net investment income	(11,909)	(5,896)
Accumulated net unrealized appreciation on investments, derivative instruments and foreign currency translation	42,796	34,420

Net assets	$1,970,241	$1,430,434

Net asset value per share	$10.06	$10.00

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (unaudited)

(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Investment income
Interest income:
Non-controlled, non-affiliated investments	$50,757	$29,104	$144,093	$63,845
Non-controlled, affiliated investments	4,781	—	8,787	—

Total interest income	55,538	29,104	152,880	63,845

Fee income	1,010	6,433	2,372	7,379

Dividend and other income:
Non-controlled, non-affiliated investments	4,734	1	4,744	198
Non-controlled, affiliated investments	2,066	—	2,643	—

Total dividend and other income	6,800	1	7,387	198

Total investment income	63,348	35,538	162,639	71,422

Operating expenses
Investment advisory fees	12,561	8,098	34,506	19,449
Interest expense	7,295	2,213	17,506	5,068
Performance-based incentive fees	3,722	5,891	15,325	6,028
Offering expense	1,677	1,845	5,351	4,492
Administrative services	745	561	2,137	1,461
Professional services	520	311	1,570	979
Custodian and accounting fees	226	143	604	358
Director fees and expenses	126	97	417	247
Other	886	654	2,389	1,509

Total operating expenses	27,758	19,813	79,805	39,591
Reimbursement of expense support	—	—	—	1,136

Net expenses	27,758	19,813	79,805	40,727

Net investment income	35,590	15,725	82,834	30,695

Realized and unrealized gains (losses):
Net realized gains (losses) on:
Non-controlled, non-affiliated investments	1,407	1,314	15,738	5,905
Derivative instruments	(548)	6,998	(1,326)	9,648
Foreign currency transactions	(593)	1,050	(2,939)	653

Net realized gains	266	9,362	11,473	16,206

Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	(35,877)	19,052	(20,515)	18,081
Non-controlled, affiliated investments	(9,486)	—	(701)	—
Derivative instruments	31,440	(9,463)	28,139	(3,457)
Foreign currency translation	(98)	98	1,453	86

Net change in unrealized appreciation (depreciation)	(14,021)	9,687	8,376	14,710

Net realized and unrealized gains (losses)	(13,755)	19,049	19,849	30,916

Net increase in net assets resulting from operations	$21,835	$34,774	$102,683	$61,611

Net Investment Income Per Share	$0.19	$0.14	$0.49	$0.33

Diluted and Basic Earnings Per Share	$0.12	$0.30	$0.61	$0.66

Weighted Average Shares Outstanding	186,785,383	115,304,666	167,389,712	93,148,769

Distributions Declared Per Share	$0.22	$0.20	$0.60	$0.59

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Changes in Net Assets (unaudited)

(in thousands, except share amounts)

	Nine Months Ended September 30,
	2014	2013
Operations
Net investment income	$82,834	$30,695
Net realized gain on investments, derivative instruments and foreign currency transactions	11,473	16,206
Net change in unrealized appreciation on investments, derivative instruments and foreign currency translation	8,376	14,710

Net increase in net assets resulting from operations	102,683	61,611

Distributions to shareholders from
Net investment income	(82,834)	(30,695)
Realized gains	(11,473)	(16,206)
Distributions in excess of net investment income (Note 8)	(6,013)	(6,903)

Net decrease in net assets resulting from shareholders distributions	(100,320)	(53,804)

Capital share transactions
Issuance of shares of common stock	498,652	613,980
Reinvestment of shareholder distributions	51,383	27,215
Repurchase of shares of common stock	(12,591)	(2,642)

Net increase in net assets resulting from capital share transactions	537,444	638,553

Total increase in net assets	539,807	646,360
Net assets at beginning of period	1,430,434	611,484

Net assets at end of period	$1,970,241	$1,257,844

Capital share activity
Shares issued from subscriptions	49,031,534	61,616,518
Shares issued from reinvestment of distributions	5,052,427	2,728,786
Shares repurchased	(1,246,240)	(269,641)

Net increase in shares outstanding	52,837,721	64,075,663

Distributions in excess of net investment income at end of period	$(11,909)	$(10,278)

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows (unaudited)

(in thousands)

	Nine Months Ended September 30,
	2014	2013
Operating Activities:
Net increase in net assets resulting from operations	$102,683	$61,611
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(1,260,847)	(1,443,232)
Decrease in payable for investments purchased	(49,555)	(46,307)
Paid-in-kind interest	(20,146)	(995)
Proceeds from sales of investments	442,624	422,376
Proceeds from principal payments	351,163	78,029
Net realized gain on investments	(15,738)	(5,905)
Net change in unrealized (appreciation) depreciation on investments	21,216	(18,081)
Net change in unrealized (appreciation) depreciation on derivative instruments	(28,139)	3,457
Net change in unrealized (appreciation) depreciation on foreign currency translation	(1,453)	(86)
Amortization of premium/discount, net	(4,541)	(586)
Amortization of deferred financing costs	2,073	665
Accretion of discount on term loan payable	132	—
Decrease in short-term investments, net	148,676	4,499
Decrease (increase) in cash collateral for total return swap	(25,899)	32,953
Increase in interest and dividends receivable	(14,012)	(15,144)
Decrease in receivable for investments sold	37,949	23,294
Decrease (increase) in principal receivable	67	(2,291)
Increase in receivable from advisors	(680)	—
Decrease (increase) in other assets	251	(2,061)
Increase in accrued investment advisory fees	492	1,422
Increase in accrued performance-based incentive fees	2,556	6,028
Increase (decrease) in other accrued expenses and liabilities	(330)	656

Net cash used in operating activities	(311,458)	(899,698)

Financing Activities:
Proceeds from issuance of shares of common stock	498,652	613,980
Payment on repurchase of shares of common stock	(12,591)	(2,642)
Distributions paid	(48,917)	(26,589)
Borrowings under term loan	398,000	—
Repayments under term loan	(2,000)	—
Borrowings under revolving credit facilities	347,000	496,806
Repayments of revolving credit facilities	(867,331)	(150,000)
Deferred financing costs paid	(7,026)	(5,002)

Net cash provided by financing activities	305,787	926,553

Effect of exchange rate changes on cash	—	46

Net increase (decrease) in cash	(5,671)	26,901
Cash and cash denominated in foreign currency, beginning of period	86,205	306

Cash and cash denominated in foreign currency, end of period	$80,534	$27,207

Supplemental disclosure of cash flow information and non-cash financing activities:
Cash paid for interest	$14,767	$4,172
Distributions reinvested	$51,383	$27,215
Deferred financing costs accrued in other expenses and liabilities	$—	$256

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (unaudited)

As of September 30, 2014

(in thousands, except share amounts)

Company (a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount (c)		Cost (d)	Fair Value
Senior Secured Loans—First Lien—44.7%
ABILITY Network, Inc.	(e)(f)(g)	Health Care Equipment & Services	L + 500	1.00%	5/14/2021		$20,215	$20,002	$20,266
Algeco/Scotsman (LU)	(e)(h)(i)(j)	Consumer Durables & Apparel	15.75% PIK		5/1/2018		28,560	28,674	29,131
AltEn, LLC	(k)(l)	Energy	L + 900	1.00%	9/12/2018		29,610	26,684	26,655
Aspen Dental Management, Inc.	(e)(g)	Health Care Equipment & Services	L + 550	1.50%	10/6/2016		6,007	5,970	6,002
Bluestem Brands, Inc.	(e)(l)	Consumer Durables & Apparel	L + 650	1.00%	12/6/2018		37,601	36,259	37,719
BRG Sports, Inc.	(e)(l)	Consumer Durables & Apparel	L + 550	1.00%	4/15/2021		4,544	4,457	4,578
Caesars Entertainment Operating Co., Inc.	(e)(f)(g)(i)	Consumer Services	L + 675		3/1/2017		10,800	10,111	9,876
California Pizza Kitchen, Inc.	(e)(f)(g)	Food & Staples Retailing	L + 425	1.00%	3/29/2018		18,649	17,812	17,920
Charlotte Russe, Inc.	(e)(g)	Retailing	L + 550	1.25%	5/22/2019		18,314	18,139	18,177
	(e)(g)		L + 550	1.25%	5/22/2019		4,727	4,699	4,656
Distribution International, Inc.	(g)	Retailing	L + 650	1.00%	7/16/2019		48,022	47,619	48,142
Emerald Performance Materials, LLC	(e)(l)	Materials	L + 350	1.00%	7/30/2021		655	652	651
Football Association of Ireland (IE)	(h)(i)(k)(EUR)	Consumer Durables & Apparel	6.40%		12/20/2020		€44,615	59,718	56,383
Greenway Medical Technologies	(e)(g)	Health Care Equipment & Services	L + 500	1.00%	11/4/2020		$1,768	1,759	1,765
Greystone & Co., Inc.	(g)(k)	Diversified Financials	L + 800	1.00%	3/26/2021		34,003	33,440	34,099
Gymboree Corp.	(e)(g)	Retailing	L + 350	1.50%	2/23/2018		14,197	12,619	9,477
iPayment, Inc.	(e)(g)	Software & Services	L + 525	1.50%	5/8/2017		36,163	35,879	35,873
J. Jill	(g)(k)	Retailing	L + 850	1.50%	4/29/2017		6,418	6,418	6,418
Jacuzzi Brands, Inc.	(g)(k)	Capital Goods	L + 650	1.25%	7/3/2019		20,786	20,437	20,655
Jacuzzi Brands, Inc. (LU)	(g)(h)(k)	Capital Goods	L + 650	1.25%	7/3/2019		20,118	19,781	19,992
KeyPoint Government Solutions, Inc.	(k)(g)	Capital Goods	L + 600	1.25%	11/13/2017		30,071	29,642	30,071
Keystone Australia Holdings, Pty. Ltd. (AU)	(h)(i)(j)(k)(AUD)	Consumer Services	7.00%, 8.00% PIK		8/7/2019	A$	37,292	32,581	31,859
Kurt Geiger Ltd. (UK)	(h)(i)(j)(k)(GBP)	Consumer Durables & Apparel	10.00%, 1.00% PIK		4/8/2019		£46,625	76,629	76,282
Marshall Retail Group, LLC	(k)(g)	Retailing	L + 600	1.00%	8/25/2020		$16,804	16,639	16,646
MCS AMS Sub-Holdings, LLC (g)		Commercial & Professional Services	L + 600	1.00%	10/15/2019		46,511	45,334	44,651
MSX International, Inc.	(g)	Software & Services	L + 500	1.00%	8/18/2020		10,017	9,450	9,979
New Enterprise Stone & Lime Co., Inc.	(g)(k)	Capital Goods	L + 700	1.00%	2/12/2019		56,298	56,298	56,442
Nine West Holdings, Inc.	(e)(g)	Consumer Durables & Apparel	L + 375	1.00%	10/8/2019		3,554	3,585	3,443
OpenLink Financial, Inc.	(g)	Software & Services	L + 500	1.25%	10/30/2017		46	46	46
Pacific Union Financial, LLC	(i)(k)(g)	Diversified Financials	L + 800	1.00%	5/31/2019		41,147	40,556	41,272
RedPrairie Corp.	(e)(g)	Software & Services	L + 500	1.00%	12/21/2018		3,995	3,995	3,899

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (unaudited) (continued)

As of September 30, 2014

(in thousands, except share amounts)

Company (a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount (c)		Cost (d)		Fair Value
Sportsman’s Warehouse, Inc.	(g)(k)	Retailing	L + 600	1.25%	8/20/2019	$27,335	$	27,102	$	27,380
	(g)(k)		L + 1075	1.25%	8/20/2019	16,079		15,775		16,122
Surgery Center Holdings, Inc.	(e)(f)(g)	Health Care Equipment & Services	L + 425	1.00%	7/24/2020	14,834		14,760		14,816
Travelport, LLC (LU)	(e)(h)(m)	Software & Services	L + 500	1.00%	9/2/2021	19,751		19,506		19,765
Tweddle Group, Inc.	(g)(k)	Automobiles & Components	L + 675	1.00%	4/7/2020	45,822		44,733		45,868
Willbros United States Holding, Inc.	(e)(i)(l)	Energy	L + 975	1.25%	8/7/2019	29,684		29,142		30,031
Wilton Brands, LLC	(e)(g)	Materials	L + 625	1.25%	8/30/2018	5,214		5,135		4,941
Total Senior Secured Loans - First Lien							$	882,037	$	881,948

Senior Secured Loans - Second Lien—37.8%
ABILITY Network, Inc.	(g)	Health Care Equipment & Services	L + 825	1.00%	5/16/2022	$8,230	$	8,151	$	8,271
American Casino & Entertainment Properties, LLC	(g)	Consumer Services	L + 1000	1.25%	1/3/2020	1,832		1,891		1,915
Angelica Corp.	(g)(k)	Health Care Equipment & Services	L + 875	1.25%	7/15/2019	50,869		50,869		49,826
Applied Systems, Inc.	(e)(f)(g)	Software & Services	L + 650	1.00%	1/24/2022	24,905		25,348		24,936
Arysta Lifescience SPC, LLC	(e)(g)(i)	Food, Beverage & Tobacco	L + 700	1.25%	11/30/2020	16,305		16,163		16,448
AssuredPartners, Inc.	(g)	Insurance	L + 675	1.00%	4/2/2022	7,115		7,110		7,043
Brake Bros Ltd. (UK)	(h)(i)(j)(n)(GBP)	Food & Staples Retailing	L + 325, 3.00% PIK		3/12/2017	£8,823		12,634		13,883
BRG Sports, Inc.	(l)	Consumer Durables & Apparel	L + 925	1.00%	4/15/2022	$23,855		23,657		23,974
Catalina Marketing Corp.	(l)	Media	L + 675	1.00%	4/11/2022	6,020		5,977		5,794
CHG Companies, Inc.	(e)(g)	Health Care Equipment & Services	L + 775	1.25%	11/19/2020	10,485		10,372		10,682
CRC Health Group, Inc.	(g)	Health Care Equipment & Services	L + 800	1.00%	9/28/2021	42,358		42,128		42,763
CTI Foods Holding Co., LLC	(g)	Food, Beverage & Tobacco	L + 725	1.00%	6/28/2021	23,219		22,909		23,408
Emerald Performance Materials, LLC	(l)	Materials	L + 675	1.00%	8/1/2022	2,041		2,030		2,033
Excelitas Technologies Corp.	(g)(j)(k)	Technology Hardware & Equipment	L + 975, 1.50% PIK	1.00%	4/29/2021	108,581		108,581		109,374
Greenway Medical Technologies	(g)	Health Care Equipment & Services	L + 825	1.00%	11/4/2021	26,396		26,025		26,264
Gruppo Argenta S.p.A. (LU)	(h)(i)(j)(k)(EUR)	Retailing	12.00% PIK		1/31/2019	€22,754		25,071		25,211
Gypsum Management & Supply, Inc.	(g)	Capital Goods	L + 675	1.00%	4/1/2022	$13,207		13,082		13,207
Integra Telecom Holdings, Inc.	(g)	Telecommunication Services	L + 850	1.25%	2/21/2020	3,000		3,061		3,015
iParadigms Holdings, LLC	(f)(g)	Software & Services	L + 725	1.00%	7/29/2022	20,727		20,561		20,624
Learfield Communications, Inc.	(g)	Media	L + 775	1.00%	10/8/2021	12,767		12,878		12,751
Lightower Fiber, LLC	(e)(g)	Telecommunication Services	L + 675	1.25%	4/12/2021	5,282		5,318		5,278
Maxim Crane, LP	(e)(g)	Capital Goods	L + 925	1.00%	11/26/2018	5,168		5,300		5,286
Misys Ltd. (UK)	(e)(h)(i)	Software & Services	12.00%		6/12/2019	3,000		3,315		3,405
NewWave Communications, Inc.	(g)	Media	L + 800	1.00%	10/30/2020	13,712		13,671		13,781
P2 Energy Solutions, Inc.	(o)	Software & Services	L + 800	1.00%	4/30/2021	9,283		9,197		9,376

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (unaudited) (continued)

As of September 30, 2014

(in thousands, except share amounts)

Company (a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount (c)		Cost (d)		Fair Value
Polyconcept Finance BV (NL)	(h)(i)(k)(l)	Consumer Durables & Apparel	L + 875	1.25%	6/28/2020	$46,727	$	46,727	$	46,502
Progressive Solutions	(l)	Health Care Equipment & Services	L + 850	1.00%	10/22/2021	21,145		20,987		21,145
RedPrairie Corp.	(e)(f)(g)	Software & Services	L + 1000	1.25%	12/21/2019	28,404		28,033		27,141
Sabine Oil & Gas, LLC	(e)(g)	Energy	L + 750	1.25%	12/31/2018	14,527		14,416		14,554
SafeNet, Inc.	(k)(l)	Software & Services	L + 750	1.00%	3/5/2021	20,829		20,536		21,038
Safety Technology Holdings, Inc.	(g)(k)	Technology Hardware & Equipment	L + 825	1.00%	6/2/2020	30,402		29,715		30,682
SI Organization, Inc.	(g)	Capital Goods	L + 800	1.00%	5/23/2020	56,000		55,465		56,980
Talbots, Inc.	(g)	Retailing	L + 725	1.00%	3/19/2021	15,074		14,973		14,961
The TelX Group, Inc.	(g)	Telecommunication Services	L + 650	1.00%	4/9/2021	11,696		11,681		11,672
Websense, Inc.	(g)	Technology Hardware & Equipment	L + 725	1.00%	12/24/2020	22,131		22,034		22,131
Total Senior Secured Loans—Second Lien							$	739,866	$	745,354

Senior Secured Bonds—8.4%
Artesyn Technologies, Inc.	(p)(q)	Technology Hardware & Equipment	9.75%		10/15/2020	$12,976	$	12,886	$	12,879
Essar Steel Algoma, Inc. (CA)	(h)(i)(p)(q)	Materials	9.38%		3/15/2015	339		340		338
Guitar Center, Inc.	(p)(q)	Retailing	6.50%		4/15/2019	26,191		25,810		23,637
Hot Topic, Inc.	(p)(q)	Consumer Durables & Apparel	9.25%		6/15/2021	2,396		2,374		2,564
Jeld-Wen, Inc. (p)(q)		Capital Goods	12.25%		10/15/2017	9,922		10,666		10,530
Louisiana Public Facilities Authority, 2013 C Bonds	(k)(p)	Energy	11.50%		1/1/2020	50,580		49,235		51,086
Louisiana Public Facilities Authority, 2014 B Bonds	(k)(p)	Energy	11.50%		1/1/2020	10,650		10,650		10,692
New Enterprise Stone & Lime Co., Inc.	(j)(q)	Capital Goods	6.00%, 7.00% PIK		3/15/2018	10,841		10,921		11,816
OAG Holdings, LLC	(j)(k)	Energy	8.00%, 2.00% PIK		12/20/2020	20,313		17,665		18,989
Ryerson, Inc.	(e)	Materials	9.00%		10/15/2017	5,814		5,814		6,134
SquareTwo Financial Corp.	(q)	Banks	11.63%		4/1/2017	16,359		16,142		16,318
Total Senior Secured Bonds							$	162,503	$	164,983

Total Senior Debt							$	1,784,406	$	1,792,285

Subordinated Debt—24.2%
Cemex Materials, LLC	(p)(q)	Materials	7.70%		7/21/2025	$25,312	$	25,259	$	28,425
Cequel Communications Holdings, LLC	(p)(q)	Media	5.13%		12/15/2021	7,205		7,008		6,899
Ceridian Corp.	(p)(q)	Commercial & Professional Services	8.13%		11/15/2017	19,725		19,727		19,750
	(q)		11.00%		3/15/2021	16,201		17,473		18,388
CHS/Community Health Systems, Inc.	(i)(p)(q)	Health Care Equipment & Services	6.88%		2/1/2022	114		114		119
Datatel, Inc.	(e)(j)(p)	Software & Services	9.63%		12/1/2018	9,287		9,210		9,380
Eagle Midco, Inc.	(j)(p)(q)	Software & Services	9.00%		6/15/2018	31,796		32,653		32,472
Education Management Corp.	(i)(j)(k)(p)(q)	Consumer Services	16.00% PIK		7/1/2018	1,403		1,411		662

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (unaudited) (continued)

As of September 30, 2014

(in thousands, except share amounts)

Company (a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount (c)			Cost (d)		Fair Value
Essar Steel Algoma, Inc. (CA)	(h)(i)(p)(q)(r)	Materials	9.88%		6/15/2015		$6,973	$	5,481	$	5,822
GCI, Inc.	(q)	Telecommunication Services	8.63%		11/15/2019		47,812		50,481		49,246
	(q)		6.75%		6/1/2021		158		151		157
Global Closure Systems (FR)	(h)(i)(j)(k)(EUR)	Materials	13.00% PIK		11/15/2019		€18,987		25,031		23,647
Griffins Foods, Ltd. (NZ)	(h)(i)(j)(k)(NZD)	Food, Beverage & Tobacco	13.75% PIK		1/31/2019	N$	52,406		41,206		42,138
Gruppo Argenta S.p.A. (LU)	(h)(i)(j)(k)(EUR)	Retailing	15.00% PIK		11/11/2018		€668		919		691
Gymboree Corp.	(q)	Retailing	9.13%		12/1/2018		$3,335		3,216		934
Hilding Anders (SE)	(h)(i)(j)(k)(t)(EUR)	Consumer Durables & Apparel	13.00% PIK		6/30/2021		€86,803		103,612		99,511
	(h)(i)(j)(k)(t)(EUR)		12.00% PIK		12/31/2023		15,739		1,001		1,640
	(h)(i)(j)(k)(t)(EUR)		18.00% PIK		12/31/2024		7,046		6,846		7,727
Hot Topic, Inc.	(j)(p)(q)	Consumer Durables & Apparel	12.00%		5/15/2019		$8,113		7,967		8,377
iPayment, Inc.	(q)	Software & Services	10.25%		5/15/2018		12,066		9,900		10,648
JC Penney Corp., Inc.	(i)(q)	Retailing	5.65%		6/1/2020		8,549		6,389		7,181
Pharmaceutical Product Development, Inc.	(j)(p)(q)	Pharmaceuticals, Biotechnology & Life Sciences	9.38%		10/15/2017		5,151		5,244		5,202
Stuart Weitzman, Inc.	(j)(k)(l)	Consumer Durables & Apparel	11.50%		8/29/2019		56,918		55,518		57,163
Summit Materials, LLC	(q)	Materials	10.50%		1/31/2020		9,711		10,506		10,731
	(p)(q)		10.50%		1/31/2020		5,748		6,317		6,352
The TelX Group, Inc.	(j)(k)	Telecommunication Services	13.50% PIK		7/9/2021		3,239		3,472		3,311
Towergate Finance PLC (UK)	(h)(i)(p)(q)(GBP)	Insurance	10.50%		2/15/2019		£14,608		23,263		20,366
Total Subordinated Debt								$	479,375	$	476,939

Structured Products—1.7%
KKR BPT Holdings Aggregator, LLC	(i)(k)(s)*	Diversified Financials					N/A	$	2,500	$	2,500
Trade Finance Funding I, Ltd. 2013-1A Class B (KY)	(h)(i)(k)(p)	Diversified Financials	10.75%		11/13/2018		$28,221		28,221		28,362
VSK Holdings, Ltd. (KY)	(h)(i)(k)(t)(EUR)	Diversified Financials					620,377		—		3,080
Total Structured Products								$	30,721	$	33,942

Equity / Other—5.5%
Ally Financial, Inc., Preferred Stock	(i)(p)(q)	Banks	7.00%				230	$	229	$	230
AltEn, LLC, Membership Interests	(k)(t)*	Energy					611		2,955		2,955
Cengage Learning Holdings II, LP, Common Stock	(e)	Media					227,802		7,529		7,176
Excelitas Technologies Corp., Class A Membership Interest	(k)*	Technology Hardware & Equipment					N/A		5,636		6,025
Genesys Telecommunications Laboratories, Inc., Common Stock	(k)*	Software & Services					5,775		449		761
Global Closure Systems (FR), Limited Partnership Interest	(h)(i)(k)*(EUR)	Materials					N/A		823		1,473
Gruppo Argenta S.p.A. (LU), Warrants	(h)(i)(k)*(EUR)	Retailing					225,289		5,342		4,501

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (unaudited) (continued)

As of September 30, 2014

(in thousands, except share amounts)

Company (a)(b)	Footnotes	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount (c)		Cost (d)		Fair Value
Hilding Anders (SE), Class A Common Stock	(h)(i)(k)(t)*(SEK)	Consumer Durables & Apparel				1,394,288	$	132	$	312
Hilding Anders (SE), Class B Common Stock	(h)(i)(k)(t)*(SEK)					260,253		25		58
Hilding Anders (SE), Equity Options	(h)(i)(k)(t)*(SEK)				12/31/2020	236,160,807		14,988		13,582
Hyperion Homes, Inc., Common Stock	(k)(t)*	Real Estate				12,840		12,752		12,752
Hyperion Homes, Inc., Warrant Delivery Rights	(k)(t)*					2,193		36		36
Hyperion Homes, Inc., Warrants	(k)(t)*					482		53		53
Jones Apparel Group Holdings, Inc., Common Stock	(k)	Consumer Durables & Apparel				5,451		872		2,766
Keystone Australia Holdings, Pty. Ltd., Warrants	(h)(i)(k)*(AUD)	Consumer Services				1,588,469		1,019		1,081
Kurt Geiger, Ltd. (UK), Common Stock	(k)*	Consumer Durables & Apparel				5,451		1,090		6,502
Nine West Holdings, Inc., Common Stock	(k)*	Consumer Durables & Apparel				5,451		6,541		5,671
OAG Holdings, LLC, Overriding Royalty Interest	(k)	Energy				N/A		2,354		1,688
Orchard Marine, Ltd., (VG), Class B Common Stock	(h)(i)(k)(t)*	Transportation				1,964		3,069		3,069
Orchard Marine, Ltd., (VG), Series A Preferred Stock	(h)(i)(k)(t)		9.00%			9,820		8,862		8,862
Star Mountain SMB Multi-Manager Credit Platform, LP, Limited Partnership Interest(i)(k)		Diversified Financials				N/A		22,803		19,910
Stuart Weitzman, Inc., Common Stock	(k)	Consumer Durables & Apparel				5,451	$	3,025	$	8,509
Total Equity / Other							$	100,584	$	107,972

Total Investments, excluding Short Term Investments—122.3%							$	2,395,086	$	2,411,138

Short Term Investments—0.1%
Goldman Sachs Financial Square Funds - Prime Obligations Fund, FST Preferred Shares (e)(u)			0.01%			1,142,000	$	1,142	$	1,142
State Street Institutional Liquid Reserves Fund, Institutional Class	(u)		0.06%			84,848		85		85
Total Short Term Investments							$	1,227	$	1,227

TOTAL INVESTMENTS — 122.4%(v)							$	2,396,313	$	2,412,365

LIABILITIES IN EXCESS OF OTHER ASSETS—(22.4%)										(442,124)

NET ASSETS—100.0%									$	1,970,241

Collateral on Deposit with Custodian—3.2%
Bank of Nova Scotia - Certificate of Deposit			0.13%		12/31/2014	63,400	$	63,400		63,400
Total Collateral on Deposit with Custodian							$	63,400	$	63,400

Derivative Instruments (Note 4)—1.4%
Foreign currency forward contracts	(i)		N/A		10/2014-4/2017		$	—	$	27,838

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (unaudited) (continued)

As of September 30, 2014

(in thousands, except share amounts)

Company (a)(b)	Footnotes		Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount (c)	Cost (d)	Fair Value
Total return swaps	(i	)(k)		N/A		1/15/2016		—	(1,019)
Total Derivative Instruments								$—	$26,819

*	Non-income producing security.

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Non-Controlled/Non-Affiliate investments as defined by the Investment Company Act of 1940, as amended (“1940 Act”), unless otherwise indicated. Non-controlled/Non-Affiliate Investments are investments that are neither Controlled Investments nor Affiliate Investments.

(c)	Denominated in U.S. Dollars unless otherwise noted.

(d)	Represents amortized cost for debt securities and cost for common stocks translated to U.S. dollars.

(e)	Security or portion thereof is held within CCT Funding, LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank.

(f)	Position or portion thereof unsettled as of September 30, 2014.

(g)	The interest rate on these investments is subject to a base rate of 3-Month LIBOR, which at September 30, 2014 was 0.24%. The current base rate for each investment may be different from the reference rate on September 30, 2014.

(h)	A portfolio company domiciled in a foreign country. The jurisdiction of the security issuer may be a different country than the domicile of the portfolio company.

(i)	The investment is not a qualifying asset as defined in Section 55(a) under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The Company calculates its compliance with the qualifying assets test on a “look through” basis by disregarding the value of the Company’s total return swaps and treating each loan underlying the total return swaps as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 72.7% of the Company’s total assets represented qualifying assets as of September 30, 2014.

(j)	The interest rate on these investments contains a PIK provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum PIK interest rate allowed under the existing credit agreements.

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (unaudited) (continued)

As of September 30, 2014

(in thousands, except share amounts)

			Nine Months Ended September 30, 2014
PIK Security Name	Local Currency	Local Par as of December 31, 2013	Local Par Additions	Local Par Capitalized PIK	Local Par Reductions	Local Par as of September 30, 2014	Total Current Interest Rate	Currant PIK Rate	Maximum Current PIK Rate
Algeco/Scotsman - 15.75% PIK	USD	$26,464	$—	$2,096	$—	$28,560	15.75%	15.75%	15.75%
Brake Bros Ltd. - L + 325, 3.00% PIK	GBP	8,650	—	173	—	8,823	L + 625	3.00%	3.00%
Datatel, Inc. - 9.63%	USD	9,287	—	—	—	9,287	9.63%	0.00%	10.38%
Eagle Midco, Inc. - 9.00%	USD	39,815	31,796	—	(39,815)	31,796	9.00%	0.00%	9.75%
Education Management, LLC - 15.00%, 1.00% PIK	USD	1,299		—	(1,299)	—	N/A	N/A	N/A
Education Management, LLC - 16.00% PIK	USD	—	1,299	104	—	1,403	16.00%	16.00%	16.00%
Excelitas Technologies Corp. - L + 975, 1.50% PIK	USD	107,355	—	1,226	—	108,581	L + 1125	1.50%	1.50%
Global Closure Systems - 13.00% PIK	EUR	17,828	—	1,159	—	18,987	13.00%	13.00%	13.00%
Griffins Foods, Ltd. - 13.75% PIK	NZD	47,417	—	4,989	—	52,406	13.75%	13.75%	13.75%
Gruppo Argenta S.p.A. - 15.00% PIK	EUR	—	635	33	—	668	15.00%	15.00%	15.00%
Gruppo Argenta S.p.A. - 12.00% PIK	EUR	—	21,459	1,295	—	22,754	12.00%	12.00%	12.00%
Hilding Anders - 18.00% PIK	EUR	—	7,046	—	—	7,046	18.00%	18.00%	18.00%
Hilding Anders - 13.00% PIK	EUR	81,478	—	5,325	—	86,803	13.00%	13.00%	13.00%
Hilding Anders - 12.00% PIK	EUR	—	15,739	—	—	15,739	12.00%	12.00%	12.00%
Hot Topic, Inc. - 12.00%	USD	8,113	—	—	—	8,113	12.00%	0.00%	12.75%
Keystone Australia Holdings, Pty. Ltd. - 7.00%, 8.00% PIK	AUD	—	36,858	434	—	37,292	15.00%	8.00%	8.00%
Kurt Geiger Ltd. - 10.00%, 1.00% PIK	GBP	—	46,625	—	—	46,625	11.00%	1.00%	1.00%
New Enterprise Stone & Lime Co., Inc. - 6.00%, 7.00% PIK	USD	10,071	—	770	—	10,841	13.00%	7.00%	11.00%
OAG Holdings, LLC - 8.00%, 2.00% PIK	USD	20,008	—	305	—	20,313	10.00%	2.00%	2.00%
Pharmaceutical Product Development, Inc. - 9.38%	USD	—	5,151	—	—	5,151	9.38%	0.00%	10.13%
Stuart Weitzman, Inc. - 11.50%	USD	—	56,918	—	—	56,918	11.50%	0.00%	12.50%
The TelX Group, Inc. - 13.50% PIK	USD	—	3,142	97	—	3,239	13.50%	13.50%	13.50%

(k)	Investments classified as Level 3 whereby fair value was determined by the Company’s Board of Directors (see Note 2).

(l)	The interest rate on these investments is subject to a base rate of 1-Month LIBOR, which at September 30, 2014 was 0.16%. The current base rate for each investment may be different from the reference rate on September 30, 2014.

(m)	The interest rate on these investments is subject to a base rate of 2 month Libor, which at September 30, 2014 was 0.20%. The current base rate for each investment may be different from the reference rate on September 30, 2014.

(n)	The interest rate on these investments is subject to a base rate of GBP Libor, which at September 30, 2014 was 0.48%. The current base rate for each investment may be different from the reference rate on September 30, 2014.

(o)	The interest rate on these investments is subject to a base rate of 6-Month LIBOR, which at September 30, 2014 was 0.33%. The current base rate for each investment may be different from the reference rate on September 30, 2014.

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (unaudited) (continued)

As of September 30, 2014

(in thousands, except share amounts)

(p)	This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.

(q)	Security or portion thereof is held within Paris Funding, LLC and is pledged as collateral supporting the amounts outstanding under the committed facility agreement with BNP Paribas Prime Brokerage, Inc. and eligible to be hypothecated as allowed under Rule 15c2-1(a)(1) of the Securities Exchange Act of 1934 (“Exchange Act”) subject to the limits of the Rehypothecation Agreement.

(r)	Investment was on non-accrual status as of September 30, 2014.

(s)	Controlled investment as defined by the 1940 Act, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities or maintains the ability to nominate greater than 50% of the board representation. The aggregate fair value of controlled investments at September 30, 2014 represented 0.1% of the Company’s net assets. Fair value as of December 31, 2013 and September 30, 2014 along with transactions during the nine months ended September 30, 2014 in these controlled investments were as follows (amounts in thousands):

		Nine Months Ended September 30, 2014				Nine Months Ended September 30, 2014
Controlled Investments	Fair Value at December 31, 2013	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at September 30, 2014	Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
KKR BPT Holdings Aggregator, LLC
Structured Product	$2,500	$—	$—	$—	$2,500	$—	$—	$—	$—

Totals	$2,500	$—	$—	$—	$2,500	$—	$—	$—	$—

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (unaudited) (continued)

As of September 30, 2014

(in thousands, except share amounts)

(t)	Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as Controlled investments. The aggregate fair value of non-controlled, affiliated investments at September 30, 2014 represented 7.8% of the Company’s net assets. Fair value as of December 31, 2013 and September 30, 2014 along with transactions during the nine months ended September 30, 2014 in these Affiliated investments are as follows (amounts in thousands):

		Nine Months Ended September 30, 2014				Nine Months Ended September 30, 2014
Non-controlled, Affiliated Investments	Fair Value at December 31, 2013	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at September 30, 2014	Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
AltEn, LLC
Common Stock	$-	$2,955	$-	$-	$2,955	$-	$-	$-	$-
Hilding Anders
Subordinated Debt	-	111,459	-	(2,581)	108,878	-	8,787	-	-
Class A Common Stock	-	132	-	180	312	-	-	-	-
Class B Common Stock	-	25	-	33	58	-	-	-	-
Equity Options	-	14,988	-	(1,406)	13,582	-	-	-	-
Hyperion Homes, Inc.
Common Stock	-	12,752	-	-	12,752	-	-	-	-
Warrants	-	53	-	-	53	-	-	-	-
Warrants Delivery Rights	-	36	-	-	36	-	-	-	-
Orchard Marine, Ltd.
Class B Common Stock	-	3,069	-	-	3,069	-	-	-	-
Series A Preferred Stock	-	8,862	-	-	8,862	-	-	-	-
VSK Holdings, Ltd.								-	-
Structured Product	21,481	-	(21,474)	3,073	3,080	-	-	-	2,643

Totals	$21,481	$154,331	$(21,474)	$(701)	$153,637	$-	$8,787	$-	$2,643

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(u)	7-day effective yield as of September 30, 2014.

(v)	As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $50,904; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $34,852; the net unrealized appreciation was $16,052; the aggregate cost of securities for Federal income tax purposes was $2,396,313.

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Schedule of Investments (unaudited) (continued)

As of September 30, 2014

(in thousands, except share amounts)

Abbreviations:

AUD - Australian Dollar; local currency investment amount is denominated in Australian Dollar. A$1 / US $0.873 as of September 30, 2014.

EUR - Euro; local currency investment amount is denominated in Euros. €1 / US $1.269 as of September 30, 2014.

GBP - British Pound Sterling; local currency investment amount is denominated in Pound Sterling. £1 / US $1.624 as of September 30, 2014.

NZD - New Zealand Dollar; local currency investment amount is denominated in New Zealand Dollars. N$1 / US $0.778 as of September 30, 2014.

SEK - Swedish Krona; local currency investment amount is denominated in Swedish Kronor. SEK1 / US $0.138 as of September 30, 2014.

CA - Canada

FR - France

IE - Ireland

KY - Cayman Islands

LU - Luxembourg

NL - The Netherlands

NZ - New Zealand

SE - Sweden

UK - United Kingdom

VG - British Virgin Islands

L = LIBOR - London Interbank Offered Rate, typically 3-Month

PIK - Payment-in-kind; the issuance of additional securities by the borrower to settle interest payment obligations.

See notes to condensed consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2013

(in thousands, except share amounts)

Company (a)(b)	Footnotes	Industry	Interest Rate	EURIBOR /LIBOR Floor	Maturity Date	No. Shares/ Principal Amount (c)	Cost (d)	Fair Value

Senior Secured Loans - First Lien—44.7%

Algeco/Scotsman (LU)	(e)(f)	Consumer Durables & Apparel	15.75% PIK		5/1/2018	$ 26,464	$ 26,243	$ 27,787

Aspen Dental Management, Inc.	(g)	Health Care Equipment & Services	L + 550	1.50%	10/6/2016	6,053	6,005	6,008

Avaya, Inc.	(g)	Technology Hardware & Equipment	L + 675	1.25%	3/31/2018	33,909	33,105	34,468

Bluestem Brands, Inc.	(g)(h)	Consumer Durables & Apparel	L + 650	1.00%	12/6/2018	57,731	55,422	57,154

Catalina Marketing Corp.	(g)	Media	L + 425	1.00%	10/12/2020	5,215	5,273	5,295

Cemex S.A.B. de C.V. (MX)	(e)(f)	Materials	L + 450		2/14/2017	3,441	3,222	3,411

Cengage Learning Acquisitions, Inc.	(g)(i)	Media	L + 550		7/5/2017	2,701	2,036	2,119

Continental Building Products, LLC	(g)	Materials	L + 375	1.00%	8/28/2020	9,203	9,159	9,221

Data Device Corp.	(g)	Capital Goods	L + 650	1.50%	7/11/2018	10,873	10,683	10,900

Distribution International, Inc.		Retailing	L + 650	1.00%	7/16/2019	48,387	47,932	48,174

Easton-Bell Sports, Inc.	(j)	Consumer Durables & Apparel	11.50%		12/31/2015	24,247	24,259	24,247

Flagstone Foods Holding Corp.	(j)	Food & Staples Retailing	L + 575	1.25%	4/15/2018	20,103	19,916	20,017

Football Association of Ireland (IE)	(e)(f)(j)(EUR)	Consumer Durables & Apparel	6.20%		12/20/2020	€ 44,390	59,588	59,843

Greenway Medical Technologies		Health Care Equipment & Services	L + 500	1.00%	11/4/2020	$ 20,413	20,182	20,413

Guitar Center, Inc.	(g)	Retailing	L + 600		4/9/2017	19,523	19,111	19,096

Internet Brands, Inc.		Media	L + 500	1.25%	3/18/2019	31,792	30,254	31,991

iPayment, Inc.	(g)	Software & Services	L + 525	1.50%	5/8/2017	3,186	3,134	3,107

IPC Systems, Inc.	(g)	Technology Hardware & Equipment	L + 650	1.25%	7/31/2017	1,487	1,455	1,492
	(g)		L + 650	1.25%	7/31/2017	6,372	6,270	6,352

J. Jill	(j)	Retailing	L + 850	1.50%	4/29/2017	7,954	7,954	7,954

Jacuzzi Brands, Inc. (LU)	(f)(j)	Capital Goods	L + 650	1.25%	7/3/2019	41,938	41,151	41,854

KeyPoint Government Solutions, Inc.	(j)	Capital Goods	L + 600	1.25%	11/13/2017	31,383	30,871	31,383

MCS AMS Sub-Holdings, LLC		Commercial & Professional Services	L + 600	1.00%	10/15/2019	50,455	48,973	48,879

North American Breweries Holdings, LLC		Food, Beverage & Tobacco	L + 625	1.25%	12/11/2018	4,920	4,836	4,821

OpenLink Financial, Inc.		Software & Services	L + 625	1.50%	10/30/2017	46	46	46

Sportsman’s Warehouse, Inc.	(j)	Retailing	L + 1075	1.25%	8/20/2019	23,654	23,159	23,760
	(j)		L + 600	1.25%	8/20/2019	40,211	39,830	40,593

Travelport, LLC	(g)	Software & Services	L + 500	1.25%	6/26/2019	5,416	5,338	5,565

Willbros United States Holding, Inc.	(e)	Energy	L + 975	1.25%	8/5/2019	33,614	32,477	34,118

Wilton Brands, LLC	(g)	Materials	L + 625	1.25%	8/30/2018	8,720	8,573	8,335

Total Senior Secured Loans - First Lien							$626,457	$638,403

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Company (a)(b)	Footnotes	Industry	Interest Rate	EURIBOR /LIBOR Floor	Maturity Date	No. Shares/ Principal Amount (c)	Cost (d)	Fair Value

Senior Secured Loans - Second Lien—46.9%

American Casino & Entertainment Properties, LLC		Consumer Services	L + 1000	1.25%	1/3/2020	$ 1,832	$ 1,897	$ 1,915

Angelica Corp.	(j)	Health Care Equipment & Services	L + 875	1.25%	7/15/2019	50,869	50,869	50,512

Applied Systems, Inc.	(g)	Software & Services	L + 725	1.00%	6/8/2017	5,895	5,969	5,932

Arysta Lifescience SPC, LLC	(e)(g)	Food, Beverage & Tobacco	L + 700	1.25%	11/30/2020	16,305	16,150	16,606

Brake Bros Ltd. (UK)	(e)(f)(GBP)	Food & Staples Retailing	L + 325, 3.00% PIK		3/12/2017	£ 8,650	12,049	13,661

CHG Companies, Inc.	(g)	Health Care Equipment & Services	L + 775	1.25%	11/19/2020	$ 10,485	10,363	10,669

Continental Building Products, LLC	(g)(h)	Materials	L + 775	1.00%	2/26/2021	19,378	19,509	19,475

CSM Bakery Products	(e)	Food, Beverage & Tobacco	L + 750	1.00%	7/3/2021	15,175	15,322	15,336

CTI Foods Holding Co., LLC		Food, Beverage & Tobacco	L + 725	1.00%	6/28/2021	23,219	22,884	23,451

Data Device Corp.		Capital Goods	L + 1000	1.50%	7/11/2019	8,000	7,864	7,680

Excelitas Technologies Corp.	(j)	Technology Hardware & Equipment	L + 975, 1.50% PIK	1.00%	4/29/2021	107,355	107,355	107,033

EZE Castle Software, Inc.	(g)	Software & Services	L + 725	1.25%	4/5/2021	12,962	12,922	13,210

GENEX Services, Inc.	(g)	Health Care Equipment & Services	L + 825	1.00%	1/26/2019	21,029	20,828	21,266

Greenway Medical Technologies		Health Care Equipment & Services	L + 825	1.00%	11/4/2021	26,396	25,998	26,660

Hudson’s Bay Co. (CA)	(e)(f)	Retailing	L + 725	1.00%	11/4/2021	2,933	2,904	3,039

Learfield Communications, Inc.		Media	L + 775	1.00%	10/8/2021	4,743	4,696	4,861

Lightower Fiber, LLC	(g)	Telecommunication Services	L + 675	1.25%	4/12/2021	3,381	3,349	3,420

Misys Ltd. (UK)	(e)(f)(g)	Software & Services	12.00%		6/12/2019	3,000	3,367	3,463

Monarch (LU)	(e)(f)(g)	Materials	L + 700	1.25%	4/3/2020	5,416	5,392	5,576

NewWave Communications, Inc.		Media	L + 800	1.00%	10/30/2020	8,339	8,264	8,506

P2 Energy Solutions, Inc.		Software & Services	L + 800	1.00%	4/30/2021	9,283	9,191	9,469

Packaging Coordinators, Inc.	(j)	Materials	L + 825	1.25%	10/31/2020	11,827	11,716	11,886

Polyconcept Finance BV (NL)	(e)(f)(j)	Consumer Durables & Apparel	L + 875	1.25%	6/28/2020	46,727	46,727	45,886

Progressive Solutions	(h)	Health Care Equipment & Services	L + 850	1.00%	10/22/2021	19,903	19,704	20,002

RedPrairie Corp.	(g)	Software & Services	L + 1000	1.25%	12/21/2019	18,150	18,169	18,691

Sabine Oil & Gas, LLC	(e)(g)	Energy	L + 750	1.25%	12/31/2018	14,527	14,400	14,708

Safety Technology Holdings, Inc.	(j)	Technology Hardware & Equipment	L + 825	1.25%	6/2/2020	30,402	29,651	29,642

Sedgwick Claims Management Services Holdings, Inc.		Insurance	L + 700	1.00%	12/15/2018	25,735	25,615	26,217

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Company (a)(b)	Footnotes	Industry	Interest Rate	EURIBOR /LIBOR Floor	Maturity Date	No. Shares/ Principal Amount (c)	Cost (d)	Fair Value

Sheridan Holdings, Inc.	(h)	Health Care Equipment & Services	L + 725	1.00%	12/13/2021	$ 13,899	$ 13,830	$ 14,030

StoneRiver Holdings, Inc.		Insurance	L + 725	1.25%	5/30/2020	15,860	15,782	16,029

Talbots, Inc.	(j)	Retailing	L + 800	1.25%	8/30/2018	50,000	50,000	50,450

Travelport, LLC	(g)	Software & Services	L + 800	1.50%	1/31/2016	18,868	18,533	19,582

Websense, Inc.		Technology Hardware & Equipment	L + 725	1.00%	12/24/2020	32,018	31,866	32,098

Total Senior Secured Loans - Second Lien							$663,135	$670,961

Senior Secured Bonds—11.5%

Allen Systems Group, Inc.	(k)(l)	Software & Services	10.50%		11/15/2016	106	73	57

American Rock Salt Co., LLC	(k)(l)	Materials	8.25%		5/1/2018	9,690	9,051	9,763

Artesyn Technologies, Inc.	(e)(k)	Technology Hardware & Equipment	9.75%		10/15/2020	3,567	3,567	3,745

Avaya, Inc.	(g)(k)	Technology Hardware & Equipment	7.00%		4/1/2019	3,722	3,436	3,648
	(k)		9.00%		4/1/2019	7,048	7,035	7,365

Cengage Learning Acquisitions, Inc.	(i)(k)(l)	Media	11.50%		4/15/2020	12,154	12,398	9,738

Hot Topic, Inc.	(k)(l)	Consumer Durables & Apparel	9.25%		6/15/2021	27,300	27,464	28,597

Louisiana Public Facilities Authority	(j)	Energy	11.50%		1/1/2020	50,580	49,070	49,063

New Enterprise Stone & Lime Co., Inc.	(l)	Capital Goods	5.00%, 8.00% PIK		3/15/2018	10,071	10,162	11,381

OAG Holdings, LLC	(e)(j)	Energy	8.00%, 2.00% PIK		12/20/2020	20,008	17,163	17,153

Pinnacle Agriculture Holdings, LLC	(k)(l)	Materials	9.00%		11/15/2020	2,193	2,193	2,327

Ryerson, Inc.	(g)	Materials	9.00%		10/15/2017	5,814	5,814	6,163

SquareTwo Financial Corp.	(l)	Banks	11.63%		4/1/2017	6,309	6,566	6,522

Wise Metals Group, LLC	(k)(l)	Materials	8.75%		12/15/2018	2,148	2,148	2,261

Xella Holdco Finance SA (LU)	(e)(f)(k)(l)(EUR)	Materials	9.13% or 9.88% PIK		9/15/2018	€ 5,097	6,860	7,345

Total Senior Secured Bonds							$163,000	$165,128

Total Senior Debt—103.1%							$1,452,592	$1,474,492

Subordinated Debt—25.9%

Algeco/Scotsman (LU)	(e)(f)(k)(l)	Consumer Durables & Apparel	10.75%		10/15/2019	$ 179	$181	$189

CDW Corp.	(e)	Technology Hardware & Equipment	12.54%		10/12/2017	1,879	1,986	1,964

Cemex Materials, LLC	(k)(l)	Materials	7.70%		7/21/2025	23,312	22,941	24,128

Cequel Communications Holdings, LLC	(k)(l)	Media	5.13%		12/15/2021	5,000	4,834	4,688

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Company (a)(b)	Footnotes	Industry	Interest Rate	EURIBOR /LIBOR Floor	Maturity Date	No. Shares/ Principal Amount (c)	Cost (d)	Fair Value

Ceridian Corp.	(l)	Commercial & Professional Services	11.00%		3/15/2021	$ 16,201	$ 17,574	$ 18,672

Commscope, Inc.	(k)(l)	Technology Hardware & Equipment	6.63% or 7.38% PIK		6/1/2020	5,000	4,976	5,200

CompuCom Systems, Inc.	(k)(l)	Software & Services	7.00%		5/1/2021	9,847	9,566	9,773

ConvaTec Healthcare E SA (LU)	(e)(f)(k)(l)	Health Care Equipment & Services	8.25% or 9.00% PIK		1/15/2019	2,545	2,521	2,605

CRC Health Group, Inc.	(l)	Health Care Equipment & Services	10.75%		2/1/2016	6,021	6,047	6,036

Datatel, Inc.	(g)(k)	Software & Services	9.63% or 9.63% PIK		12/1/2018	9,287	9,195	9,566

Education Management, LLC	(e)	Consumer Services	15.00%		7/1/2018	1,299	1,307	1,409

Epicor Software Corp.	(k)(l)	Software & Services	9.00% or 9.75% PIK		6/15/2018	39,815	39,090	41,507

GCI, Inc.	(l)	Telecommunication Services	8.63%		11/15/2019	8,575	9,041	9,111
	(l)		6.75%		6/1/2021	14,381	13,737	13,770

Genesys Telecommunications Laboratories, Inc.	(j)(EUR)	Software & Services	12.50%		1/31/2020	€ 2,044	2,637	2,924

Global Closure Systems (FR)	(e)(f)(j)(EUR)	Materials	12.00% or 13.00% PIK		11/15/2019	17,828	23,443	25,140

Griffins Foods, Ltd. (NZ)	(e)(f)(j)(NZD)	Food, Beverage & Tobacco	13.75% PIK		1/31/2019	N$ 47,417	36,916	39,035

Gymboree Corp.	(l)	Retailing	9.13%		12/1/2018	$ 3,335	3,199	3,072

Hilding Anders (SE)	(e)(f)(j)(EUR)	Consumer Durables & Apparel	12.00% or 13.00% PIK		6/30/2021	€ 81,478	95,634	98,974

Hot Topic, Inc.	(k)(l)	Consumer Durables & Apparel	12.00% or 12.75% PIK		5/15/2019	$ 8,113	7,951	8,032

iPayment, Inc.		Software & Services	10.25%		5/15/2018	4,634	4,289	3,800

JC Penney Corp., Inc.	(e)	Retailing	5.65%		6/1/2020	11,139	8,338	8,744

Summit Materials, LLC	(l)	Materials	10.50%		1/31/2020	462	518	508

The TelX Group, Inc.	(j)(k)	Telecommunication Services	12.00% or 10.00%, 2.00% PIK		9/26/2019	5,517	5,952	5,848

Towergate Finance PLC (UK)	(e)(f)(k)(l)(GBP)	Insurance	10.50%		2/15/2019	£ 14,608	23,366	25,436

Total Subordinated Debt							$ 355,239	$ 370,131

Structured Products—3.9%

KKR BPT Holdings Aggregator, LLC	(e)(j)(q)*	Diversified Financials				$ 2,500	2,500	2,500

Start CLO Ltd. 2010-6A Class A (KY)	(e)(f)(j)(k)(m)	Diversified Financials	L + 1600		4/1/2014	3,310	3,325	3,359

Trade Finance Funding I, Ltd. 2013-1A Class B	(e)(j)(k)	Diversified Financials	10.75%		11/13/2018	28,221	28,221	28,235

VSK Holdings, Ltd. (KY)	(e)(f)(j)(p)*	Diversified Financials				620	21,474	21,481

Total Structured Products							$ 55,520	$ 55,575

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Company (a)(b)	Footnotes	Industry	Interest Rate	EURIBOR /LIBOR Floor	Maturity Date	No. Shares/ Principal Amount (c)	Cost (d)	Fair Value

Equity / Other—1.7%

Excelitas Technologies Corp., Common Stock	(j)*	Technology Hardware & Equipment				5,636,153	$5,636	$5,566

Genesys Telecommunications Laboratories, Inc., Common Stock	(j)*	Software & Services				448,908	449	672

Global Closure Systems (FR), Common Stock	(e)(f)(j)*	Materials				597,989	823	823

Hilding Anders (SE), Equity Options	(e)(f)(j)*	Consumer Durables & Apparel			12/31/2020	236,160,807	14,988	15,256

OAG Holdings, LLC, Overriding Royalty Interest	(e)(j)*	Energy				2,353,940	2,354	2,354

Total Equity / Other							$24,250	$24,671

Total Investments, excluding Short Term Investments – 134.6%							$1,887,601	$1,924,869

Short Term Investments—10.5%

Goldman Sachs Financial Square Funds - Prime Obligations Fund, FST Preferred Shares	(g)(n)		0.01%			149,800,957	$149,801	$149,801
State Street Institutional Liquid Reserves Fund, Institutional Class	(n)		0.06%			102,061	102	102

Total Short Term Investments							$149,903	$149,903

TOTAL INVESTMENTS — 145.1%(o)							$2,037,504	2,074,772

LIABILITIES IN EXCESS OF OTHER ASSETS—(45.1%)								(644,338)

NET ASSETS—100.0%								$1,430,434

Collateral on Deposit with Custodian—2.6%

Bank of Nova Scotia - Certificate of Deposit			0.16%		3/31/2014	$ 37,501	$37,501	$37,501

Total Collateral on Deposit with Custodian							$37,501	$37,501

Derivative Instruments—(0.1%)

Foreign currency forward contracts	(e)		N/A		1/2014 - 1/2015		$—	$(3,181)
Total return swaps	(e)(j)		N/A		1/15/2016		—	1,861

Total Derivative Instruments							$—	$(1,320)

*	Non-income producing security.
(a)	Security may be an obligation of one or more entities affiliated with the named company.

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

(b)	Non-Controlled/Non-Affiliate investments as defined by the Investment Company Act of 1940, as amended (“1940 Act”), unless otherwise indicated. Non-Controlled/Non-Affiliate Investments are investments that are neither Control Investments nor Affiliate Investments.
(c)	Denominated in U.S. Dollars unless otherwise noted.
(d)	Represents amortized cost for debt securities and cost for common stocks translated to U.S. dollars.
(e)	The investment is not a qualifying asset as defined in Section 55(a) under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The Company calculates its compliance with the qualifying assets test on a “look through” basis by disregarding the value of the Company’s total return swaps and treating each loan underlying the total return swaps as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 75.8% of the Company’s total assets represented qualifying assets as of December 31, 2013.
(f)	A portfolio company domiciled in a foreign country. The jurisdiction of the security issuer may be in a different country than the domicile of the portfolio company.
(g)	Security or portion thereof is held within CCT Funding, LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank.
(h)	Position or portion thereof unsettled as of December 31, 2013.
(i)	Investment was on non-accrual status as of December 31, 2013.
(j)	Investments classified as Level 3 whereby fair value was determined by the Company’s Board of Directors (see Note 2).
(k)	This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.
(l)	Security or portion thereof is held within Paris Funding, LLC and is pledged as collateral supporting the amounts outstanding under the committed facility agreement with BNP Paribas Prime Brokerage, Inc. and eligible to be hypothecated as allowed under Rule 15c2-1(a)(1) of the Exchange Act subject to the limits of the Rehypothecation Agreement.
(m)	A portfolio company investment structured as a credit-linked floating rate note.
(n)	7-day effective yield as of December 31, 2013.
(o)	As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $43,062; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,918; the net unrealized appreciation was $37,144; the aggregate cost of securities for Federal income tax purposes was $2,037,628.
(p)	Affiliated investment as defined by the 1940 Act, whereby the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities and the investments are not classified as Controlled investments. The aggregate fair value of non-controlled, affiliated investments at December 31, 2013 represents 1.5% of the Company’s net assets. Fair value as of December 31, 2012 and 2013 along with transactions during the year ended December 31, 2013 in these Affiliated investments are as follows (amounts in thousands):

	Fair Value at December 31, 2012	Year Ended December 31, 2013			Fair Value at December 31, 2013	Year Ended December 31, 2013
		Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)
Non-controlled, Affiliated Investments						Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
VSK Holdings, Ltd. Structured Product	$—	$21,474	$—	$7	$21,481	$—	$—	$—	$—

Totals	$—	$21,474	$—	$7	$21,481	$—	$—	$—	$—

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(q)	Controlled investment as defined by the 1940 Act, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities or maintains the ability to nominate greater than 50% of the board representation. The aggregate fair value of controlled at December 31, 2013 represents 0.2% of the Company’s net assets. Fair value as of December 31, 2012 and 2013 along with transactions during the year ended December 31, 2013 in these Controlled investments are as follows (amounts in thousands):

	Fair Value at December 31, 2012	Year Ended December 31, 2013			Fair Value at December 31, 2013	Year Ended December 31, 2013
		Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)
Controlled Investments						Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
KKR BPT Holdings Aggregator, LLC Structured Product	$—	$2,500	$—	$—	$2,500	$—	$—	$—	$—

Totals	$—	$2,500	$—	$—	$2,500	$—	$—	$—	$—

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

Abbreviations:

EUR - Euro; loan principal amount is denominated in Euros currency. €1 / US $1.377 as of December 31, 2013.

GBP - British Pound Sterling; loan principal amount is denominated in Pound Sterling. £1 / US $1.649 as of December 31, 2013.

NZD - New Zealand Dollar; loan principal amount is denominated in New Zealand Dollars. N$1 / US $0.816 as of December 31, 2013.

CA - Canada

FR - France

IE - Ireland

KY - Cayman Islands

LU - Luxembourg

MX - Mexico

NL - The Netherlands

NZ - New Zealand

SE - Sweden

SG - Singapore

UK - United Kingdom

L = LIBOR - London Interbank Offered Rate, typically 3-Month

PIK - Payment-in-kind; the issuance of additional securities by the borrowers to settle interest payment obligations.

See notes to consolidated financial statements.

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Condensed Consolidated Financial Statements (unaudited)

1.       Principal Business and Organization

Corporate Capital Trust, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on June 9, 2010. The Company is a non-diversified closed-end management investment company and it is regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “40 Act”). The Company’s investment objective is to provide its shareholders with current income and, to a lesser extent, long-term capital appreciation, by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of its advisors. The Company commenced business operations on June 17, 2011 and it commenced investment operations on July 1, 2011. The Company has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) and operates in a manner so as to qualify for the tax treatment applicable to RICs.

The Company is externally managed by CNL Fund Advisors Company (“CNL”) and KKR Credit Advisors (US) LLC, formerly known as KKR Asset Management LLC (“KKR”), (collectively, the “Advisors”), which are responsible for sourcing potential investments, analyzing and conducting due diligence on prospective investment opportunities, structuring investments and ongoing monitoring of the Company’s investment portfolio. Both Advisors are registered as investment advisers with the Securities and Exchange Commission (“SEC”). CNL also provides the administrative services necessary for the Company to operate.

The Company sold approximately 141 million shares of common stock through its initial continuous public offering (the “Initial Offering”). The Company is currently offering and selling shares of its common stock pursuant to a registration statement on Form N-2 (Registration No. 333-189544) (the “Follow-On Registration Statement”) covering its follow-on continuous public offering of up to 209 million shares of common stock for an approximate maximum offering amount of $2.3 billion (the “Follow-On Offering”). Initial Offering and Follow-On Offering are collectively referred to as the “Offerings.”

As of September 30, 2014, the Company had three wholly owned financing subsidiaries. CCT Funding LLC (“CCT Funding”) and Paris Funding LLC (“Paris Funding”) were established on July 15, 2011 and August 13, 2013, respectively, both of which are special purpose financing subsidiaries organized for the purpose of arranging secured, revolving credit facilities with banks and borrowing money to invest in portfolio companies. Halifax Funding LLC (“Halifax Funding”) was established on October 11, 2012 as a special purpose financing subsidiary for the purpose of entering into total return swaps (“TRS”). The Company has also formed FCF LLC and CCT Holdings LLC, taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for federal income tax purposes. The purpose of the Taxable Subsidiaries is to hold equity securities of portfolio companies organized as pass-through entities for U.S. tax purposes.

2.       Significant Accounting Policies

Basis of Presentation and Principles of Consolidation - The accompanying financial statements of the Company are prepared in accordance with the instructions to Form 10-Q and accounting principles generally accepted in the United States of America (“GAAP”). The unaudited condensed consolidated financial statements reflect all normal recurring adjustments, which are, in the opinion of management, necessary for the fair presentation of the Company’s results for the interim periods presented. The results of operations for interim periods are not indicative of results to be expected for the full year.

Amounts as of December 31, 2013 included in the unaudited condensed consolidated financial statements have been derived from the audited consolidated financial statements as of that date. Certain financial information that is normally included in annual financial statements, including certain financial statement footnotes, prepared in accordance with GAAP, is not required for interim reporting purposes and has been condensed or omitted herein. These financial statements should be read in conjunction with the Company’s financial statements and notes related thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 20, 2014. The condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries.

Use of Estimates - The preparation of condensed consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities at the date of the condensed consolidated financial statements, (ii) the reported amounts of income and expenses during the reported period and (iii) disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements. Actual results could differ from those estimates.

Cash and Cash Equivalents - Cash and cash equivalents consist of demand deposits, foreign currency, and highly liquid investments with original maturities of three months or less.

Valuation of Investments - The Company measures the value of its investments in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by the Financial Accounting Standards Board (“FASB”). Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC Topic 820, the Company considers its principal market to be the market that has the greatest volume and level of activity.

ASC Topic 820 defines hierarchical levels directly related to the amount of subjectivity associated with the inputs used to determine fair values of assets and liabilities. The hierarchical levels and types of inputs used to measure fair value for each level are described as follows:

Level 1 – Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and debt securities, publicly listed derivatives, money market/short term investment funds and foreign currency are generally included in Level 1. The Company does not adjust the quoted price for these investments.

Level 2 – Valuation inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from orderly transactions for similar investments in active markets between market participants and provided by reputable dealers or independent pricing services. In determining the value of a particular investment, independent pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments generally included in this category are corporate bonds and loans, convertible debt indexed to publicly listed securities, foreign currency forward contracts and certain over-the-counter derivatives.

Level 3 – Valuation inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments generally included in this category are total return swap agreements, illiquid corporate bonds and loans, common and preferred stock investments, and equity options that lack observable market pricing.

In certain cases, the inputs used to measure fair value may fall within different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Depending on the relative liquidity in the markets for certain investments, the Company may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available or reliable. The Company’s assessment of the significance of a particular input to the fair value measurement requires judgment, and the consideration of factors specific to the investment.

Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to the Company’s portfolio investments for which market quotations are not readily available, the Company’s board of directors is responsible for determining in good faith the fair value of the Company’s portfolio investments in accordance with the valuation policy and procedures approved by the board of directors, based on, among other things, the input of the Company’s Advisors and management, its audit committee, and independent third-party valuation firms.

The Company and the board of directors conduct its fair value determination process on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required. A determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been determined had a readily available market value existed for such investments, and the differences could be material. Further, such investments are generally less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment that does not have a readily available market value in a forced or liquidation sale, the Company could realize significantly less than the value recorded by the Company.

The Company and its Advisors undertake a multi-step valuation process each quarter for determining the fair value of the Company’s investments whose market prices are not readily available, as described below:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by KKR (internal valuation) and/or the Company’s independent third party valuation firm (external valuation), which provides a valuation range.

•	Valuation recommendations are formulated and documented by KKR and reviewed by KKR’s valuation committee. The KKR valuation committee then provides its valuation recommendation for each portfolio investment, along with supporting documentation, to CNL and the Company.

•	After the Company’s management has substantially completed its review, it then forwards the valuation recommendations and supporting documentation for audit committee review.

•	The Company’s board of directors then discusses the investment valuation recommendations with the Advisors and management and, based on those discussions and the related review process conducted by our audit committee, determines the fair value of these investments in good faith.

The valuation techniques used by the Company for the assets and liabilities that are classified as Level 3 in the fair value hierarchy are described below.

Senior Debt and Subordinated Debt: Senior debt and subordinated debt investments are valued at initial transaction price and are subsequently valued using (i) market data for similar instruments (e.g., recent transactions or indicative broker quotes), (ii) comparisons to benchmark derivative indices or (iii) valuation models. Valuation models are based on yield analysis and discounted cash flow techniques, where the key inputs are based on relative value analyses and the assignment of risk-adjusted discounted rates, based on the analysis of similar instruments from similar issuers. In addition, an illiquidity discount is applied where appropriate.

Equity/Other Investments: Equity/other investments are valued at initial transaction price and are subsequently valued using valuation models in the absence of readily observable market prices. Valuation models are generally based on (i) market and income (discounted cash flow) approaches, in which various internal and external factors are considered, and (ii) earnings before interest, taxes, depreciation and amortization (“EBITDA”) valuation multiples analysis. Factors include key financial inputs and recent public and private transactions for comparable investments. Key inputs used for the discounted cash flow approach include the weighted average cost of capital and assumed inputs used to calculate terminal values, such as EBITDA exit multiples. The fair value for a particular investment will generally be within the value range conclusions derived by the two approaches. Upon completion of the valuations conducted, an illiquidity discount is applied where appropriate.

Total Return Swaps: The Company values its TRS in accordance with the TRS agreements between its wholly owned subsidiary and the TRS counterparty, which collectively established the TRS. Pursuant to the TRS agreements, the value of the TRS is based on (i) the increase or decrease in the value of the TRS assets relative to the notional amounts, (ii) collected and accrued interest income and fee income, (iii) TRS financing costs on the TRS settled notional amount, and (iv) certain other expenses incurred under the TRS. The TRS assets are valued pursuant to the valuation algorithm specified in the TRS agreements, including reliance on indicative bid prices provided by independent third-party pricing services. Bid prices reflect the highest price that market participants may be willing to pay. On a quarterly basis, the Company’s management reviews, tests and compares (i) the indicative bid prices assigned to each TRS asset by the TRS counterparty with (ii) pricing inputs that are independently sourced by the Company’s management and/or its Advisors from third-party pricing services. Additionally, the Company’s management reviews the calculations of (i) collected and accrued interest, (ii) TRS financing costs, and (iii) realized gains and losses as included components of the TRS fair value. For additional disclosures on the Company’s TRS, including quantitative disclosures of the current period fair value components, refer to Note 4.

The Company utilizes several valuation techniques that use unobservable pricing inputs and assumptions in determining the fair value of its Level 3 investments. The valuation techniques, as well as the key unobservable inputs that have a significant impact on the Company’s Level 3 valuations, are described in Note 5. The unobservable pricing inputs and assumptions may differ by asset and in the application of the Company’s valuation methodologies. The reported fair value estimates could vary materially if the Company had chosen to incorporate different unobservable pricing inputs and other assumptions.

Security Transactions, Realized/Unrealized Gains or Losses, and Income Recognition - Investment transactions purchased on a secondary basis are recorded on the trade date. Loan originations are recorded on the funding date. The Company measures realized gains or losses from the repayment or sale of investments using the specific identification method. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. The amortized cost basis of investments includes (i) the original cost and (ii) adjustments for the accretion/amortization of market discounts and premiums, original issue discount and loan origination fees. The Company reports changes in fair value of investments as a component of net change in unrealized appreciation (depreciation) on investments in the condensed consolidated statements of operations.

Interest income is recorded on an accrual basis and includes amortization of premiums to par value and accretion of discounts to par value. Discounts and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method.

In its role as the Company’s investment sub-adviser, KKR or its affiliates may provide financial advisory services to portfolio companies and in return may receive fees for capital structuring services. KKR is obligated to remit to the Company any earned capital structuring fees based on the pro-rata portion of the Company’s investment in co-investment transactions and originated investments. These fees are generally non-recurring and are recognized as earned fee income by the Company upon the earlier of the investment commitment execution date or closing date. Loan origination, closing, commitment and other fees received by the Company directly or indirectly from borrowers in connection with the closing of investments are accreted over the contractual life of the debt investment as interest income based on the effective interest method. Upon prepayment of a debt investment, any prepayment penalties and unamortized loan fees and discounts are recorded as interest income.

Certain of the Company’s investments in debt securities contain a contractual payment-in-kind (“PIK”) interest provision. The PIK provisions generally feature the obligation or the option at each interest payment date of making interest payments in (i) cash, (ii) additional securities or (iii) a combination of cash and additional securities. PIK interest, computed at the contractual rate specified in the investment’s credit agreement, is accrued as interest income and recorded as interest receivable up to the interest payment date. On the interest payment dates, the Company will capitalize the accrued interest receivable attributable to PIK as additional principal due from the borrower. When additional PIK securities are received on the interest payment date, they typically have the same terms, including maturity dates and interest rates as the original securities issued. PIK interest generally becomes due at maturity of the investment or upon the investment being called by the issuer.

If the portfolio company valuation indicates the value of the PIK investment is not sufficient to cover the contractual PIK interest, the Company will not accrue additional PIK interest income and will record an allowance for any accrued PIK interest receivable as a reduction of interest income in the period the Company determines it is not collectible. PIK interest income is included in taxable income and could require the Company to make additional distributions to the Company’s shareholders to maintain the Company’s status as a RIC.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

Debt securities are placed on non-accrual status when principal or interest payments are at least 90 days past due or when there is reasonable doubt that principal or interest will be collected. Generally, accrued interest is reversed against interest income when a debt security is placed on non-accrual status. Interest payments received on debt securities on non-accrual status may be recognized as interest income or applied to principal based on management’s judgment. Debt securities on non-accrual status are restored to accrual status when past due principal and interest are paid and, in management’s judgment, such investments are likely to remain current on interest payment obligations. The Company may make exceptions to this treatment if the debt security has sufficient collateral value and is in the process of collection. The contractual interest associated with a debt security that has been placed on non-accrual status might increase taxable income, which could create an additional distribution requirement to the Company’s shareholders to maintain the Company’s status as a RIC.

Derivative Instruments - The Company’s derivative instruments include foreign currency forward contracts and the TRS. The Company recognizes all derivative instruments as assets or liabilities at fair value in its condensed consolidated financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result, the Company presents changes in fair value through net change in unrealized appreciation (depreciation) on derivative instruments in the condensed consolidated statements of operations. TRS unrealized appreciation (depreciation) is composed of the net accrued interest income and accrued TRS financing charges owed and the overall change in fair value of the TRS assets. Realized gains and losses that occur upon the cash settlement of the derivative instruments are included in net realized gain (loss) on derivative instruments in the condensed consolidated statements of operations. TRS realized gains and losses are composed of realized gains or losses on the TRS assets and the net interest and fees received or paid on the quarterly TRS settlement date.

Deferred Financing Costs - Financing costs, including upfront fees, commitment fees and legal fees related to the Company’s credit facilities, term loan and the TRS are deferred and amortized over the life of the related financing instrument using either the effective interest method or straight-line method. Unamortized deferred financing costs are included in prepaid and deferred expenses in the condensed consolidated statements of assets and liabilities. The amortization of deferred financing costs is included in interest expense in the condensed consolidated statements of operations.

Paid In Capital - The Company records the proceeds from the sale of its common stock on a net basis to (i) capital stock and (ii) paid in capital in excess of par value, excluding all commissions and marketing support fees.

Foreign Currency Translation, Transactions and Gains/Losses - Foreign currency amounts are translated into U.S. dollars on the following basis: (i) at the exchange rate on the last business day of the reporting period for the fair value of investment securities, other assets and liabilities; and (ii) at the prevailing exchange rate on the respective recording dates for the purchase and sale of investment securities, income, expenses, gains and losses.

Net assets and fair values are presented based on the applicable foreign exchange rates described above and the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held; therefore, fluctuations related to foreign exchange rate conversions are included with the net realized gain (loss) and unrealized appreciation (depreciation) on investments.

Net realized foreign exchange gains or losses arise from activity in foreign currency forward contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Company and the U.S. dollar equivalent of the amounts actually received or paid by the Company. Unrealized appreciation (depreciation) from currency translation for foreign currency forward contracts is included in net change in unrealized appreciation (depreciation) in derivative instruments in the condensed consolidated statements of operations and is included with unrealized appreciation (depreciation) on derivative instruments in the condensed consolidated statements of assets and liabilities. Unrealized appreciation (depreciation) from foreign currency translation for other receivables or payables is presented as net change in unrealized appreciation (depreciation) in foreign currency translation in the condensed consolidated statements of operations.

Management Fees - The Company accrues for the base management fee (recorded as investment advisory fees) and performance-based incentive fees, including (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. The Company records the liability for the incentive fee on capital gains based on a hypothetical liquidation of its investment portfolio at the end of each reporting period. Therefore, the accrual for incentive fee on capital gains includes the recognition of incentive fee on both net realized gains and net unrealized appreciation, if any, although any such incentive fee associated with net unrealized appreciation is neither earned nor payable to the Advisors until net unrealized appreciation is realized as net realized gains. Additionally, the determination of whether the accrued incentive fee on capital gains is earned and payable to the Advisors can only be made at the end of the calendar year. The two components of performance-based incentive fees are combined and expensed in the condensed consolidated statements of operations and accrued in the condensed consolidated statements of assets and liabilities as accrued performance-based incentive fees.

Offering Expenses - Continuous offering expenses, including reimbursement payments to the Advisors, but excluding commission and marketing support fees, are accumulated monthly and capitalized in the condensed consolidated statements of assets and liabilities as deferred offering expenses and then subsequently expensed over a 12-month period.

Earnings per Share - Earnings per share is calculated based upon the weighted average number of shares of common stock outstanding during the reporting period.

Distributions – Weekly distributions are generally declared by the Company’s board of directors each calendar quarter and recognized as a liability on the applicable record date. Distributions are paid monthly. The Company has adopted a distribution reinvestment plan that provides for reinvestment of distributions on behalf of shareholders. Shareholders who have elected to participate in the distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of common stock at a price per share equivalent to the public offering price, net of commissions and marketing support fees.

Federal Income Taxes - The Company has elected to be treated for federal income tax purposes, and intends to maintain its qualification, as a RIC under Subchapter M of the Code. Generally, a RIC is not subject to federal income taxes on distributed income and gains if it distributes at least 90% of its “Investment Company Taxable Income,” as defined in the Code. The Company intends to distribute sufficient dividends to maintain its RIC status each year and it does not anticipate paying a material level of federal income taxes.

The Company is generally subject to nondeductible federal excise taxes if it does not distribute to its shareholders an amount at least equal to the sum of (i) 98% of its net ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no federal income tax. The Company may, at its discretion, pay a 4% non-deductible federal excise tax on under-distribution of capital gains and taxable income.

The Taxable Subsidiaries hold certain of the Company’s portfolio investments. The Taxable Subsidiaries are consolidated for GAAP reporting purposes, and the portfolio investments held by such entities are included in the condensed consolidated financial statements. The Taxable Subsidiaries may generate income tax expense, or benefit, and related tax assets and liabilities. As a result, any such income tax expense, or benefit and the related tax assets and liabilities are recorded in the Company’s condensed consolidated financial statements. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes in its condensed consolidated financial statements the effect of a tax position when it is deemed more likely than not, based on the technical merits, that the position will be sustained upon examination. Tax benefits of positions not deemed to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. The Company did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25, Income Taxes – Overall –Recognition, nor did it have any unrecognized tax benefits as of the periods presented herein. Although the Company and the Taxable Subsidiaries file federal and state tax returns, their major tax jurisdiction is federal.

Permanent book and tax basis differences are reclassified among the Company’s capital accounts, as appropriate. Additionally, the tax character of distributions is determined in accordance with the Code which differs from GAAP.

Reclassifications - Certain prior period amounts in the condensed consolidated financial statements have been reclassified to conform to the current period presentation.

3.       Investments

The Company is engaged in a strategy to invest primarily in the debt of privately owned U.S. companies. The primary investment concentrations include (i) senior debt securities and (ii) subordinated debt securities. The Company’s investments may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Company may separately purchase common or preferred equity interests or limited partnership interests. The Company may also invest in structured products such as collateralized loan obligations. The fair value of the Company’s investments will generally fluctuate with, among other things, changes in prevailing interest rates, the general supply of, and demand for, debt capital among private and public companies, general domestic and global economic conditions, the condition of certain financial markets, developments or trends in any particular industry and changes in the financial condition and credit quality of each security’s issuer.

Investment purchases, sales and principal payments/paydowns are summarized below for the three and nine months ended September 30, 2014 and 2013. The purchase and sale amounts exclude short-term investments (i.e. money market fund investments) and derivative instruments (amounts in thousands).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Investment purchases, at cost	$449,447	$658,024	$1,260,847	$1,443,232
Investment sales, proceeds	48,067	133,874	442,624	422,376
Principal payments/paydown proceeds	101,692	18,333	351,163	78,029

As of September 30, 2014, debt investments on non-accrual status represented 0.2% of total investments on both an amortized cost basis and fair value basis. As of December 31, 2013, debt investments on non-accrual status represented 0.7% and 0.6% of total investments on an amortized cost basis and fair value basis, respectively.

As of September 30, 2014 and December 31, 2013, the Company’s investment portfolio consisted of the following (amounts in thousands):

	As of September 30, 2014
Asset Category	Amortized Cost		Fair Value	Percentage of Investment Portfolio	Percentage of Net Assets
Senior debt	$1,784,406		$1,792,285	74.3%	90.9%
Subordinated debt	479,375		476,939	19.8	24.2
Structured products	30,721		33,942	1.4	1.7
Equity/Other	100,584		107,972	4.5	5.5

Subtotal	2,395,086		2,411,138	100.0%	122.3

Short term investments	1,227		1,227		0.1

Total investments	$2,396,313		$2,412,365		122.4%

	As of December 31, 2013
Asset Category	Cost		Fair Value	Percentage of Investment Portfolio	Percentage of Net Assets
Senior debt	$1,452,592		$1,474,492	76.6%	103.1%
Subordinated debt	355,239	(1)	370,131	19.2	25.9
Structured products	55,520		55,575	2.9	3.9
Equity/Other	24,250		24,671	1.3	1.7

Subtotal	1,887,601		1,924,869	100.0%	134.6

Short term investments	149,903		149,903		10.5

Total investments	$2,037,504		$2,074,772		145.1%

(1)	This number has been corrected for a typographical error in the Company’s Form 10-K for the year ended December 31, 2013, as filed with the SEC on March 20, 2014, wherein it had been incorrectly reported as $305,239.

The industry composition, geographic dispersion, and local currencies of the Company’s investment portfolio at fair value, excluding short-term investments and derivative instruments, as of September 30, 2014 and December 31, 2013 was as follows:

Industry Composition	September 30, 2014	December 31, 2013
Consumer Durables & Apparel	20.4%	19.0%
Software & Services	9.5	7.7
Capital Goods	9.3	5.4
Retailing	9.3	10.6
Health Care Equipment & Services	8.4	9.3
Technology Hardware & Equipment	7.5	12.4
Energy	6.5	6.1
Diversified Financials	5.4	2.9
Materials	3.8	7.1
Commercial & Professional Services	3.4	3.5
Food, Beverage & Tobacco	3.4	5.2
Telecommunication Services	3.0	1.7
Media	1.9	3.5
Automobiles & Components	1.9	-
Consumer Services	1.9	0.2
Food & Staples Retailing	1.3	1.7
Insurance	1.1	3.5
Remaining Industries	2.0	0.2

Total	100.0%	100.0%

Geographic Dispersion (1)
United States	75.3%	76.9%
Sweden	5.1	5.9
United Kingdom	5.0	2.2
Luxembourg	4.1	4.4
Ireland	2.3	3.1
Netherlands	1.9	2.4
New Zealand	1.7	2.0
Australia	1.4	-
Cayman Islands	1.3	1.3
France	1.0	1.3
Remaining Countries	0.9	0.5

Total	100.0%	100.0%

Local Currency
U.S. Dollar	82.4%	84.0%
Euro	9.3	11.2
British Pound Sterling	4.6	2.0
New Zealand Dollar	1.7	2.0
Australian Dollar	1.4	-
Swedish Krona	0.6	0.8

Total	100.0%	100.0%

(1)	The geographic dispersion is determined by the portfolio company’s country of domicile or the jurisdiction of the security’s issuer.

4.	Derivative Instruments

The following is a summary of the fair value and location of the Company’s derivative instruments in the condensed consolidated statements of assets and liabilities (amounts in thousands):

		Fair Value
Derivative Instrument	Statement Location	September 30, 2014	December 31, 2013
Foreign currency forward contracts	Unrealized appreciation on derivative instruments	$28,100	$-
Foreign currency forward contracts	Unrealized depreciation on derivative instruments	(262)	(3,181)
TRS	Unrealized appreciation (depreciation) on derivative instruments	(1,019)	1,861

Total		$26,819	$(1,320)

Realized and unrealized gains and losses on derivative instruments recorded by the Company for the three and nine months ended September 30, 2014 and 2013 are in the following location in the condensed consolidated statements of operations (amounts in thousands):

		Realized Gains (Losses)
		Three Months Ended September 30,		Nine Months Ended September 30,
Derivative Instrument	Statement Location	2014	2013	2014	2013
Foreign currency forward contracts	Net realized loss on derivative instruments	$(1,486)	$(316)	$(4,658)	$(191)
TRS	Net realized gain on derivative instruments	938	7,314	3,332	9,839

Total		$(548)	$6,998	$(1,326)	$9,648

		Unrealized Gains (Losses)
		Three Months Ended September 30,		Nine Months Ended September 30,
Derivative Instrument	Statement Location	2014	2013	2014	2013
Foreign currency forward contracts	Net change in unrealized appreciation (depreciation) on derivative instruments	$32,950	$(4,343)	$31,019	$(2,946)
TRS	Net change in unrealized depreciation on derivative instruments	(1,510)	(5,120)	(2,880)	(511)

Total		$31,440	$(9,463)	$28,139	$(3,457)

Foreign Currency Forward Contracts:

The Company may enter into foreign currency forward contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies and to economically hedge the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are marked-to-market by recognizing the difference between the contract forward exchange rate and the forward market exchange rate on the last day of the current period as unrealized appreciation or depreciation. Realized gains or losses are recognized when forward contracts are settled. Risks arise as a result of the potential inability of the counterparties to meet the terms of their contracts; the Company attempts to limit counterparty risk by only dealing with well-known counterparties. The foreign currency forward contracts open at the end of the period are indicative of the volume of activity during the period.

As of September 30, 2014 and December 31, 2013, the details of the Company’s open foreign currency forward contracts were as follows (amounts in thousands):

September 30, 2014
Foreign Currency	Settlement Date	Counterparty	Amount and Transaction		US$ Value at Settlement Date	US$ Value at September 30, 2014	Unrealized Appreciation (Depreciation)
AUD	Oct. 9, 2015	State Street Bank and Trust	A$	36,489 Sold	$33,032	$31,140	$1,892
EUR	Oct. 9, 2014	State Street Bank and Trust		€3,575 Sold	4,865	4,516	349
EUR	Jan. 8, 2015	State Street Bank and Trust		€17,000 Sold	22,919	21,487	1,432
EUR	Jan. 8, 2015	State Street Bank and Trust		€43,500 Sold	59,608	54,982	4,626
EUR	Jan. 8, 2015	State Street Bank and Trust		€16,903 Sold	22,845	21,365	1,480
EUR	Jan. 8, 2015	State Street Bank and Trust		€1,153 Sold	1,559	1,458	101
EUR	Jan. 8, 2015	State Street Bank and Trust		€16,000 Sold	22,235	20,223	2,012
EUR	Jan. 8, 2015	State Street Bank and Trust		€11,100 Sold	15,114	14,030	1,084
EUR	Jan. 8, 2015	State Street Bank and Trust		€11,100 Sold	15,112	14,030	1,082
EUR	Jan. 8, 2015	State Street Bank and Trust		€3,650 Bought	4,875	4,613	(262)
EUR	Jan. 8, 2015	State Street Bank and Trust		€4,053 Sold	5,237	5,123	114
EUR	Jan. 11, 2016	J.P. Morgan Chase Bank		€5,400 Sold	7,413	6,876	537
EUR	Jan. 11, 2016	J.P. Morgan Chase Bank		€61,000 Sold	83,436	77,669	5,767
GBP	Oct. 9, 2014	State Street Bank and Trust		£23,598 Sold	40,390	38,254	2,136
GBP	Apr. 7, 2017	J.P. Morgan Chase Bank		£45,700 Sold	74,738	73,736	1,002
NZD	Oct. 9, 2014	State Street Bank and Trust	N$	46,650 Sold	40,520	36,392	4,128
NZD	Oct. 9, 2014	State Street Bank and Trust	N$	4,000 Sold	3,478	3,120	358

Total					$457,376	$429,014	$27,838

December 31, 2013
Foreign Currency	Settlement Date	Counterparty	Amount and Transaction		US$ Value at Settlement Date	US$ Value at December 31, 2013	Unrealized Appreciation (Depreciation)
EUR	Jan. 3, 2014	State Street Bank and Trust		€2,100 Sold	$2,745	$2,889	$(144)
EUR	Jan. 10, 2014	State Street Bank and Trust		€8,100 Sold	10,747	11,143	(396)
EUR	Jan. 8, 2015	State Street Bank and Trust		€17,000 Sold	22,919	23,402	(483)
EUR	Jan. 8, 2015	State Street Bank and Trust		€43,500 Sold	59,608	59,882	(274)
EUR	Jan. 8, 2015	State Street Bank and Trust		€2,100 Sold	2,899	2,891	8
GBP	Jan. 10, 2014	State Street Bank and Trust		£15,100 Sold	23,701	25,004	(1,303)
GBP	Jan. 10, 2014	State Street Bank and Trust		£8,498 Sold	13,484	14,071	(587)
NZD	Jul. 23, 2014	State Street Bank and Trust	N$	4,000 Sold	3,235	3,237	(2)

Total					$139,338	$142,519	$(3,181)

Unrealized gains or losses from investments denominated in foreign currencies that these open foreign currency forward contracts are designed to offset are included in unrealized appreciation (depreciation) on investments in the condensed consolidated statement of operations.

Equity Options:

The Company holds equity options in certain portfolio companies to enhance investment returns in connection with its primary lending activities. In purchasing options, the Company bears the risk of an unfavorable change in the value of the underlying equity interest. The equity options are recorded as investments at fair value in the condensed consolidated statements of assets and liabilities. The aggregate fair value of options as of September 30, 2014 and December 31, 2013 represented 0.7% and 1.1% of the Company’s net assets, respectively.

Total Return Swaps:

On November 15, 2012, Halifax Funding entered into the TRS with the Bank of Nova Scotia (“BNS” or “Counterparty”). The TRS arrangement with BNS consists of a set of TRS agreements. Pursuant to the TRS agreements, Halifax Funding may select a portfolio of single-name corporate loans and/or bonds (each, a “TRS asset” and together, the “TRS assets”) with a maximum aggregate notional amount of $500 million. Under the terms of the TRS agreements, each TRS asset included in the TRS portfolio constitutes a separate total return swap transaction, although all calculations, payments and transfers required to be made under the TRS agreements are calculated and treated on an aggregate basis, based upon all such transactions.

Halifax Funding receives quarterly from BNS (i) all collected interest and fees generated by the TRS assets and (ii) realized gains from the sale or principal payments/paydowns of TRS assets, if any. Halifax Funding pays to BNS (i) a financing charge on the TRS settled notional amount at a rate equal to the three-month LIBOR+0.80% per annum if the initial investment amount (i.e. posted collateral) equals or exceeds 50% of the TRS trade basis notional amount, or three-month LIBOR+1.00% if the initial investment amount is less than 50% of the TRS trade basis notional amount and (ii) realized losses, if any. In addition, upon the termination of the TRS arrangement, Halifax Funding will either receive from BNS any net realized gain, or pay to BNS any net realized loss, on the liquidation of TRS assets.

Halifax Funding posts collateral in the form of certificates of deposit held by a custodian. Generally, the required collateral amount is at least 40% of the notional amount of each TRS asset at the time that such TRS asset is confirmed for acquisition by the counterparty. Halifax Funding may be required to post additional collateral in the event the value of the TRS assets decreases below a specified amount. Halifax Funding is required to post additional collateral to ensure that the collateral’s market value, as solely determined by BNS, is at least equal to 25% of the value of the TRS portfolio.

The obligations of Halifax Funding under the TRS agreements are non-recourse to the Company and the Company’s exposure to the TRS is limited to its equity in Halifax Funding, which is generally equal to the collateral posted by Halifax Funding. The Company has no contractual obligation to post any collateral or to pay any financing charges to BNS. The Company may, but is not obligated to, increase its equity investment in Halifax Funding for the purpose of funding additional collateral or payment obligations for which Halifax Funding may become obligated during the term of the TRS agreements. If the Company does not make any such additional equity investment in Halifax Funding and Halifax Funding fails to meet its obligations under the TRS agreements, then BNS will have the right to terminate the TRS agreements and use the collateral posted by Halifax Funding with the custodian to offset any amount owed to BNS. Halifax Funding may terminate the TRS agreements at any time upon providing at least 30 days’ notice prior to the proposed settlement date of the TRS assets related to such termination. In the absence of an early termination, the TRS will terminate on January 15, 2016. In the event of an early termination of the TRS, Halifax Funding may be required to pay a make-whole fee based on a minimum spread amount to be earned by BNS over the life of the TRS agreements. Halifax Funding would have been required to pay an early termination fee of $5.24 million if the TRS had been terminated as of September 30, 2014.

As of September 30, 2014 and December 31, 2013, Halifax Funding had selected 33 and 20 underlying debt positions, respectively, and had posted $63.4 million and $37.5 million in collateral, respectively, which are recorded as collateral on deposit with custodian in the condensed consolidated statements of assets and liabilities. The following table reconciles the TRS settled notional amount, upon which the financing charge to BNS is based, to the total, or trade basis, notional amount as of September 30, 2014 and December 31, 2013 (amounts in thousands).

	September 30, 2014	December 31, 2013
Settled notional amount	$108,948	$54,829
Unsettled additions	3,745	23,759
Unsettled deletions	(2,590)	(18,677)

Total notional amount	$110,103	$59,911

The following table summarizes the fair value components of the TRS portfolio as of September 30, 2014 and December 31, 2013 (amounts in thousands):

	September 30, 2014	December 31, 2013
Interest and fee income	$1,688	$1,806
Financing charge	(184)	(103)
Net realized loss	(42)	(27)
Net unrealized appreciation/depreciation of TRS assets	(2,481)	185

TRS Total fair value	$(1,019)	$1,861

The following table summarizes the components of TRS realized gains (amounts in thousands).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Interest and fee income	$994	$5,305	$3,426	$9,080
Financing charge	(127)	(696)	(372)	(1,630)
Net realized gains	71	2,705	278	2,389

TRS Total realized gains	$938	$7,314	$3,332	$9,839

The following is a summary of the TRS assets (trade basis) as of September 30, 2014 (amounts in thousands):

Company (a)	Industry	Interest Rate	LIBOR Floor	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Senior Secured Loans - First Lien
Applied Systems, Inc.	Software & Services	L + 325	1.00%	1/25/2021	$3,451	$3,388	$(63)
Catalina Marketing Corp.	Media	L + 350	1.00%	4/9/2021	4,012	3,880	(132)
Ceridian Corp.	Commercial & Professional Services	L + 350	1.00%	9/14/2020	2,055	2,018	(37)
Ceridian Corp.	Commercial & Professional Services	L + 400		5/9/2017	1,970	1,952	(18)
CHG Companies, Inc.	Health Care Equipment & Services	L + 325	1.00%	11/19/2019	2,990	2,947	(43)
CTI Foods Holding Co., LLC	Food, Beverage & Tobacco	L + 350	1.00%	6/28/2020	3,998	3,958	(40)
Gymboree Corp.	Retailing	L + 350	1.50%	2/23/2018	2,834	2,078	(756)
iPayment, Inc.	Software & Services	L + 525	1.50%	5/8/2017	7,885	7,847	(38)
OneStopPlus Group	Consumer Durables & Apparel	L + 350	1.00%	3/18/2021	353	342	(11)
OpenLink Financial, Inc.	Software & Services	L + 500	1.25%	10/30/2017	824	818	(6)
The TelX Group, Inc.	Telecommunication Services	L + 350	1.00%	4/9/2020	4,002	3,916	(86)
Travelport, LLC	Software & Services	L + 500	1.00%	9/2/2021	3,950	3,991	41
Wilton Brands, LLC	Materials	L + 625	1.25%	8/30/2018	3,139	3,082	(57)
Learfield Communications, Inc.	Media	L + 350	1.00%	10/9/2020	3,983	3,874	(109)
Gypsum Management & Supply, Inc.	Capital Goods	L + 375	1.00%	4/1/2021	3,980	3,908	(72)
AssuredPartners, Inc.	Insurance	L + 350	1.00%	4/2/2021	4,000	3,918	(82)
California Pizza Kitchen, Inc.	Food & Staples Retailing	L + 425	1.00%	3/29/2018	3,835	3,814	(21)
BJ’s Wholesale Club, Inc.	Food & Staples Retailing	L + 350	1.00%	9/26/2019	3,985	3,905	(80)
CityCenter Holdings, LLC	Real Estate	L + 325	1.00%	10/16/2020	3,739	3,656	(83)
Harbor Freight Tools USA, Inc.	Capital Goods	L + 375	1.00%	7/26/2019	3,236	3,187	(49)
Emerald Expositions Holding, Inc.	Media	L + 375	1.00%	6/17/2020	3,803	3,727	(76)
First American Payment Systems, L.P.	Software & Services	L + 450	1.25%	10/12/2018	2,404	2,375	(29)
Hyland Software, Inc.	Software & Services	L + 375	1.00%	2/19/2021	1,984	1,953	(31)
Neiman Marcus Group, LLC	Retailing	L + 325	1.00%	10/25/2020	3,990	3,916	(74)
Hillman Group, Inc.	Capital Goods	L + 350	1.00%	6/30/2021	4,016	3,970	(46)
Caesars Entertainment Operating Co., Inc. (b)(c)	Consumer Services	L + 675		3/1/2017	3,745	3,643	(102)
Triple Point Technology, Inc.	Software & Services	L + 425	1.00%	7/10/2020	4,198	4,129	(69)

Total Senior Secured Loans - First Lien					92,361	90,192	(2,169)

Senior Secured Loans - Second Lien
Misys Ltd. (b)	Software & Services	12.00%		6/12/2019	2,898	3,131	233
NEP Group, Inc.	Media	L + 825	1.25%	7/22/2020	1,323	1,340	17
RedPrairie Corp.	Software & Services	L + 1000	1.25%	12/21/2019	5,550	5,113	(437)

Total Senior Secured Loans - Second Lien					9,771	9,584	(187)

Senior Secured Bonds
Artesyn Technologies, Inc.	Technology Hardware & Equipment	9.75%		10/15/2020	3,640	3,474	(166)
Hot Topic, Inc.	Consumer Durables & Apparel	9.25%		6/15/2021	3,675	3,728	53

Total Senior Secured Bonds					7,315	7,202	(113)

Subordinated Debt
Summit Materials, LLC	Materials	10.50%		1/31/2020	656	644	(12)

Total Subordinated Debt					656	644	(12)

TOTAL					$110,103	$107,622	$(2,481)

(a) Security may be an obligation of one or more entities affiliated with the named company.

(b) The investment is not a qualifying asset as defined in Section 55(a) under the 1940 Act.

(c) TRS asset position or portion thereof unsettled as of September 30, 2014.

The following is a summary of the TRS assets (trade basis) as of December 31, 2013 (amounts in thousands):

Company (a)	Industry	Interest Rate		LIBOR Floor	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Senior Secured Loans - First Lien
Avaya, Inc.	Technology Hardware & Equipment	L + 675		1.25%	3/31/2018	$2,573	$2,627	$54
Caraustar Industries, Inc. (c)	Materials	L + 625		1.25%	5/1/2019	3,648	3,626	(22)
Catalina Marketing Corp. (c)	Media	L + 425		1.00%	10/12/2020	3,526	3,532	6
Continental Building Products, LLC	Materials	L + 375		1.00%	8/28/2020	1,985	1,994	9
Data Device Corp. (c)	Capital Goods	L + 650		1.50%	7/11/2018	2,680	2,669	(11)
Greenway Medical Technologies	Health Care Equipment & Services	L + 500		1.00%	11/4/2020	2,475	2,462	(13)
Internet Brands, Inc. (c)	Media	L + 500		1.25%	3/18/2019	2,465	2,440	(25)
IPC Systems, Inc.	Technology Hardware & Equipment	L + 650		1.25%	7/31/2017	2,971	3,015	44
OneStopPlus Group (c)	Consumer Durables & Apparel	L + 450		1.00%	2/5/2020	7,294	7,285	(9)
Travelport, LLC (c)	Software & Services	L + 500		1.25%	6/26/2019	2,304	2,326	22
Wilton Brands, LLC (c)	Materials	L + 625		1.25%	8/30/2018	3,316	3,263	(53)

Total Senior Secured Loans - First Lien						35,237	35,239	2

Senior Secured Loans - Second Lien
Misys Ltd. (b)	Software & Services	12.00%			6/12/2019	2,898	3,232	334
NEP Group, Inc.	Media	L + 825		1.25%	7/22/2020	1,315	1,360	45
RedPrairie Corp.	Software & Services	L + 1000		1.25%	12/21/2019	1,830	1,743	(87)

Total Senior Secured Loans - Second Lien						6,043	6,335	292

Senior Secured Bonds
Artesyn Technologies, Inc. (b)	Technology Hardware & Equipment	9.75%			10/15/2020	3,640	3,640	-
Hot Topic, Inc.	Consumer Durables & Apparel	9.25%			6/15/2021	3,675	3,658	(17)
Pinnacle Agriculture Holdings, LLC	Materials	9.00%			11/15/2020	3,745	3,710	(35)

Total Senior Secured Bonds						11,060	11,008	(52)

Total Senior Debt						52,340	52,582	242

Subordinated Debt
Cequel Communications Holdings, LLC	Media	5.13%			12/15/2021	3,007	2,812	(195)
Commscope, Inc.	Technology Hardware & Equipment	6.63 7.38	% or % PIK		6/1/2020	3,908	4,064	156
Summit Materials, LLC	Materials	10.50%			1/31/2020	656	638	(18)

Total Subordinated Debt						7,571	7,514	(57)

TOTAL						$59,911	$60,096	$185

(a) Security may be an obligation of one or more entities affiliated with the named company.

(b) The investment is not a qualifying asset as defined in Section 55(a) under the 1940 Act.

(c) TRS asset position or portion thereof unsettled as of December 31, 2013.

5.	Fair Value of Financial Instruments

The Company’s investments were categorized in the fair value hierarchy as follows as of September 30, 2014 and December 31, 2013 (amounts in thousands):

	September 30, 2014
Description	Level 1	Level 2	Level 3	Total
Senior debt	$-	$922,741	$869,544	$1,792,285
Subordinated debt	-	240,449	236,490	476,939
Structured products	-	-	33,942	33,942
Equity/Other	-	7,406	100,566	107,972

Subtotal	-	1,170,596	1,240,542	2,411,138
Short term investments	1,227	-	-	1,227

Total investments	$1,227	$1,170,596	$1,240,542	$2,412,365

Derivative Instruments	Level 1	Level 2	Level 3	Total
Assets
Foreign currency forward contracts	$-	$28,100	$-	$28,100
Liabilities
Total return swaps	-	-	(1,019)	(1,019)
Foreign currency forward contracts	-	(262)	-	(262)

Total	$-	$27,838	$(1,019)	$26,819

	December 31, 2013

Description	Level 1	Level 2	Level 3	Total
Senior debt	$-	$863,216	$611,276	$1,474,492
Subordinated debt	-	198,210	171,921	370,131
Structured products	-	-	55,575	55,575
Equity/Other	-	-	24,671	24,671

Subtotal	-	1,061,426	863,443	1,924,869
Short term investments	149,903	-	-	149,903

Total investments	$149,903	$1,061,426	$863,443	$2,074,772

Derivative Instruments	Level 1	Level 2	Level 3	Total
Assets
Total return swaps	$-	$-	$1,861	$1,861
Liabilities
Foreign currency forward contracts	-	(3,181)	-	(3,181)

Total	$-	$(3,181)	$1,861	$(1,320)

There were no transfers between Level 1 and Level 2 during the nine months ended September 30, 2014 and the year ended December 31, 2013.

The carrying value of cash and foreign currency is classified as Level 1 with respect to the fair value hierarchy. The carrying values of the Company’s collateral on deposit with custodian, term loan and revolving credit facilities approximate their fair value and are classified as Level 2 with regards to the fair value hierarchy.

At September 30, 2014, the Company held 56 distinct investment positions that were classified as Level 3, representing an aggregate fair value of $1.24 billion and 51.4% of the total investment portfolio. At December 31, 2013, the Company held 30 distinct investment positions that were classified as Level 3, representing an aggregate fair value of $863.44 million and 41.6% of the total investment portfolio. The ranges of unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of September 30, 2014 and December 31, 2013 were as follows (amounts in thousands):

As of September 30, 2014
Asset Group	Fair Value (1)(2)	Valuation Techniques (3)	Unobservable Inputs	Range (Weighted Average) (4)	Impact to Valuation from an Increase in Input (5)
Senior Debt	$869,544	Discounted Cash Flow	Discount Rate	6.90% - 16.80% (11.20%)	Decrease
			Market Yield	5.68% - 16.26% (8.35%)	Decrease
			Yield Premium	0.00% - 6.50% (2.01%)	Decrease
			Weighted Average Cost of Capital	7.00% - 17.45% (11.04%)	Decrease
			EBITDA Multiple	4.25x - 18.50x (8.57x)	Increase
			Tangible Book Value Multiple	1.65x (1.65x)	Increase
			Interest Rate Volatility	25.00% (25.00%)	Decrease
Subordinated Debt	226,461	Discounted Cash Flow	Discount Rate	12.05% - 19.50% (14.05%)	Decrease
			Market Yield	7.93% - 16.74% (9.47%)	Decrease
			Yield Premium	3.80% (3.80%)	Decrease
			Weighted Average Cost of Capital	10.30% - 19.50% (14.04%)	Decrease
			EBITDA Multiple	6.50x - 12.80x (9.50x)	Increase
			Interest Rate Volatility	25.00% (25.00%)	Decrease
	9,367	Option Pricing Model	EBITDA Multiple	10.60x (10.60x)	Increase
			Implied Volatility	45.00% (45.00%)	Increase
			Risk Free Rate	0.99% (0.99%)	Increase
			Term	3.25 years (3.25 years)	Increase
	662	Market Comparables	EBITDA Multiple	3.80x (3.80x)	Increase
Structured Products	33,942	Discounted Cash Flow	Discount Rate	10.80% - 14.50% (11.16%)	Decrease
Equity/Other	49,325	Market Comparables	EBITDA Multiple	6.50x - 10.50x (8.12x)	Increase
			Revenue Multiple	0.18x (0.18x)	Increase
	4,960	Option Pricing Model	EBITDA Multiple	10.60x - 12.80x (12.63x)	Increase
			Implied Volatility	21.86% - 45.00% (31.04%)	Increase
			Risk Free Rate	0.99% - 2.60% (1.35%)	Increase
			Term	3.25 years - 10.00 years (4.01 years)	Increase
			Yield	0.00% - 5.00% (0.05%)	Decrease
			Additional Discounts	20.00% - 88.10% (47.55%)	Decrease
	44,593	Net Asset Value	Underlying Assets/Liabilities	N/A	Increase
	1,688	Discounted Cash Flow	Discount Rate	12.20% - 13.10% (12.98%)	Decrease
Total	$1,240,542

As of December 31, 2013
Asset Group	Fair Value (1)(2)	Valuation Techniques (3)	Unobservable Inputs	Range (Weighted Average) (4)	Impact to Valuation from an Increase in Input (5)
Senior Debt	$611,276	Discounted Cash Flow	Discount Rate	7.36% - 14.37% (11.12%)	Decrease
			Market Yield	5.92% - 10.60% (8.58%)	Decrease
			Yield Premium	0.00% - 4.00% (2.31%)	Decrease
			Weighted Average Cost of Capital	6.60% - 14.20% (10.61%)	Decrease
			EBITDA Multiple	5.00x - 9.50x (8.08x)	Increase
Subordinated Debt	171,921	Discounted Cash Flow	Discount Rate	11.26% - 15.51% (14.77%)	Decrease
			Market Yield	6.30% - 11.92% (11.12%)	Decrease
			Yield Premium	4.00% (4.00%)	Decrease
			Weighted Average Cost of Capital	7.70% - 15.20% (14.36%)	Decrease
			EBITDA Multiple	7.50x - 12.00x (9.25x)	Increase
Structured Products	3,359	Broker Quote	Bid Price	101.50 (101.50)	Increase
	52,216	Discounted Cash Flow	Discount Rate	11.34% (11.34%)	Decrease
Equity/Other – Common Stock	7,061	Market Comparables	EBITDA Multiple	8.90x - 10.00x (9.02x)	Increase
Equity/Other – Equity Options	15,256	Discounted Cash Flow	EBITDA Multiple	9.75x (9.75x)	Increase
			Discount Rate	12.00% (12.00%)	Decrease
Equity/Other – Overriding Royalty Interest	2,354	Discounted Cash Flow	Discount Rate	13.71% (13.71%)	Decrease
Total	$863,443

(1)	The TRS was valued in accordance with the TRS agreements as discussed in Note 2. See Note 4 for quantitative disclosures of the current period determinations of the fair value of the TRS.
(2)	Certain investments may be valued at cost for a period of time after an acquisition as the best indicator of fair value.
(3)	For the assets and investments that have more than one valuation technique, the Company may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0 – 100%. Indicative broker quotes obtained for valuation purposes are reviewed by the Company relative to other valuation techniques.
(4)	Weighted average amounts are based on the estimated fair values.
(5)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

The above tables represent the significant unobservable inputs as they relate to the Company’s determination of fair values for the majority of its investments categorized within Level 3 as of September 30, 2014 and December 31, 2013. In addition to the techniques and inputs noted in the table above, according to the Company’s valuation policy, it may also use other valuation techniques and methodologies when determining the fair value estimates for the Company’s investments. Any significant increases or decreases in the unobservable inputs would result in significant increases or decreases in the fair value of the Company’s investments.

Investments that do not have a readily available market value are valued utilizing a market approach, an income approach (i.e. discounted cash flow approach), or both approaches, as appropriate. The market comparables approach uses prices, including third-party indicative broker quotes, and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) that are discounted based on a required or expected discount rate to derive a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account to determine the fair value of its investments include, as relevant: available current market data, including an assessment of the credit quality of the security’s issuer, relevant and applicable market trading and transaction comparables, applicable market yields and multiples, illiquidity discounts, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, data derived from mergers and acquisitions activities for comparable companies, and enterprise values, among other factors.

The following tables provide reconciliations for the three and nine months ended September 30, 2014 of investments for which Level 3 inputs were used in determining fair value (amounts in thousands):

	Three Months Ended September 30, 2014
	Senior	Subordinated	Structured	Equity/	Total Return
	Debt	Debt	Products	Other	Swaps	Total
Fair Value Balance as of July 1, 2014	$801,501	$190,221	$36,053	$61,047	$491	$1,089,313
Additions (1)	111,235	58,655	-	42,455	-	212,345
Net realized gains (2)	311	-	-	-	938	1,249
Net change in unrealized appreciation (depreciation) (3)	(9,838)	(12,408)	(2,111)	1,641	(1,510)	(24,226)
Sales or repayments (4)	(34,315)	(336)	-	(4,577)	(938)	(40,166)
Net discount accretion	650	358	-	-	-	1,008
Transfers into Level 3	-	-	-	-	-	-

Fair Value Balance as of September 30, 2014	$869,544	$236,490	$33,942	$100,566	$(1,019)	$1,239,523

Change in net unrealized appreciation (depreciation) in investments still held as of September 30, 2014 (3)	$(9,089)	$(9,182)	$(2,111)	$1,641	$(1,510)	$(20,251)

	Nine Months Ended September 30, 2014
	Senior	Subordinated	Structured	Equity/	Total Return
	Debt	Debt	Products	Other	Swaps	Total
Fair Value Balance as of January 1, 2014	$611,276	$171,921	$55,575	$24,671	$1,861	$865,304
Additions (1)	409,176	82,085	-	80,706	-	571,967
Net realized gains (losses) (2)	605	466	(199)	-	3,332	4,204
Net change in unrealized appreciation (depreciation) (3)	2,066	(9,864)	3,165	7,319	(2,880)	(194)
Sales or repayments (4)	(155,201)	(9,041)	(24,597)	(4,601)	(3,332)	(196,772)
Net discount accretion (premium amortization)	1,622	923	(2)	-	-	2,543
Transfers out of Level 3	-	-	-	(7,529)	-	(7,529)
Transfers into Level 3	-	-	-	-	-	-

Fair Value Balance as of September 30, 2014	$869,544	$236,490	$33,942	$100,566	$(1,019)	$1,239,523

Change in net unrealized appreciation (depreciation) in investments still held as of September 30, 2014 (3)	$3,251	$(6,453)	$3,199	$7,319	$(2,880)	$4,436

(1)	Includes increases in the cost basis of investments resulting from new and add-on portfolio investments or the capitalization of PIK interest.
(2)	Included in net realized gain (loss) in the condensed consolidated statements of operations.
(3)	Included in net change in unrealized appreciation/depreciation in the condensed consolidated statements of operations.
(4)	Includes principal payments/paydowns on debt investments, collection of PIK interest, TRS settlement payments, proceeds from sales of investments and distributions received on equity investments classified as return of capital.

The following tables provide reconciliations for the three and nine months ended September 30, 2013 of investments for which Level 3 inputs were used in determining fair value (amounts in thousands):

	Three Months Ended September 30, 2013
	Senior	Subordinated	Equity/	Total Return
	Debt	Debt	Other	Swaps	Total
Fair Value Balance as of July 1, 2013	$165,663	$11,814	$624	$5,958	$184,059
Additions (1)	237,706	122,127	20,013	-	379,846
Net realized gains (2)	58	-	-	7,314	7,372
Net change in unrealized appreciation (depreciation) (3)	4,171	1,712	40	(5,120)	803
Sales or repayments (4)	(1,629)	-	-	(7,314)	(8,943)
Net discount accretion	62	30	-	-	92
Transfers out of Level 3	(7,840)	-	-	-	(7,840)

Fair Value Balance as of September 30, 2013	$398,191	$135,683	$20,677	$838	$555,389

Change in net unrealized appreciation (depreciation) in investments still held as of September 30, 2013 (3)	$4,164	$1,712	$40	$(5,119)	$771

	Nine Months Ended September 30, 2013
	Senior	Subordinated	Equity/	Total Return
	Debt	Debt	Other	Swaps	Total
Fair Value Balance as of January 1, 2013	$86,591	$6,208	$453	$1,349	$94,601
Additions (1)	340,525	128,065	20,013	-	488,603
Net realized gains (2)	118	-	-	9,839	9,957
Net change in unrealized appreciation (depreciation) (3)	3,551	1,381	211	(511)	4,632
Sales or repayments (4)	(8,030)	-	-	(9,839)	(17,869)
Net discount accretion	711	29	-	-	740
Transfers out of Level 3	(25,275)	-	-	-	(25,275)

Fair Value Balance as of September 30, 2013	$398,191	$135,683	$20,677	$838	$555,389

Change in net unrealized appreciation (depreciation) in investments still held as of September 30, 2013 (3)	$4,112	$1,381	$211	$(511)	$5,193

(1)	Includes increases in the cost basis of investments resulting from new and add-on portfolio investments and the capitalization of PIK interest.
(2)	Included in net realized gain (loss) in the condensed consolidated statements of operations.
(3)	Included in net change in unrealized appreciation/depreciation in the condensed consolidated statements of operations.
(4)	Includes principal repayments on debt investments, collection of PIK interest, TRS settlement payments and sales of debt investments.

No securities were transferred into the Level 3 hierarchy and one was transferred out of the Level 3 hierarchy during the nine months ended September 30, 2014. Seven securities were transferred out of the Level 3 hierarchy during the nine months ended September 30, 2013. These investments were transferred at fair value as of the beginning of the quarter in which they were transferred. The classification transfers between Level 3 and Level 2 were based on the observed changes in liquidity based on information supplied by a third party pricing source, whereby such liquidity information is routinely reviewed no less frequently than monthly. All realized and unrealized gains and losses are included in earnings and are reported as separate line items within the Company’s condensed consolidated statements of operations.

6.	Agreements and Related Party Transactions

CNL, certain CNL affiliates, and KKR receive compensation for advisory services and/or reimbursement of expenses in connection with (i) the performance and supervision of administrative services (ii) investment advisory activities, and (iii) the offering of the Company’s common stock.

CNL Securities Corp., an affiliate of CNL, serves as the managing dealer of the Company’s Offerings and in connection therewith receives selling commissions of up to 7% of gross offering proceeds and a marketing support fee of up to 3% of gross offering proceeds. All or any portion of these fees may be reallowed to participating brokers as determined by CNL Securities Corp. The Company will pay a maximum sales load of 10% of gross offering proceeds for all combined selling commissions and marketing support fees.

The Company is a party to an investment advisory agreement with CNL, as amended (the “Investment Advisory Agreement”) for the overall management of the Company’s investment activities. The Company and CNL have entered into a sub-advisory agreement with KKR (the “Sub-Advisory Agreement”), under which KKR is responsible for the day-to-day management of the Company’s investment portfolio. CNL compensates KKR for advisory services that it provides to the Company with 50% of the base management fees and performance-based incentive fees that CNL receives under the Investment Advisory Agreement. CNL earns a base management fee equal to an annual rate of 2% of the Company’s average gross assets as of the end of the two most recently completed months and it is computed and paid monthly. The computation of gross assets includes TRS unrealized depreciation or appreciation and collateral posted with custodian in connection with TRS, and excludes deferred offering expense. CNL also earns a performance-based incentive fee that is comprised of the following two parts:

(i) a subordinated incentive fee on pre-incentive fee net investment income, that is paid quarterly if earned, and it is computed as the sum of (A) 100% of quarterly pre-incentive fee net investment income in excess of 1.75% of average adjusted capital up to a limit of 0.4375% of average adjusted capital, and (B) 20% of pre-incentive fee net investment income in excess of 2.1875% of average adjusted capital and

(ii) an incentive fee on capital gains that is paid annually if earned, and it is equal to 20% of (A) all realized gains on a cumulative basis from inception, net of (1) all realized losses on a cumulative basis, (2) unrealized depreciation at year end and (3) disregarding any net realized gains associated with the TRS interest spread (which represents the difference between (a) the interest and fees received on total return swaps, and (b) the financing fees paid to the TRS counterparty), and subtracting (B) the aggregate amount of any previously paid incentive fee on capital gains.

The terms of the Investment Advisory Agreement entitle CNL (and indirectly KKR) to receive up to 5% of gross proceeds in connection with the Offerings as reimbursement for organization and offering expenses incurred by the Advisors on behalf of the Company. Through the completion of the Initial Offering, the Advisors were reimbursed $0.90 million for organization expenses and $10.84 million for offering expenses. At the conclusion of the Initial Offering, the final reimbursement rate for organization and offering expenses was 0.8% of gross offering proceeds. During the nine months ended September 30, 2014, the offering expense reimbursement rate for the Follow-On Offering was 0.9% of gross offering proceeds.

Under the terms of the Investment Advisory Agreement, the Advisors are entitled to reimbursement of certain expenses incurred on behalf of the Company in connection with its investment operations and investment transactions.

The Company is a party to an administrative services agreement with CNL (the “Administrative Services Agreement”) whereby CNL performs, and oversees the performance of, various administrative services on behalf of the Company. Administrative services may include transfer agency oversight and supervisory services, shareholder communication services, general ledger accounting services, calculating the Company’s net asset value, maintaining required corporate and financial records, financial reporting for the Company and its subsidiaries, internal audit services, reporting to the Company’s board of directors and lenders, preparing and filing income tax returns, preparing and filing SEC reports, preparing, printing and disseminating shareholder reports, overseeing the payment of the Company’s expenses and shareholder distributions, administering the quarterly share repurchase programs, compliance services, and management and oversight of service providers in their performance of administrative and professional services rendered for the Company. CNL may also enter into agreements with its affiliates for the performance of select administrative services. The Company reimburses CNL for the professional services and expenses it incurs in performing its administrative obligations on behalf of the Company. CNL also receives reimbursement payments from the Company for professional services provided by certain officers of the Company.

On June 7, 2011, the Company entered into an Expense Support and Conditional Reimbursement Agreement, as amended (the “Expense Support Agreement”), with CNL and KKR pursuant to which CNL and KKR jointly and severally agreed to pay to the Company certain operating expenses (an “Expense Support Payment”) during the period between June 17, 2011 through June 30, 2012. During the term of the Expense Support Agreement, the Company received Expense Support Payments from its Advisors in the cumulative amount of $2.97 million. The Company made reimbursement payments of $1.14 million and $1.83 million to its Advisors during the nine months ended September 30, 2014 and 2013, respectively. All reimbursement payments to the Advisors were accrued as of December 31, 2013 and as of September 30, 2014, all Expense Support Payments received from the Advisors have been repaid by the Company.

Related party fees, expenses and reimbursement of expenses incurred by the Company in the three and nine months ended September 30, 2014 and 2013 are summarized below (amounts in thousands):

		Three Months Ended September 30,		Nine Months Ended September 30,
Related Party	Source Agreement & Description	2014	2013	2014	2013
CNL Securities Corp.	Managing Dealer Agreement: Selling commissions and marketing support fees	$19,495	$23,054	$51,195	$62,832

CNL and KKR	Investment Advisory Agreement: Base management fees (investment advisory fees)	12,561	8,098	34,506	19,449

CNL and KKR	Investment Advisory Agreement: Subordinated incentive fee on income(1)	6,763	1,707	11,926	1,707

CNL and KKR	Investment Advisory Agreement: Incentive fee on capital gains(2)	-	-	-	-

CNL and KKR	Investment Advisory Agreement: Organization and offering expenses reimbursement(3)	1,585	2,464	4,961	6,456

KKR	Investment Sub-Advisory Agreement: Investment expenses reimbursement	226	-	683	-

CNL	Administrative Services Agreement: Administrative and compliance services(4)	511	414	1,574	1,104

(1)	Subordinated incentive fees on income are included in performance-based incentive fees in the condensed consolidated statements of operations. During the nine months ended September 30, 2014, $10.44 million of subordinated incentive fees on income were paid to the Advisors, of which $5.28 million was recorded as a payable to the Advisors as of December 31, 2013. As of September 30, 2014, a subordinated incentive fee on income of $6.76 million was payable to the Advisors. The Company did not pay any subordinated incentive fees on income during the nine months ended September 30, 2013.

(2)	Incentive fees on capital gains are included in performance-based incentive fees in the condensed consolidated statements of operations. The following table provides additional details for the incentive fee on capital gains for the nine months ended September 30, 2014 and 2013 (amounts in thousands):

Incentive Fee on Capital Gains for the Nine Months Ended September 30,	2014	2013
Accrued incentive fee on capital gains as of January 1,	$11,128	$2,087
Incentive fee on capital gains expense during the nine months ended September 30,	3,399	4,321
Less: Incentive fee on capital gains paid to the Advisors during the nine months ended September 30,	(2,323)	-

Accrued incentive fee on gains as of September 30,	12,204	6,408
Less: Incentive fee on capital gains unearned by the Advisors as of September 30,	(12,204)	(6,408)

Incentive fee on capital gains earned by and payable to the Advisors as of September 30,	$-	$-

(3)	The following table provides additional details for the organization and offering expenses reimbursement (amounts in thousands):

Organization and Offering Expenses Reimbursement for the Nine Months Ended September 30,	2014	2013
Offering expenses reimbursement payable as of January 1,	$240	$437
Additional offering expenses deferred during the nine months ended September 30,	4,961	6,456
Offering expenses reimbursements payable as of September 30,	(342)	(717)

Offering expenses reimbursements paid to the Advisors during the nine months ended September 30,	$4,859	$6,176

Outstanding unreimbursed offering expenses as of September 30,	$-	$582

(4)	Includes $0.16 million and $0.11 million for reimbursement payments to CNL for services provided to the Company for its Chief Compliance Officer and Chief Financial Officer for the three months ended September 30, 2014 and 2013, respectively, and $0.49 million and $0.33 million for reimbursement payments to CNL for services provided to the Company for its Chief Compliance Officer and Chief Financial Officer for the nine months ended September 30, 2014 and 2013, respectively.

KKR is obligated to remit to the Company any earned capital structuring fees based on the Company’s pro-rata portion of the co-investment transaction or originated investment in which the Company participates. KKR remitted capital structuring fees to the Company of $0.23 million and $1.21 million during the three and nine months ended September 30, 2014, respectively, and $6.43 million and $7.37 million during the three and nine months ended September 30, 2013, respectively. As of September 30, 2014, KKR owed an additional $0.68 million of capital structuring fees to the Company, which is recorded as receivable from advisors in the condensed consolidated statements of assets and liabilities.

Indemnification - The Investment Advisory Agreement and the Sub-Advisory Agreement provide certain indemnification to the Advisors, their directors, officers, persons associated with the Advisors, and their affiliates. The managing dealer agreement provides certain indemnification to the managing dealer and each participating broker and their respective officers, directors, partners, employees, associated persons, agents and control persons. In addition, the Company’s Articles of Incorporation provide certain indemnifications to its officers, directors, agents and certain other persons. As of September 30, 2014, management believes that the risk of incurring any losses for such indemnification is remote.

7.      Earnings Per Share

The following information sets forth the computation of basic and diluted net increase in net assets from operations per share (earnings per share) (amounts in thousands, except share and per share amounts).

Basic and Diluted Net Increase (Decrease) in Net Assets Per Share
	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net increase in net assets resulting from operations	$21,835	$34,774	$102,683	$61,611
Weighted average shares outstanding	186,785,383	115,304,666	167,389,712	93,148,769
Diluted and Basic Earnings Per Share (1)	$0.12	$0.30	$0.61	$0.66

(1)	Diluted and basic net increase in net assets from operations per share were equivalent in each period because there were no common stock equivalents outstanding in each period.

8.      Distributions

The Company’s board of directors declared distributions for 39 record dates in each of the nine months ended September 30, 2014 and 2013. Declared distributions are paid monthly. The total of declared distributions and the sources of declared distributions for the nine months ended September 30, 2014 and 2013 are presented in the tables below (amounts in thousands, except per share amounts).

Nine Months Ended September 30, 2014	Per Share	Amount	Allocation
For the three months ended March 31, 2014 (12 record dates)	$0.180	$26,763
For the three months ended June 30, 2014 (13 record dates)	0.201	33,170
For the three months ended September 30, 2014 (14 record dates)	0.217	40,387

Total Declared Distributions for the nine months ended September 30, 2014	$0.598	$100,320	100.0%
From Net Investment Income	$0.494	$82,834	82.6
From Realized Gains	0.068	11,473	11.4
Distributions in Excess of Net Investment Income	0.036	6,013	6.0

Nine Months Ended September 30, 2013	Per Share	Amount	Allocation
For the three months ended March 31, 2013 (13 record dates)	$0.195	$13,735
For the three months ended June 30, 2013 (13 record dates)	0.195	17,807
For the three months ended September 30, 2013 (13 record dates)	0.195	22,262

Total Declared Distributions for the nine months ended September 30, 2013	$0.585	$53,804	100.0%
From Net Investment Income	$0.334	$30,695	57.1
From Realized Gains	0.176	16,206	30.1
Distributions in Excess of Net Investment Income	0.075	6,903	12.8

Sources of distributions, other than net investment income and realized gains, include (i) the ordinary income component of prior year tax basis undistributed earnings and (ii) required adjustments to GAAP net investment income in the current period to determine taxable income available for distributions. The following table summarizes the primary sources of differences between (i) GAAP net investment income and (ii) taxable income available for distributions; these tax-related adjustments represent additional distribution coverage for the distributions in excess of net investment income for the nine months ended September 30, 2014 and 2013 (amounts in thousands).

Nine Months Ended September 30,	2014	2013
Ordinary income component of tax basis undistributed earnings	$3,531	$819
Estimated unearned performance-based incentive fee	3,399	3,543
Offering expenses	5,351	4,492
Net change in unrealized depreciation on total return swaps	(2,880)	(511)
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	31,019	(2,946)

Total (1)	$40,420	$5,397

(1)	The above table does not present all adjustments to calculate taxable income available for distributions. A final determination of taxable income, taxable income available for distributions and the tax classification of the full calendar year paid distributions is made annually at the end of the year.

For the nine months ended September 30, 2014, the tax-related sources of distributions of $40.42 million were substantially greater than the distributions in excess of net investment income of $6.01 million. As a result, the Company estimates that none of the distributions declared during the nine months ended September 30, 2014 would be classified as a tax basis return of capital. The Company may, at its discretion, pay a 4% non-deductible federal excise tax on under-distribution of capital gains and taxable income. Although the tax-related sources of distributions of $5.40 million for the nine months ended September 30, 2013 were less than the distributions in excess of net investment income of $6.90 million for the same period, none of the distributions for the full 2013 calendar year were classified as a tax basis return of capital.

On September 26, 2014, the Company’s board of directors declared distributions of $0.015483 per share for eight record dates beginning on October 7, 2014 through and including November 25, 2014.

9.	Share Transactions

The following table summarizes the total shares issued and proceeds received in connection with the Company’s Offerings for the nine months ended September 30, 2014 and 2013 (amounts in thousands, except share and per share amounts).

	Nine Months Ended September 30,
	2014		2013
	Shares	Amount	Shares	Amount
Gross Proceeds from Offerings	49,031,534	$ 549,847	61,616,518	$ 676,812
Commissions and Marketing Support Fees	-	(51,195)	-	(62,832)

Net Proceeds to Company	49,031,534	498,652	61,616,518	613,980
Reinvestment of Distributions	5,052,427	51,383	2,728,786	27,215

Net Proceeds from Offerings	54,083,961	$ 550,035	64,345,304	$ 641,195

Average Net Proceeds Per Share	$10.17		$9.96

As of September 30, 2014, the Company has sold 197,787,586 shares of common stock through the Offerings, including reinvestment of distributions, for total gross proceeds of $2.16 billion.

The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company currently limits the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the issuance of shares of its common stock under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. The Company limits repurchases in each quarter to 2.5% of the weighted average number of shares of common stock outstanding in the prior four calendar quarters. The Company’s board of directors may amend, suspend or terminate the share repurchase program upon 30 days’ notice.

The following table is a summary of the share repurchases completed during the nine months ended September 30, 2014 (amounts in thousands, except share and per share amounts):

Repurchase Date	Total Number of Shares Offered to Repurchase	Total Number of Shares Repurchased	Total Consideration	No. of Shares Repurchased /Total Offer	Price Paid per Share
March 3, 2014	2,612,555	323,324	$3,233	12%	$10.00
June 2, 2014	3,091,175	307,909	3,116	10%	10.12
August 29, 2014	3,550,268	615,007	6,242	17%	10.15

Total	9,253,998	1,246,240	$12,591	13%

10.	Financial Highlights

The following per share data and financial ratios have been derived from information provided in the unaudited condensed consolidated financial statements. The following is a schedule of financial highlights for one share of common stock during the nine months ended September 30, 2014 and 2013.

	Nine Months Ended September 30,
	2014	2013
OPERATING PERFORMANCE PER SHARE
Net Asset Value, Beginning of Period	$10.00	$9.75
Net Investment Income, Before Expense Support/Reimbursement(1)	0.49	0.34
Expense Support/Reimbursement(1)	—	(0.01)

Net Investment Income(1)	0.49	0.33
Net Realized and Unrealized Gains (Losses)(1)(2)	0.15	0.38

Net Increase Resulting from Investment Operations	0.64	0.71

Distributions from Net Investment Income(3)	(0.49)	(0.33)
Distributions from Realized Gains(3)	(0.07)	(0.18)
Distributions in Excess of Net Investment Income(3)(4)	(0.04)	(0.08)

Net Decrease Resulting from Distributions to Common Shareholders	(0.60)	(0.59)

Issuance of Common Stock Above Net Asset Value(5)	0.02	0.05
Repurchases of Common Stock(6)	—	—

Net Increase Resulting from Capital Share Transactions	0.02	0.05

Net Asset Value, End of Period	$10.06	$9.92

INVESTMENT RETURNS
Total Investment Return-Net Price(7)	4.9%	6.7%
Total Investment Return-Net Asset Value(8)	6.7%	7.9%

RATIOS/SUPPLEMENTAL DATA (all amounts in thousands, except ratios)
Net Assets, End of Period	$1,970,241	$1,257,844
Average Net Assets(9)	$1,689,396	$919,575
Average Borrowings(9)	$524,996	$251,700
Shares Outstanding, End of Period	195,862	126,804
Weighted Average Shares Outstanding	167,390	93,149

Ratios to Average Net Assets:(9)
Total Operating Expenses Before Expense Support/Reimbursement	4.72%	4.31%
Total Operating Expenses After Expense Support/Reimbursement	4.72%	4.43%
Net Investment Income	4.90%	3.34%
Total Investment Income	9.63%	7.77%
Portfolio Turnover Rate	22%	39%
Asset Coverage Ratio(10)	4.14	3.47

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The amount shown at this caption is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.

(3)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period; distributions per share are rounded to the nearest $0.01.
(4)	See Note 8 for further information on the sources of distributions from other than net investment income and realized gains.
(5)	The continuous issuance of common stock may cause an incremental increase in net asset value per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share by the Company in excess of net asset value per share on each subscription closing date. The per share data was derived by computing (i) the sum of (A) the number of shares issued in connection with subscriptions and/or distribution reinvestment on each share transaction date times (B) the differences between the net proceeds per share and the net asset value per share on each share transaction date, divided by (ii) the total shares outstanding at the end of the period.
(6)	The per share impact of the Company’s repurchase of common stock is a reduction to net asset value of less than $0.01 per share during the applicable period.
(7)	Total investment return-net price is a measure of total return for shareholders who purchased the Company’s common stock at the beginning of the period, including distributions declared during the period. Total investment return-net price is based on (i) the purchase of one share at the public offering price, net of sales load, on the first day of the period, (ii) the sale at the net asset value per share on the last day of the period, of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) distributions payable relating to one share, if any, on the last day of the period. The total investment return-net price calculation assumes that (i) monthly cash distributions are reinvested in accordance with the Company’s distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan are issued at the then current public offering price, net of sales load, on each monthly distribution payment date. Since there is no public market for the Company’s shares, the terminal sales price per share is assumed to be equal to the net asset value per share on the last day of the period presented. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. Investment performance is presented without regard to sales load that may be incurred by shareholders in the purchase of the Company’s shares of common stock.
(8)	Total investment return-net asset value is a measure of the change in total value for shareholders who held the Company’s common stock at the beginning and end of the period, including distributions declared during the period. Total investment return-net asset value is based on (i) net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period, of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) distributions payable relating to one share, if any, on the last day of the period. The total investment return-net asset value calculation assumes that (i) monthly cash distributions are reinvested in accordance with the Company’s distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan are issued at the then current public offering price, net of sales load, on each monthly distribution payment date. Since there is no public market for the Company’s shares, terminal market value per share is assumed to be equal to net asset value per share on the last day of the period presented. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. Investment performance is presented without regard to sales load that may be incurred by shareholders in the purchase of the Company’s shares of common stock.
(9)	The computation of average net assets and average borrowings during the period is based on the daily value of net assets and borrowing balances, respectively. Ratios are not annualized.
(10)	Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period. For purposes of the asset coverage ratio test applicable to the Company as a business development company, the Company regards the TRS total notional amount at the end of the period, less the total amount of cash collateral posted by Halifax Funding under the TRS, as a senior security. These data are presented in Note 4 of the condensed consolidated financial statements.

11.	Borrowings

The Company’s outstanding borrowings as of September 30, 2014 and December 31, 2013 were as follows (dollar amounts in thousands):

	As of September 30, 2014			As of December 31, 2013
	Total Aggregate Principal Amount Committed	Outstanding Borrowings	Remaining Years Until Maturity	Total Aggregate Principal Amount Committed	Outstanding Borrowings	Remaining Years Until Maturity
Deutsche Bank Credit Facility(1)	$340,000	$5,000	0.3	$265,000	$264,440	0.9
BNP Credit Facility(1)	200,000	180,450	1.0	200,000	123,000	1.0
Senior Secured Revolving Credit Facility(1)	490,000(2)	-	2.9	320,000(2)	319,949(3)	3.7

Total credit facilities	1,030,000	185,450		785,000	707,389
2014 Senior Secured Term Loan	398,000	396,132(4)	4.6	-	-

Total borrowings	$1,428,000	$581,582		$785,000	$707,389

(1)	Subject to borrowing base and leverage restrictions.
(2)	Provides a feature that allows the Company, under certain circumstances, to increase the size of the Senior Secured Revolving Credit Facility to a maximum of $900 million and $600 million as of September 30, 2014 and December 31, 2013, respectively.
(3)	Includes $108.68 million denominated in Euros and $33.72 million denominated in New Zealand Dollars.
(4)	Comprised of outstanding principal of $398 million, net of unaccreted original issue discount of $1.87 million.

The weighted average stated interest rate and weighted average remaining years to maturity of the Company’s outstanding borrowings as of September 30, 2014 were 3.28% and 3.5 years, respectively, and as of December 31, 2013 were 2.45% and 2.2 years, respectively.

Deutsche Bank Credit Facility

On January 28, 2014, CCT Funding, Deutsche Bank AG, New York Branch, (“Deutsche Bank”), and the other lenders party thereto entered into an amendment (the “Fourth Amendment”) to the multi-lender, revolving credit facility (“the Deutsche Bank Credit Facility”) that CCT Funding originally entered into with Deutsche Bank on August 22, 2011. The Fourth Amendment provided for, among other things, an increase in the maximum borrowings under the Tranche B1 Loans from $65 million to $140 million. The Fourth Amendment also extended the maturity date of the Tranche B1 Loans to January 28, 2015. As amended, the Tranche B1 Loans bear interest at three-month LIBOR plus 1.80%.

Interest on the Deutsche Bank Credit Facility is incurred in a range of LIBOR plus 1.80% to 2.33%. CCT Funding also pays an annual commitment fee on any unused commitment amounts of 0.50% to 0.75%. The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Deutsche Bank Credit Facility for the three and nine months ended September 30, 2014 and 2013 were as follows (amounts in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Direct interest expense	$22	$1,115	$2,233	$3,385
Unused commitment fees	516	142	905	298
Amortization of deferred financing costs	213	113	576	442

Total interest expense	$751	$1,370	$3,714	$4,125

Weighted average interest rate	2.1%	2.2%	2.3%	2.2%
Average borrowings	$4,402	$198,897	$128,727	$206,492

BNP Credit Facility

In 2013, the Company entered into a committed facility arrangement (the “BNP Credit Facility) with BNP Paribas Prime Brokerage, Inc. (“BNP”) under which the Company may borrow up to $200 million. The Company subsequently assigned the agreements under the BNP Credit Facility to Paris Funding. Paris Funding has the right to prepay loans under the BNP Credit Facility in whole or in part at any time. BNP can recall the loans under the BNP Credit Facility with 364 days’ notice.

Paris Funding pledges certain of its assets as collateral to secure borrowings under the BNP Credit Facility. As of September 30, 2014, Paris Funding had investments with a fair value of $303.03 million pledged as collateral under the BNP Credit Facility. Interest is charged at the rate of one month LIBOR plus 1.10% and is payable monthly. Paris Funding also pays an annual commitment fee on any unused commitment amounts of 0.55% or 0.75%, depending on utilization levels. The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the BNP Credit Facility for the three and nine months ended September 30, 2014 and 2013 were as follows (amounts in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Direct interest expense	$307	$347	$847	$394
Unused commitment fees	200	133	631	151
Amortization of deferred financing costs	—	115	208	136

Total interest expense	$507	$595	$1686	$681

Weighted average interest rate	1.3%	1.3%	1.3%	1.3%
Average borrowings	$95,993	$105,707	$88,990 (1)	$99,324 (1)

(1)	Average borrowings are calculated since the inception of the facility, or June 12, 2013.

Under the terms of the BNP Credit Facility, BNP has the ability to borrow a portion of the pledged collateral (“Rehypothecated Securities”), subject to certain limits. Paris Funding may receive a fee from BNP in connection with Rehypothecated Securities meeting certain criteria. Paris Funding may designate any security within the pledged collateral as ineligible to be a Rehypothecated Security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Paris Funding to BNP. Paris Funding may recall any Rehypothecated Security at any time and BNP must, to the extent commercially reasonable, return such security or equivalent security within a commercially reasonable period. In the event BNP does not return the security, Paris Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any outstanding borrowings owed to BNP under the BNP Credit Facility. Rehypothecated Securities are marked-to-market daily and if the value of all Rehypothecated Securities exceeds 100% of the outstanding borrowings owed by Paris Funding under the BNP Credit Facility, BNP may either reduce the amount of Rehypothecated Securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Paris Funding will continue to receive interest and the scheduled repayment of principal balances on Rehypothecated Securities.

Senior Secured Revolving Credit Facility

In September 2013, the Company entered into a revolving credit facility (the “Senior Secured Revolving Credit Facility”) with certain lenders and JPMorgan Chase Bank, N.A., acting as administrative agent. The Senior Secured Revolving Credit Facility consists of loans to be made in U.S. dollars and other foreign currencies in an aggregate amount of $490 million as of September 30, 2014, with an “accordion” feature that allows the Company, under certain circumstances, to increase the size of the facility to a maximum of $900 million. Availability under the Senior Secured Revolving Credit Facility will terminate on September 4, 2016 and the outstanding loans under the Senior Secured Revolving Credit Facility will mature on September 4, 2017. The Senior Secured Revolving Credit Facility is secured by substantially all of the Company’s portfolio investments and its cash and securities accounts, excluding those held by CCT Funding, Paris Funding and Halifax Funding, and provides for a guarantee by certain other subsidiaries of the Company.

The stated borrowing rate under the Senior Secured Revolving Credit Facility is generally based on LIBOR plus an applicable spread of 2.50% or, with respect to borrowings in foreign currencies, on a base interest rate applicable to such currency borrowing plus an applicable spread of 2.50%. The Company also pays an annual commitment fee on any unused commitment amounts between 0.375% and 1.00%, depending on utilization levels. The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Senior Secured Revolving Credit Facility for the three and nine months ended September 30, 2014 and 2013 were as follows (amounts in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Direct interest expense	$—	$95	$2,670	$95
Unused commitment fees	1,254	82	2,069	82
Amortization of deferred financing costs	330	65	890	65

Total interest expense	$1,584	$242	$5,629	$242

Weighted average interest rate	— %	2.7%	3.2%	2.7%
Average borrowings	$—	$48,772 (1)	$112,236	$48,772 (1)

(1)	Average borrowings are calculated since the inception of the facility, or September 4, 2013.

2014 Senior Secured Term Loan

On May 20, 2014, the Company entered into a new senior secured term loan credit facility (the “2014 Senior Secured Term Loan”) with certain lenders and JPMorgan Chase Bank, N.A., as administrative agent. The 2014 Senior Secured Term Loan initially provided the Company with $398 million in gross proceeds. The 2014 Senior Secured Term Loan matures in May 2019, and generally bears interest at LIBOR plus 3.25% (with a LIBOR floor of 0.75%). The 2014 Senior Secured Term Loan includes an accordion feature permitting the Company to expand the facility if certain conditions are satisfied; provided, however, that the aggregate amount of the 2014 Senior Secured Term Loan is limited to the amount as determined from time to time which would not cause the covered debt amount (i.e., the Company’s aggregate debt under both the 2014 Senior Secured Term Loan and the Senior Secured Revolving Credit Facility, other permitted debt and certain other unsecured debt) to exceed the borrowing/collateral base.

Maturities of the 2014 Senior Secured Term Loan for the remainder of 2014 and each of the next four years and thereafter as of September 30, 2014 were as follows (amounts in thousands):

2014	$1,000
2015	4,000
2016	4,000
2017	4,000
2018	4,000
Thereafter	381,000

$398,000

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the 2014 Senior Secured Term Loan for the three and nine months ended September 30, 2014 were as follows (amounts in thousands):

	Three Months Ended	Nine Months Ended
	September 30, 2014	September 30, 2014
Direct interest expense	$4,078	$5,945
Unused commitment fees	94	132
Amortization of deferred financing costs	273	378

Total interest expense	$4,445	$6,455

Weighted average interest rate	4.2%	4.2%
Average borrowings	$398,989	$399,298(1)

(1)	Average borrowings for the 2014 Senior Secured Term Loan for nine months ended September 30, 2014 are calculated since the inception of the facility, or May 20, 2014.

In connection with each of the credit facilities and 2014 Senior Secured Term Loan, the Company has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. As of both September 30, 2014 and December 31, 2013, the Company believes it was in compliance with the covenant requirements for all of its credit facilities and term loan.

12.	Commitments and Contingencies

Unfunded commitments to provide funds to portfolio companies are not recorded in the Company’s condensed consolidated statements of assets and liabilities. The Company’s unfunded commitments may be significant from time to time. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company intends to use cash flow from scheduled and early principal repayments and proceeds from borrowings and common stock offerings to fund these commitments. As of September 30, 2014, the Company’s unfunded commitments consisted of the following (amounts in thousands):

Category / Company (a)	Amount $
Term Loans
Z Gallerie	33,254
Waste Pro	36,681

Unfunded Term Loans	$69,935

Delayed Draw Loans
Pacific Union Financial, LLC	19,503
Marshall Retail Group, LLC	1,188

Unfunded Delayed Draw Loans	$20,692

Equity Investments
Orchard Marine, Ltd.	49,100
Star Mountain SMB Multi-Manager Credit Platform, LP	67,172
Hyperion Homes, Inc.	40,660
KKR BPT Holdings Aggregator, LLC	17,500

Unfunded Equity Commitments	$174,432

Total Unfunded Commitments	$265,059

(a)    May be commitments to one or more entities affiliated with the named company.

In the normal course of business, the Company may enter into guarantees on behalf of portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. The Company has no such guarantees outstanding at September 30, 2014 and December 31, 2013.

13.	Income Taxes

During the nine months ended September 30, 2014, the Company recorded federal and state deferred income tax benefits related to its Taxable Subsidiaries resulting in a net deferred tax asset of approximately $1.30 million, which was primarily comprised of net operating losses and unrealized depreciation in the investments. The Company recorded a valuation allowance against the full amount of the deferred tax asset because as of September 30, 2014, it believed that it was more likely than not that the deferred tax asset would not be realized in future periods. For the nine months ended September 30, 2014, the Taxable Subsidiaries had an effective tax rate of zero.

14.	Subsequent Events

On October 14, 2014, the Company filed a tender offer statement with the SEC on Schedule TO. The Company is offering to repurchase up to 4,000,694 shares of its common stock at a cash price of $10.06 per share, with an expiration of 5:00 p.m., Central Time, November 26, 2014.

On October 29, 2014, the Company filed a shelf registration statement with the SEC on Form N-2. The shelf registration statement has not yet been declared effective by the SEC. The shelf registration statement provides for the Company to offer, from time to time, up to $750 million of its securities, on terms to be determined at the time of each such offering.

On November 6, 2014, Halifax Funding entered into an amendment (the “First Amendment”) to its BNP Credit Facility. Among other things, the First Amendment allows BNP to terminate the BNP Credit Facility with 29 days’ notice if BNP’s long-term credit rating has declined to a level three or more notches below its highest rating by S&P, Moody’s or Fitch. The First Amendment also revises the annual commitment fee on any unused commitment amounts to 0.40% or 0.50%, depending on utilization levels.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Corporate Capital Trust, Inc.:

Orlando, Florida

We have audited the accompanying consolidated statements of assets and liabilities of Corporate Capital Trust, Inc. and subsidiaries (the “Company”), including the consolidated schedules of investments, as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2013 and the consolidated financial highlights for the years ended December 31, 2013 and 2012 and the period from June 17, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 and 2012, by correspondence with the custodians, or loan agents; where replies were not received we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Corporate Capital Trust, Inc. and subsidiaries as of December 31, 2013 and 2012, and the results of their operations, changes in their net assets, and their cash flows for each of the three years in the period ended December 31, 2013 and the financial highlights for the years ended December 31, 2013 and 2012 and the period from June 17, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche

San Francisco, CA

March 20, 2014

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

	December 31, 2013	December 31, 2012
Assets
Investments, at fair value (amortized cost of $2,037,504 and $704,630) - including $244,981 and $— of investments pledged to creditors (Note 11)	$2,074,772	$710,871
Cash	85,987	306
Cash denominated in foreign currency (cost $218 and $—, respectively)	218	—
Collateral on deposit with custodian	37,501	87,974
Dividends and interest receivable	25,613	9,258
Receivable for investments sold	46,469	37,704
Principal receivable	795	463
Unrealized appreciation on derivative instruments	1,861	1,358
Deferred offering expense	3,394	2,146
Prepaid and deferred expenses	4,576	244

Total assets	2,281,186	850,324

Liabilities
Revolving credit facilities	$707,389	$159,620
Payable for investments purchased	101,014	72,435
Accrued performance-based incentive fees	16,412	2,087
Shareholders’ distributions payable	14,923	—
Accrued investment advisory fees	3,825	1,434
Unrealized depreciation on derivative instruments	3,181	156
Accrued reimbursement of expense support	1,136	1,830
Accrued directors’ fees	74	10
Other accrued expenses and liabilities	2,798	1,268

Total liabilities	850,752	238,840

Net Assets
Common stock, $0.001 par value per share, 1,000,000,000 shares authorized, 143,024,102 and 62,728,439 shares issued and outstanding at December 31, 2013 and December 31, 2012, respectively	143	63
Paid-in capital in excess of par value	1,401,767	607,351
Distributions in excess of net investment income	(5,896)	(3,375)
Accumulated net unrealized appreciation on investments, derivative instruments and foreign currency translation	34,420	7,445

Net assets	$1,430,434	$611,484

Net asset value per share	$10.00	$9.75

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Year ended December 31,
	2013	2012	2011
Investment income
Interest income	$105,571	$34,210	$956
Fee income	13,803	1,270	—
Dividend income	199	103	3

Total investment income	119,573	35,583	959

Operating expenses
Investment advisory fees	30,089	9,193	347
Performance-based incentive fees	16,033	1,981	283
Interest expense	9,285	2,874	86
Offering expense	6,502	1,209	—
Administrative services	2,049	1,061	184
Professional services	1,432	1,092	233
Organization expenses	—	896	—
Custodian and accounting fees	561	202	115
Director fees and expenses	374	181	82
Other	2,177	962	152

Total operating expenses	68,502	19,651	1,482
Reimbursement of expense support	1,136	1,830	—
Expense support	—	(1,590)	(1,376)

Net expenses	69,638	19,891	106

Net investment income	49,935	15,692	853

Realized and unrealized gain (loss):
Net realized gain on investments	20,042	3,479	5
Net realized gain (loss) on derivative instruments	9,135	(433)	—
Net realized gain (loss) on foreign currency transactions	(1,130)	(6)	—
Net change in unrealized appreciation/depreciation on investments	31,027	5,763	479
Net change in unrealized appreciation/depreciation on derivative instruments	(2,522)	1,202	—
Net change in unrealized appreciation/depreciation on foreign currency translation	(1,530)	(43)	45

Net realized and unrealized gain	55,022	9,962	529

Net increase in net assets resulting from operations	$104,957	$25,654	$1,382

Net Investment Income Per Share	$0.48	$0.50	$0.67

Diluted and Basic Earnings Per Share	$1.00	$0.82	$1.09

Weighted Average Shares Outstanding	104,505,667	31,394,766	1,269,117

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets

(in thousands, except share amounts)

	Year Ended December 31,
	2013	2012	2011
Operations
Net investment income	$49,935	$15,692	$853
Net realized gain on investments, derivative instruments and foreign currency transactions	28,047	3,040	5
Net change in unrealized appreciation on investments, derivative instruments and foreign currency translation	26,975	6,922	524

Net increase in net assets resulting from operations	104,957	25,654	1,382

Distributions to shareholders from
Net investment income	(49,935)	(15,698)	(853)
Realized gains	(28,047)	(3,040)	(3)
Distributions in excess of net investment income (Note 8)	(9,023)	(4,584)	—

Net decrease in net assets resulting from shareholders distributions	(87,005)	(23,322)	(856)

Capital share transactions
Issuance of shares of common stock	770,595	532,863	64,171
Reinvestment of shareholders distributions	36,605	11,832	266
Repurchase of shares of common stock	(6,202)	(706)	—

Net increase in net assets resulting from capital share transactions	800,998	543,989	64,437

Total increase in net assets	818,950	546,321	64,963
Net assets at beginning of year	611,484	65,163	200

Net assets at end of year	$1,430,434	$611,484	$65,163

Capital share activity
Shares issued from subscriptions	77,259,720	54,520,455	7,021,920
Shares issued from reinvestment of distributions	3,664,801	1,207,704	29,024
Shares repurchased	(628,858)	(72,886)	—

Net increase in shares outstanding	80,295,663	55,655,273	7,050,944

Undistributed (distributions in excess of) net investment income at end of year	$(5,896)	$(3,375)	$6

Dividends Declared Per Share	$0.83	$0.76	$0.37

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2013	2012	2011
Operating Activities:
Net increase in net assets resulting from operations	$104,957	$25,654	$1,382
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(2,090,370)	(991,952)	(106,811)
Increase in payable for investments purchased	28,618	47,660	24,759
Paid-in-kind interest	(9,318)	(270)	—
Proceeds from sales of investments	807,216	358,598	481
Proceeds from principal payments	117,879	51,932	295
Net realized gain on investments	(20,042)	(3,479)	(5)
Net change in unrealized appreciation on investments	(31,027)	(5,763)	(479)
Net change in unrealized (appreciation) depreciation on derivative instruments	2,522	(1,202)	—
Net change in unrealized (appreciation) depreciation on foreign currency translation	1,530	43	(45)
Amortization of premium/discount - net	(1,539)	(145)	45
Amortization of deferred financing cost	1,178	152	—
Increase in short-term investments, net	(136,700)	(5,488)	(7,715)
Decrease (increase) in collateral on deposit with custodian	50,473	(87,974)	—
Increase in dividend and interest receivable	(16,331)	(8,185)	(1,056)
Increase in receivable for investments sold	(8,749)	(37,704)	—
Increase in principal receivable	(332)	(403)	(59)
Decrease (increase) in receivable from advisors	—	565	(565)
Increase in other assets	(1,307)	(2,155)	(110)
Increase in accrued investment advisory fees	2,391	1,274	161
Increase in accrued performance-based incentive fees	14,325	1,805	283
Increase in accrued directors’ fees	64	10	—
Increase in other accrued expenses and liabilities	771	2,933	152

Net cash used in operating activities	(1,183,791)	(654,094)	(89,287)

Financing Activities:
Proceeds from issuance of shares of common stock	770,595	532,863	64,171
Payment on repurchase of shares of common stock	(6,202)	(706)	—
Distributions paid	(35,477)	(11,888)	(191)
Borrowings under credit facilities	710,560	189,000	25,340
Repayments of credit facility	(164,400)	(54,720)	—
Deferred financing costs paid	(5,386)	(149)	(233)

Net cash provided by financing activities	1,269,690	654,400	89,087

Net increase (decrease) in cash	85,899	306	(200)
Cash and cash denominated in foreign currency, beginning of period	306	—	200

Cash and cash denominated in foreign currency, end of period	$86,205	$306	$—

Supplemental disclosure of cash flow information and non-cash financing activities:
Cash paid for interest	$7,450	$2,482	$28

Distributions reinvested	$36,605	$11,832	$266

Deferred financing costs accrued in other accrued expenses and liabilities	$65	$—	$—

Distributions payable	$14,923	$—	$399

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2013

(in thousands, except share amounts)

Company (a)	Industry	Investments	Interest Rate	EURIBOR/ LIBOR Floor	Maturity Date	No. Shares/ Principal Amount (b)	Cost (c)	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments(d)—134.6%
Algeco/Scotsman (LU)(e)	Consumer Durables & Apparel	Senior Debt(f) Subordinated Debt(f)(g)(h)	15.75% PIK 10.75%		5/1/2018 10/15/2019	$26,464 179	$26,243 181	$27,787 189	1.9 0.0	% %

							26,424	27,976	1.9%
Allen Systems Group, Inc.	Software & Services	Senior Debt(g)(h)	10.50%		11/15/2016	106	73	57	0.0%
American Casino & Entertainment Properties, LLC	Consumer Services	Senior Debt	L + 1000	1.25%	1/3/2020	1,832	1,897	1,915	0.1%
American Rock Salt Co., LLC	Materials	Senior Debt(g)(h)	8.25%		5/1/2018	9,690	9,051	9,763	0.7%
Angelica Corp.	Health Care Equipment & Services	Senior Debt(j)	L + 875	1.25%	7/15/2019	50,869	50,869	50,512	3.5%
Applied Systems, Inc.	Software & Services	Senior Debt(i)	L + 725	1.00%	6/8/2017	5,895	5,969	5,932	0.4%
Artesyn Technologies, Inc.	Technology Hardware & Equipment	Senior Debt(f)(g)	9.75%		10/15/2020	3,567	3,567	3,745	0.3%
Arysta Lifescience SPC, LLC	Food, Beverage & Tobacco	Senior Debt(f)(i)	L + 700	1.25%	11/30/2020	16,305	16,150	16,606	1.2%
Aspen Dental Management, Inc.	Health Care Equipment & Services	Senior Debt(i)	L + 550	1.50%	10/6/2016	6,053	6,005	6,008	0.4%
Avaya, Inc.	Technology Hardware & Equipment	Senior Debt(i)	L + 675	1.25%	3/31/2018	33,909	33,105	34,468	2.4%
		Senior Debt(g)(i)	7.00%		4/1/2019	3,722	3,436	3,648	0.3%
		Senior Debt(g)	9.00%		4/1/2019	7,048	7,035	7,365	0.5%

							43,576	45,481	3.2%
Bluestem Brands, Inc.	Consumer Durables & Apparel	Senior Debt(i)(k)	L + 650	1.00%	12/6/2018	57,731	55,422	57,154	4.0%
Brake Bros Ltd. (UK)(e)	Food & Staples Retailing	Senior Debt(f)(GBP)	L + 325, 3.00% PIK		3/12/2017	£8,650	12,049	13,661	1.0%
Catalina Marketing Corp.	Media	Senior Debt(i)	L + 425	1.00%	10/12/2020	$5,215	5,273	5,295	0.4%
CDW Corp.	Technology Hardware & Equipment	Subordinated Debt(f)	12.54%		10/12/2017	1,879	1,986	1,964	0.1%
Cemex Materials, LLC	Materials	Subordinated Debt(g)(h)	7.70%		7/21/2025	23,312	22,941	24,128	1.7%
Cemex S.A.B. de C.V. (MX)(e)	Materials	Senior Debt(f)	L + 450		2/14/2017	3,441	3,222	3,411	0.2%
Cengage Learning Acquisitions, Inc.	Media	Senior Debt(i)(l)	L + 550		7/5/2017	$2,701	$2,036	$2,119	0.2%
		Senior Debt(g)(h)(l)	11.50%		4/15/2020	12,154	12,398	9,738	0.7%

							14,434	11,857	0.9%
Cequel Communications Holdings, LLC	Media	Subordinated Debt(g)(h)	5.13%		12/15/2021	5,000	4,834	4,688	0.3%
Ceridian Corp.	Commercial & Professional Services	Subordinated Debt(h)	11.00%		3/15/2021	16,201	17,574	18,672	1.3%
CHG Companies, Inc.	Health Care Equipment & Services	Senior Debt(i)	L + 775	1.25%	11/19/2020	10,485	10,363	10,669	0.7%
Commscope, Inc.	Technology Hardware & Equipment	Subordinated Debt(g)(h)	6.63% or 7.38% PIK		6/1/2020	5,000	4,976	5,200	0.4%
CompuCom Systems, Inc.	Software & Services	Subordinated Debt(g)(h)	7.00%		5/1/2021	9,847	9,566	9,773	0.7%
Continental Building Products, LLC	Materials	Senior Debt(i)	L + 375	1.00%	8/28/2020	9,203	9,159	9,221	0.6%
		Senior Debt(i)(k)	L + 775	1.00%	2/26/2021	19,378	19,509	19,475	1.4%

							28,668	28,696	2.0%
ConvaTec Healthcare E SA (LU)(e)	Health Care Equipment & Services	Subordinated Debt(f)(g)(h)	8.25% or 9.00% PIK		1/15/2019	2,545	2,521	2,605	0.2%
CRC Health Corp.	Health Care Equipment & Services	Subordinated Debt(h)	10.75%		2/1/2016	6,021	6,047	6,036	0.4%
CSM Bakery Products	Food, Beverage & Tobacco	Senior Debt(f)	L + 750	1.00%	7/3/2021	15,175	15,322	15,336	1.1%
CTI Foods Holding Co., LLC	Food, Beverage & Tobacco	Senior Debt	L + 725	1.00%	6/28/2021	23,219	22,884	23,451	1.6%

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Company (a)	Industry	Investments	Interest Rate	EURIBOR/ LIBOR Floor	Maturity Date	No. Shares/ Principal Amount (b)		Cost (c)	Fair Value	% of Net Assets
Data Device Corp.	Capital Goods	Senior Debt(i)	L + 650	1.50%	7/11/2018		10,873	10,683	10,900	0.8%
		Senior Debt	L + 1000	1.50%	7/11/2019		8,000	7,864	7,680	0.5%

								18,547	18,580	1.3%
Datatel, Inc.	Software & Services	Subordinated Debt(g)(i)	9.63% or 9.63% PIK		12/1/2018		9,287	9,195	9,566	0.7%
Distribution International, Inc.	Retailing	Senior Debt	L + 650	1.00%	7/16/2019		48,387	47,932	48,174	3.4%
Easton-Bell Sports, Inc.	Consumer Durables & Apparel	Senior Debt(j)	11.50%		12/31/2015		24,247	24,259	24,247	1.7%
Education Management, LLC	Consumer Services	Subordinated Debt(f)	15.00%		7/1/2018		1,299	1,307	1,409	0.1%
Epicor Software Corp.	Software & Services	Subordinated Debt(g)(h)	9.00% or 9.75% PIK		6/15/2018		$39,815	$39,090	$41,507	2.9%
Excelitas Technologies Corp.	Technology Hardware & Equipment	Common Stock(j)*					5,636,153	5,636	5,566	0.4%
		Senior Debt(j)	L + 975, 1.50% PIK	1.00%	4/29/2021		107,355	107,355	107,033	7.5%

								112,991	112,599	7.9%
Eze Software Group	Software & Services	Senior Debt(i)	L + 725	1.25%	4/5/2021		12,962	12,922	13,210	0.9%
Flagstone Foods Holding Corp.	Food & Staples Retailing	Senior Debt(j)	L + 575	1.25%	4/15/2018		20,103	19,916	20,017	1.4%
Football Association of Ireland (IE)(e)	Consumer Durables & Apparel	Senior Debt(f)(j)(EUR)	6.20%		12/20/2020		€44,390	59,588	59,843	4.2%
GCI, Inc.	Telecommunication Services	Subordinated Debt(h)	8.63%		11/15/2019		$8,575	9,041	9,111	0.6%
		Subordinated Debt(h)	6.75%		6/1/2021		14,381	13,737	13,770	1.0%

								22,778	22,881	1.6%
Genesys Telecommunications	Software & Services	Common Stock(j)*					448,908	449	672	0.1%
Laboratories, Inc.		Subordinated Debt(j)(EUR)	12.50%		1/31/2020		€2,044	2,637	2,924	0.2%

								3,086	3,596	0.3%
GENEX Services, Inc.	Health Care Equipment & Services	Senior Debt(i)	L + 825	1.00%	1/26/2019		$21,029	20,828	21,266	1.5%
Global Closure Systems (FR)(e)	Materials	Common Stock(f)(j)*					597,989	823	823	0.1%
		Subordinated Debt(f)(j)(EUR)	12.00% or 13.00% PIK		11/15/2019		€17,828	23,443	25,140	1.8%

								24,266	25,963	1.9%
Greenway Medical Technologies	Health Care Equipment & Services	Senior Debt	L + 500	1.00%	11/4/2020		$20,413	20,182	20,413	1.4%
		Senior Debt	L + 825	1.00%	11/4/2021		26,396	25,998	26,660	1.9%

								46,180	47,073	3.3%
Griffins Foods, Ltd. (NZ)(e)	Food, Beverage & Tobacco	Subordinated Debt(f)(j)(NZD)	13.75% PIK		1/31/2019	N$	47,417	36,916	39,035	2.7%
Guitar Center, Inc.	Retailing	Senior Debt(i)	L + 600		4/9/2017		$19,523	$19,111	$19,096	1.3%
Gymboree Corp.	Retailing	Subordinated Debt(h)	9.13%		12/1/2018		3,335	3,199	3,072	0.2%
Hilding Anders (SE)(e)	Consumer Durables & Apparel	Equity Options(f)(j)*			12/31/2020		236,160,807	14,988	15,256	1.1%
		Subordinated Debt(f)(j)(EUR)	12.00% or 13.00% PIK		6/30/2021		€81,478	95,634	98,974	6.9%

								110,622	114,230	8.0%
Hot Topic, Inc.	Consumer Durables & Apparel	Subordinated Debt(g)(h)	12.00% or 12.75% PIK		5/15/2019		$8,113	7,951	8,032	0.6%
		Senior Debt(g)(h)	9.25%		6/15/2021		27,300	27,464	28,597	2.0%

								35,415	36,629	2.6%
Hudson’s Bay Co. (CA)(e)	Retailing	Senior Debt(f)	L + 725	1.00%	11/4/2021		2,933	2,904	3,039	0.2%
Internet Brands, Inc.	Media	Senior Debt	L + 500	1.25%	3/18/2019		31,792	30,254	31,991	2.2%
iPayment, Inc.	Software & Services	Senior Debt(i)	L + 525	1.50%	5/8/2017		3,186	3,134	3,107	0.2%
		Subordinated Debt	10.25%		5/15/2018		4,634	4,289	3,800	0.3%

								7,423	6,907	0.5%

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Company (a)	Industry	Investments	Interest Rate	EURIBOR/ LIBOR Floor	Maturity Date	No. Shares/ Principal Amount (b)	Cost (c)	Fair Value	% of Net Assets
IPC Systems, Inc.	Technology Hardware & Equipment	Senior Debt(i)	L + 650	1.25%	7/31/2017	1,487	1,455	1,492	0.1%
		Senior Debt(i)	L + 650	1.25%	7/31/2017	6,372	6,270	6,352	0.4%

							7,725	7,844	0.5%
J. Jill	Retailing	Senior Debt(j)	L + 850	1.50%	4/29/2017	7,954	7,954	7,954	0.6%
Jacuzzi Brands, Inc. (LU)(e)	Capital Goods	Senior Debt(j)	L + 650	1.25%	7/3/2019	41,938	41,151	41,854	2.9%
JC Penney Corp., Inc.	Retailing	Subordinated Debt(f)	5.65%		6/1/2020	11,139	8,338	8,744	0.6%
KeyPoint Government Solutions, Inc.	Capital Goods	Senior Debt(j)	L + 600	1.25%	11/13/2017	31,383	30,871	31,383	2.2%
KKR BPT Holdings Aggregator, LLC	Diversified Financials	Structured Products(f)(j)*				2,500	2,500	2,500	0.2%
Learfield Communications, Inc.	Media	Senior Debt	L + 775	1.00%	10/8/2021	4,743	4,696	4,861	0.3%
Lightower Fiber, LLC	Telecommunication Services	Senior Debt(i)	L + 675	1.25%	4/12/2021	3,381	3,349	3,420	0.2%
Louisiana Public Facilities Authority	Energy	Senior Debt(j)	11.50%		1/1/2020	50,580	49,070	49,063	3.4%
MCS AMS Sub-Holdings, LLC	Commercial & Professional Services	Senior Debt	L + 600	1.00%	10/15/2019	$50,455	$48,973	$48,879	3.4%
Misys Ltd. (UK)(e)	Software & Services	Senior Debt(f)(i)	12.00%		6/12/2019	3,000	3,367	3,463	0.2%
Monarch (LU)(e)	Materials	Senior Debt(f)(i)	L + 700	1.25%	4/3/2020	5,416	5,392	5,576	0.4%
New Enterprise Stone & Lime Co., Inc.	Capital Goods	Senior Debt(h)	5.00%, 8.00% PIK		3/15/2018	10,071	10,162	11,381	0.8%
NewWave Communications, Inc.	Media	Senior Debt	L + 800	1.00%	10/30/2020	8,339	8,264	8,506	0.6%
North American Breweries Holdings, LLC	Food, Beverage & Tobacco	Senior Debt	L + 625	1.25%	12/11/2018	4,920	4,836	4,821	0.3%
OAG Holdings, LLC	Energy	Overriding Royalty Interest(f)(j)*				2,353,940	2,354	2,354	0.2%
		Senior Debt(f)(j)	8.00%, 2.00% PIK		12/20/2020	20,008	17,163	17,153	1.2%

							19,517	19,507	1.4%
OpenLink Financial, Inc.	Software & Services	Senior Debt	L + 625	1.50%	10/30/2017	46	46	46	0.0%
P2 Energy Solutions, Inc.	Software & Services	Senior Debt	L + 800	1.00%	4/30/2021	9,283	9,191	9,469	0.7%
Packaging Coordinators, Inc.	Materials	Senior Debt(j)	L + 825	1.25%	10/31/2020	11,827	11,716	11,886	0.8%
Pinnacle Agriculture Holdings, LLC	Materials	Senior Debt(g)(h)	9.00%		11/15/2020	2,193	2,193	2,327	0.2%
Polyconcept Finance BV (NL)(e)	Consumer Durables & Apparel	Senior Debt(f)(j)	L + 875	1.25%	6/28/2020	46,727	46,727	45,886	3.2%
Progressive Solutions	Health Care Equipment & Services	Senior Debt(k)	L + 850	1.00%	10/22/2021	19,903	19,704	20,002	1.4%
RedPrairie Corp.	Software & Services	Senior Debt(i)	L + 1000	1.25%	12/21/2019	18,150	18,169	18,691	1.3%
Ryerson, Inc.	Materials	Senior Debt(i)	9.00%		10/15/2017	5,814	5,814	6,163	0.4%
Sabine Oil & Gas, LLC	Energy	Senior Debt(f)(i)	L + 750	1.25%	12/31/2018	14,527	14,400	14,708	1.0%
Safety Technology Holdings, Inc.	Technology Hardware & Equipment	Senior Debt(j)	L + 825	1.25%	6/2/2020	30,402	29,651	29,642	2.1%
Sedgwick Claims Management Services Holdings, Inc.	Insurance	Senior Debt	L + 700	1.00%	12/15/2018	25,735	25,615	26,217	1.8%
Sheridan Holdings, Inc.	Health Care Equipment & Services	Senior Debt(k)	L + 725	1.00%	12/13/2021	13,899	13,830	14,030	1.0%
Sportsman’s Warehouse, Inc.	Retailing	Senior Debt(j)	L + 600	1.25%	8/20/2019	$40,211	$39,830	$40,593	2.8%
		Senior Debt(j)	L + 1075	1.25%	8/20/2019	23,654	23,159	23,760	1.7%

							62,989	64,353	4.5%
SquareTwo Financial Corp.	Banks	Senior Debt(h)	11.63%		4/1/2017	6,309	6,566	6,522	0.5%
Start CLO Ltd. 2010-6A Class A (KY)(e)	Diversified Financials	Structured Products(f)(g)(j)(m)	L + 1600		4/1/2014	3,310	3,325	3,359	0.2%
StoneRiver Holdings, Inc.	Insurance	Senior Debt	L + 725	1.25%	5/30/2020	15,860	15,782	16,029	1.1%
Summit Materials, LLC	Materials	Subordinated Debt(h)	10.50%		1/31/2020	462	518	508	0.0%
Talbots, Inc.	Retailing	Senior Debt(j)	L + 800	1.25%	8/30/2018	50,000	50,000	50,450	3.5%
The TelX Group, Inc.	Telecommunication Services	Subordinated Debt(g)(j)	12.00% or 10.00%, 2.00% PIK		9/26/2019	5,517	5,952	5,848	0.4%

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Company (a)	Industry	Investments	Interest Rate	EURIBOR/ LIBOR Floor	Maturity Date	No. Shares/ Principal Amount (b)	Cost (c)	Fair Value	% of Net Assets
Towergate Finance PLC (UK)(e)	Insurance	Subordinated Debt(f)(g)(h)(GBP)	10.50%		2/15/2019	£14,608	23,366	25,436	1.8%
Trade Finance Funding I, Ltd. 2013-1A Class B	Diversified Financials	Structured Products(f)(g)(j)	10.75%		11/13/2018	$28,221	28,221	28,235	2.0%
Travelport, LLC	Software & Services	Senior Debt(i)	L + 800	1.50%	1/31/2016	18,868	18,533	19,582	1.4%
		Senior Debt(i)	L + 500	1.25%	6/26/2019	5,416	5,338	5,565	0.4%

							23,871	25,147	1.8%
VSK Holdings, Ltd. (KY)(e)	Diversified Financials	Structured Products(f)(j)*				620	21,474	21,481	1.5%
Websense, Inc.	Technology Hardware & Equipment	Senior Debt	L + 725	1.00%	12/24/2020	32,018	31,866	32,098	2.2%
Willbros United States Holding, Inc.	Energy	Senior Debt(f)	L + 975	1.25%	8/5/2019	33,614	32,477	34,118	2.4%
Wilton Brands, LLC	Materials	Senior Debt(i)	L + 625	1.25%	8/30/2018	8,720	8,573	8,335	0.6%
Wise Metals Group, LLC	Materials	Senior Debt(g)(h)	8.75%		12/15/2018	2,148	2,148	2,261	0.2%
Xella Holdco Finance SA (LU)(e)	Materials	Senior Debt(f)(g)(h)(EUR)	9.13% or 9.88% PIK		9/15/2018	€5,097	6,860	7,345	0.5%

Total Non-Control/Non-Affiliate Investments							$1,887,601	$1,924,869	134.6%

Short Term Investments—10.5%
Goldman Sachs Financial Square Funds - Prime Obligations Fund FST Preferred Shares		Short Term Investments(i)	0.01%(n)			149,800,957	$149,801	$149,801	10.5%
State Street Institutional Liquid Reserves Fund, Institutional Class		Short Term Investments	0.06%(n)			102,061	102	102	0.0%

Total Short Term Investments							$149,903	$149,903	10.5%

TOTAL INVESTMENTS —145.1%(o)							$2,037,504	2,074,772	145.1%

LIABILITIES IN EXCESS OF OTHER ASSETS—(45.1%)								(644,338)	(45.1)%

NET ASSETS—100.0%								$1,430,434	100.0%

Collateral on Deposit with Custodian—2.6%
Bank of Nova Scotia - Certificate of Deposit		Short Term Investments	0.16%		3/31/2014	$37,501	$37,501	$37,501	2.6%

Total Collateral on Deposit with Custodian							$37,501	$37,501	2.6%

Derivative Instruments—(0.1%)
Foreign currency forward contracts		Foreign currency forward contracts(f)	N/A		1/2014 – 1/2015		$—	$(3,181)	(0.2)%
Total return swaps		Total return swaps(f)(j)	N/A		1/15/2016		—	1,861	0.1%

Total Derivative Instruments							$—	$(1,320)	(0.1)%

*	Non-income producing security.
(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)	Denominated in U.S. Dollars unless otherwise noted.

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

(c)	Represents amortized cost for debt securities and cost for common stocks translated to U.S. Dollars.
(d)	Non-Control/Non-Affiliate investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments that are neither Control Investments nor Affiliate Investments. Controlled investments are defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained. Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Controlled investments.
(e)	A portfolio company domiciled in a foreign country. The jurisdiction of the security issuer may be in a different country than the domicile of the portfolio company.
(f)	The investment is not a qualifying asset as defined in Section 55(a) under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The Company calculates its compliance with the qualifying assets test on a “look through” basis by disregarding the value of the Company’s total return swaps and treating each loan underlying the total return swaps as either a qualifying asset or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 75.8% of the Company’s total assets represented qualifying assets as of December 31, 2013.
(g)	This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.
(h)	Security or portion thereof is held within Paris Funding, LLC and is pledged as collateral supporting the amounts outstanding under the committed facility agreement with BNP Paribas Prime Brokerage, Inc. and eligible to be hypothecated as allowed under Rule 15c2-1(a)(1) of the Exchange Act subject to the limits of the Rehypothecation Agreement.
(i)	Security or portion thereof is held within CCT Funding, LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank.
(j)	Investments classified as Level 3 whereby fair value was determined by the Company’s Board of Directors (see Note 2).
(k)	Position or portion thereof unsettled as of December 31, 2013.
(l)	Investment was on non-accrual status as of December 31, 2013.
(m)	A portfolio company investment structured as a credit-linked floating rate note.
(n)	7-day effective yield as of December 31, 2013.
(o)	As of December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $43,062; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,918; the net unrealized appreciation was $37,144; the aggregate cost of securities for Federal income tax purposes was $2,037,628.

Abbreviations:

EUR - Euro; loan principal amount is denominated in Euros currency. €1 / US $1.377 as of December 31, 2013.

GBP - British Pound Sterling; loan principal amount is denominated in Pound Sterling. £1 / US $1.649 as of December 31, 2013.

NZD - New Zealand Dollar; loan principal amount is denominated in New Zealand Dollars. N$1 / US $0.816 as of December 31, 2013.

CA - Canada

FR - France

IE - Ireland

KY - Cayman Islands

LU - Luxembourg

MX - Mexico

NL - The Netherlands

NZ - New Zealand

SE - Sweden

SG - Singapore

UK - United Kingdom

L = LIBOR - London Interbank Offered Rate, typically 3-Month

PIK - Payment-in-kind

See notes to consolidated financial statements.

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2012

(in thousands, except share amounts)

Company (a)	Industry (n)	Investments	Interest Rate	EURIBOR/ LIBOR Floor	Maturity Date	No. Shares/ Principal Amount (b)	Cost (c)	Fair Value	% of Net Assets
Non-Control/Non-Affiliate Investments(d)—114.1%
AdvancePierre Foods, Inc.	Food, Beverage & Tobacco	Senior Debt(e)	L + 450	1.25%	7/10/2017	$3,938	$3,910	$3,987	0.6%
Allen Systems Group, Inc.	Software & Services	Senior Debt(e)(f)	10.50%		11/15/2016	106	66	78	0.0%
Alliance Laundry Systems, LLC	Capital Goods	Senior Debt(e)	L + 425	1.25%	12/10/2018	3,553	3,535	3,589	0.6%
Ally Financial, Inc.	Banks	Preferred Stock(g)				118,908	2,996	3,124	0.5%
		Preferred Stock(g)				69,800	1,804	1,860	0.3%

							4,800	4,984	0.8%
Altisource Solutions (LU)(h)	Real Estate	Senior Debt(e)(g)	L + 450	1.25%	11/27/2019	7,545	7,470	7,583	1.2%
American Gaming Systems, LLC	Consumer Services	Senior Debt(i)	L + 1000	1.50%	8/15/2016	11,974	11,524	11,974	2.0%
		Senior Debt(i)	L + 1000	1.50%	8/15/2016	781	(29)	—	0.0%
		Senior Debt(i)(j)	L + 1000	1.50%	8/15/2016	781	752	781	0.1%

							12,247	12,755	2.1%
American Rock Salt Co., LLC	Materials	Senior Debt(e)	L + 425	1.25%	4/25/2017	8,486	8,151	8,398	1.4%
Amkor Technologies, Inc.	Semiconductors & Semiconductor Equipment	Subordinated Debt(e)(g)	7.38%		5/1/2018	213	211	220	0.0%
Amsurg Corp.	Health Care Equipment & Services	Subordinated Debt(e)(f)(g)	5.63%		11/30/2020	943	943	981	0.2%
Aramark Corp.	Commercial & Professional Services	Subordinated Debt(e)	8.50%		2/1/2015	2,836	2,897	2,850	0.5%
Ardagh Packaging Holdings, Ltd. (IE)(h)	Capital Goods	Senior Debt(e)(f)(g)	7.38%		10/15/2017	100	100	109	0.0%
Aspect Software, Inc.	Technology Hardware & Equipment	Senior Debt(e)	L + 525	1.75%	5/7/2016	4,361	4,359	4,394	0.7%
		Senior Debt(e)	10.63%		5/15/2017	9,009	9,485	8,153	1.3%

							13,844	12,547	2.0%
Aspen Dental Management, Inc.	Health Care Equipment & Services	Senior Debt(e)	L + 550	1.50%	10/6/2016	6,115	6,049	5,840	0.9%
Asset Acceptance Capital Corp.	Diversified Financials	Senior Debt(g)(i)	L + 725	1.50%	11/14/2017	919	897	930	0.2%
AssuraMed Holding, Inc.	Health Care Equipment & Services	Senior Debt(e)	L + 800	1.25%	4/24/2020	5,147	5,045	5,207	0.8%
Asurion, LLC	Software & Services	Senior Debt(e)	L + 400	1.50%	5/24/2018	$3,285	$3,241	$3,323	0.5%
		Senior Debt(e)	L + 750	1.50%	5/24/2019	396	396	409	0.1%

							3,637	3,732	0.6%
Avaya, Inc.	Technology Hardware & Equipment	Senior Debt(e)(f)	7.00%		4/1/2019	14,555	13,662	13,609	2.2%
Bill Barrett Corp.	Energy	Subordinated Debt(e)(g)	7.63%		10/1/2019	251	257	265	0.0%
BNY ConvergEX Group, LLC	Diversified Financials	Senior Debt(e)(g)	L + 375	1.50%	12/19/2016	110	108	106	0.0%
		Senior Debt(e)(g)	L + 375	1.50%	12/19/2016	241	239	234	0.0%
		Senior Debt(e)(g)(i)	L + 700	1.75%	12/17/2017	1,387	1,381	1,307	0.2%
		Senior Debt(e)(g)(i)	L + 700	1.75%	12/17/2017	582	579	548	0.1%

							2,307	2,195	0.3%
Bright Horizons Family Solutions, Inc.	Consumer Services	Senior Debt(i)	L + 425	1.00%	5/23/2017	1,004	999	1,014	0.2%
Building Materials Corporation of America	Capital Goods	Subordinated Debt(e)(f)	6.75%		5/1/2021	41	44	45	0.0%
Caesars Entertainment Operating Co., Inc.	Consumer Services	Senior Debt(e)(g)	11.25%		6/1/2017	1,023	1,075	1,096	0.2%
Catalina Marketing Corp.	Media	Senior Debt(e)	L + 550		9/29/2017	8,432	8,356	8,466	1.4%
		Subordinated Debt(e)(f)	10.50%		10/1/2015	20,436	20,405	20,692	3.4%

							28,761	29,158	4.8%
CDW Corp.	Technology Hardware & Equipment	Subordinated Debt(e)	12.54%		10/12/2017	12,626	13,510	13,494	2.2%

See notes to consolidated financial statements

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2012

(in thousands, except share amounts)

Company (a)	Industry (n)	Investments	Interest Rate	EURIBOR/ LIBOR Floor	Maturity Date	No. Shares/ Principal Amount (b)	Cost (c)	Fair Value	% of Net Assets
Celanese US Holdings, LLC	Materials	Subordinated Debt(e)(g)	4.63%		11/15/2022	2,900	2,900	3,038	0.5%
Cemex Espana S.A. (ES)(h)	Materials	Senior Debt(e)(g)(j)(EUR)	E + 500		2/14/2017	€929	1,112	1,174	0.2%
Cemex Finance, LLC	Materials	Senior Debt(e)(f)(g)	9.38%		10/12/2022	$825	825	928	0.1%
Cemex Finance Europe BV	Materials	Subordinated Debt(g)	4.75%		3/5/2014	€419	481	566	0.1%
Cemex Materials, LLC	Materials	Subordinated Debt(e)(f)	7.70%		7/21/2025	$12,670	11,742	12,828	2.1%
Cemex S.A.B. de C.V. (MX)(h)	Materials	Senior Debt(e)(g)(j)	L + 525		2/14/2017	3,441	3,192	3,295	0.5%
Cengage Learning Acquisitions, Inc.	Media	Senior Debt(e)(f)	11.50%		4/15/2020	14,622	15,000	12,611	2.1%
Ceridian Corp.	Commercial & Professional Services	Senior Debt(e)	L + 575		5/9/2017	$11,345	$11,321	$11,360	1.9%
		Senior Debt(e)(f)	8.88%		7/15/2019	2,123	2,123	2,303	0.4%

							13,444	13,663	2.3%
CHG Companies, Inc.	Health Care Equipment & Services	Senior Debt(e)(j)	L + 375	1.25%	11/19/2019	3,073	3,042	3,078	0.5%
		Senior Debt(e)(j)	L + 775	1.25%	11/19/2020	6,663	6,530	6,708	1.1%

							9,572	9,786	1.6%
Clear Channel Worldwide Holdings, Inc.	Media	Subordinated Debt(e)(g)	7.63%		3/15/2020	1,857	1,799	1,871	0.3%
ClubCorp Club Operations, Inc.	Consumer Services	Senior Debt(e)	L + 375	1.50%	11/30/2016	136	129	138	0.0%
CNO Financial Group, Inc.	Insurance	Senior Debt(e)(f)(g)	6.38%		10/1/2020	1,092	1,131	1,136	0.2%
Commscope, Inc.	Technology Hardware & Equipment	Subordinated Debt(e)(f)	8.25%		1/15/2019	632	666	692	0.1%
Continental Airlines, Inc.	Transportation	Senior Debt(e)(g)	7.34%		4/19/2014	267	270	275	0.0%
CRC Health Corp.	Health Care Equipment & Services	Senior Debt(e)	L + 450		11/16/2015	1,199	1,145	1,160	0.2%
		Subordinated Debt(e)	10.75%		2/1/2016	1,114	1,075	1,086	0.2%

							2,220	2,246	0.4%
Cunningham Lindsey U.S., Inc.	Insurance	Senior Debt(e)	L + 375	1.25%	12/10/2019	4,616	4,571	4,657	0.8%
		Senior Debt(e)	L + 800	1.25%	6/10/2020	6,643	6,577	6,809	1.1%

							11,148	11,466	1.9%
Data Device Corp.	Capital Goods	Senior Debt(e)	L + 600	1.50%	7/11/2018	7,896	7,750	7,876	1.3%
		Senior Debt(i)	L + 1000	1.50%	7/11/2019	8,000	7,847	7,840	1.3%

							15,597	15,716	2.6%
Datatel, Inc.	Software & Services	Senior Debt(e)	L + 500	1.25%	7/19/2018	394	388	399	0.1%
David’s Bridal, Inc.	Retailing	Senior Debt(e)	L + 375	1.25%	10/11/2019	2,196	2,175	2,205	0.4%
DJO Finance, LLC	Health Care Equipment & Services	Senior Debt(e)	L + 500	1.25%	9/15/2017	1,975	1,977	1,990	0.3%
		Senior Debt(e)(f)	8.75%		3/15/2018	8,188	8,639	8,945	1.5%

							10,616	10,935	1.8%
DuPont Fabros Technology, LP	Real Estate	Subordinated Debt(e)(g)	8.50%		12/15/2017	100	106	109	0.0%
E*Trade Financial Corp.	Diversified Financials	Subordinated Debt(e)(g)	6.75%		6/1/2016	$10	$11	$11	0.0%
Easton-Bell Sports, Inc.	Consumer Durables & Apparel	Senior Debt(e)	9.75%		12/1/2016	1,190	1,261	1,279	0.2%
Education Management, LLC	Consumer Services	Senior Debt(e)(g)	L + 700	1.25%	3/30/2018	7,078	6,891	5,919	1.0%
		Subordinated Debt(e)(g)	8.75%		6/1/2014	5,818	5,658	4,669	0.8%

							12,549	10,588	1.8%
Express, LLC / Express Finance Corp.	Retailing	Subordinated Debt(e)(g)	8.75%		3/1/2018	707	765	765	0.1%
Fage Dairy Industry, SA	Food, Beverage & Tobacco	Subordinated Debt(e)(f)(g)	9.88%		2/1/2020	22	22	23	0.0%
Fidelity National Information Services, Inc.	Software & Services	Subordinated Debt(e)(g)	5.00%		3/15/2022	26	28	28	0.0%
		Subordinated Debt(e)(g)	7.88%		7/15/2020	114	122	129	0.0%

							150	157	0.0%
Fifth & Pacific Companies, Inc.	Consumer Durables & Apparel	Senior Debt(e)(f)(g)	10.50%		4/15/2019	1,735	1,848	1,922	0.3%
FleetPride Corp.	Capital Goods	Senior Debt(e)	L + 400	1.25%	11/20/2019	588	578	590	0.1%

See notes to consolidated financial statements

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2012

(in thousands, except share amounts)

Company (a)	Industry (n)	Investments	Interest Rate	EURIBOR/ LIBOR Floor	Maturity Date	No. Shares/ Principal Amount (b)	Cost (c)	Fair Value	% of Net Assets
Freedom Group	Consumer Durables & Apparel	Senior Debt(e)	L + 425	1.25%	4/19/2019	992	987	969	0.2%
		Senior Debt(e)(f)	7.88%		5/1/2020	2,667	2,870	2,747	0.4%

							3,857	3,716	0.6%
FTI Consulting, Inc.	Diversified Financials	Subordinated Debt(e)(f)(g)	6.00%		11/15/2022	2,869	2,869	2,984	0.5%
GCI, Inc.	Telecommunication Services	Subordinated Debt(e)	8.63%		11/15/2019	8,575	9,103	9,111	1.5%
Genesys Telecommunications Laboratories, Inc.	Software & Services	Common Stock*(i) Subordinated Debt(i)(EUR)	12.50%		1/31/2020	€448,908 2,044	449 2,631	453 2,765	0.1 0.5	% %

							3,080	3,218	0.6%
Good Sam Enterprises, LLC	Media	Senior Debt(e)	11.50%		12/1/2016	$12,224	12,630	13,080	2.1%
Great Lakes Dredge & Dock Corp.	Capital Goods	Subordinated Debt(e)(g)	7.38%		2/1/2019	782	802	839	0.1%
Guitar Center, Inc.	Retailing	Senior Debt(e)	L + 350		4/9/2017	12,249	11,486	11,848	2.0%
Hamilton Sundstrand Industrial (LU)(h)	Capital Goods	Senior Debt(e)(j)	L + 375	1.25%	12/13/2019	$1,708	$1,691	$1,727	0.3%
		Subordinated Debt(e)	7.75%		12/15/2020	407	407	421	0.1%

							2,098	2,148	0.4%
Harbor Freight Tools USA, Inc.	Capital Goods	Senior Debt(e)	L + 425	1.25%	11/14/2017	5,266	5,231	5,337	0.9%
HUB International, Ltd.	Insurance	Senior Debt(e)	L + 450		6/13/2017	5,091	5,052	5,139	0.8%
		Senior Debt(e)	L + 475	2.00%	12/13/2017	329	329	333	0.1%
		Subordinated Debt(e)(f)	8.13%		10/15/2018	16,780	16,773	17,126	2.8%

							22,154	22,598	3.7%
Hubbard Radio, LLC	Media	Senior Debt	L + 725	1.50%	4/30/2018	14,670	14,800	14,963	2.4%
Hyland Software, Inc.	Software & Services	Senior Debt(e)	L + 425	1.25%	10/25/2019	4,718	4,695	4,738	0.8%
Immucor, Inc.	Health Care Equipment & Services	Senior Debt(e)(j)	L + 450	1.25%	8/19/2018	2,372	2,379	2,406	0.4%
IMS Health, Inc.	Health Care Equipment & Services	Subordinated Debt(e)(f)(g)	6.00%		11/1/2020	1,657	1,657	1,736	0.3%
Ineos US Finance, LLC (UK)(h)	Materials	Senior Debt(e)(f)(g)	9.00%		5/15/2015	70	73	74	0.0%
Infor (US), Inc.	Software & Services	Senior Debt(e)	L + 400	1.25%	4/5/2018	6,310	6,352	6,379	1.0%
		Subordinated Debt(e)(f)	11.50%		7/15/2018	4,549	4,968	5,322	0.9%

							11,320	11,701	1.9%
Interactive Data Corp.	Diversified Financials	Senior Debt(e)	L + 325	1.25%	2/11/2018	18	17	18	0.0%
iPayment, Inc.	Software & Services	Senior Debt(e)	L + 425	1.50%	5/8/2017	1,910	1,892	1,906	0.3%
		Subordinated Debt(e)	10.25%		5/15/2018	4,100	3,872	3,290	0.5%

							5,764	5,196	0.8%
IPC Systems, Inc.	Technology Hardware & Equipment	Senior Debt(e)	L + 650	1.25%	7/31/2017	6,307	6,185	6,179	1.0%
J. Crew Group, Inc.	Retailing	Subordinated Debt(e)	8.13%		3/1/2019	1,471	1,401	1,556	0.3%
J. Jill	Retailing	Senior Debt(e)(i)	L + 850	1.50%	4/29/2017	10,266	10,266	10,266	1.7%
Jeld-Wen, Inc.	Capital Goods	Senior Debt(e)(f)	12.25%		10/15/2017	15,171	17,516	17,523	2.9%
Kerling PLC (UK)(h)	Materials	Senior Debt(f)(g)(EUR)	10.63%		2/1/2017	€5,353	6,597	6,783	1.1%
KeyPoint Government Solutions, Inc.	Capital Goods	Senior Debt(e)(i)	L + 600	1.25%	11/13/2017	$35,000	34,284	34,650	5.7%
Mcjunkin Corp.	Energy	Senior Debt(e)	L + 500	1.25%	10/20/2019	$6,222	$6,160	$6,160	1.0%

See notes to consolidated financial statements

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2012

(in thousands, except share amounts)

Company (a)	Industry (n)	Investments	Interest Rate	EURIBOR/ LIBOR Floor	Maturity Date	No. Shares/ Principal Amount (b)	Cost (c)	Fair Value	% of Net Assets
MedAssets, Inc.	Health Care Equipment & Services	Subordinated Debt(e)(g)	8.00%		11/15/2018	489	490	531	0.1%
MetroPCS Wireless, Inc.	Telecommunication Services	Subordinated Debt(e)(g)	7.88%		9/1/2018	1,762	1,834	1,907	0.3%
Misys PLC (UK)(h)	Software & Services	Senior Debt(e)(g)	L + 600	1.25%	12/12/2018	1,970	1,947	1,994	0.3%
Mueller Water Products, Inc.	Capital Goods	Subordinated Debt(e)(g)	7.38%		6/1/2017	1,034	895	1,067	0.2%
Nara Cable Funding (IE)(h)	Media	Senior Debt(e)(f)(g)	8.88%		12/1/2018	981	831	998	0.2%
National Vision, Inc.	Retailing	Senior Debt(e)(i)	L + 575	1.25%	8/2/2018	3,039	2,995	3,084	0.5%
NBTY, Inc.	Household & Personal Products	Senior Debt(e)	L + 325	1.00%	10/1/2017	26	26	27	0.0%
New Enterprise Stone & Lime Co., Inc.	Capital Goods	Senior Debt(e)(f)	4.00%, 9.00% PIK		3/15/2018	9,267	9,366	9,661	1.6%
Nexstar Broadcasting, Inc.	Media	Senior Debt(e)(g)	L + 350	1.00%	12/3/2019	953	949	963	0.2%
		Senior Debt(e)(g)(j)	L + 350	1.00%	12/3/2019	171	170	173	0.0%
		Senior Debt(e)(g)	8.88%		4/15/2017	170	176	186	0.0%

							1,295	1,322	0.2%
North American Breweries, Inc.	Food, Beverage & Tobacco	Senior Debt(e)(j)	L + 625	1.25%	12/28/2018	4,969	4,870	4,994	0.8%
Nuveen Investments, Inc.	Diversified Financials	Senior Debt(e)(g)	L + 700	1.25%	2/28/2019	6,967	7,072	7,120	1.2%
Ocwen Financial Corp.	Banks	Senior Debt(e)(g)(j)	L + 550	1.50%	9/1/2016	14,119	13,977	14,224	2.3%
Office Depot, Inc.	Retailing	Senior Debt(e)(f)(g)	9.75%		3/15/2019	5,743	5,649	6,030	1.0%
Petco Animal Supplies, Inc.	Retailing	Senior Debt(e)	L + 325	1.25%	11/24/2017	119	114	120	0.0%
Pharmaceutical Product Development, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	Senior Debt(e)	L + 500	1.25%	12/5/2018	801	791	815	0.1%
Prestige Brands, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	Subordinated Debt(e)(g)	8.13%		2/1/2020	602	642	670	0.1%
Realogy Corp.	Real Estate	Senior Debt(e)(g)	L + 425		10/10/2016	4,126	3,916	4,145	0.6%
RedPrairie Corp.	Software & Services	Senior Debt(e)(j)	L + 550	1.25%	12/15/2018	$13,766	$13,490	$13,785	2.3%
		Senior Debt(e)(j)	L + 1000	1.25%	12/15/2019	10,729	10,515	10,854	1.8%

							24,005	24,639	4.1%
Reynolds Group Holdings, Inc.	Capital Goods	Senior Debt(e)(f)	5.75%		10/15/2020	533	533	550	0.1%
Rocket Software, Inc.	Software & Services	Senior Debt(e)(j)	L + 450	1.25%	2/8/2018	4,177	4,166	4,204	0.7%
Roundy’s Supermarkets, Inc.	Food & Staples Retailing	Senior Debt(e)(g)	L + 450	1.25%	2/13/2019	4,465	4,440	4,212	0.7%
Ryerson, Inc.	Materials	Senior Debt(e)(f)	9.00%		10/15/2017	6,755	6,756	6,873	1.1%
Sabre, Inc.	Transportation	Senior Debt(e)(j)	L + 600	1.25%	12/29/2017	—	(1)	—	0.0%
		Senior Debt(e)(f)	8.50%		5/15/2019	8,879	9,107	9,456	1.5%

							9,106	9,456	1.5%
Sanmina Corp.	Technology Hardware & Equipment	Subordinated Debt(e)(f)(g)	7.00%		5/15/2019	7,879	7,868	8,037	1.3%
Schaeffler AG (DE)(h)	Automobiles & Components	Senior Debt(e)(g)(j)	L + 475	1.25%	1/27/2017	3,086	3,095	3,121	0.5%
		Senior Debt(e)(f)(g)	8.50%		2/15/2019	5	5	5	0.0%

							3,100	3,126	0.5%
Sedgwick Claims Management Services	Insurance	Senior Debt(e)(i)	L + 350	1.50%	12/31/2016	113	108	113	0.0%
Holdings, Inc.		Senior Debt(e)(i)	L + 750	1.50%	5/30/2017	1,339	1,318	1,359	0.3%

							1,426	1,472	0.3%
Sidera Networks, Inc.	Media	Senior Debt(e)	L + 450	1.50%	8/26/2016	2,632	2,494	2,635	0.4%
Sinclair Television Group, Inc.	Media	Subordinated Debt(e)	8.38%		10/15/2018	27	28	30	0.0%
Sirius XM Radio, Inc.	Media	Subordinated Debt(e)(f)(g)	5.25%		8/15/2022	9	9	9	0.0%
SkillSoft Corp.	Software & Services	Subordinated Debt(e)	11.13%		6/1/2018	1,369	1,444	1,514	0.2%
Smile Brands Group, Inc.	Health Care Equipment & Services	Senior Debt(e)	L + 525	1.75%	12/21/2017	3,793	3,807	3,566	0.6%

See notes to consolidated financial statements

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2012

(in thousands, except share amounts)

Company (a)	Industry (n)	Investments	Interest Rate	EURIBOR/ LIBOR Floor	Maturity Date	No. Shares/ Principal Amount (b)	Cost (c)	Fair Value	% of Net Assets
SNL Financial, LLC	Commercial & Professional Services	Senior Debt(e)	L + 425	1.25%	10/23/2018	5,667	5,650	5,672	0.9%
Springleaf Financial Funding Co.	Diversified Financials	Senior Debt(e)(g)	L + 425	1.25%	5/10/2017	2,552	2,316	2,542	0.4%
Start CLO Ltd. 2010-6A Class A (KY)(h)	Banks	Structured Products(f)(g)(i)(k)	L + 1600		4/1/2014	3,310	3,335	3,443	0.6%
Supervalu, Inc.	Food & Staples Retailing	Subordinated Debt(e)(g)	7.25%		5/1/2013	$3,503	$3,485	$3,534	0.6%
		Subordinated Debt(e)(g)	7.50%		11/15/2014	5,397	5,235	5,235	0.9%

							8,720	8,769	1.5%
The Gymboree Corp.	Retailing	Senior Debt(e)	L + 350	1.50%	2/23/2018	17,904	17,247	16,539	2.7%
		Subordinated Debt(e)	9.13%		12/1/2018	12,818	12,135	11,408	1.9%

							29,382	27,947	4.6%
The Manitowoc Co., Inc.	Capital Goods	Subordinated Debt(e)(g)	5.88%		10/15/2022	183	184	183	0.0%
The Neiman Marcus Group, Inc.	Retailing	Senior Debt(e)	L + 350	1.25%	5/16/2018	189	183	189	0.0%
The SI Organization, Inc.	Capital Goods	Senior Debt(e)	L + 325	1.25%	11/22/2016	186	176	186	0.0%
The TelX Group, Inc.	Telecommunication Services	Senior Debt(e)	L + 500	1.25%	9/23/2017	9,550	9,606	9,657	1.6%
Tomkins Air Distribution	Capital Goods	Senior Debt(e)	L + 800	1.25%	5/11/2020	3,454	3,403	3,541	0.6%
Towergate Finance PLC (UK)(h)	Insurance	Subordinated Debt(f)(g)(GBP)	10.50%		2/15/2019	£4,125	6,280	6,835	1.1%
TransUnion, LLC	Diversified Financials	Subordinated Debt(e)	11.38%		6/15/2018	$1,403	1,541	1,634	0.3%
Univar, Inc.	Materials	Senior Debt(e)	L + 350	1.50%	6/30/2017	953	929	952	0.2%
Verisure Holding AB (SE)(h)	Commercial & Professional Services	Senior Debt(f)(g)(EUR)	8.75%		9/1/2018	€397	484	571	0.1%
Vision Solutions, Inc.	Commercial & Professional Services	Senior Debt(e)(i)	L + 450	1.50%	7/23/2016	$1,275	1,263	1,272	0.2%
VWR Funding, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	Senior Debt(e) Subordinated Debt(e)(f)	L + 425 7.25%		4/3/2017 9/15/2017	146 5,349	140 5,349	147 5,616	0.0 0.9	% %

							5,489	5,763	0.9%
Warner Chilcott Co., LLC (IE)	Pharmaceuticals, Biotechnology & Life Sciences	Subordinated Debt(e)(g)(h)	7.75%		9/15/2018	1,225	1,220	1,305	0.2%
Wastequip, LLC	Materials	Senior Debt(e)(i)	L + 675	1.50%	6/15/2018	11,228	10,970	11,453	1.9%
West Corp.	Software & Services	Subordinated Debt(e)	7.88%		1/15/2019	1,575	1,560	1,630	0.3%
Wilton Brands, LLC	Materials	Senior Debt(e)	L + 625	1.25%	8/30/2018	12,824	12,581	12,984	2.1%
Zayo Group, LLC	Telecommunication Services	Senior Debt(e)	8.13%		1/1/2020	$2,260	$2,401	$2,514	0.4%
		Subordinated Debt(e)	10.13%		7/1/2020	5,000	5,324	5,688	0.9%

							7,725	8,202	1.3%

Total Non-Control/Non-Affiliate Investments							691,427	697,668	114.1%

Short Term Investments—2.2%
Goldman Sachs Financial Square Funds - Prime Obligations Fund		Short Term Investments(e)	0.08%(l)			2,049,281	2,050	2,050	0.4%
State Street Institutional Liquid Reserves Fund		Short Term Investments	0.16%(l)			11,152,887	11,153	11,153	1.8%

Total Short Term Investments							13,203	13,203	2.2%

See notes to consolidated financial statements

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2012

(in thousands, except share amounts)

Company (a)	Industry (n)	Investments	Interest Rate	EURIBOR/ LIBOR Floor	Maturity Date	No. Shares/ Principal Amount (b)	Cost (c)	Fair Value	% of Net Assets

TOTAL INVESTMENTS —116.3%(m)							$704,630	710,871	116.3%

LIABILITIES IN EXCESS OF OTHER ASSETS—(16.3%)								(99,387)	(16.3)%

NET ASSETS—100.0%								$611,484	100.0%

Derivative Instruments—0.20%
Total return swaps (Note 4) (g)		Total return swaps	N/A		1/15/2016	N/A	$—	$1,349	0.2%
Foreign currency forward contracts (Note 4) (g)		Foreign currency forward contracts	N/A		1/2013	N/A	—	(147)	(0.0)%

Total Derivative Instruments							—	$1,202	0.2%

*	Non-income producing security.
(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)	Denominated in U.S. Dollars unless otherwise noted.
(c)	Represents amortized cost for debt securities and cost for common stock.
(d)	Non-Control/Non-Affiliate investments are defined by the Investment Company Act of 1940, as amended (“1940 Act”) as investments that are neither Control Investments nor Affiliate Investments. Controlled investments are defined by the 1940 Act as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained. Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Controlled investments.
(e)	Security or portion thereof is held within CCT Funding, LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank.
(f)	This security was acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. This security may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.
(g)	The investment is not a qualifying asset as defined in Section 55(a) under the Investment Company Act of 1940, as amended, or the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The Company calculates its compliance with the qualifying assets test on a “look through” basis by disregarding the value of the Company’s total return swaps and treating each loan underlying the total return swaps as either a qualifying assets or non-qualifying asset based on whether the obligor is an eligible portfolio company. On this basis, 79.3% of the Company’s total assets represented qualifying assets as of December 31, 2012.
(h)	A portfolio company domiciled in a foreign country.
(i)	Investments classified as Level 3 whereby fair value was determined by the Company’s Board of Directors (see Note 2).
(j)	Position or portion thereof unsettled as of December 31, 2012.
(k)	A portfolio company investment structured as a credit-linked floating rate note.
(l)	7-day effective yield as of December 31, 2012.
(m)	As of December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $15,000; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,759; the net unrealized appreciation was $6,241; the aggregate cost of securities for Federal income tax purposes was $704,630.
(n)	Unaudited.

See notes to consolidated financial statements

Corporate Capital Trust, Inc. and Subsidiaries

Consolidated Schedule of Investments (continued)

As of December 31, 2012

(in thousands, except share amounts)

Abbreviations:

EUR - Euro; principal amount is denominated in Euros currency. €1 / US $1.320 as of December 31, 2012.

GBP - British Pound Sterling; principal amount is denominated in Pound Sterling. £1 / US $1.624 as of December 31, 2012.

DE - Germany

ES - Spain

IE - Ireland

KY - Cayman Islands

LU - Luxembourg

MX - Mexico

SE - Sweden

UK - United Kingdom

L = LIBOR - London Interbank Offered Rate, typically 3-Month

PIK - Payment-in-kind

See notes to consolidated financial statements

CORPORATE CAPITAL TRUST, INC. AND SUBSIDIARIES

Notes to Consolidated Financial Statements ($ amounts in thousands, except share and per share amounts)

1.	Principal Business and Organization

Corporate Capital Trust, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on June 9, 2010. The Company is a non-diversified closed-end management investment company and it is regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “40 Act”). The Company’s investment objective is to provide its shareholders with current income and, to a lesser extent, long-term capital appreciation, by investing primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of its advisors. The Company commenced business operations on June 17, 2011 and it commenced investment operations on July 1, 2011. The Company has elected to be treated as a regulated investment company, (“RIC”), under the Internal Revenue Code of 1986, as amended (the “Code”) and operates in a manner so as to qualify for the tax treatment applicable to RICs.

The Company is externally managed by CNL Fund Advisors Company (“CNL”) and KKR Asset Management LLC (“KKR”) (collectively the “Advisors”), which are responsible for sourcing potential investments, analyzing and conducting due diligence on prospective investment opportunities, structuring investments and monitoring the Company’s investment portfolio on an ongoing basis. Both Advisors are registered as investment advisers with the Securities and Exchange Commission (“SEC”). CNL also provides the administrative services necessary for the Company to operate.

The Company is currently offering and selling shares of its common stock pursuant to a registration statement on Form N-2 (Registration No. 333-189544) (the “Follow-On Registration Statement”) covering its follow-on continuous public offering of up to 209 million shares of common stock for an approximate maximum offering amount of $2.3 billion (the “Follow-On Offering”). The Company filed the Follow-On Registration Statement on June 21, 2013, and it was declared effective by the SEC on November 1, 2013. Immediately prior to the commencement of the Follow-On Offering, the Company terminated its initial continuous public offering (the “Initial Offering”). Through the termination date of the Initial Offering, the Company sold approximately 141 million shares of common stock, including reinvestment of distributions, for total gross proceeds of approximately $1.5 billion. The Initial Offering and Follow-On Offering are collectively referred to as the “Offerings”.

As of December 31, 2013, the Company had three wholly owned financing subsidiaries. CCT Funding LLC (“CCT Funding”) and Paris Funding LLC (“Paris Funding”) were established on July 15, 2011 and August 13, 2013, respectively, both for the purpose of arranging secured, revolving credit facilities with banks and to borrow money to invest in portfolio companies. Halifax Funding LLC (“Halifax Funding”) was established on October 11, 2012 for the purpose of entering into total return swaps (“TRS”).

2.	Significant Accounting Policies

Basis of Presentation and Principles of Consolidation - The accompanying financial statements of the Company are prepared in accordance with the instructions to Form 10-K and accounting principles generally accepted in the United States of America (“GAAP”). The Company consolidates the results of the Company’s subsidiaries in its consolidated financial statements. All intercompany account balances and transactions have been eliminated in consolidation.

Use of Estimates - The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities at the date of the consolidated financial statements, (ii) the reported amounts of income and expenses during the reported period and (iii) disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.

Cash and Cash Equivalents - Cash and cash equivalents consist of demand deposits, foreign currency, and highly liquid investments with original maturities of three months or less.

Valuation of Investments - The Company measures the value of its investments in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by the Financial Accounting Standards Board (“FASB”). Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC Topic 820 also defines hierarchical levels directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and the hierarchical levels are described as follows:

Level 1 – Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and debt securities, publicly listed derivatives, money market fund/ short term investment funds and foreign currency are generally included in Level 1. The Company does not adjust the quoted price for these investments.

Level 2 – Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from orderly transactions for similar investments in active markets between market participants and provided by reputable dealers or independent pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments generally included in this category are corporate bonds and loans, convertible debt indexed to publicly listed securities, foreign currency forward contracts and certain over-the-counter derivatives.

Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments generally included in this category are total return swap agreements, corporate bonds and loans, common and preferred stock investments, and equity options that lack observable market pricing.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment.

Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to the Company’s portfolio investments for which market quotations are not readily available, the Company’s board of directors is responsible for determining in good faith the fair value in accordance with the valuation policy approved by the board of directors, based on, among other things, the input of the Company’s Advisors, audit committee and independent third-party valuation firms under a valuation policy and a consistently applied valuation process. The Company’s board of directors has the final responsibility for reviewing and approving, in good faith, the Company’s determination of the fair value of its investments for which market quotations are not readily available.

The board of directors makes this fair value determination on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required. A determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. Further, such investments are generally less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment that does not have a readily available market value in a forced or liquidation sale, the Company could realize significantly less than the value recorded by Company.

The Company and its Advisors undertake a multi-step valuation process each quarter for debt and equity securities whose market prices are not otherwise readily available, as described below:

•	The quarterly valuation process initially begins with each portfolio company or investment being initially valued by KKR (internal valuation) and/or the Company’s independent third party valuation firm (external valuation) that provides a valuation range.

•	Valuation recommendations are formulated and documented by KKR and reviewed by KKR’s valuation committee. The KKR valuation committee then provides its valuation recommendation for each investment, along with supporting documentation, to CNL and the Company where the valuation recommendations and internal/external valuation documentation are reviewed by CNL and the Company’s management.

•	The Company’s audit committee then reviews the valuation recommendations and supporting documentation.

•	The Company’s board of directors then discusses the investment valuation recommendations with the Advisors and determines the fair value of these investments in good faith.

Depending on the relative liquidity in the markets for certain assets, the Company may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available. The valuation techniques used for the assets and liabilities that are valued using Level 3 of the fair value hierarchy are described below.

•	Corporate Debt Securities and Corporate Loans, at Estimated Fair Value: Corporate debt securities and corporate loans, at estimated fair value are initially valued at transaction price and are subsequently valued using market data for similar instruments (e.g., recent transactions or indicative broker quotes), comparisons to benchmark derivative indices or valuation models. Valuation models are based on yield analysis and discounted cash flow techniques, where the key inputs are based on relative value analyses and the assignment of risk-adjusted discounted rates, based on the analysis of similar instruments from similar issuers. In addition, an illiquidity discount is applied where appropriate.

•	Equity Investments, at Estimated Fair Value: Equity investments, at estimated fair value, are initially valued at transaction price and are subsequently valued using observable market prices, if available, or internally developed models in the absence of readily observable market prices. Valuation models are generally based on market and income (discounted cash flow) approaches, in which various internal and external factors are considered. Factors include key financial inputs and recent public and private transactions for comparable investments. Key inputs used for the discounted cash flow approach include the weighted average cost of capital and assumed inputs used to calculate terminal values, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”) exit multiples. The fair value recorded for a particular investment will generally be within the range suggested by the two approaches. Upon completion of the valuations conducted, an illiquidity discount is applied where appropriate.

•	Total Return Swaps, at Estimated Fair Value: The Company values its TRS in accordance with the TRS agreements between the Company (or its wholly owned subsidiary) and the TRS counter-party, which collectively established the TRS. Pursuant to the TRS agreements, the value of the TRS is based on (i) the increase or decrease in the value of the TRS reference assets relative to the notional amounts, together with (ii) accrued interest income and fee income, (iii) TRS financing costs on the TRS settled notional amount, and (iv) certain other expenses incurred under the TRS. The TRS reference assets are valued pursuant to the valuation algorithm specified in the TRS Agreements, including reliance on indicative bid prices provided by independent third-party pricing services. Bid prices reflect the highest price that market participants may be willing to pay. On a quarterly basis, the Company’s management reviews, tests and compares (i) the indicative bid prices assigned to each TRS reference asset by the TRS counter-party, based on the inputs provided by third-party pricing services with (ii) pricing inputs that are independently sourced by the Company’s management and/or its Advisors from third-party pricing services. Additionally, the Company’s management reviews the calculations of both collected and accrued interest, TRS financing costs, and realized gains and losses that also determine the aggregate fair value of the TRS. For additional disclosures on the Company’s TRS, including quantitative disclosures of the current period conclusions of the fair value components, refer to Note 4.

Key unobservable inputs that have a significant impact on the Company’s Level 3 valuations as described above are included in Note 5. The Company utilizes several unobservable pricing inputs and assumptions in determining the fair value of its Level 3 investments. These unobservable pricing inputs and assumptions may differ by asset and in the application of the Company’s valuation methodologies. The reported fair value estimates could vary materially if the Company had chosen to incorporate different unobservable pricing inputs and other assumptions.

Security Transactions, Realized/Unrealized Gains or Losses, and Income Recognition - Security transactions are recorded on a trade-date basis. The Company measures realized gains or losses from the repayment or sale of investments using the specific identification method. The amortized cost basis of investments includes (i) the original cost and (ii) adjustments for the accretion/amortization of market discounts and premiums, original issue discount and loan origination fees. The Company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation (depreciation) on investments in the condensed consolidated statements of operations.

Interest income is recorded on an accrual basis and includes amortization of premiums to par value and accretion of discounts to par value. Discounts and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Premiums and discounts are determined based on the cash flows expected to be collected for a particular investment. In its role as the Company’s investment adviser, KKR may provide assistance to portfolio companies and in return may receive fees for capital structuring services. KKR is obligated to remit to the Company any earned capital structuring fees based on the pro-rata portion of the Company’s investment. These fees are generally non-recurring and are recognized as earned revenue by the Company upon closing of the associated investment. Loan origination, closing, commitment and other fees received directly from borrowers in connection with the closing of investments are accreted over the contractual life of the loan based on the effective interest method as interest income. Upon prepayment of a debt investment, any prepayment penalties and unamortized loan fees and discounts are recorded as interest income.

The Company has investments in debt securities which contain a contractual payment-in-kind (“PIK”) interest provision. PIK interest computed at the contractual rate specified in the investment’s credit agreement is accrued into income and reflected as interest receivable up to the capitalization date. PIK investments offer issuers either the option or the obligation at each interest payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest receivable as additional principal due from the borrower. PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. If the portfolio company valuation indicates a value of the PIK investment that is not sufficient to cover the contractual PIK interest, the Company will not accrue PIK interest income on the PIK investment and will record an allowance for any accrued PIK interest receivable as a reduction of interest or dividend income in the period the Company determines it is not collectible. To maintain the Company’s status as a RIC, PIK interest income, which is considered taxable income, could create an additional distribution requirement, even though the Company has not yet collected the cash.

Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Loans or debt securities are placed on non-accrual status when principal or interest payments are at least 90 days past due or when there is reasonable doubt that principal or interest will be collected. Generally, accrued interest is reversed when a loan or a debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. The Company may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection. The contractual interest associated with a loan or debt security that has been placed on non-accrual status might increase taxable income, which could create an additional distribution requirement to maintain the Company’s status as a RIC.

Derivative Instruments - The Company’s derivative instruments include foreign currency forward contracts and total return swaps. The Company marks the value of its derivative instruments to market value through net change in unrealized appreciation (depreciation) on derivative instruments in the consolidated statements of operations. Unrealized appreciation (depreciation) on the TRS is composed of the net accrued interest income and accrued interest expense owed and the overall change in fair value of the TRS reference assets. Realized gains and losses that occur upon the cash settlement of the derivative instruments are included in net realized gain (loss) on derivative instruments in the condensed consolidated statements of operations. Realized gains and losses on the TRS are composed of any realized gains or losses on the TRS reference assets and the net interest received or paid on the quarterly TRS settlement date.

Deferred Financing Costs - Deferred financing costs represent fees and other direct costs incurred in connection with arranging the Company’s borrowings and total return swaps. These amounts are initially recorded as prepaid and deferred expenses on the condensed consolidated statements of assets and liabilities and then subsequently amortized over the contractual term of the credit facilities and total return swap agreements as interest expense.

Paid In Capital - The Company records the proceeds from the sale of its common stock on a net basis to (i) capital stock and (ii) paid in capital in excess of par value, excluding all commissions and marketing support fees.

Foreign Currency Translation, Transactions and Gains/Losses - Foreign currency amounts are translated into U.S. dollars on the following basis: (i) at the exchange rate on the last business day of the reporting period for the fair value of investment securities, other assets and liabilities; and (ii) at the rates of exchange prevailing on the respective recording dates for the purchase and sale of investment securities, income, expenses, gains and losses.

Net assets and fair values are presented based on the applicable foreign exchange rates described above and the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held; therefore the fluctuations related to foreign exchange rate conversion are included with the net realized gain (loss) and unrealized appreciation (depreciation) on investments.

Net realized foreign exchange gains or losses arise from activity in foreign currency forward contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Company and the U.S. dollar equivalent of the amounts actually received or paid by the Company. Unrealized appreciation (depreciation) from currency translation for foreign currency forward contracts is included in net change in unrealized appreciation (depreciation) on derivative instruments on the consolidated statements of operations and is included with unrealized appreciation (depreciation) on derivative instruments on the consolidated statements of assets and liabilities. Unrealized appreciation (depreciation) from foreign currency translation for other receivables or payables is presented as net change in unrealized appreciation (depreciation) on foreign currency translation in the consolidated statements of operations.

Management Fees - The Company accrues for the base management fee (recorded as investment advisory fees) and performance-based incentive fees, including (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. The Company records the liability for the incentive fee on capital gains based on a hypothetical liquidation of its investment portfolio at the end of each reporting period. Therefore the accrual for incentive fee on capital gains includes the recognition of incentive fee on both net realized gains and net unrealized appreciation, if any, although any such incentive fee associated with net unrealized appreciation is neither earned nor payable to the Advisors until net unrealized appreciation is realized as net realized gains. Additionally the determination of whether the accrued incentive fee associated with net realized gains is earned and payable to the Advisors can only be made at the end of the calendar year. The two components of performance-based incentive fees are combined and expensed on the consolidated statements of operations and accrued on the consolidated statements of assets and liabilities as accrued performance-based incentive fees.

Organization and Offering Expenses - Organization expenses, including reimbursement payments to Advisors, are expensed on the Company’s consolidated statements of operations. Continuous offering expenses, including reimbursement payments to Advisors, but excluding commission and marketing support fees, are accumulated monthly and capitalized on the consolidated statements of assets and liabilities as deferred offering expenses and then subsequently expensed over a 12-month period.

Earnings per Share - Earnings per share is calculated based upon the weighted average number of shares of common stock outstanding during the reporting period.

Distributions - Distributions are generally declared by the Company’s board of directors each calendar quarter and recognized as distribution liabilities on the record date. Distributions are paid monthly. The Company has adopted a distribution reinvestment plan that provides for reinvestment of distributions on behalf of shareholders. Shareholders who have elected to participate in the distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of common stock at a price per share equivalent to the public offering price on the distribution payment date, net of commissions and marketing support fees.

Federal Income Taxes - The Company has elected to be treated for federal income tax purposes, and intends to maintain its qualification as RIC under Subchapter M of the Code. Generally, a RIC is not subject to federal income taxes on distributed income and gains if it distributes at least 90% of “Investment Company Taxable Income,” as defined in the Code. The Company intends to distribute sufficient dividends to maintain its RIC status each year and it does not anticipate paying a material level of federal income taxes.

The Company is also generally subject to nondeductible federal excise taxes if it does not distribute an amount at least equal to the sum (i) 98% of net ordinary income for a calendar year, (ii) 98.2% of the Company’s capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no federal income tax. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% federal excise tax on this excess taxable income.

The Company recognizes in its consolidated financial statements the effect of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Company did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25, Income Taxes – Overall –Recognition, nor did it have any unrecognized tax benefits as of the periods presented herein. Although the Company files federal and state tax returns, its major tax jurisdiction is federal.

Book and tax basis differences relating to permanent book and tax differences are reclassified among the Company’s capital accounts, as appropriate. Additionally, the tax character of distributions is determined in accordance with the Code which differs from GAAP. See Note 13 to the consolidated financial statements.

Recent Accounting Pronouncements - In January 2013, the FASB clarified the scope of offsetting disclosure requirements which require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The guidance is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods, with retrospective disclosures required for all comparative periods presented. The guidance did not have a material impact on the consolidated financial statements.

3.	Investments

The Company is engaged in a strategy to invest primarily in the debt of privately owned U.S. companies. The primary investment concentrations include (i) senior debt securities and (ii) subordinated debt securities. The Company’s investments may, in some cases, be accompanied by warrants, options or other forms of equity participation. The Company may separately purchase common or preferred equity interests in transactions. The Company may also invest in structured products such as collateralized loan obligations. The fair value of the Company’s investments will generally fluctuate with, among other things, changes in prevailing interest rates, the general supply of, and demand for, debt capital among private and public companies, general domestic and global economic conditions, the condition of certain financial markets, developments or trends in any particular industry and changes in the financial condition and credit quality of each security’s issuer.

Investment purchases, sales and principal payments/paydowns are summarized below for the years ended December 31, 2013 and 2012. These purchase and sale amounts exclude short-term investments (i.e. money market fund investments) and derivative instruments.

	Year Ended December 31,
	2013	2012
Investment purchases, at cost	$2,090,370	$991,952
Investment sales, proceeds	807,216	358,598
Principal payments/paydown proceeds	117,879	51,932

As of December 31, 2013, debt investments on non-accrual status represented 0.7% and 0.6% of total investments on a cost and fair value basis, respectively. As of December 31, 2012, there were no debt investments on non-accrual status.

As of December 31, 2013, the Company’s investment portfolio consisted of the following:

				Percentage of	Percentage of
Asset Category	Cost		Fair Value	Portfolio	Net Assets
Senior debt	$1,452,592		$1,474,492	76.6%	103.1%
Subordinated debt	355,239	(1)	370,131	19.2	25.9
Structured products	55,520		55,575	2.9	3.9
Equity/Other	24,250		24,671	1.3	1.7

Subtotal	1,887,601		1,924,869	100.0%	134.6

Short term investments	149,903		149,903		10.5

Total investments	$2,037,504		$2,074,772		145.1%

(1)	This number has been corrected for a typographical error in the Company’s Form 10-K for the year ended December 31, 2013 as filed with the SEC on March 20, 2014, wherein it had been incorrectly reported as $350,239.

As of December 31, 2012, the Company’s investment portfolio consisted of the following:

			Percentage of	Percentage of
Asset Category	Cost	Fair Value	Portfolio	Net Assets
Senior debt	$519,196	$522,443	74.9%	85.4%
Subordinated debt	163,646	166,345	23.8	27.2
Structured products	3,335	3,443	0.5	0.6
Equity/Other	5,250	5,437	0.8	0.9

Subtotal	691,427	697,668	100.0%	114.1

Short term investments	13,203	13,203		2.2

Total investments	$704,630	$710,871		116.3%

The industry composition, geographic dispersion, and local currencies of the Company’s investment portfolio at fair value, excluding short-term investments and derivative instruments, as of December 31, 2013 and December 31, 2012 was as follows:

Industry Composition	December 31, 2013	December 31, 2012
Consumer Durables & Apparel	19.0%	1.0%
Technology Hardware & Equipment	12.4	7.8
Retailing	10.6	9.2
Health Care Equipment & Services	9.3	6.2
Software & Services	7.7	9.1
Materials	7.1	9.9
Energy	6.1	0.9
Capital Goods	5.4	13.7
Food, Beverage & Tobacco	5.2	1.3
Insurance	3.5	6.2
Commercial & Professional	3.5	3.4
Media	3.5	11.0
Diversified Financials	2.9	2.5
Food & Staples Retailing	1.7	1.9
Telecommunication Services	1.7	4.1
Remaining Industries	0.4	11.8

Total	100.0%	100.0%

Geographic Dispersion(1)
United States	76.9%	94.4%
Sweden	5.9	0.1
Luxembourg	4.4	1.3
Ireland	3.1	0.3
Netherlands	2.4	—
United Kingdom	2.2	2.2
Remaining Countries	5.1	1.7

Total	100.0%	100.0%

Local Currency
U.S. Dollar	84.0%	97.3%
Euro	11.2	1.7
British Pound Sterling	2.0	1.0
New Zealand Dollar	2.0	—
Swedish Krona	0.8	—

Total	100.0%	100.0%

(1)	The geographic dispersion is determined by the portfolio company’s country of domicile or the jurisdiction of the security issuer.

During the years ended December 31, 2013 and 2012, the Company did not hold any non-controlled investments where it owned 5% or more of a portfolio company’s outstanding voting securities as investments in “affiliated” companies. In addition, the Company did not hold any investments in “controlled” companies where it owned more than 25% of a portfolio company’s outstanding voting securities.

4.	Derivative Instruments

The following is a summary of the fair value and location of the Company’s derivative instruments on the consolidated statements of assets and liabilities:

		Fair Value
		As of December 31,
Derivative Instrument	Statement Location	2013	2012
Foreign currency forward contracts	Unrealized depreciation on derivative instruments	$(3,181)	$(147)
TRS	Unrealized appreciation on derivative instruments	1,861	1,349

Total		$(1,320)	$1,202

Realized and unrealized gains and losses on derivative instruments recorded by the Company for the years ended December 31, 2013 and 2012 are in the following location on the consolidated statements of operations:

		Realized Gain (Loss)
		Year Ended December 31,
Derivative Instrument	Statement Location	2013	2012
Foreign currency forward contracts	Net realized loss on derivative instruments	$(1,174)	$(433)
TRS	Net realized gain on derivative instruments	10,309	—

Total		$9,135	$(433)

		Unrealized Gain (Loss)
		Year Ended December 31,
Derivative Instrument	Statement Location	2013	2012
Foreign currency forward contracts	Net change in unrealized depreciation on derivative instruments	$(3,034)	$(147)
TRS	Net change in unrealized appreciation on derivative instruments	512	1,349

Total		$(2,522)	$1,202

Foreign Currency Forward Contracts:

The Company may enter into foreign currency forward contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies and to economically hedge the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market exchange rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when forward contracts are settled. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts; the Company attempts to limit counterparty risk by only dealing with well known counterparties.

At December 31, 2013, the details of the Company’s open foreign currency forward contracts were as follows:

						Unrealized
Foreign Currency	Settlement Date	Amount and Transaction		US$ Value at Settlement Date	US$ Value at December 31, 2013	Appreciation (Depreciation)
EUR	Jan. 3, 2014		€2,100 Sold	$2,745	$2,889	$(144)
EUR	Jan. 10, 2014		€8,100 Sold	10,747	11,143	(396)
EUR	Jan. 8, 2015		€17,000 Sold	22,919	23,402	(483)
EUR	Jan. 8, 2015		€43,500 Sold	59,608	59,882	(274)
EUR	Jan. 8, 2015		€2,100 Sold	2,899	2,891	8
GBP	Jan. 10, 2014		£15,100 Sold	23,701	25,004	(1,303)
GBP	Jan. 10, 2014		£8,498 Sold	13,484	14,071	(587)
NZD	Jul. 23, 2014	N$	4,000 Sold	3,235	3,237	(2)

Total				$139,338	$142,519	$(3,181)

At December 31, 2012, the details of the Company’s open foreign currency forward contracts were as follows:

Foreign Currency	Settlement Date	Amount and Transaction	US$ Value at Settlement Date	US$ Value at December 31, 2012	Unrealized Appreciation (Depreciation)
EUR	Jan. 3, 2013	€2,300 Sold	$2,918	$3,036	$(118)
EUR	Jan. 31, 2013	€6,242 Sold	8,249	8,240	9
GBP	Jan. 18, 2013	£4,255 Sold	6,874	6,912	(38)

Total			$18,041	$18,188	$(147)

Options:

The Company holds equity options in certain portfolio companies to enhance investment returns in connection with its primary lending activities. In purchasing options, the Company bears the risk of an unfavorable change in the value of the underlying equity interest. The aggregate fair value of options as of December 31, 2013 represents 1.1% of the Company’s net assets. The Company did not hold any equity options as of December 31, 2012.

Total Return Swaps:

On November 15, 2012, Halifax Funding entered into the TRS with the Bank of Nova Scotia (“BNS” or “counterparty”).

The TRS arrangement with BNS consists of a set of TRS agreements. Pursuant to the terms of the TRS, Halifax Funding may select a portfolio of single-name corporate loans and/or bonds (each a “TRS reference asset” and together the “TRS reference assets”) with a maximum aggregate notional amount of $500,000. Under the terms of the TRS agreements, each TRS reference asset included in the TRS portfolio constitutes a separate total return swap transaction, although all calculations, payments and transfers required to be made under the TRS agreements are calculated and treated on an aggregate basis, based upon all such transactions.

Halifax Funding receives quarterly from BNS (i) all collected interest and fees generated by TRS reference assets and (ii) realized gains from the sale or repayment of TRS reference assets, if any. Halifax Funding pays to BNS (i) interest on the TRS settled notional amount at a rate equal to the three-month LIBOR+0.80% per annum if the initial investment amount (i.e. posted collateral) equals or exceeds 50% of the TRS trade basis notional amount, or three-month LIBOR+1.00% if the initial investment amount is less than 50% of the TRS trade basis notional amount and (ii) realized losses, if any. In addition, upon the termination of the TRS arrangement, Halifax Funding will either receive from BNS any net realized gain, or pay to BNS any net realized loss, on the liquidation of TRS reference assets.

Halifax Funding posts collateral in the form of certificates of deposit held by a custodian. Generally, the required collateral amount is at least 40% of the notional amount of each TRS reference asset at the time that such TRS reference asset is confirmed for acquisition by the counterparty. Halifax Funding may be required to post additional collateral, on a dollar-for-dollar basis, in the event of depreciation in the value of TRS reference assets after such value decreases below a specified amount. Halifax Funding is required to post additional collateral to ensure that the collateral market value, as solely determined by BNS, is at least equal to 25% of the value of the TRS portfolio.

The obligations of Halifax Funding under the TRS agreements are non-recourse to the Company and the Company’s exposure to the TRS is limited to the amount of collateral that is posted pursuant to the terms of the TRS agreements. The Company has no contractual obligation to post any collateral or to make any interest payments to BNS. The Company may, but is not obligated to, increase its equity investment in Halifax Funding for the purpose of funding additional collateral or payment obligations for which Halifax Funding may become obligated during the term of the TRS agreements. If the Company does not make any such additional equity investment in Halifax Funding and Halifax Funding fails to meet its obligations under the TRS agreements, then BNS will have the right to terminate the TRS and use the collateral posted by Halifax Funding with the custodian to offset any amount owed to BNS. The Company may terminate the TRS at any time upon providing at least 30 days notice prior to the proposed settlement date of the TRS reference assets related to such termination. In the absence of an early termination as just described, the TRS will terminate on January 15, 2016. Upon the third anniversary date of the TRS, Halifax Funding will be required to pay a termination fee if the cumulative interest spread paid to BNS over the life of the TRS agreements is less than $6,900. Halifax Funding would have been required to pay an early termination fee of $5,534 if the TRS had been terminated as of December 31, 2013.

As of December 31, 2013 and 2012, Halifax Funding had selected 20 and 54 underlying debt positions, respectively, and had posted $37,501 and $87,974 in collateral, respectively, which is recorded as collateral on deposit with custodian on the consolidated statements of assets and liabilities. The following table reconciles the TRS settled notional amount, upon which the financing charge to BNS is based, to the total, or trade basis, notional amount:

	As of December 31,
	2013	2012
Settled notional amount	$54,829	$105,014
Unsettled additions	23,759	58,998
Unsettled deletions	(18,677)	—

Total notional amount	$59,911	$164,012

The following table summarizes the fair value components of the TRS portfolio:

	As of December 31,
	2013	2012
Interest and fee income	$1,806	$1,018
Financing charge	(103)	(80)
Net realized loss	(27)	(345)
Net unrealized appreciation of reference assets	185	756

TRS Total fair value	$1,861	$1,349

The following table summarizes the components of realized gains on the TRS. There were no TRS realized gains for the year ended December 31, 2012.

Year Ended December 31, 2013
Interest and fee income	$10,017
Financing charge	(1,848)
Net realized gain	2,140

TRS Total realized gains	$10,309

The following is a summary of the TRS reference assets as of December 31, 2013:

Company (a)	Industry	Investment	Interest Rate	LIBOR Floor	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Artesyn Technologies, Inc.	Technology Hardware & Equipment	Senior Debt(b)	9.75%		10/15/2020	$3,640	$3,640	$—
Avaya, Inc.	Technology Hardware & Equipment	Senior Debt	L + 675	1.25%	3/31/2018	2,573	2,627	54
Caraustar Industries, Inc.	Materials	Senior Debt(c)	L + 625	1.25%	5/1/2019	3,648	3,626	(22)
Catalina Marketing Corp.	Media	Senior Debt(c)	L + 425	1.00%	10/12/2020	3,526	3,532	6
Cequel Communications Holdings, LLC	Media	Subordinated Debt	5.13%		12/15/2021	3,007	2,812	(195)
Commscope, Inc.	Technology Hardware & Equipment	Subordinated Debt	6.63% or 7.38% PIK		6/1/2020	3,908	4,064	156
Continental Building Products, LLC	Materials	Senior Debt	L + 375	1.00%	8/28/2020	1,985	1,994	9
Data Device Corp.	Capital Goods	Senior Debt(c)	L + 650	1.50%	7/11/2018	2,680	2,669	(11)
Greenway Medical Technologies	Health Care Equipment & Services	Senior Debt	L + 500	1.00%	11/4/2020	2,475	2,462	(13)

Company(a)	Industry	Investment	Interest Rate	LIBOR Floor	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Hot Topic, Inc.	Consumer Durables & Apparel	Senior Debt	9.25%		6/15/2021	3,675	3,658	(17)
Internet Brands, Inc.	Media	Senior Debt(c)	L + 500	1.25%	3/18/2019	2,465	2,440	(25)
IPC Systems, Inc.	Technology Hardware & Equipment	Senior Debt	L + 650	1.25%	7/31/2017	2,971	3,015	44
Misys Ltd.	Software & Services	Senior Debt(b)	12.00%		6/12/2019	2,898	3,232	334
NEP Group, Inc.	Media	Senior Debt	L + 825	1.25%	7/22/2020	1,315	1,360	45
OneStopPlus Group	Consumer Durables & Apparel	Senior Debt(c)	L + 450	1.00%	2/5/2020	7,294	7,285	(9)
Pinnacle Agriculture Holdings, LLC	Materials	Senior Debt	9.00%		11/15/2020	3,745	3,710	(35)
RedPrairie Corp.	Software & Services	Senior Debt	L + 1000	1.25%	12/21/2019	1,830	1,743	(87)
Summit Materials, LLC	Materials	Subordinated Debt	10.50%		1/31/2020	656	638	(18)
Travelport, LLC	Software & Services	Senior Debt(c)	L + 500	1.25%	6/26/2019	2,304	2,326	22
Wilton Brands LLC	Materials	Senior Debt(c)	L + 625	1.25%	8/30/2018	3,316	3,263	(53)

TOTAL						$59,911	$60,096	$185

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)	The investment is not a qualifying asset as defined in Section 55(a) under the 1940 Act.
(c)	Reference asset position or portion thereof unsettled as of December 31, 2013.

The following is a summary of the TRS reference assets as of December 31, 2012:

Company(a)	Industry	Investment	Interest Rate	LIBOR Floor	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Block Communications, Inc.	Media	Subordinated Debt	7.25%		2/1/2020	$114	$114	$—
California Pizza Kitchen, Inc.	Food & Staples Retailing	Senior Debt	L+550	1.25%	7/7/2017	4,263	4,241	(22)
Camp International Holding Co.	Software & Services	Senior Debt	L+400	1.25%	5/31/2019	2,173	2,172	(1)
Catalina Marketing Corp.	Media	Subordinated Debt	10.50%		10/1/2015	7,000	6,871	(129)
CCC Information Services, Inc.	Software & Services	Senior Debt(c)	L+470	1.25%	12/14/2019	1,510	1,521	11
Charter Communications Operating, LLC	Media	Subordinated Debt(b)	7.25%		10/30/2017	625	622	(3)
CHG Companies, Inc.	Health Care Equipment & Services	Senior Debt(c)	L+375	1.25%	11/19/2019	6,913	6,971	58
Clear Channel Communications, Inc.	Media	Subordinated Debt(b)	6.50%		11/15/2022	2,236	2,342	106
Clear Channel Communications, Inc.	Media	Subordinated Debt(b)	6.50%		11/15/2022	6,111	6,411	300
Continental Airlines, Inc.	Transportation	Senior Debt(b)	8.31%		10/2/2019	605	569	(36)
First American Payment Systems, LP	Software & Services	Senior Debt	L+450	1.25%	10/12/2018	8,950	8,914	(36)
FleetPride Corp.	Capital Goods	Senior Debt(c)	L+400	1.25%	11/19/2019	4,522	4,518	(4)
Fly Leasing, Ltd.	Transportation	Senior Debt(b)(c)	L+450	1.25%	8/8/2018	4,193	4,177	(16)
GCI Inc.	Telecommunication Services	Subordinated Debt	6.75%		6/1/2021	6,644	6,577	(67)
Gymboree Corporation	Retailing	Senior Debt	L+350	1.50%	2/23/2018	4,097	3,885	(212)
Hamilton Sundstrand Industrial	Capital Goods	Senior Debt	L+375	1.25%	12/13/2019	7,920	8,060	140
Heartland Dental Care	Pharmaceuticals, Biotechnology & Life Sciences	Senior Debt(c)	L+500	1.25%	12/21/2018	4,203	4,203	—
Hilcorp Energy I LP	Energy	Subordinated Debt(b)	8.00%		2/15/2020	1,817	1,808	(9)
Hubbard Radio, LLC	Media	Senior Debt(c)	L+375	1.50%	4/28/2017	494	495	1
Husky Injection Molding Systems, Ltd.	Capital Goods	Senior Debt(b)(c)	L+450	1.25%	7/2/2018	1,256	1,249	(7)
Immucor, Inc.	Health Care Equipment & Services	Senior Debt(c)	L+450	1.25%	8/19/2018	48	48	—
IPC Systems, Inc.	Technology Hardware & Equipment	Senior Debt	L+650		7/31/2017	3,951	3,898	(53)
Jo-Ann Stores, Inc.	Retailing	Senior Debt(c)	L+350	1.25%	3/16/2018	23	23	—
Kinetic Concepts, Inc.	Health Care Equipment & Services	Senior Debt(c)	L+425	1.25%	5/4/2018	1,971	1,971	—
Kinetic Concepts, Inc.	Health Care Equipment & Services	Senior Debt(c)	L+375	1.25%	11/4/2016	1,313	1,312	(1)
Local TV Finance, LLC	Media	Senior Debt(c)	L+400		5/7/2015	372	370	(2)
Lord & Taylor Holdings, LLC	Retailing	Senior Debt(c)	L+450	1.25%	1/11/2019	34	34	—
MedAssets, Inc.	Health Care Equipment & Services	Senior Debt(b)	L+275	1.25%	12/13/2019	2,341	2,347	6
MGM Resorts International	Consumer Services	Senior Debt(b)	L+325	1.00%	12/20/2019	7,231	7,340	109
Misys PLC	Software & Services	Senior Debt(b)	12.00%		6/12/2019	5,982	5,979	(3)
NPC International, Inc.	Consumer Services	Senior Debt(c)	L+325	1.25%	12/28/2018	1,636	1,624	(12)
NuSil Technology LLC	Materials	Senior Debt(c)	L+375	1.25%	4/7/2017	502	501	(1)
Nuveen Investments, Inc.	Diversified Financials	Senior Debt(b)(c)	L+550		5/13/2017	7,059	7,065	6
Nuveen Investments, Inc.	Diversified Financials	Senior Debt(b)	L+600	1.25%	5/13/2017	285	283	(2)
Nuveen Investments, Inc.	Diversified Financials	Senior Debt(b)	L+550		5/13/2017	26	26	—
PQ Corp.	Materials	Senior Debt	L+425	1.25%	5/8/2017	5,582	5,588	6
PVH Corp.	Consumer Durables & Apparel	Senior Debt(b)(c)	L+250	0.75%	12/19/2019	1,473	1,488	15
RedPrairie Corp.	Software & Services	Senior Debt(c)	L+550	1.25%	12/21/2018	1,078	1,097	19
Roofing Supply Group, LLC	Retailing	Senior Debt(c)	L+375	1.25%	5/31/2019	90	90	—
Sabre, Inc.	Transportation	Senior Debt(c)	L+575		12/29/2017	4,399	4,397	(2)
Sabre, Inc.	Transportation	Senior Debt(c)	L+600	1.25%	12/29/2017	2,212	2,212	—

Company (a)	Industry	Investment	Interest Rate	LIBOR Floor	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Savers, Inc.	Retailing	Senior Debt(c)	L+375	1.25%	7/9/2019	205	205	—
Scitor Corp.	Capital Goods	Senior Debt(c)	L+350	1.50%	2/15/2017	22	22	—
SGS International, Inc.	Media	Senior Debt	L+375	1.25%	10/17/2019	5,515	5,543	28
Skilled Healthcare Group, Inc.	Health Care Equipment & Services	Senior Debt(b)	L+525	1.50%	4/9/2016	15	15	—
Spectrum Brands, Inc.	Household & Personal Products	Senior Debt(b)	L+325	1.25%	12/17/2019	1,525	1,552	27
Tempur-Pedic International, Inc.	Commercial & Professional Services	Senior Debt(b)(c)	L+400	1.00%	11/14/2019	6,852	7,000	148
Terex Corp.	Capital Goods	Subordinated Debt(b)	6.00%		5/15/2021	4,626	4,857	231
The TelX Group, Inc.	Telecommunication Services	Senior Debt(c)	L+500	1.25%	9/23/2017	7,019	6,999	(20)
Tomkins Air Distribution	Capital Goods	Senior Debt	L+375	1.25%	11/9/2018	5,949	6,058	109
USI Holdings Corp.	Insurance	Subordinated Debt	7.75%		1/15/2021	1,076	1,063	(13)
USI Holdings Corp.	Insurance	Senior Debt(c)	L+400	1.25%	12/27/2019	1,919	1,940	21
West Corp.	Software & Services	Subordinated Debt	8.63%		10/1/2018	6,030	6,096	66
West Corp.	Software & Services	Senior Debt(c)	L+425	1.25%	7/15/2016	5	5	—

Total						$164,012	$164,768	$756

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)	The investment is not a qualifying asset as defined in Section 55(a) under the 1940 Act.
(c)	Reference asset position or portion thereof unsettled as of December 31, 2012.

5.	Fair Value of Financial Instruments

The Company’s investments were categorized in the fair value hierarchy as follows as of December 31, 2013 and 2012:

	December 31, 2013
Description	Level 1	Level 2	Level 3	Total
Senior debt	$—	$863,216	$611,276	$1,474,492
Subordinated debt	—	198,210	171,921	370,131
Structured products	—	—	55,575	55,575
Equity/Other	—	—	24,671	24,671

Subtotal	—	1,061,426	863,443	1,924,869
Short term investments	149,903	—	—	149,903

Total investments	$149,903	$1,061,426	$863,443	$2,074,772

Derivative Type	Level 1	Level 2	Level 3	Total
Assets
Total return swaps	$—	$—	$1,861	$1,861
Liabilities
Foreign currency forward contracts	—	(3,181)	—	(3,181)

Total	$—	$(3,181)	$1,861	$(1,320)

	December 31, 2012
Description	Level 1	Level 2	Level 3	Total
Senior debt	$—	$435,852	$86,591	$522,443
Subordinated debt	—	163,580	2,765	166,345
Structured products	—	—	3,443	3,443
Equity/Other	4,984	—	453	5,437

Subtotal	4,984	599,432	93,252	697,668
Short term investments	13,203	—	—	13,203

Total investments	$18,187	$599,432	$93,252	$710,871

Derivative Type	Level 1	Level 2	Level 3	Total
Assets
Foreign currency forward contracts	$—	$9	$—	$9
Total return swaps	—	—	1,349	1,349
Liabilities
Foreign currency forward contracts	—	(156)	—	(156)

Total	$—	$(147)	$1,349	$1,202

There were no transfers between Level 1 and Level 2 during the years ended December 31, 2013 and 2012.

The carrying value of cash and foreign currency is classified as Level 1 with respect to the fair value hierarchy. The carrying value of the Company’s collateral on deposit with custodian and credit facilities approximate their fair value and they would be classified as Level 2 with regards to the fair value hierarchy.

At December 31, 2013, the Company held 30 distinct investment positions that were classified as Level 3, representing an aggregate fair value of $863,443 and 41.6% of the total investment portfolio. The ranges of unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of December 31, 2013 were as follows:

Asset Group	Fair Value(1)	Valuation Techniques(2)	Unobservable Inputs	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input(4)
Senior Debt	$611,276	Discounted Cash Flow	Discount Rate	7.36% - 14.37% (11.12%)	Decrease
			Market Yield	5.92% - 10.60% (8.58%)	Decrease
			Yield Premium	0.00% - 4.00% (2.31%)	Decrease
			Weighted Average Cost of Capital	6.60% - 14.20% (10.61%)	Decrease
			EBITDA Multiple	5.00x - 9.50x (8.08x)	Increase
Subordinated Debt	$171,921	Discounted Cash Flow	Discount Rate	11.26% - 15.51% (14.77%)	Decrease
			Market Yield	6.30% - 11.92% (11.12%)	Decrease
			Yield Premium	4.00% (4.00%)	Decrease
			Weighted Average Cost of Capital	7.70% - 15.20% (14.36%)	Decrease
			EBITDA Multiple	7.50x - 12.00x (9.25x)	Increase
Structured Products	3,359	Broker Quote	Bid Price	101.50 (101.50)	Increase
	52,216	Discounted Cash Flow	Discount Rate	11.34% (11.34%)	Decrease
Equity/Other – Common Stock	7,061	Market Comparables	EBITDA Multiple	8.90x - 10.00x (9.02x)	Increase
Equity/Other – Equity Options	15,256	Discounted Cash Flow	EBITDA Multiple	9.75x (9.75x)	Increase
			Discount Rate	12.00% (12.00%)	Decrease
Equity/Other – Overriding Royalty Interest	2,354	Discounted Cash Flow	Discount Rate	13.71% (13.71%)	Decrease

Total	$863,443

(1)	The TRS was valued in accordance with the TRS agreements as discussed in Note 2. See Note 4 for quantitative disclosures of the current period conclusions of the fair value of the TRS.
(2)	For the assets and investment that have more than one valuation technique, the Company may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0 – 100%. Indicative broker quotes obtained for valuation purposes are reviewed by the Company relative to other valuation techniques.
(3)	Weighted average amounts are based on the estimated fair values.
(4)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

At December 31, 2012, the Company held 18 distinct investment positions that were classified as Level 3, representing an aggregate fair value of $93,252 and 13.1% of the total investment portfolio. The ranges of unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of December 31, 2012 were as follows:

Asset Group	Fair Value(1)	Valuation Techniques(2)	Unobservable Inputs	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input(4)
Senior Debt	$18,681	Broker Quotes	Mid Price	94.25 – 102 (100.98)	Increase
	67,910	Broker Quotes\	Mid Price	98 – 101.5 (98.55)	Increase
		Market Comparables	Market Yield	5.0 – 11.9% (8.91%)	Decrease
			Discount Margin	437 – 1069 bps (808 bps)	Decrease
			Illiquidity Discount	1.0 – 4.0% (2.29%)	Decrease
Subordinated Debt	2,765	Market Comparables	Market Yield	12.0 – 13.0% (12.54%)	Decrease
			Discount Margin	1071 – 1250 bps (1170 bps)	Decrease
			EBITDA Multiple	9.6x (9.6x)	Increase
			Illiquidity Discount	2% (2%)	Decrease
Structured Products	3,443	Broker Quotes	Bid Price	104.02 (104.02)	Increase
Equity/Other-	453	Market Comparables\	Forward EBITDA Multiple	9.8x (9.8x)	Increase
Common Stock		Discounted Cash Flow	LTM EBITDA Multiple	12.9x (12.9x)	Increase
			Illiquidity Discount	15% (15%)	Decrease
			Weighted Average Cost of Capital	12.2% (12.2%)	Decrease

Total	$93,252

(1)	The TRS was valued in accordance with the TRS Agreement as discussed below. See Note 4 for quantitative disclosures of the current period conclusions of the fair value of the TRS.
(2)	For the assets and investment that have more than one valuation technique, the Company may rely on the stated techniques individually or in the aggregate based on a weight ascribed to each valuation technique, ranging from 0 – 100%. Broker quotes obtained for valuation purposes are reviewed by the Company relative to other valuation techniques.
(3)	Weighted average amounts are based on the estimated fair values. If noted as NA, then the number of inputs is too few to compute the weighted average for the range.
(4)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the input would have the opposite effect. Significant changes in these inputs in isolation could result in significantly higher or lower fair value measurements.

In the above tables, certain investments may be valued at cost for a period of time after an acquisition as the best indicator of fair value.

The above tables represent the significant unobservable inputs as they relate to the Company’s determination of fair values for the majority of its investments categorized within Level 3 as of December 31, 2013. In addition to the techniques and inputs noted in the table above, according to the Company’s valuation policy, it may also use other valuation techniques and methodologies when determining the Company’s fair value estimates. Any significant increases or decreases in these unobservable inputs would result in significant increases or decreases in the fair value of the Company’s investments.

Investments that do not have a readily available market value are valued utilizing a market comparables approach, an income approach (i.e. discounted cash flow approach), or both approaches, as appropriate. The market comparables approach uses prices, including third-party indicative broker quotes, and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) that are discounted based on a required or expected discount rate to derive a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing its investments include, as relevant: available current market data, including an assessment of the credit quality of the security issuer, relevant and applicable market trading and transaction comparables, applicable market yields and multiples, illiquidity discounts, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors.

The following is a reconciliation for the year ended December 31, 2013 of investments for which Level 3 inputs were used in determining fair value:

	Senior Debt	Subordinated Debt	Structured Products	Equity/ Other	Total Return Swaps	Total
Fair Value Balance as of January 1, 2013	$86,591	$2,765	$3,443	$453	$1,349	$94,601
Additions	580,075	161,563	52,194	23,801	—	817,633
Net realized gain	1,581	—	—	—	10,309	11,890
Net change in unrealized appreciation (depreciation)(1)	616	7,205	(52)	417	512	8,698
Sales or repayments	(33,178)	—	—	—	(10,309)	(43,487)
Net discount accretion	866	388	(10)	—	—	1,244
Transfers out of Level 3	(25,275)	—	—	—	—	(25,275)
Transfers into Level 3	—	—	—	—	—	—

Fair Value Balance as of December 31, 2013	$611,276	$171,921	$55,575	$24,671	$1,861	$865,304

Change in net unrealized appreciation (depreciation) in investments still held as of December 31, 2013(1)	$1,657	$7,205	$(52)	$417	$512	$9,739

(1)	Amount is included in the related amount on investments and derivative instruments in the consolidated statements of operations.

The following is a reconciliation for the year ended December 31, 2012 of investments for which Level 3 inputs were used in determining fair value:

	Senior Debt	Subordinated Debt	Structured Products	Equity/ Other	Total Return Swaps	Total
Fair Value Balance as of January 1, 2012	$4,652	$963	$—	$—	$—	$5,615
Additions	81,956	3,747	3,343	449	—	89,495
Net realized gain	606	12	—	—	—	618
Net change in unrealized appreciation (depreciation)(1)	1,111	141	108	4	1,349	2,713
Sales or repayments	(20,198)	(998)	—	—	—	(21,196)
Net discount accretion	120	6	(8)	—	—	118
Transfers out of Level 3	(6,808)	(1,106)	—	—	—	(7,914)
Transfers into Level 3	25,152	—	—	—	—	25,152

Fair Value Balance as of December 31, 2012	$86,591	$2,765	$3,443	$453	$1,349	$94,601

Change in net unrealized appreciation (depreciation) in investments still held as of December 31, 2012(1)	$1,362	$135	$108	$4	$1,349	$2,958

(1)	Amount is included in the related amount on investments and derivative instruments in the consolidated statements of operations.

No securities were transferred into the Level 3 hierarchy and seven were transferred out of the Level 3 hierarchy during the year ended December 31, 2013. Eight securities were transferred into the Level 3 hierarchy and four were transferred out of the Level 3 hierarchy during the year ended December 31, 2012. These investments were transferred at fair value as of the beginning of the quarter in which they were transferred. The classification transfers between Level 3 and Level 2 were based on the observed changes in liquidity based on information supplied by a third party pricing source, whereby such liquidity information is routinely reviewed no less frequently than monthly. All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported as separate line items within the Company’s consolidated statements of operations.

6.	Agreements and Related Party Transactions

CNL, certain CNL affiliates, and KKR receive compensation for advisory services and/or reimbursement of expenses in connection with (i) the performance and supervision of administrative services (ii) investment advisory activities, and (iii) the offering of the Company’s common stock. Related party fees, expenses and reimbursement of expenses incurred in the years ended December 31, 2013 and December 31, 2012 are summarized below:

		Year Ended December 31,
Related Party	Source Agreement & Description	2013	2012
CNL Securities Corp.	Managing Dealer Agreement: Selling commissions and marketing support fees	$78,713	$55,506

CNL and KKR	Investment Advisory Agreement: Base management fees (investment advisory fees)	30,089	9,193

CNL and KKR	Investment Advisory Agreement: Subordinated incentive fee on income(1)	6,992	—

CNL and KKR	Investment Advisory Agreement: Incentive fee on capital gains(2)	2,323	—

CNL and KKR	Investment Advisory Agreement: Organization and offering expenses reimbursement(3)	7,750	4,251

KKR	Investment Advisory Agreement: Investment expense reimbursement	469	—

CNL	Administrative Services Agreement: Administrative and compliance services(4)	1,536	753

(1)	During the year ended December 31, 2013, $1,708 of subordinated incentive fees on income were paid to the Advisors. As of December 31, 2013, a subordinated incentive fee on income of $5,284 was payable to the Advisors. The Company did not pay any subordinated incentive fees on income during the year ended December 31, 2012.
(2)	The following table provides additional details for the incentive fee on capital gains:

Incentive fee on capital gains	2013	2012
Accrued incentive fee on capital gains as of January 1,	$2,087	$106
Incentive fee on capital gains expense during the year ended December 31,	9,041	1,981

Accrued incentive fee on capital gains as of December 31,	11,128	2,087
Less: Incentive fees on capital gains unearned by the Advisors as of December 31,	(8,805)	(2,087)

Incentive fee on capital gains earned by and payable to the Advisors as of December 31,	$2,323	$—

(3)	The following table provides additional details for the organization and offering expenses reimbursement:

Organization and offering expense reimbursement	2013	2012
Offering expenses reimbursement payable as of December 31,	$240	$437
Offering expenses reimbursements paid to the Advisors during the year ended December 31,	7,947	2,087
Organization expenses reimbursements paid to the Advisors during the year ended December 31,	—	896
Outstanding unreimbursed offering expenses as of December 31,	1,561	4,001

(4)	Includes $350 and $160 for reimbursement payments to CNL for services provided to the Company for its Chief Compliance Officer and Chief Financial Officer for the years ended December 31, 2013 and 2012, respectively.

The Company entered into a managing dealer agreement with CNL Securities Corp., an affiliate of CNL. CNL Securities Corp. serves as the managing dealer of the Offering and Follow-On Offering and in connection therewith receives selling commissions of up to 7% of gross offering proceeds and a marketing support fee of up to 3% of gross offering proceeds. All or any portion of these fees may be reallowed to participating brokers as determined by CNL Securities Corp. The Company will pay a maximum sales load of 10% of gross offering proceeds for all combined selling commissions and marketing support fees.

The Company entered into an investment advisory agreement with CNL (together with one amendment, the “Investment Advisory Agreement”) for the overall management of the Company’s investment activities. The Company and CNL have entered into a sub-advisory agreement with KKR (the “Sub-Advisory Agreement”), under which KKR is responsible for the day-to-day management of the Company’s investment portfolio. CNL compensates KKR for advisory services that it provides to the Company with 50% of the base management fees and performance-based incentive fees that CNL receives under the Investment Advisory Agreement. CNL earns a base management fee equal to an annual rate of 2% of the Company’s average gross assets at the end of the two most recently completed months and it is computed and paid monthly. Gross assets include assets purchased with borrowed funds, TRS unrealized depreciation or appreciation and collateral posted with custodian in connection with TRS, but exclude deferred offering expense. CNL also earns a performance-based incentive fee that is comprised of the following two parts:

(i) a subordinated incentive fee on pre-incentive fee net investment income, that is paid quarterly if earned, and it is computed as the sum of (A) 100% of quarterly pre-incentive fee net investment income in excess of 1.75% of average adjusted capital up to a limit of 0.4375% of average adjusted capital, and (B) 20% of pre-incentive fee net investment income in excess of 2.1875% of average adjusted capital and

(ii) an incentive fee on capital gains that is paid annually if earned, and it is equal to 20% of (A) all realized gains on a cumulative basis from inception, net of (i) all realized losses on a cumulative basis, (ii) unrealized depreciation at year end and (iii) disregarding any net realized gains associated with the TRS interest spread (which represents the difference between (a) the interest and fees received on total return swaps, and (b) the financing fees paid to the TRS counterparty), and subtracting (B) the aggregate amount of any previously paid incentive fee on capital gains.

The terms of the Investment Advisory Agreement entitle CNL (and indirectly KKR) to receive up to 5% of gross proceeds in connection with the Offerings as reimbursement for organization and offering expenses incurred by the Advisors on behalf of the Company. Beginning February 1, 2012, the Company implemented an initial reimbursement rate of 0.75% of gross offering proceeds to initiate the reimbursement of organization and offering expenses incurred by the Advisors. Beginning March 1, 2013, the Company changed the reimbursement rate to 1% of gross offering proceeds.

Under the terms of the Investment Advisory Agreement, the Advisors are entitled to reimbursement of certain expenses incurred on behalf of the Company in connection with its investment operations and investment transactions.

The Company entered into an administrative services agreement with CNL (the “Administrative Services Agreement”) whereby CNL performs, and oversees the performance of, various administrative services on behalf of the Company. Administrative services may include transfer agency oversight and supervisory services, shareholder communication services, general ledger accounting services, calculating the Company’s net asset value, maintaining required corporate and financial records, financial reporting for the Company and its subsidiaries, internal audit services, reporting to the Company’s board of directors and lenders, preparing and filing income tax returns, preparing and filing SEC reports, preparing, printing and disseminating shareholder reports, overseeing the payment of the Company’s expenses and shareholder distributions, administering the quarterly share repurchase programs, compliance services, and management and oversight of service providers in their performance of administrative and professional services rendered for the Company. CNL may also enter into agreements with its affiliates for the performance of select administrative services. The Company reimburses CNL for the professional services and expenses it incurs in performing its administrative obligations on behalf of the Company. CNL also receives reimbursement payments from the Company for professional services provided by certain officers of the Company.

On June 7, 2011, the Company entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with CNL and KKR pursuant to which CNL and KKR jointly and severally agreed to pay to the Company all operating expenses (an “Expense Support Payment”) during the Expense Support Payment Period between June 17, 2011 to December 31, 2011. On December 16, 2011, the Company and the Advisors entered into an amendment to the Expense Support Agreement, effective January 1, 2012, that extended the terminal date of the Expense Support Payment Period to March 31, 2012 and reduced the Reimbursement Ratio from 100% to 65% of the Company’s Operating Expenses. The Amendment also redefined Operating Expenses as all operating costs and expenses paid or incurred by the Company, as determined under GAAP, including base advisory fees payable pursuant to the Investment Advisory Agreement, and excluding (i) performance-based incentive fees payable pursuant to the Investment Advisory Agreement, (ii) organization and offering expenses, and (iii) all interest costs related to borrowings for such period. On March 16, 2012, the Company and the Advisors entered into an amendment and restatement of the Expense Support Agreement, effective April 1, 2012, that extended the terminal date of the Expense Support Payment Period to June 30, 2012 and reduced the Reimbursement Ratio from 65% to 25% of the Company’s Operating Expenses. Expense support payments ceased on

July 1, 2012.

During the term of the Expense Support Agreement, the Advisors are entitled to an annual year-end reimbursement payment by the Company for unreimbursed Expense Support Payments made under the Expense Support Agreement (a “Reimbursement Payment”), but such Reimbursement Payments may only be paid (i) within three years after the year in which such Expense Support Payments are attributable, and (ii) to the extent that it would not cause the Company’s Other Operating Expenses (Operating Expenses excluding base management fees and including a Reimbursement Payment) to exceed 1.75% of average net assets attributable to common shares as of the end of any such calendar year (the “Reimbursement Limit Percentage”). The Company records the liability for Reimbursement Payments based on a hypothetical liquidation of its investment portfolio at the end of the reporting period.

Presented below is a summary of Expense Support Payments and the associated terminal eligibility dates for Reimbursement Payments for the years ending December 31, 2011 and December 31, 2012.

Period Ended	Expense Support Payments Received from Advisors	Reimbursement Payments to Advisors	Unreimbursed Expense Support Payments(1)	Reimbursement Payments Eligibility through
December 31, 2011	$1,376	$1,376	$—	—
December 31, 2012	1,590	454	1,136	December 31, 2015

Total	$2,966	$1,830	$1,136

(1)	As of December 31, 2013 the Company has accrued $1,136 for Reimbursement Payment to Advisors.

Indemnification - The Investment Advisory Agreement and the Sub-Advisory Agreement provide certain indemnification to the Advisors, their directors, officers, persons associated with the Advisors, and their affiliates. The managing dealer agreement provides certain indemnification to the managing dealer and each participating broker and their respective officers, directors, partners, employees, associated persons, agents and control persons. As of December 31, 2013, management believes that the risk of incurring any losses for such indemnification is remote.

7.	Earnings Per Share

The following information sets forth the computation of basic and diluted net increase in net assets from operations per share (earnings per share).

Basic and Diluted Net Increase (Decrease) in Net Assets Per Share
	Year Ended December 31,
	2013	2012	2011
Net increase in net assets resulting from operations	$104,957	$25,654	$1,382
Weighted average shares outstanding	104,505,667	31,394,766	1,269,117
Basic/diluted net increase in net assets from operations per share(1)	$1.00	$0.82	$1.09

(1)	Diluted and basic net increase in net assets from operations per share were equivalent in each period because there were no common stock equivalents outstanding in each period.

8.	Distributions

The Company’s board of directors declared distributions for 53 and 52 record dates in the years ended December 31, 2013 and 2012, respectively. Declared distributions are paid monthly. The total of declared distributions and the sources of distribution payments for the years ended December 31, 2013 and 2012 are presented in the tables below.

Year Ended December 31, 2013	Per Share		Amount	Allocation
For three months ended March 31, 2013 (13 record dates)	$0.20		$13,735
For three months ended June 30, 2013 (13 record dates)	0.19		17,807
For three months ended September 30, 2013 (13 record dates)	0.20		22,262
For three months ended December 31, 2013 (14 record dates)	0.24	(1)	33,201

Total Declared Distributions for the year ended December 31, 2013	$0.83		$87,005	100.0%
From Net Investment Income	$0.47		$49,935	57.4
From Realized Gains	0.27		28,047	32.2
Distributions in Excess of Net Investment Income	0.09		9,023	10.4

(1)	Includes a special distribution of $0.03 per share.

Year Ended December 31, 2012	Per Share	Amount	Allocation
For three months ended March 31, 2012 (13 record dates)	$0.19	$1,987
For three months ended June 30, 2012 (13 record dates)	0.19	4,107
For three months ended September 30, 2012 (13 record dates)	0.19	7,067
For three months ended December 31, 2012 (13 record dates)	0.19	10,161

Total Declared Distributions for the year ended December 31, 2012	$0.76	$23,322	100.0%
From Net Investment Income	$0.51	$15,698	67.3
From Realized Gains	0.10	3,040	13.0
Distributions in Excess of Net Investment Income	0.15	4,584	19.7

Sources of distributions, other than net investment income and realized gains, include (i) the ordinary income component of prior year tax basis accumulated earnings and (ii) required adjustments to GAAP net investment income in the current period to determine taxable income available for distributions for the calendar year. The following table summarizes the primary sources of differences between GAAP net investment income and taxable income available for distributions that contribute to tax-related distributions in excess of net investment income for the years ended December 31, 2013 and 2012.

For the year ended December 31,	2013	2012
Ordinary income component of tax basis accumulated earnings	$819	$112
Estimated unearned performance-based incentive fee	6,718	1,981
Offering expenses	6,502	1,209
Organization expenses	(60)	896
Taxable income from investments on non-accrual status	1,048	—
Net change in unrealized appreciation on total return swaps	512	1,349
Net change in unrealized depreciation on foreign currency forward contracts	(3,034)	(147)
Other book-tax differences	48	(4)

Total(1)	$12,553	$5,396

(1)	The above table does not present all adjustments to calculate taxable income available for distributions. See footnote 13 for a reconciliation of net increase in net assets resulting from operations to taxable income available for distributions.

For the years ended December 31, 2013 and 2012, the tax-related sources of distributions of $12,553 and $5,396, respectively, are greater than the distributions in excess of net investment income of $9,023 and $4,584, respectively. As a result, none of the distributions declared during the years ended December 31, 2013 and 2012 were considered to be a return of capital.

On December 14, 2013, the Company’s board of directors declared distributions of $0.015004 per share for 12 record dates beginning on January 7, 2014 through and including March 26, 2014.

9.	Share Transactions

On January 29, 2013, May 7, 2013, November 21, 2013 and December 17, 2013 the Company’s board of directors increased the public offering price per share of common stock under the Offerings to $11.05, $11.10, $11.20 and $11.30, respectively, to ensure that the associated net offering price per share, exclusive of sales load, equaled or exceeded the net asset value per share on each subsequent subscription closing date and distribution reinvestment date.

The following table summarizes the total shares issued and proceeds received in connection with the Company’s Offerings for the years ended December 31, 2013, 2012, and 2011.

	Year Ended
	December 31, 2013		December 31, 2012		December 31, 2011
	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	77,259,720	$849,308	54,520,455	$588,369	7,021,920	$70,898
Commissions and Marketing Support Fees	—	(78,713)	—	(55,506)	—	(6,727)

Net Proceeds to Company	77,259,720	770,595	54,520,455	532,863	7,021,920	64,171
Reinvestment of Distributions	3,664,801	36,605	1,207,704	11,832	29,024	266

Net Proceeds from Offering	80,924,521	$807,200	55,728,159	$544,695	7,050,944	$64,437

Average Net Proceeds Per Share	$9.97		$9.77		$9.14

As of December 31, 2013, the Company has sold 143,703,625 shares of common stock through the Offerings, including reinvestment of distributions, for total gross proceeds of $1,557,278.

The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company currently limits the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the issuance of shares of its common stock under its distribution reinvestment plan. At the discretion of the Company’s board of directors, the Company may also use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. The Company limits repurchases in each quarter to 2.5% of the weighted average number of shares of common stock outstanding in the prior four calendar quarters. The Company’s board of directors may amend, suspend or terminate the share repurchase program upon 30 days notice.

The following table is a summary of the share repurchases completed during the year ended December 31, 2013:

Repurchase Date	Total Number of Shares Offered to Repurchase	Total Number of Shares Purchased	Total Consideration	No. of Shares Purchased / Total Offer	Price Paid per Share
February 20, 2013	785,106	84,074	$818	11%	$9.73
May 24, 2013	1,158,737	68,788	682	6%	9.91
August 27, 2013	1,596,287	116,779	1,142	7%	9.78
November 25, 2013	2,084,159	359,217	3,560	17%	9.91

Total	5,624,289	628,858	$6,202	11%

The following table is a summary of the share repurchases completed during the year ended December 31, 2012:

Repurchase Date	Total Number of Shares Offered to Repurchase	Total Number of Shares Purchased	Total Consideration	No. of Shares Purchased / Total Offer	Price Paid per Share
August 15, 2012	236,604	47,481	$458	20%	$9.64
November 15, 2012	470,031	25,405	248	5%	9.79

Total	706,635	72,886	$706	10%

10.	Financial Highlights

The following per share data and financial ratios have been derived from information provided in the financial statements. The following is a schedule of financial highlights for one share of common stock during the years ended December 31, 2013 and 2012 and for the period from June 17, 2011 (commencement of operations) through December 31, 2011.

	For the year ended December 31,		June 17, 2011 (commencement of operations) through December 31,
	2013	2012	2011
OPERATING PERFORMANCE PER SHARE
Net Asset Value, Beginning of Year	$9.75	$9.21	$9.00
Net Investment Income (Loss), Before Expense Support/Reimbursement(1)	0.49	0.51	(0.23)
Expense Support/(Reimbursement)(1)	(0.01)	(0.01)	0.60

Net Investment Income(1)	0.48	0.50	0.37
Net Realized and Unrealized Gain (Loss)(1)(2)	0.55	0.70	0.08

Net Increase (Decrease) Resulting from Investment Operations	1.03	1.20	0.45
Distributions from Net Investment Income(3)	(0.47)	(0.51)	(0.37)
Distributions from Realized Gains(3)	(0.27)	(0.10)	—
Distributions in Excess of Net Investment Income(3)(4)	(0.09)	(0.15)	—

Net Increase (Decrease) Resulting from Distributions to Common Shareholders	(0.83)	(0.76)	(0.37)
Issuance of common stock above net asset value(5)	0.05	0.10	0.13
Repurchases of common stock(6)	—	—	—

Net Increase Resulting from Capital Share Transactions	0.05	0.10	0.13

Net Asset Value, End of Year	$10.00	$9.75	$9.21

INVESTMENT RETURNS
Total Investment Return-Net Price(7)	10.2%	14.2%	6.5%
Total Investment Return-Net Asset Value(8)	11.4%	14.3%	6.5%

RATIOS/SUPPLEMENTAL DATA (all amounts in thousands except ratios)
Net Assets, End of Year	$1,430,434	$611,484	$65,163
Average Net Assets(9)	$1,036,498	$304,261	$20,926
Average Credit Facilities Borrowings(9)	$339,271	$110,072	$4,080
Shares Outstanding, End of Year	143,024	62,728	7,073
Weighted Average Shares Outstanding	104,506	31,395	2,309

Ratios to Average Net Assets:(9)
Total Investment Income	11.54%	11.69%	4.58%
Total Operating Expenses Before Expense Support/Reimbursement	6.61%	6.46%	7.08%
Total Operating Expenses After Expense Support/Reimbursement	6.72%	6.54%	0.51%
Net Investment Income	4.82%	5.16%	4.08%
Portfolio Turnover Rate	73%	85%	1%
Asset Coverage Ratio(10)	2.96	3.59	3.57

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The amount shown at this caption is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the year may not agree with the change in the aggregate gains and losses in portfolio securities for the year because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.
(3)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period; distributions per share are rounded to the nearest $0.01.
(4)	See Note 8 of the consolidated financial statements for further insight into the sources of distributions that contribute to the occurrence of distributions in excess of net investment income.

(5)	The continuous issuance of common stock may cause an incremental increase in net asset value per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share by the Company in excess of net asset value per share on each subscription closing date. The per share data was derived by computing (i) the sum of (A) the number of shares issued in connection with subscriptions and/or distribution reinvestment on each share transaction date times (B) the differences between the net proceeds per share and the net asset value per share on each share transaction date, divided by (ii) the total shares outstanding at the end of the period.
(6)	The per share impact of the Company’s repurchase of common stock is a reduction to net asset value of less than $0.01 per share during the applicable period.
(7)	Total investment return-net price is a measure of total return for shareholders who purchased the Company’s common stock at the beginning of the period, including dividends declared during the period. Total investment return-net price is based on (i) the purchase of one share at the public offering price, net of sales load, on the first day of the period, (ii) the sale at the net asset value per share on the last day of the period, of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the cash payment for distributions payable, if any, on the last day of the period. The total investment return-net price calculation assumes that (i) monthly cash distributions are reinvested in accordance with the Company’s distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan are issued at the then public offering price, net of sales load, on each monthly distribution payment date. Since there is no public market for the Company’s shares, then the terminal sales price per share is assumed to be equal to net asset value per share on the last day of the period. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. Investment performance is presented without regard to sales load that may be incurred by shareholders in the purchase of the Company’s shares of common stock.
(8)	Total investment return-net asset value is a measure of the change in total value for shareholders who held the Company’s common stock at the beginning and end of the period, including distributions declared during the period. Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period, of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that (i) monthly cash distributions are reinvested in accordance with the Company’s distribution reinvestment plan and (ii) the fractional shares issued pursuant to the distribution reinvestment plan are issued at the then public offering price, net of sales load, on each monthly distribution payment date. Since there is no public market for the Company’s shares, then terminal market value per share is assumed to be equal to net asset value per share on the last day of the period. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. Investment performance is presented without regard to sales load that may be incurred by shareholders in the purchase of the Company’s shares of common stock.
(9)	The computation of average net assets and average credit facilities borrowings during the period is based on the daily value of net assets and borrowing balances, respectively.
(10)	Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period. For purposes of the asset coverage ratio test applicable to the Company as a business development company, the Company regards the TRS total notional amount at the end of the period, less the total amount of cash collateral posted by Halifax Funding under the TRS, as a senior security for the life of the TRS. These data are presented in Note 4 of the condensed consolidated financial statements.

11.	Revolving Credit Facilities and Borrowings

The following tables present summary information with respect to the Company’s revolving credit facilities as of December 31, 2013 and 2012.

	As of December 31, 2013				As of December 31, 2012
	Total Aggregate Principal Amount Committed(1)		Principal Amount Outstanding		Total Aggregate Principal Amount Committed(1)	Principal Amount Outstanding
Deutsche Bank Credit Facility	$265,000		$264,440		$240,000	$159,620
BNP Credit Facility	200,000		123,000		—	—
Senior Secured Credit Facility	320,000	(2)	319,949	(3)	—	—

Total	$785,000		$707,389		$240,000	$159,620

(1)	Subject to borrowing base and leverage restrictions.
(2)	Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Senior Secured Credit Facility to a maximum of $600,000.
(3)	Includes $108,680 denominated in Euros and $33,718 denominated in New Zealand Dollars.

The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount, of all debt outstanding as of December 31, 2013 were 2.5% and 2.2 years, respectively, and as of December 31, 2012 were 2.3% and 0.6 years, respectively.

Deutsche Bank Credit Facility

On August 22, 2011, CCT Funding entered into a revolving credit facility agreement (including amendments, the “Deutsche Bank Credit Facility”) with Deutsche Bank AG, New York Branch (“Deutsche Bank”). Deutsche Bank is a lender and serves as administrative agent under the Deutsche Bank Credit Facility. On February 11, 2013, CCT Funding, Deutsche Bank, and the other lenders party thereto entered into an amendment (the “Third Amendment”) to the Deutsche Bank Credit Facility.

The Third Amendment amended the Deutsche Bank Credit Facility by providing for, among other things, the extension of a new tranche of loan commitments (the “Tranche D Loans”) permitting additional borrowings in an aggregate amount of up to $100,000. Pursuant to the Third Amendment, Healthcare of Ontario Pension Plan became a Lender under the Deutsche Bank Credit Facility. The Third Amendment reclassified the prior Tranche B Loans as the “Tranche B2 Loans” and the prior Tranche C Loans as the “Tranche B1 Loans.” As amended, loans under the Deutsche Bank Credit Facility will generally bear interest based on a three-month adjusted LIBOR (“Adjusted LIBOR”) for the relevant interest period (except with respect to the Tranche A Loans, which bear interest based on one-month Adjusted LIBOR), plus a spread. Upfront fees and unfunded commitment fees were also incurred with respect to the Tranche B1 Loans, Tranche B2 Loans and Tranche D Loans under the Third Amendment. As of December 31, 2013, the Company has incurred deferred financing costs of $1,338 in connection with arranging and amending the Deutsche Bank Credit Facility.

Under the Deutsche Bank Credit Facility, CCT Funding has made certain representations and warranties and it is required to comply with various covenants, reporting requirements and other customary requirements for credit agreements of this nature. As of December 31, 2013, management believes that the Company was in compliance with the covenants of the Deutsche Bank Credit Facility.

The Tranche A Loans commitment of $75,000 matured on August 22, 2013. The tranches, amounts, maturity dates and interest rates (expressed as a spread to LIBOR) of the Deutsche Bank Credit Facility as of December 31, 2013 were as follows:

Tranche	Total Aggregate Principal Amount Committed	Principal Amount Outstanding	Maturity Date	LIBOR Spread
Tranche B1 Loans	$65,000	$65,000	February 11, 2014	1.50%
Tranche B2 Loans	100,000	100,000	February 11, 2015	2.33%
Tranche D Loans	100,000	99,440	February 11, 2015	2.33%

Total	$265,000	$264,440

The components of interest expense, average interest rates (i.e., interest rate in effect plus the spread) and average outstanding balances for the Deutsche Bank Credit Facility were as follows:

	Years Ended December 31,
	2013	2012
Average Borrowings	$221,098	$110,072
Direct Interest Expense	4,982	2,482
Unused Commitment Fees	299	236
Amortization of Deferred Financing Costs	573	148

Total Interest Expense	$5,854	$2,866

Weighted Average Interest Rate	2.3%	2.3%

BNP Credit Facility

On June 4, 2013, the Company entered into a committed facility arrangement (the “BNP Credit Facility, which became effective on June 12, 2013, with BNP Paribas Prime Brokerage, Inc. (“BNP”) under which the Company may borrow up to $200,000. On August 29, 2013, the Company assigned the agreements under the BNP Credit Facility to Paris Funding. The Company has the right to prepay loans under the BNP Credit Facility in whole or in part at any time. BNP can recall the loans under the BNP Credit Facility with 364 days notice.

Paris Funding pledges certain of its assets as collateral to secure borrowings under the BNP Credit Facility. As of December 31, 2013, Paris Funding had investments with a fair value of $244,981 pledged as collateral under the BNP Credit Facility. Interest is charged at the rate of one month LIBOR plus 1.10% and is payable monthly. On December 30, 2013, the annual commitment fee that Paris Funding pays on any unused commitment amounts increased from 0.55% to 0.75%. As of December 31, 2013, the Company has incurred deferred financing costs of $470 in connection with arranging the BNP Credit Facility.

In connection with the BNP Credit Facility, Paris Funding has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. As of December 31, 2013, management believes that Paris Funding was in compliance with the covenants of the BNP Credit Facility.

Under the terms of the BNP Financing Agreements, BNP has the ability to borrow a portion of the pledged collateral (“Rehypothecated Securities”), subject to certain limits. Paris Funding may receive a fee from BNP in connection with Rehypothecated Securities meeting certain criteria and will continue to receive interest and the scheduled repayment of principal balances on Rehypothecated Securities.

The components of interest expense, average interest rates (i.e., interest rate in effect plus the spread) and average outstanding balances for the BNP Credit Facility were as follows:

Year Ended December 31, 2013
Average Borrowings(1)	$110,950
Direct Interest Expense	799
Unused Commitment Fees	257
Amortization of Deferred Financing Costs	263

Total Interest Expense	$1,319

Weighted Average Interest Rate	1.3%

(1)	Average borrowings for the BNP Credit Facility for the year ended December 31, 2013 are calculated since the inception date of the facility, or June 12, 2013.

Senior Secured Credit Facility

On September 4, 2013, the Company entered into a revolving credit facility (the “Senior Secured Credit Facility”) with certain lenders and JPMorgan Chase Bank, N.A., acting as administrative agent. The Senior Secured Credit Facility consists of loans to be made in dollars and other foreign currencies in an initial aggregate amount of $285,000, with an “accordion” feature that allows the Company, under certain circumstances, to increase the size of the facility to a maximum of $600,000. On October 24, 2013, the aggregate loan commitment under the Senior Secured Credit Facility was increased to $320,000. Availability under the Senior Secured Credit Facility will terminate on September 4, 2016 and the outstanding loans under the Senior Secured Credit Facility will mature on September 4, 2017. The stated borrowing rate under the Senior Secured Credit Facility is based on LIBOR plus an applicable spread of 2.50% or on an “alternate base rate” (which is the highest of a prime rate, the federal funds rate plus 0.50%, or one-month LIBOR plus 1.00%) plus an applicable spread of 1.50%, or, with respect to borrowings in non-LIBOR currencies, on a rate applicable to such currency plus an applicable spread of 2.50%. The Senior Secured Credit Facility is secured by substantially all of the Company’s portfolio investments and its cash and securities accounts excluding those held by CCT Funding and Paris Funding, and provides for a guaranty by certain subsidiaries of the Company. As of December 31, 2013, the Company has incurred deferred financing costs of $3,947 in connection with arranging and amending the Senior Secured Credit Facility.

Under the Senior Secured Credit Facility, the Company has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including ones that require the Company to maintain a certain minimum shareholders’ equity and to maintain certain leverage ratios. The Senior Secured Credit Facility also includes usual and customary events of default for senior secured revolving credit facilities of this nature. As of December 31, 2013, management believes that the Company was in compliance with the covenants of the Senior Secured Credit Facility.

In addition to the covenants described above, borrowings under the Senior Secured Credit Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of portfolio investments that serve as security and are included in the borrowing base.

The components of interest expense, average interest rates (i.e., interest rate in effect plus the spread) and average outstanding balances for the Senior Secured Credit Facility were as follows:

Year Ended December 31, 2013
Average Borrowings(1)	$173,356
Direct Interest Expense	1,588
Unused Commitment Fees	180
Amortization of Deferred Financing Costs	315

Total Interest Expense	$2,083

Weighted Average Interest Rate	2.8%

(1)	Average borrowings for the Senior Secured Credit Facility are calculated since the inception date of the facility, or September 4, 2013.

12.	Guarantees and Commitments

In the normal course of business, the Company may enter into guarantees on behalf of portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. The Company has no such guarantees outstanding at December 31, 2013 and December 31, 2012. Unfunded commitments to provide funds to portfolio companies are not reflected on the Company’s consolidated statements of assets and liabilities. The Company’s unfunded commitments may be significant from time to time. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company intends to use cash flow from normal and early principal repayments and proceeds from borrowings and offerings to fund these commitments. As of December 31, 2013 and 2012, the Company’s unfunded commitments amounted to $17,500 and $1,012, respectively.

13.	Federal Income Taxes

Income and capital gain distributions are determined in accordance with the Code and federal tax regulations, which may differ from amounts determined in accordance with GAAP. The book-to-tax basis differences, which could be material, are primarily due to differing treatments of income and gains on various investment securities held by the Company and expenses incurred by the Company. Permanent book and tax basis differences result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed realized gain/(loss). Undistributed net investment income and accumulated undistributed net realized gain/(loss) may include temporary book and tax basis differences which will reverse in subsequent periods.

As of December 31, 2013 and 2012, the Company made the following reclassifications of permanent book and tax basis differences:

Capital Accounts	2013	2012
Paid in capital	$(6,502)	$(1,209)
Undistributed (distributions in excess of) net investment income	34,673	4,249
Accumulated capital gain	(28,171)	(3,040)

The following table reconciles net increase in net assets resulting from operations to taxable income available for distributions for the years ending December 31, 2013 and 2012:

	Years Ended December 31,
	2013	2012
Net increase in net assets resulting from operations	$104,957	$25,654
Net change in unrealized appreciation on investments	(31,027)	(5,763)
Net change in unrealized depreciation on foreign currency translation	1,530	43
Unearned performance-based incentive fee on unrealized gains	6,718	1,981
Offering expense	6,502	1,209
Organization expenses	(60)	836
Taxable income from investments on non-accrual status	1,048	—
Other book-tax differences	48	(4)

Taxable income available for distributions	$89,716	$23,956

The tax character of shareholder distributions attributable to the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013			2012
Paid Distributions attributable to:	Amount	Percentage		Amount	Percentage
Ordinary income	$80,667	92.7	%(1)	$22,984	98.6	%(1)
Realized long term capital gains	6,338	7.3%		337	1.4%

Total	$87,005	100.0%		$23,321	100.0%

Paid distributions as a percentage of taxable income available for distributions	97%			97%

(1)	Including short term capital gains of $13,358 and $3,123 for the years ended December 31, 2013 and 2012, respectively.

As of December 31, 2013 and 2012, the components of tax basis accumulated earnings were as follows:

	2013	2012
Undistributed ordinary income – net	$3,531	$751
Unrealized gains – net	35,624	4,160
Other temporary adjustments	(10,631)	—

Total accumulated earnings – net	$28,524	$4,911

14.	Selected quarterly financial data (unaudited)

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Total Investment Income	$48,151	$35,538	$20,535	$15,349
Total Investment Income per Common Share	0.35	0.31	0.22	0.22
Net Investment Income	19,240	15,725	13,567	1,403
Net Investment Income per Common Share	0.14	0.14	0.15	0.02
Net Realized and Unrealized Gain (Loss)	24,106	19,049	(10,173)	22,040
Net Realized and Unrealized Gain (Loss) per Common Share	0.17	0.17	(0.11)	0.31
Net Increase in Net Assets Resulting from Operations	43,346	34,774	3,394	23,443
Basic and Diluted Earnings per Common Share	0.31	0.30	0.04	0.33
Net Asset Value per Common Share at End of Quarter	10.00	9.92	9.78	9.91

	Quarter Ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Total Investment Income	$14,476	$11,479	$6,250	$3,377
Total Investment Income per Common Share	0.27	0.30	0.28	0.31
Net Investment Income	6,545	4,297	3,714	1,135
Net Investment Income per Common Share	0.12	0.11	0.17	0.10
Net Realized and Unrealized Gain (Loss)	381	6,878	(1,638)	4,341
Net Realized and Unrealized Gain (Loss) per Common Share	0.01	0.18	(0.07)	0.40
Net Increase in Net Assets Resulting from Operations	6,926	11,176	2,076	5,476
Basic and Diluted Earnings per Common Share	0.13	0.30	0.09	0.50
Net Asset Value per Common Share at End of Quarter	9.75	9.78	9.64	9.66

15.	Subsequent Events

On January 14, 2014, the Company filed its tender offer statement with the SEC on Schedule TO. The Company offered to repurchase up to 2,612,555 shares of common stock at a cash price of $10.00 per share. The tender offer terminated on February 26, 2014, upon which the Company repurchased 323,324 shares of common stock for an aggregate purchase price of $3,233.

On January 28, 2014, CCT Funding entered into an amendment (the “Fourth Amendment”) to its Deutsche Bank Credit Facility. The Fourth Amendment provided for, among other things, an increase in the maximum borrowings under the Tranche B1 Loans from $65,000 to $140,000. The Fourth Amendment extends the maturity date of the Tranche B1 Loans to January 28, 2015. As amended, the Tranche B1 Loans will bear interest at three-month LIBOR plus 1.80%.

As of March 18, 2014, the total amount borrowed under the Company’s credit facilities was $432,776.

On March 18, 2014, the Company’s board of directors declared a weekly distribution of $0.015483 per share for 13 record dates beginning April 1, 2014 and ending on June 24, 2014.

$750,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

PRELIMINARY PROSPECTUS

            , 2015

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 14, 2015

A Business Development Company

STATEMENT OF ADDITIONAL INFORMATION

This STATEMENT OF ADDITIONAL INFORMATION, or SAI, is NOT A PROSPECTUS and should only be read in conjunction with our prospectus, dated                          , 2015, relating to this offering and any accompanying prospectus supplement. A copy of the prospectus and any accompanying prospectus supplement may be obtained, without charge, by calling us at 866-650-0650, or by visiting our website at www.corporatecapitaltrust.com.

Our prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, or the SEC. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549, or via the SEC’s website at www.sec.gov, at no charge.

Unless otherwise noted, the terms “we,” “us,” “our” and “Corporate Capital Trust” refer to Corporate Capital Trust, Inc. Terms not defined herein have the same meaning as given to them in the prospectus.

	SAI Page	Location of Related Disclosure in the Prospectus

TABLE OF CONTENTS	SAI-1	132
INVESTMENT OBJECTIVE AND POLICIES	SAI-2	36, 39-42
MANAGEMENT	SAI-6	53-58
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	SAI-12	—
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	SAI-13	59-63, 100-101
BROKERAGE ALLOCATION AND OTHER PRACTICES	SAI-14	—
REGULATION	SAI-14	—

INVESTMENT OBJECTIVE AND POLICIES

General

Our investment strategy focuses on creating an investment portfolio that generates superior risk-adjusted returns by carefully selecting investments through rigorous due diligence and actively managing and monitoring our portfolio. When evaluating an investment, we use the resources of our Advisors to develop an investment thesis and a proprietary view of a potential portfolio company’s intrinsic value. We believe our flexible approach to investing allows us to take advantage of the opportunities throughout the capital structure that offer the most favorable risk/reward characteristics.

We seek to invest primarily in the debt of privately owned U.S. companies with a focus on originated transactions sourced through the networks of our Advisors. We anticipate that a substantial portion of our portfolio will consist of senior and subordinated debt, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may take the form of corporate loans or bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation. We may separately purchase common or preferred equity interests in transactions. Our portfolio is expected to include fixed-rate investments that generate absolute returns as well as floating-rate investments that provide protection in rising interest rate and inflationary environments.

Investment sizes will vary as our capital base changes and will ultimately be at the discretion of our Advisors subject to oversight by our board of directors.

Additionally, we may seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include sales of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.

Investment Objective

Our investment objective is to provide our shareholders with current income and, to a lesser extent, long-term capital appreciation. We intend to meet our investment objective by:

•	utilizing the strong investment expertise and sourcing networks of our Advisors and their respective affiliates;

•	being disciplined in selecting opportunities that offer favorable risk/reward characteristics and relative value;

•	investing primarily in the debt of privately owned, medium- and large-sized U.S. companies with a focus on originated transactions sourced through the networks of our Advisors;

•	focusing primarily on mature businesses which have long track records of stable cash flow and that have material equity investments from well-known owners;

•	seeking portfolio companies that we believe have strong, existing management teams with incentives that closely align their interests with the long-term performance of the business, such as through equity ownership; and

•	adhering to an investment approach that emphasizes strong fundamental credit analysis and rigorous portfolio monitoring.

Characteristics of Investments

While we consider each investment opportunity independently, we generally focus on portfolio companies that share the following characteristics:

•	Size. We seek to provide capital to medium- and large-sized private companies, which typically have more defensible market positions, stronger franchises and operations and better credit characteristics relative to their smaller peers. Although there are no strict lower or upper limits on the size of a company in which we may invest, we expect to focus on companies with EBITDAs greater than $25 million.

•	Capital Structure. Our portfolio consists primarily of senior and subordinated debt, which may in some cases be accompanied by warrants, options, equity co-investments, or other forms of equity participation. We seek to invest in companies that generate free cash flow at the time of our investment and benefit from material investments from well-known equity investors.

•	Management Team. We seek to prioritize investing in companies with strong, existing management teams that we believe have a clear strategic vision, long-standing experience in their industry and a successful operating track record. We favor companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.

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•	Stage of Business Life Cycle. We seek mature, privately owned businesses that have long track records of stable, positive cash flow. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Industry Focus. While we will consider opportunities within all industries, we seek to prioritize industries having, in our view, favorable characteristics from a lending perspective. For example, we seek companies in established industries with stable competitive and regulatory frameworks, where the main participants have enjoyed predictable, low-volatility earnings. We give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.

•	Geography. As a business development company under the 1940 Act, we focus on and invest at least 70% of our total assets in U.S. companies. To the extent we invest in foreign companies, we intend to do so in accordance with 1940 Act limitations and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including countries that are members of the European Union, as well as Canada, Australia and Japan.

While we believe that the criteria listed above are important in identifying and investing in portfolio companies, we consider each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each portfolio company in which we invest.

Investment Types

We anticipate that our investment portfolio will be comprised primarily of investments in senior and subordinated debt of eligible portfolio companies, which we believe offer opportunities for superior risk-adjusted returns and income generation. Our debt investments may be secured in varying degrees of priority or may be unsecured. We may also invest in common or preferred equity of portfolio companies or hold instruments that convert into such securities.

Senior Debt

We may provide senior debt for some portfolio companies. We expect that the senior debt we invest in will generally have stated terms of three to ten years and may provide for limited principal payments in the first few years of the term. We will generally seek to obtain security interests in the assets of the portfolio company, which will serve as collateral in support of the repayment of our senior debt investments. This collateral is expected to take the form of senior priority liens on the assets of the portfolio company. Our senior debt investments may bear interest at fixed or floating rates. Floating rates are expected to be set at a margin or spread over the London Interbank Offer Rate, or LIBOR.

Subordinated Debt

We may provide subordinated debt financing to portfolio companies. We expect the subordinated debt we invest in will generally have stated terms of five to ten years and provide for interest-only payments in the early years, with amortization of principal deferred to the later years. We expect that most of this subordinated debt will either be unsecured or collateralized by a subordinated lien on some or all of the assets of the borrower. This subordinated debt may bear interest at fixed or floating rates. In either event, we expect to structure our subordinated debt investments with relatively high interest rates that provide us with significant current interest income. In some cases we may invest in subordinated debt that, as defined by its terms, converts into equity or additional debt securities or initially defers interest payments.

Our subordinated debt investments may include equity features, such as warrants or options to buy a significant common equity ownership interest in the portfolio company. If a portfolio company appreciates in value, we may achieve additional investment returns from any equity interests we hold. If we are a minority interest holder, we may structure the warrants to provide provisions protecting our rights as a minority-interest holder such as the right to sell the warrants back to the company upon the occurrence of specified events. We will also seek to obtain registration rights in connection with these equity interests that enhance transferability.

We expect to hold many of our subordinated debt investments until maturity or repayment, but we may sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of the issuer, or if there is an attractive opportunity to sell the investment in a secondary market transaction. Occasionally, we may sell some or all of our subordinated debt or equity interests in a portfolio company to a third-party, such as an existing investor in the portfolio company, through a privately negotiated transaction.

Equity

We may acquire equity, in the form of preferred or common equity, in connection with a buyout or recapitalization of a portfolio company or an investment in its debt. With respect to equity investments, we intend to target an investment return substantially higher than our investments in senior or subordinated debt. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole.

Preferred equity generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer’s common stock, but ranks junior to debt securities in an issuer’s capital structure. Preferred equity generally pays dividends in cash (or additional shares of preferred equity) at a defined rate, but unlike interest payments on debt securities, preferred equity dividends are

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payable only if declared by the issuer’s board of directors. Dividends on preferred equity may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred equity, no dividends may be paid on the issuer’s common stock until all unpaid preferred equity dividends have been paid. Preferred equity may also be subject to optional or mandatory redemption provisions. Generally, common equity does not have any current income and its full value is realized, if at all, upon the sale of the business or following the portfolio company’s public offering.

Structured Products

We may also invest in structured products, which may include CDOs, CBOs, CLOs, structured notes and credit-linked notes. These investments may be structured as trusts or other types of pooled investment vehicles. They may also involve the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. CDOs, CBOs and CLOs are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return characteristics of a pool of assets. The underlying pool for a CLO, for example, may include domestic and foreign senior loans, senior unsecured loans and subordinate corporate loans.

Loans and Loan Participations and Assignments

We may also invest in loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders or co-lenders, usually banks, lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. Interests that we acquire may take the form of an assignment, which creates a direct or co-lending relationship with the corporate borrower or a participation in the seller’s share of the loan which places us in privity with the lender, but not the borrower. However, when we act as co-lender in connection with an assignment, we would expect to have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest.

For purposes of certain investment limitations pertaining to diversification and concentration of our portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where we do not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between us and the borrower will be deemed issuers of a loan participation.

Temporary Investments

Pending investment in the debt of private companies, we intend to invest our cash primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment. We expect to maintain cash reserves from time to time for investment opportunities, working capital and distributions.

Securities Issued by Investment Companies

Our investments in securities issued by any registered investment company are restricted by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one registered investment company or invest more than 10% of the value of our total assets in the securities of more than one registered investment company. With regard to that portion of our portfolio invested in securities issued by registered investment companies, it should be noted that such investments might indirectly subject our shareholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies.

Other Terms

Our Advisors will seek to tailor the terms of each privately negotiated investment in a manner that attempts to protect our rights and manage risk appropriately while creating incentives for the portfolio company to achieve its business plan and improve its profitability. We intend to limit the downside risk exposure of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential equity appreciation) that adequately compensates for credit risk;

•	diversifying our portfolio, size permitting, with an adequate number of companies, across different industries, with different types of collateral;

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

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•	incorporating “put” rights and “call protection” into the investment structure where possible; and

•	negotiating covenants that may include affirmative and negative covenants, as well as default penalties, lien protection, change of control provisions and board rights that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Additionally, we may seek, but are not required, to impose significant prepayment penalties in order to reduce or eliminate prepayment risk. Such prepayment penalties may be in the form of fees or redemption premiums. We may also enter into interest rate or currency exchange rate hedging transactions at the sole discretion of our Advisors. Such transactions should enable us to selectively modify interest rate or currency exchange rate exposure as market conditions dictate.

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include requiring portfolio companies to maintain adequate insurance, accounting, and tax records, and to make frequent financial reporting available to the lender.

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain negative covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio, leverage ratio or net worth requirements.

General

It is not our policy to engage in transactions with the objective of seeking profits from short-term trading. Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, we do not consider our portfolio turnover rate to be a limiting factor in the execution of investment decisions for us.

Compliance with any policy or limitation on us that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. This policy will not be violated if these limitations are exceeded because of changes in the market value of portfolio companies. Except as required by the 1940 Act, our articles of incorporation, or the Code, or as otherwise provided in the prospectus or this SAI, all of our investment policies may be changed by the board of directors without shareholder approval.

Other Factors Affecting Portfolio Construction

As a business development company that is regulated under the 1940 Act and intends to qualify annually as a RIC under the Code, our investment activities are subject to certain regulatory restrictions that will shape our portfolio construction. These restrictions include requirements that we invest our capital primarily in U.S. companies that are privately owned, as well as investment diversification and source of income criteria that are imposed by the Code.

Co-Investments

Opportunities for co-investments may arise when our Advisors or their respective affiliates become aware of investment opportunities that may be appropriate for us and our affiliates’ other clients. As a business development company, we generally are not permitted to co-invest alongside certain affiliates of our Advisors in privately negotiated transactions, absent an exemptive order from the SEC. On May 21, 2013, the SEC issued an order granting us exemptive relief that expands our ability to co-invest with certain of our affiliates in privately negotiated transactions. Subject to the conditions specified in the exemptive order, we are permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR. To the extent that co-investments are outside the scope of the exemptive order, we will only participate in co-investments that are allowed under existing regulatory guidance, such as syndicated transactions where price is the only negotiated term, which could limit the types of investments that we may make. See “Risk Factors-Risks related to our Advisors and their respective affiliates” in the prospectus. We currently do not, nor do we currently intend to, invest in or hold securities of companies that were, prior to our original investment, controlled by affiliates of our Advisors.

Pursuant to the exemptive relief from the SEC, investment opportunities that are presented to an affiliate’s other client may be referred to us and vice versa. For each such referral, our Advisors will independently analyze and evaluate whether the co-investment transaction is appropriate for us. In addition, in accordance with the exemptive relief from the SEC, co-investment transactions that are recommended and approved by KKR will generally be subject to the review and approval by CNL as well as a committee consisting of the three independent directors on our board of directors, which we refer to in this SAI as the independent director committee. See “Regulation.” For each type of co-investment transaction, we will apply a specific protocol, which will be approved by our independent director committee and be designed to ensure the fairness to us of the specific type of co-investment transaction. However, neither we nor any affiliates’ other client will be obligated to invest or co-invest when investment opportunities are referred to us or them.

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MANAGEMENT

Board of Directors

Our board of directors consists of five members, three of whom are not “interested persons” as defined within the 1940 Act, which means that they are not affiliated with either us or our Advisors. Any director may resign at any time and may be removed only for cause, as defined in our articles of incorporation, and then only upon the affirmative vote of at least two-thirds of all the votes entitled to be cast generally in the election of directors. The notice of any special meeting called to remove a director will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director will be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence, or other incapacity of a director may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Information regarding our board of directors is set forth below. Unless otherwise noted, the address for each director is c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, FL 32801.

Name and Age of Director	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Director
Interested Directors
Thomas K. Sittema, 56	Director (Class 2) and Chairman of the Board and Chief Executive Officer	Appointed June 2010	Chief Executive Officer, Corporate Capital Trust, Inc. 9/2014-present; Chief Executive Officer and President, CNL Growth Properties, Inc. 9/2014-present; Chief Executive Officer and President, Global Income Trust, Inc. 9/2014-present; Chief Executive Officer, CNL Financial Group, Inc. 1/2011-Present; Director, 6/2010-Present, and Investment Committee Member, 6/2011-Present, of CNL Fund Advisors Company; Chief Executive Officer, CNL Real Estate Group, Inc., 10/2009 - present; Managing Director, Bank of America Merrill Lynch, 1994 -10/2009	Director and Vice Chairman, CNL Lifestyle Properties, Inc.; Director and Vice Chairman, CNL Healthcare Properties, Inc.; Director, World Serve Ministries, Dallas TX; Director, Crescent Resources, LLC

Erik A. Falk, 45	Director (Class 3)	Appointed December 2012	Co-Head of KKR & Co.’s Leveraged Credit Team, 9/2008-present; member of Portfolio Management Committee of KKR, 2008-present	Director, Loan Syndications and Trading Association

Independent Directors
Frederick Arnold, 60	Director (Class 2)	Appointed January 2011	Executive Vice President and Chief Financial Officer, Capmark Financial Group, Inc., 9/2009-1/2011	Director, Lehman Commercial Paper Inc.; Director, Lehman Brothers Holdings Inc.; Director, CIFC Corp.

James H. Kropp, 65	Director (Class 3)	Appointed January 2011	Chief Investment Officer, SLKW Investments LLC, successor to i3 Funds, LLC, 12/2008-present; Manager, Microproperties LLC, 2011-present; Interim Chief Financial Officer, TaxEase, LLC, 2/2009-2/2012	Director, Chairman of the Compensation Committee, Member of the Nominating/ Corporate Governance Committee, PS Business Parks, Inc., Glendale CA; Independent Trustee, Chairman of

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Name and Age of Director	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Director
the Audit Committee, Member of the Governance Committee, and Member of the Independent Trustee Committee, The CNL Funds (a registered investment company); Trustee and Chairman of Audit Committee, American Homes 4 Rent

Kenneth C. Wright, 57	Director (Class 1)	Appointed January 2011	Partner, Baker & Hostetler LLP, 1990-present	Director, Florida Opportunity Fund, Winter Park FL

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Committee service by our Directors is as follows:

Name and Age of Director	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Director
Audit Committee, Nominating and Governance Committee, Independent Director Committee
Frederick Arnold, 60	Director (Class 2)	Appointed January 2011	Executive Vice President and Chief Financial Officer, Capmark Financial Group, Inc., 9/2009-1/2011	Director, Lehman Commercial Paper Inc.; Director, Lehman Brothers Holdings Inc.; Director, CIFC Corp.

James H. Kropp, 65	Director (Class 3)	Appointed January 2011	Chief Investment Officer, SLKW Investments LLC, successor to i3 Funds, LLC, 12/2008-present; Manager, Microproperties LLC, 2011-present; Interim Chief Financial Officer, TaxEase, LLC, 2/2009-2/2012; Senior Vice President of Investments, Gazit Group USA, Inc., 1/2006-12/2008.	Director, Chairman of the Compensation Committee, Member of the Nominating/Corporate Governance Committee, PS Business Parks, Inc., Glendale CA; Independent Trustee, Chairman of the Audit Committee, Member of the Governance Committee, and Member of the Independent Trustee Committee, The CNL Funds (a registered investment company); Trustee and Chairman of Audit Committee, American Homes 4 Rent

Kenneth C. Wright, 57	Director (Class 1)	Appointed January 2011	Partner, Baker & Hostetler LLP, 1990-present	Director, Florida Opportunity Fund, Winter Park FL

Directors’ beneficial interest in us is as follows:

Name of Director	Dollar Range of Equity Securities Owned in Company (1)
Interested Directors:
Thomas K. Sittema	Over $100,000
Erik A. Falk	none

Independent Directors:
Frederick Arnold	none
James H. Kropp	none
Kenneth C. Wright	none

(1)	As of September 30, 2014.

Independent director ownership interest in our Advisors, Managing Dealer or a control person of these entities is as follows:

Name of Director	Name of Owner and Relationship to Director	Company	Title of Class	Value of Security	Percent of Class (1)
Frederick Arnold	Frederick Arnold (self)	None
James H. Kropp	James H. Kropp (self)	None
Kenneth C. Wright	Kenneth C. Wright (self)	None

(1)	As of most recently completed calendar year, December 31, 2013.

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We will also reimburse each of the independent directors for reasonable out-of-pocket expenses incurred in connection with attending meetings of our board of directors and board committees. The table below sets forth the compensation received by each director from us for the fiscal year ended December 31, 2013.

Name of Director	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total Compensation

Interested Directors:
Thomas K. Sittema	—	—	—	—	—	—	—
Erik A. Falk	—	—	—	—	—	—	—

Independent Directors:
Frederick Arnold	$96,500	—	—	—	—	—	$96,500
Kenneth C. Wright	$96,500	—	—	—	—	—	$96,500
James H. Kropp	$106,500	—	—	—	—	—	$106,500

Our Executive Officers

The following persons serve as our executive officers in the following capacities. Unless otherwise noted, the address for each executive officer is c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, FL 32801.

Name, Address and Age of Officer	Position(s) held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Officer

Thomas K. Sittema, 56	Chief Executive Officer	Appointed September 2014	Chief Executive Officer, Corporate Capital Trust, Inc. 9/2014-present; Chief Executive Officer and President, CNL Growth Properties, Inc. 9/2014-present; Chief Executive Officer and President, Global Income Trust, Inc. 9/2014-present; Chief Executive Officer, CNL Financial Group, Inc. 1/2011-Present; Director, 6/2010-Present, and Investment Committee Member, 6/2011-Present, of CNL Fund Advisors Company; Chief Executive Officer, CNL Real Estate Group, Inc., 10/2009 - present; Managing Director, Bank of America Merrill Lynch, 1994 -10/2009	Director and Vice Chairman, CNL Lifestyle Properties, Inc.; Director and Vice Chairman, CNL Healthcare Properties, Inc.; Director, World Serve Ministries, Dallas TX; Director, Crescent Resources, LLC

Steven D. Shackelford, 51	President, Chief Financial Officer and Treasurer	Appointed January 2013, November 2014 and November 2014, respectively	Chief Financial Officer and Treasurer from 11/2014 – present and President from 1/2013 - present and Investment Committee Member from 1/2013 - present of CNL Fund Advisors Company; Chief Financial Officer from 12/2008 - 3/2013, and Executive Vice President from 4/2013 - 4/2014 of CNL Growth Properties, Inc.; Chief Financial Officer from 3/2009 -3/2013, and Executive Vice President from 4/2013 - 4/2014 of Global Income Trust, Inc.; Chief Financial Officer and Chief Operating Officer of CNL Management Corp. f/k/a CNL Real Estate Advisors Company from 3/2007-10/2009.

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Name, Address and Age of Officer	Position(s) held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships Held by Officer

Kirk A. Montgomery, 58	Chief Compliance Officer, General Counsel, Senior Vice President and Secretary	Appointed CCO, GC and SVP in July 2013 Appointed Secretary in 11/14	Head of Regulatory Affairs, CNL Financial Group Investment Management, LLC from 3/2013 - present; General Counsel, CNL Capital Markets Corp. from 3/2013 – present; Chief Legal Officer, Wells Real Estate Funds, Inc. from 10/2002 – 3/2013.

CNL – Additional public information about CNL, as disclosed on Form ADV Part 1, may be viewed on the internet at www.adviserinfo.sec.gov under the name of CNL Fund Advisors Company.

KKR –Additional public information about KKR, as disclosed on Form ADV Part 1, may be viewed on the internet at www.adviserinfo.sec.gov under the name of KKR Asset Management.

Conflicts of Interest

The Advisors and certain of their respective affiliates will experience conflicts of interest in connection with the management of our business affairs, including, but not limited to the following:

•	Mr. Wright, one of our Independent Directors, is also a director of the Florida Opportunity Fund, a non-profit organization for which Mr. Andrew Hyltin, our former chief executive officer, serves as chairman of the board. Both individuals have served on the board of the Florida Opportunity Fund since its inception in November 2007.

•	Mr. Sittema is both our chairman and chief executive officer.

•	The respective members, directors, officers and other personnel of the Advisors allocate their time between advising us and managing other investment and business activities in which they may be involved. The Advisors intend to devote such time as shall be necessary to conduct our business affairs in an appropriate manner. However, our Advisors will continue to devote the time, resources and other services necessary to managing their other investment and business activities and the Advisors are not precluded from conducting activities unrelated to our business affairs.

•	We may compete with certain affiliates of each of CNL and KKR for investments, subjecting such advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf. The Advisors will receive advisory and other fees from the other respective entities they manage. Because of the fee-offset provisions contained in the management agreements for such entities, the fees may not be proportionate to such entities’ investment accounts for any given transaction and the Advisors may have an incentive to favor entities from which they receive higher fees. Our Advisors intend to allocate such investment opportunities in a manner that they deem appropriate taking into account factors such as investment objectives, available capital, applicable concentration limits, minimum investment rights and other investment restrictions, portfolio diversification, the potential dilutive effect of a new investment on an existing investment, the overall risk profile of a portfolio and other considerations deemed relevant by our Advisors. The outcome of this determination may result in the allocation of all, some or none of an investment opportunity to us. In addition, subject to applicable law, affiliates of our Advisors may invest in one of our portfolio companies and hold a different class of securities than us. To the extent that an affiliate of our Advisors holds a different class of securities than us, our interests may not be aligned. Notwithstanding the foregoing, our Advisors will act in our best interest in accordance with their fiduciary duties to us.

•	The compensation payable by us to our Advisors will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our shareholders.

•	KKR and its affiliates may provide a broad range of financial services to companies in which we invest, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of KKR may act as underwriter or placement agent in connection with an offering of securities by one of our portfolio companies. The Advisors have agreed that any compensation payable to KKR, CNL or any of their respective affiliates, that is attributable to our investment in any portfolio company and is in excess of any of the limitations in or exemptions granted from the 1940 Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in the exemptive relief granted to the Advisors or us by the SEC, shall, to the extent of such excess, be delivered promptly to us. KKR and CNL may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to us, on the other hand.

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•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief we may receive or have received from the SEC, we and other clients for which our Advisors provide investment management services or carry on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients, including in the case of financial distress of the investment entity.

•	Our Advisors and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us even though their investment objectives may be similar to ours.

•	To the extent not restricted by confidentiality requirements or applicable law, our Advisors may apply experience and information gained in providing services to our portfolio companies in providing services to competing companies invested in by our affiliates’ other clients.

•	Our Advisors and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations), or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Advisors. For example, our Advisors may invest, on behalf of an affiliated fund, in a company that is a competitor of one of our portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of our portfolio companies. Our Advisors will provide advice and recommendations to any such companies without regard to our interests. In addition, our Advisors’ ability to effectively implement our investment strategies may be limited to the extent that contractual obligations relating to these permitted activities restrict our Advisors’ ability to engage in transactions that they may otherwise be interested in pursuing. Affiliates of KKR, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of KKR have no obligation to make their originated investment opportunities available to us.

•	As a business development company, we are limited in our ability to invest in any portfolio company in which an affiliates’ other client has an investment. We are also limited in our ability to co-invest in a portfolio company with our Advisors or one or more of their respective affiliates. Some of these co-investments are only permitted pursuant to the exemptive order from the SEC.

•	The nature of our Advisors’ businesses and the participation by persons associated with the Advisors in creditors’ committees, steering committees, or boards of directors of portfolio companies, may result in our Advisors receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. The possession of “inside information” or “insider” status with respect to a portfolio company or potential portfolio company by our Advisors or their personnel may restrict our Advisors’ ability to enter into or exit from potentially profitable investments, which could have an adverse effect on our results of operations.

•	We depend to a significant extent on our Advisors’ access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of our Advisors source, evaluate, analyze and monitor our investments. Our future success will depend on the continued service of the senior management and investment professionals of our Advisors.

•	Our Advisors may in the future develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons. Such services by an Advisor may relate to transactions that could give rise to investment opportunities that are suitable for us. In that case, the Advisor’s client would typically require the Advisor to act exclusively on its behalf, thereby precluding us from participating in such investment opportunities. Our Advisors would not be obligated to decline any such engagements in order to make an investment opportunity available to us. In addition, our Advisors may come into the possession of information through these new businesses that limits our ability to engage in potential transactions.

•

The 1940 Act limits our ability to invest in, or hold securities of, companies that are controlled by funds managed by either of our Advisors. Any such investments could create conflicts of interest between us and our Advisors. Our Advisors may also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Advisors’ advisory clients could exist or develop. In addition, to the extent that another client of our Advisors holds a different class of securities than us, the interest of such client and our interest may not be aligned. As a result of these

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conflicts and restrictions, our Advisors may be unable to implement our investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, our Advisors may choose to exit these investments prematurely and, as a result, we would forgo any future positive returns associated with such investments.

•	Certain other Advisor client accounts or proprietary accounts may have investment objectives, programs, strategies and positions that are similar to, or may conflict with, our investment objectives, programs, strategies and positions, or may compete with, or have interests adverse to, us. This type of conflict could affect the prices and availability of the securities or interests in which we invest. An Advisor may give advice or take action with respect to the investments held by, and transactions of, the Advisor’s other client accounts or proprietary accounts that may be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to our investments and transactions. Such different advice and/or inconsistent actions may be due to a variety of reasons, including, without limitation, the differences between our investment objective, program, strategy and tax treatment and those of such other client accounts or proprietary accounts or the regulatory status of such other client accounts and any related restrictions or obligations imposed on the Advisor as a fiduciary thereof. Such advice and actions may adversely impact us.

•	Because our Managing Dealer is an affiliate of CNL, its due diligence review and investigation of us and this SAI cannot be considered to be an independent review.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this SAI, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the date of this SAI. Ownership information for those persons who beneficially own 5% or more of the Shares is based upon information furnished by our transfer agent and other information provided by such persons, if available.

Name	Number	Percentage of current ownership (2)	Percentage assuming maximum amount is purchased (2)
Beneficial Owners of More Than 5%: (1)(2)	—	—	—
Directors and Executive Officers: (1)
Interested Directors:
Thomas K. Sittema	11,128	*	*
Erik A. Falk	—
Independent Directors:
Kenneth C. Wright	—
Frederick Arnold	—
James H. Kropp	10,107
Executive Officers:
Thomas K. Sittema (3)	11,128	*	*
Steven D. Shackelford	15,680	*	*
Kirk Montgomery	—	*	*

All directors and officers as a group (7 persons)	36,915	*	*

*	Less than one percent.
(1)	The address of each beneficial owner is c/o CORPORATE CAPITAL TRUST, INC., 450 S. Orange Avenue, Orlando, Florida 32801. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	Based on a total of 195,861,823 shares issued and outstanding as of September 30, 2014.
(3)	Thomas K. Sittema became the chief executive officer of the Company effective September 1, 2014.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Investment Advisory Services

We have entered into an Investment Advisory Agreement with CNL pursuant to which CNL will provide investment advisory services to us. CNL, and us to a limited extent, have entered into a Sub-Advisory Agreement with KKR pursuant to which KKR will assist CNL and provide investment advisory services to us. We pay CNL a management fee under the Investment Advisory Agreement consisting of a management fee and an incentive fee. Under the Sub-Advisory Agreement, CNL pays KKR 50% of the fees that it receives under the Investment Advisory Agreement. See “Advisors Fees.” We also reimburse CNL and KKR for various expenses they incur in providing these services and performing their obligations under the agreements.

Administrative Services Agreement

We have entered into an Administrative Services Agreement with CNL whereby CNL will perform or oversee the performance of various administrative services that we require as well as personnel and facilities necessary for our business and these services. For providing these services, facilities and personnel, we will reimburse CNL for administrative expenses it incurs in performing its obligations. However, such reimbursement will be made at an amount equal to the lower of CNL’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location. We will not reimburse CNL for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of CNL.

CNL, serving as Administrator, has entered into an agreement with CNL Capital Markets Corp., an affiliate, to (a) provide certain transfer agency oversight services, including amending an existing transfer agency agreement with a duly registered transfer agent to add us as a party to the transfer agency agreement, (b) respond to administrative calls from broker-dealers, financial advisors and investors, (c) provide shareholder communication services, and (d) perform other administrative services related to the purchase, ownership and transfer of our shares. The agreement between CNL and CNL Capital Markets Corp. is subject to annual review and renewal. CNL, serving as Administrator, has entered into a sub-administration agreement with State Street Bank and Trust Company to provide certain fund administration services including treasury services, legal support services, and tax support services.

Offering and Organizational Costs

The terms of the Investment Advisory Agreement entitle CNL (and indirectly KKR) to receive up to 5% of gross proceeds in connection with the offering as reimbursement for organization and offering expenses incurred by the Advisors on our behalf. The Advisors waived our requirement to reimburse them for organization and offering expenses for the period from June 17, 2011 through January 31, 2012. The waiver of the reimbursement requirements did not reduce the amount of organization and offering expenses incurred by the Advisors that are eligible for reimbursement in future periods. Beginning February 1, 2012, we implemented an expense reimbursement rate equal to 0.75% of gross offering proceeds to initiate the reimbursement of organization and offering expenses incurred by the Advisors. The reimbursement rate was increased to 1.0% of gross offering proceeds on March 1, 2013.

Through the completion of the initial offering, the Advisors have been reimbursed in the amounts of $0.90 million for organization expenses and $10.84 million for offering expenses. There are no remaining unreimbursed organization and offering expenses from the initial offering of 150 million in shares of common stock. The final reimbursement rate was 0.8% of gross offering proceeds from the initial offering. As of September 30, 2014, the Advisors have been reimbursed in the amounts of $5.22 million for offering expenses from the Follow-On Offering. As of September 30, 2014, the Advisors were fully reimbursed for all offering expenses incurred on behalf of us in connection with the Follow-On Offering.

We will continue to reimburse the Advisors for offering expenses in connection with the offering only to the extent that the reimbursement payments would not cause the total organization and offering expenses borne by us to exceed 5% of the aggregate gross proceeds from this offering. The Advisors continue to be responsible for the payment of our offering expenses to the extent they exceed 5% of the aggregate gross proceeds from the offering, without recourse against or reimbursement by us.

Officers

In connection with its services, CNL has also agreed to provide us with personnel to serve as our appointed executive officers. These individuals consist of our chief executive officer, chief financial officer, senior vice president, general counsel, and chief compliance officer, all of whom are executives of CNL and its affiliates. We do not pay any compensation to any of our executive officers, with the exception of agreed-upon reimbursement payments to CNL pursuant to the Administrative Services Agreement for the professional services provided by our chief compliance officer, general counsel and chief financial officer.

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Initial Capital Contribution from Advisors

Pursuant to a private placement prior to the commencement of this offering, CNL and KKR contributed an aggregate of $200,000.00 to purchase 22,222.22 shares of our common stock at $9.00 per share.

Managing Dealer Expenses

Our Managing Dealer is an affiliate of CNL. Our Managing Dealer will be entitled to receive selling commissions of up to 7% of the gross proceeds of shares sold in the offering and a marketing support fee of up to 3% of the gross offering proceeds of shares sold in the offering. Our Managing Dealer will engage unrelated, third-party participating broker-dealers in connection with the offering of shares and, in connection therewith, re-allow all or a portion of such fees to participating broker-dealers. In addition, although our Managing Dealer examines the information in the prospectus for accuracy and completeness, due to its affiliation with CNL, no independent review of us will be made in connection with the distribution of our shares in this offering.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by our board of directors, KKR is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Advisors do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, considering the full range of a broker or dealer’s services, including: (i) competitiveness of price (including the applicable brokerage commission or dealer spread), (ii) promptness of execution and past history in executing orders, (iii) clearance and settlement capabilities, (iv) research capabilities, (v) access to markets and distribution network, and (vi) trade error rate and ability or willingness to correct errors. While our Advisors will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Advisors may select a broker based partly upon brokerage, research, or other services provided by such broker to our Advisors. In return for such services, we may pay a higher commission than other brokers would charge if our Advisors determine in good faith that such commission is reasonable in relation to the services provided. In addition, KKR is affiliated with entities that act as broker-dealers that may from time to time be involved in the private placement of debt or equity securities issued by our portfolio companies or in arranging financing for our portfolio companies. The Advisors have agreed that any compensation payable to KKR, CNL or any of their respective affiliates, that is attributable to our investment in any portfolio company and is in excess of any of the limitations in or exemptions granted from the 1940 Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in any exemptive relief granted to the Advisors or us by the SEC, shall, to the extent of such excess, be delivered promptly to us.

REGULATION

We have elected to be regulated as a business development company under the 1940 Act. A business development company is a special category of investment company under the 1940 Act that was added by Congress to facilitate the flow of capital to private companies and small public companies that do not have efficient or cost-effective access to public capital markets or other conventional forms of corporate financing. Business development companies make investments in private or thinly-traded public companies in the form of long-term debt and/or equity capital, with the goal of generating current income or capital growth.

Business development companies are closed-end funds that elect to be treated as business development companies under the 1940 Act. As such, business development companies are subject to only certain provisions of the 1940 Act, as well as the Securities Act and the Exchange Act. Business development companies are provided greater flexibility under the 1940 Act than are other investment companies in dealing with their portfolio companies, issuing securities, and compensating their managers. Business development companies can be internally or externally managed and may qualify to elect to be taxed as RICs for federal tax purposes. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters, and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of a business development company’s directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (2) 50% of our voting securities.

We are generally unable to issue and sell our common stock at a price below net asset value per share. See “Risk Factors— Risks related to business development companies. Regulations governing our operation as a business development company and RIC will affect our ability to raise capital, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to

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risks, including the risks associated with leverage” in the prospectus. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing shareholders, in payment of dividends, and in certain other limited circumstances.

As a business development company, we are generally not permitted to invest in any portfolio company in which our Advisors or any of their affiliates currently have an investment or to make any co-investments with our Advisors or any of their affiliates without an exemptive order from the SEC. We may, however, invest alongside our Advisors and their affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such other clients’ accounts consistent with guidance promulgated by the SEC Staff permitting us and such other clients’ accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that neither of our Advisors, acting on our behalf or on behalf of other clients, negotiates any term other than price. We may also invest alongside our Advisors’ respective other clients as otherwise permissible under regulatory guidance, applicable regulations and our Advisors’ allocation policies. On May 21, 2013, the SEC issued an order granting us exemptive relief that expands our ability to co-invest with certain of our affiliates in privately negotiated transactions. Subject to the conditions specified in the exemptive order, we are permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by KKR. We currently do not, nor do we currently intend to, invest in or hold securities of companies that were, prior to our original investment, controlled by affiliates of our Advisors.

Business Development Company Regulation: Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which we refer to in this SAI as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As discussed in greater detail below, the 1940 Act defines qualifying assets as principally including certain investments by a business development company in eligible portfolio companies. An eligible portfolio company is defined under the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies any of the following:

a.	does not have any class of securities that is traded on a national securities exchange;

b.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

c.	is controlled by a business development company, either alone or as part of a group acting together, and the business development company has an affiliated person who is a director of the eligible portfolio company; or

d.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

As relevant to our proposed business, the principal categories of qualifying assets under the 1940 Act are the following:

•	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

•	Securities of any eligible portfolio company that we control.

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described in the first four items described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. government securities, or high-quality debt securities maturing in one year or less from the time of investment.

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In addition, a business development company must have been organized and have its principal place of business in the United States and be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Business Development Company Regulation: Control and Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or make available to the issuer of the securities significant managerial assistance without the issuer having to request such assistance. Where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance includes any arrangement whereby the business development company, through its directors, officers, or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities, money market funds, or high-quality debt securities maturing in one year or less from the time of investment so that 70% of our total assets are qualifying assets. Typically, we intend to invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as we, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the diversification requirements in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We expect that CNL will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks related to business development companies — Regulations governing our operation as a business development company and RIC will affect our ability to raise capital, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including the risks associated with leverage” in the prospectus.

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Persons subject to this code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is included as an exhibit to our registration statement for this offering. A copy of our code of ethics is also available on our website: www.corporatecapitaltrust.com. You may also read and copy our code of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of our code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

Compliance Policies and Procedures

We and our Advisors have each adopted and implemented written compliance policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their

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adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering our compliance policies and procedures and each the chief compliance officer of each of our Advisors is responsible for administering the compliance policies and procedures for such advisor.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility for investments we own to KKR. KKR will vote proxies according to our proxy voting policies and procedures which are set forth below. These guidelines are reviewed periodically by the Advisors as well as our board of directors, and, accordingly, are subject to change.

As an investment adviser registered under the 1940 Act, KKR has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of KKR are intended to comply with Section 206 of, and Rule 206(4)-6 under, the 1940 Act.

Proxy Policies

KKR will vote proxies relating to our securities in a manner that it believes, in its discretion, to be in the best interest of our shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote taking into account relevant factors, including: (1) the impact on the value of the securities; (2) the anticipated costs and benefits associated with the proposal; (3) the effect on liquidity; and (4) customary industry and business practices. Although KKR will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of KKR are made by its portfolio managers and investment professionals under the supervision of KKR’s legal/compliance department. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) the recommended vote be approved by a member of KKR’s legal/compliance department prior to being submitted to the custodian; (b) associates involved in the decision making process or vote administration are prohibited from revealing how KKR intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (c) where a material conflict of interest exists, the chief compliance officer designate an individual or group who can impartially help decide how to resolve such conflict.

Proxy Voting Records

You may obtain information, without charge, regarding how KKR voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o Corporate Capital Trust, Inc., 450 South Orange Ave., Orlando, Florida 32801.

Securities Exchange Act and Sarbanes-Oxley Act

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm.

The Sarbanes-Oxley Act requires us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and its regulations. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, under our articles of incorporation, we are prohibited from indemnifying our directors, officers, employees, controlling persons or agents against losses that result from their negligence or misconduct, and, in the case of our Independent Directors, their gross negligence or willful misconduct.

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PART C: OTHER INFORMATION

Other Information

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The following financial statements of the Registrant are included in Part A of this Registration Statement:

(2) Exhibits

(a)	Second Amended and Restated Articles of Incorporation of the Registrant. (Incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on May 8, 2012).

(b)	Second Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on September 8, 2014).

(d)(1)	Form of Subscription Agreement (Incorporated by reference to Exhibit (d) filed with Post-Effective Amendment No. 4 to the Company’s registration statement on Form N-2 (File No. 333-167730) filed on June 17, 2013).

(d)(2)	Form of Indenture.**

(d)(3)	Form T-1 Statement of Eligibility with respect to the Form of Indenture.**

(e)	Form of Distribution Reinvestment Plan (Incorporated by reference to Exhibit 2(e) filed with Pre-Effective Amendment No. 2 to the Company’s registration statement on Form N-2 (File No. 333-167730) filed on February 18, 2011.)

(g)(1)	Investment Advisory Agreement by and between the Registrant and CNL Fund Advisors Company (Incorporated by reference to Exhibit 2(g)(1) filed with Pre-Effective Amendment No. 3 to the Company’s registration statement on Form N-2 (File No. 333-167730) filed on March 29, 2011.)

(g)(2)	Sub-Advisory Agreement by and among the Registrant, CNL Fund Advisors Company and KKR Asset Management LLC (Incorporated by reference to Exhibit 2(g)(2) filed with Pre-Effective Amendment No. 3 to the Company’s registration statement on Form N-2 (File No. 333-167730) filed on March 29, 2011.)

(g)(3)	Investment Management Agreement between the Registrant and CCT Funding LLC (Incorporated by reference to Exhibit 10.18 to the Company’s Quarterly Report on Form 10-Q filed on November 10, 2011.)

(g)(4)	Amendment No. 1 to Investment Advisory Agreement by and between the Registrant and CNL Fund Advisors Company (Incorporated by reference to Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed on March 16, 2012.)

(h)	Form of Underwriting Agreement.*

(j)(1)	Custodian Agreement (Incorporated by reference to Exhibit 2(j) filed with Pre-Effective Amendment No. 3 to the Company’s registration statement on Form N-2 (File No. 333-167730) filed on March 29, 2011.)

(j)(2)	Custodial Agreement among the Registrant, CCT Funding LLC, Deutsche Bank AG, New York Branch and Deutsche Bank Trust Company Americas (Incorporated by reference to Exhibit 10.15 to the Company’s Quarterly Report on Form 10-Q filed on November 10, 2011.) (Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC.)

(j)(3)	Special Custody and Pledge Agreement, dated as of June 4, 2013, by and among the Registrant, BNP Paribas Prime Brokerage, Inc. and State Street Bank and Trust Company (Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on June 18, 2013.)

(j)(4)	Control Agreement, dated as of July 22, 2013, by and among Halifax Funding LLC, The Bank of Nova Scotia, and State Street Bank and Trust Company (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 26, 2013.)

(j)(5)	Control Agreement, dated as of September 4, 2013, among the Registrant, as borrower, JPMorgan Chase Bank, N.A., as collateral agent, and State Street Bank and Trust Company, as custodian (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 10, 2013.)

(k)(1)	Amended and Restated Escrow Agreement by and among the Registrant, UMB Bank N.A., and CNL Securities Corp. (Incorporated by reference to Exhibit 10.10 to the Company’s Quarterly Report on Form 10-Q filed on August 12, 2011.)

(k)(2)	Administrative Services Agreement by and between the Registrant and CNL Fund Advisors Company (Incorporated by reference to Exhibit 2(k)(2) filed with Pre-Effective Amendment No. 3 to the Company’s registration statement on Form N-2 (File No. 333-167730) filed on March 29, 2011.)

(k)(3)	Form of Intellectual Property License Agreement by and between the Registrant and CNL Intellectual Properties, Inc. (Incorporated by reference to Exhibit 2(k)(3) filed with Pre-Effective Amendment No. 2 to the Company’s registration statement on Form N-2 (File No. 333-167730) filed on February 18, 2011.)

(k)(4)	Limited Liability Company Agreement of CCT Funding LLC (Incorporated by reference to Exhibit 10.13 to the Company’s Quarterly Report on Form 10-Q filed on November 10, 2011.)

(k)(5)	Credit Agreement between CCT Funding LLC and Deutsche Bank AG, New York Branch (Incorporated by reference to Exhibit 10.14 to the Company’s Quarterly Report on Form 10-Q filed on November 10, 2011.) (Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC.)

(k)(6)	First Amendment to Credit Agreement between CCT Funding LLC and Deutsche Bank AG, New York Branch (Incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K filed on March 16, 2012.) (Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC.)

(k)(7)	Second Amendment to Credit Agreement between CCT Funding LLC and Deutsche Bank AG, New York Branch. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 24, 2012.) (Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC.)

(k)(8)	Third Amendment to Credit Agreement between CCT Funding LLC, the lenders referred to therein and Deutsche Bank AG, New York Branch. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 14, 2013.) (Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC.)

(k)(9)	Asset Contribution Agreement between the Registrant and CCT Funding LLC (Incorporated by reference to Exhibit 10.16 to the Company’s Quarterly Report on Form 10-Q filed on November 10, 2011.)

(k)(10)	Security Agreement between CCT Funding LLC and Deutsche Bank AG, New York Branch (Incorporated by reference to Exhibit 10.17 to the Company’s Quarterly Report on Form 10-Q filed on November 10, 2011.)

(k)(11)	Amended and Restated Expense Support and Conditional Reimbursement Agreement by and among the Registrant, CNL Fund Advisors Company and KKR Asset Management LLC (Incorporated by reference to Exhibit 10.18 to the Company’s Annual Report on Form 10-K filed on March 16, 2012.)

(k)(12)	Amendment to Amended and Restated Expense Support and Conditional Reimbursement Agreement by and among the Registrant, CNL Fund Advisors Company and KKR Asset Management LLC. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 7, 2013.)

(k)(13)	ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, each dated as of November 15, 2012, by and between Halifax Funding LLC and The Bank of Nova Scotia. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 21, 2012.)

(k)(14)	Confirmation Letter Agreement, dated as of November 15, 2012, by and between Halifax Funding LLC and The Bank of Nova Scotia. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 21, 2012.)

(k)(15)	Amending Agreement dated as of July 22, 2013 by and among the Registrant, Halifax Funding LLC, The Bank of Nova Scotia, and The Bank of Nova Scotia Trust Company of New York (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 26, 2013.)

(k)(16)	Committed Facility Agreement, dated as of June 4, 2013, by and between the Registrant and BNP Paribas Prime Brokerage, Inc. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 18, 2013.)

(k)(17)	U.S. PB Agreement, dated as of June 4, 2013, by and between the Registrant and BNP Paribas Prime Brokerage, Inc. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 18, 2013.)

(k)(18)	Amended and Restated Committed Facility Agreement, dated as of August 29, 2013, by and between Paris Funding LLC and BNP Paribas Prime Brokerage, Inc. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 5, 2013.)

(k)(19)	First Amendment Agreement, dated as of November 6, 2014, to the Amended and Restated Committed Facility Agreement dated August 29, 2013 between BNP Paribas Prime Brokerage, Inc., on behalf of itself and as agent for the BNPP Entities and Paris Funding LLC. (Incorporated by reference to Exhibit 10.38 to the Company’s Quarterly Report on Form 10-Q filed on November 13, 2014.)

(k)(20)	Senior Secured Revolving Credit Agreement, dated as of September 4, 2013, among the Registrant, as borrower, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and ING Capital LLC as syndication agent (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 10, 2013.)

(k)(21)	Guarantee and Security Agreement, dated as of September 4, 2013, and entered into among the Registrant, as borrower, and JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and the other parties thereto (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 10, 2013.)

(k)(22)	Fourth Amendment to Credit Agreement between CCT Funding LLC, the lenders referred to therein and Deutsche Bank AG, New York Branch. (Incorporated by reference to Exhibit 10.26 to the Company’s Current Report on Form 8-K filed on January 31, 2014.) (Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC.)

(k)(23)	Selected Dealer Agreement among the Registrant, CNL Securities Corp., CNL Fund Advisors Company, CNL Financial Group, LLC, KKR Asset Management LLC and Ameriprise Financial Services, Inc. (Incorporated by reference to Exhibit 10.34 to the Company’s Annual Report on Form 10-K filed on March 20, 2014.) (Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC.)

(k)(24)	Commitment Increase Agreement between the Registrant and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Credit Agreement. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 10, 2014.)

(k)(25)	Commitment Increase Agreement, dated effective as of November 24, 2014, by and among Corporate Capital Trust, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent and Issuing Bank, the Assuming Lender and the Increasing Lenders party thereto. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 25, 2014.)

(k)(26)	Omnibus Amendment to the Senior Secured Term Loan Agreement, dated as of May 19, 2014, among the Registrant, as borrower, the subsidiary guarantor party thereto the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 22, 2014.)

(k)(27)	Senior Secured Term Loan Agreement, dated as of May 20, 2014, among the Registrant, as borrower, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, J.P. Morgan Securities LLC, Mizuho Bank, Ltd., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Bank PLC as co-syndication agents, joint bookrunners and joint lead arrangers and Greensledge Capital Markets LLC as co-syndication agent. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on May 22, 2014.)

(k)(28)	Fifth Amendment to Credit Agreement between CCT Funding LLC, the lenders referred to therein and Deutsche Bank AG, New York Branch. (Incorporated by reference to Exhibit 10.39 to the Company’s Current Report on Form 8-K filed on January 9, 2015.) (Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment and filed separately with the SEC.)

(l)	Opinion of Dechert LLP **

(n)(1)	Consent of Dechert LLP (Incorporated by reference to Exhibit (l) hereto.)

(n)(2)	Consent of Deloitte & Touche LLP**

(n)(3)	Consent of Deloitte & Touche LLP**

(r)(1)	Amended and Restated Code of Ethics of the Registrant (Incorporated by reference to Exhibit 14.1 to the Company’s Annual Report on Form 10-K filed on March 16, 2012.)

(r)(4)(i)	Power of Attorney of Certain Directors of the Registrant.**

*	To be filed by amendment.
**	Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

The following is an estimate, subject to future contingencies, of the expenses relating to the issuance and distribution of the securities being registered hereby:

SEC registration fee	$87,150
FINRA filing fee	113,000
Accounting fees and expenses	90,000
Legal fees and expenses	200,000
Printing	78,750
Miscellaneous fees and expenses	556,100

Total	$1,125,000

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

We directly or indirectly own 100% of the voting securities of the following:

Name		Jurisdiction of Organization
CCT Funding LLC	(1)	Delaware
Paris Funding LLC	(1)	Delaware
Halifax Funding LLC	(1)	Delaware
FCF Funding LLC	(1)	Delaware
CCT Holdings LLC	(1)	Delaware
CCT Dublin Funding Limited	(2)	Ireland
CCT Irish GP LLC	(2)	Delaware

(1)	Included in our consolidated financial statements as of September 30, 2014.
(2)	Entity formed subsequent to September 30, 2014 and therefore is not included in our consolidated financial statements as of such date.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at September 30, 2014:

Title of Class	Number of Record Holders
Common stock, $0.001 par value	51,177

Item 30. Indemnification

Limitation on Liability

Our articles of incorporation limits the personal liability of our directors and officers to the corporation or its shareholders for monetary damages to the fullest extent permitted by Maryland law, subject to any limitation set forth under the federal securities laws. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from:

a)	Actual receipt of an improper benefit or profit in money, property or services; or

b)	Active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

In addition, we intend to obtain directors’ and officers’ liability insurance.

Indemnification

Under the Maryland General Corporation Law, a Maryland corporation is required (unless its charter provides otherwise) to indemnify a director or officer who has been successful in the defense of any proceeding to which the director or officer is made or threatened to be made a party by reason of the director’s or officer’s service in that capacity and may indemnify its directors, officers, and certain other parties against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service to the corporation or to another entity at the corporation’s request, unless it is established that the act or omission of the indemnified party was material to the matter giving rise to the proceeding and (i) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the indemnified party actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification has been adjudged to be liable on the basis that personal benefit was improperly received or for an adverse judgment in a suit by or in the right of the corporation, unless in either case a court orders indemnification and then only for expenses. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification under the Maryland General Corporation Law, or (ii) if the articles of incorporation or bylaws, a resolution of the board of directors, or an agreement approved by the board of directors to which the corporation is a party expressly provides otherwise. In addition, Maryland law provides that reasonable expenses incurred by a director or officer who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) A written affirmation by the director or officer of the director’s or officer’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met and (ii) a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed by the corporation if it is ultimately be determined that such standard of conduct was not met.

Pursuant to our articles of incorporation, we are obligated to indemnify and hold harmless any present or former director or officer, and certain other individuals and entities, from and against any claim or liability to which such party seeking indemnification may become subject or which that party may incur by reason of that party’s status as a present or former director or officer or other role on our behalf, only if all of the following conditions are met:

(a)	the party seeking indemnification has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interest;

(b)	the party seeking indemnification was acting on behalf of or performing services for us;

(c)	such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a director (other than an Independent Director), or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent director; and

d)	such indemnification is recoverable only out of our net assets and not from that of a shareholder.

Furthermore, under our articles of incorporation, any director, officer, or any other individual or entity, shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

a)	there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the indemnitee;

b)	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the indemnitee; or

c)	a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and the published position of any state securities regulatory authority in which our securities were offered or sold as to indemnification for violations of securities laws.

Under our articles of incorporation, the advancement of our funds to an indemnitee for legal expenses and other costs incurred as a result of any legal action for which the indemnification is being sought is permissible only if all the following conditions are satisfied:

a)	the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of us;

b)	the indemnitee provides us with written affirmation of the indemnitee’s good faith belief that the indemnitee has met the standard of conduct necessary for indemnification by us;

c)	the legal action is initiated by a third party who is not a shareholder, or the legal action is initiated by a shareholder and a court of competent jurisdiction specifically approves of such advancement; and

d)	the indemnitee or its affiliates undertake to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which such indemnitee is found not to be entitled to indemnification.

The Investment Advisory Agreement provides that each of our Advisor s and its officers, directors, persons associated with each such Advisor, shareholders (and owners of the shareholders), controlling persons and agents are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceedings arising out of or otherwise based on the performance of any of such Advisor’s duties or obligations under the Investment Advisory Agreement or the

Sub-Advisory Agreement, as applicable, or otherwise as our investment adviser, (i) to the extent such damages, liabilities, cost and expenses (A) are not fully reimbursed by insurance, and (B) do not arise by reason of willful misfeasance, bad faith, or gross negligence in such Advisor’s performance of such duties or obligations, or such Advisor’s reckless disregard of such duties or obligations, and (ii) otherwise to the fullest extent such indemnification is consistent with the provisions of our articles of incorporation, the 1940 Act, the laws of the State of Maryland and other applicable law.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the court of the issue.

Item 31. Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which CNL, and each director or executive officer of CNL, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management – Interested Directors” and “CNL Team” as well as set forth in the Statement of Additional Information in the sections entitled “Management – Board of Directors” and “– Our Executive Officers.” Additional information regarding CNL is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-39197).

A description of any other business, profession, vocation, or employment of a substantial nature in which KKR, and each director or executive officer of KKR, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management – Interested Directors” and “KKR Team” as well as set forth in the Statement of Additional Information in the sections entitled “Management – Board of Directors” and “– Our Executive Officers.” Additional information regarding KKR is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-69633).

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of:

(a)	the registrant, Corporate Capital Trust, Inc., 450 S. Orange Avenue, Orlando, Florida 32801;

(b)	the Transfer Agent, DST Systems, Inc., 430 W. 7th Street, Ste. 219001, Kansas City, Missouri 64105;

(c)	the Custodian for the registrant and its subsidiaries, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111;

(d)	the Custodian for CCT Funding, Deutsche Bank Trust Company Americas, 1761 East St. Andrew Place, Santa Ana, CA 92705;

(e)	the investment adviser, CNL Fund Advisors Company, 450 S. Orange Avenue, Orlando, Florida 32801;

(f)	the sub-adviser, KKR Credit Advisors (US) LLC (formerly known as KKR Asset Management LLC), 555 California Street, San Francisco, California 94104;

(g)	the administrator, CNL Fund Advisors Company, 450 S. Orange Avenue, Orlando, Florida 32801;

(h)	a sub-administrator, CNL Capital Markets Corp., 450 S. Orange Avenue, Orlando, Florida 32801;

(i)	a sub-administrator, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02021; and

(j)	a subsidiary of the registrant, CCT Dublin Funding Limited, 3rd Floor, Kilmore House, Park Lane, Spencer Dock, Dublin, Ireland

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

The Registrant hereby undertakes:

(1)	to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, the Registrant’s net asset value declines more than 10% from the Registrant’s net asset value as of the effective date of this registration statement, or (ii) the Registrant’s net asset value increases to an amount greater than the Registrant’s net proceeds as stated in the prospectus;

(2)	Not applicable

(3)	if the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof, and further, if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, to file a post-effective amendment to set forth the terms of such offering

(4)	(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, or the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)	(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act [17 CFR 230.497(h)] shall be deemed to be part of this registration statement as of the time it was declared effective; and (b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Not applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orlando and State of Florida, on the 14th day of January 2015.

CORPORATE CAPITAL TRUST, INC.

By:	/s/ Thomas K. Sittema
Name:	Thomas K. Sittema
Title:	Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on January 14, 2015. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Name	Title

/s/ Thomas K. Sittema	Chief Executive Officer
Thomas K. Sittema	(Principal Executive Officer)

*	Chief Financial Officer
Steven D. Shackelford	(Principal Financial and Accounting Officer)

*	Director
Thomas K. Sittema

*	Director
Erik A. Falk

*	Independent Director
Frederick Arnold

*	Independent Director
James H. Kropp

*	Independent Director
Kenneth C. Wright

*By:	/s/ Thomas K. Sittema		Attorney in Fact
	Name:	Thomas K. Sittema	(pursuant to powers of attorney filed as part of this Registration Statement on January 14, 2015)